North American Funds
Variable Product Series II

Annual Report
August 31, 2001

American General Financial Group

NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II - ANNUAL REPORT AUGUST 31, 2001



TABLE OF CONTENTS

Chairman's Letter........................  1
Fund Information.........................  2
Schedules of Investments
  International Growth Fund..............  3
  Goldman Sachs Large Cap Growth Fund....  6
  INVESCO MidCap Growth Fund............. 10
  J.P. Morgan Small Cap Growth Fund...... 14
  State Street Large Cap Value Fund...... 18
  Neuberger Berman MidCap Value Fund..... 21
  Small Cap Value Fund................... 24
  AG Socially Responsible Fund........... 38
  AG High Yield Bond Fund................ 43
  AG Strategic Bond Fund................. 48
  AG Core Bond Fund...................... 53
  AG 2 Money Market Fund................. 57
  AG Aggressive Growth Lifestyle Fund.... 59
  AG Moderate Growth Lifestyle Fund...... 61
  AG Conservative Growth Lifestyle Fund.. 63
Statements of Assets and Liabilities..... 65
Statements of Operations................. 67
Statements of Changes in Net Assets...... 69
Notes to Financial Statements............ 72
Financial Highlights..................... 77
Report of Independent Auditors........... 81

--------------------------------------------------------------------------------

                                                                             1
A SPECIAL MESSAGE FROM THE ADVISER TO THE NORTH AMERICAN FUNDS VARIABLE PRODUCT
                                   SERIES II



Dear Valued Investor:

On behalf of all of us at VALIC, the adviser to the North American Funds Variable Product Series II, I would like to extend our sympathies and prayers to everyone affected by the horrible tragedies in New York, Washington, D.C. and Pennsylvania on September 11.

During this time of uncertainty, you may be concerned about the status of your Funds with VALIC. I assure you these events have not harmed our business in any way. We continue to be financially strong, and our records are safe and sound. As for our subadvisers, some whom are based in New York City, I am pleased to report that within 24 hours of the attack, these companies were back in business. All assets and records were safe and secure, thanks to comprehensive well-rehearsed disaster recovery plans.

The events of September 11 have understandably provoked a great deal of confusion and anxiety about the future of our country and our economy. It is important to remember that our nation and financial markets have faced many tremendous challenges in the past and time and time again they have persevered. If history is any guide, short-term drops in the stock market in the aftermath of a crisis, such as Pearl Harbor, the assassination of President Kennedy and the Oklahoma City bombing, are typically followed by longer-term rallies. The markets, like the American people, have historically acted with great resilience in times of adversity.

The U.S. economy remains the strongest in the world. To help maintain this position, our government has responded to the crisis with policies to provide monetary and fiscal stimulus. The Federal Reserve aggressively lowered short-term interest rates and boosted liquidity in the nation's banking system following the terrorist attack. Since September 11, it has made two reductions, by 50 basis points each, in the Fed Funds rate (the rate at which banks lend to each other). Increased government spending should also further stimulate economic growth over time.

Not surprisingly, the stock market has been volatile since it re-opened on September 17. Stock prices were initially down sharply due to the heightened uncertainty caused by the attacks, but the stock market staged a healthy rally during the final week of the third quarter. In this time of political and economic uncertainty, we believe this volatility will continue.

A common lesson from both the recent volatility of the market and historical events is that reacting to a short-term event is not a prudent approach to a long-term investment strategy. Just as the portfolio managers for your funds remain focused on the long term and their fundamental investment approach regardless of market conditions, we urge you to stick to your long-term investment plan. If you are concerned that your current investments don't match your long-term objectives and goals, we encourage you to consult your financial adviser--who stands ready to assist you.

Thank you for your continued confidence in VALIC's ability to help you manage your money.
                            Sincerely,

                       /s/ Robert Condon
                            Robert P. Condon
                            President
                            The Variable Annuity Life Insurance Company

--------------------------------------------------------------------------------

2
       NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II FUND INFORMATION


FUND RETURNS AND TRACKING DIFFERENCES*
For the Year Ended August 31, 2001

                                                                           (3)          (4)
                                                                          Fund         Total
                                                                       Performance     Index
                                                                         Before       Return
                                                     (1)        (2)    Subtracting   Including     Tracking
NAFVPS II Fund/Relevant                              Fund       Fund    Expenses    Reinvested    Differences
Market Index                                      Return/(a)/ Expenses  (1) + (2)  Dividends/(b)/  (3) - (4)
--------------------------------------------------------------------------------------------------------------
International Growth Fund (IGF) / Salomon
 Brothers Primary Market Index...................   (28.14)%    1.03%    (27.11)%     (26.30)%       (0.81)%
Goldman Sachs Large Cap Growth Fund (LCGF) /
  Russell 1000 Growth Index......................   (45.46)     0.85     (44.61)      (45.32)         0.71
INVESCO MidCap Growth Fund (MCGF) /
  Russell Mid Cap Growth Index...................   (46.99)     0.83     (46.16)      (45.04)        (1.12)
J.P. Morgan Small Cap Growth Fund (SCGF) /
  Russell 2000 Growth Index......................   (46.44)     1.16     (45.28)      (34.94)       (10.34)
State Street Large Cap Value Fund (LCVF) /
  Russell 1000 Value Index.......................    (2.66)     0.81      (1.85)       (1.12)        (0.73)
Neuberger Berman MidCap Value Fund (MCVF) /
  Russell MidCap Value Index.....................     4.74      1.05       5.79        11.57         (5.78)
Small Cap Value Fund (SCVF) / Russell 2000
 Value Index.....................................    11.99      0.95      12.94        18.04         (5.10)
AG Socially Responsible Fund (SRF) / S&P 500
 Index...........................................   (24.43)     0.56     (23.87)      (24.39)         0.52
AG High Yield -Bond Fund (HYBF) / Salomon
 Brothers High Yield Market Index................    (2.20)     0.99      (1.21)        0.18         (1.39)
AG Strategic Bond Fund (SBF) / Lehman Brothers
 Aggregate- Index................................     5.90      0.89       6.79        12.36         (5.57)
AG Core Bond Fund (CBF) / Lehman Brothers
 Aggregate- Index................................    10.81      0.77      11.58        12.36         (0.78)
AG 2 Money Market Fund (MMF) / 30 Day
 Certificate of Deposit Primary Offering Rate by
 New York City Banks (NYC 30 Day CD Rate)........     5.07      0.56       5.63         3.92          1.71
AG Aggressive Growth Lifestyle Fund (AGLF)/(c)/..   (25.08)     0.10     (24.98)      (21.93)        (3.05)
AG Moderate Growth Lifestyle Fund (MGLF)/(d)/....   (14.11)     0.10     (14.01)      (15.14)         1.13
AG Conservative Growth Lifestyle Fund (CGLF)/(e)/    (6.76)     0.10      (6.66)       (7.88)         1.22

---------------------
/(a)/Fund Level Returns are net of investment management fees and other fund expenses, but do not reflect charges specified in annuity contracts for mortality and expense guarantees, administrative fees, or surrender charges.
/(b)/Index Returns are not covered by the Report of Independent Auditors. /(c)/Benchmark for Aggressive Growth Lifestyle consists of 25% EAFE, 10% Lehman
   Aggregate, and 65% Wilshire 5000.
/(d)/Benchmark for Moderate Growth Lifestyle consists of 15% EAFE, 30% Lehman
   Aggregate, and 55% Wilshire 5000.
/(e)/Benchmark for Conservative Growth Lifestyle consists of 8% EAFE, 50%
   Lehman Aggregate, and 42% Wilshire 5000.
* The Fund's performance reflects the reinvestment of dividends and other distributions. The returns represent past performance. The Fund's investment return will fluctuate so that an investor's shares, when redeemed, may be worth more of less than their original cost.

                                    [CHART]

FUND RETURNS(1) TO INDEX The Year Ended 8/31/2001


NAFV II August 31, 2001 Data For President's Letter Graph

      Fund Return    Index
IGF     -27.11%    -26.30%
LCGF    -45.46%    -45.32%
MCGF    -46.16%    -45.04%
SCGF    -45.28%    -34.94%
LCVF     -1.85%     -1.12%
MCVF      5.79%     11.57%
SCVF     12.95%     18.04%
SRF     -24.39%    -24.43%
HYBF     -1.21%      0.18%
SBF       6.79%     12.36%
CBF      11.58%     12.36%
MMF       5.63%      3.92%
DGLF    -24.98%    -21.93%
MGLF    -14.01%    -15.14%
CGLF     -6.66%     -7.88%

(1) Represents fund performance before subtracting expenses. See table above for applicable fund expenses and fund level returns after expenses.

SUMMARY OF NET ASSET VALUES PER SHARE
AND PER SHARE DISTRIBUTIONS

                                                      Distributions from Net
                                                      Investment Income and
                                      Net Asset Value Net Realized Gains on
                                        (per share)   Securities (per share)
                                      --------------- ----------------------
                                        August 31,
                                      --------------- 9/01/00 to 03/01/01 to
Fund                                   2001    2000    2/28/01    08/31/01
----------------------------------------------------------------------------
International Growth Fund............ $ 9.97  $14.79    $0.79       $   -
Goldman Sachs Large Cap Growth Fund..   9.11   17.68     0.67           -
INVESCO MidCap Growth Fund...........   6.20   16.30     3.37           -
J.P. Morgan Small Cap Growth Fund....  10.69   23.24     2.12           -
State Street Large Cap Value Fund....  11.10   11.60     0.15        0.05
Neuberger Berman MidCap Value Fund...  13.54   13.54     0.59        0.04
Small Cap Value Fund.................  11.36   11.73     1.54        0.05
AG Socially Responsible Fund.........  10.46   14.16     0.22        0.05
AG High Yield Bond Fund..............   8.16    9.28     0.45        0.43
AG Strategic Bond Fund...............   9.60    9.82     0.41        0.35
AG Core Bond Fund....................   9.91    9.46     0.27        0.27
AG 2 Money Market Fund...............   1.00    1.00     0.03        0.02
AG Aggressive Growth Lifestyle Fund..   8.82   14.89     2.63        0.03
AG Moderate Growth Lifestyle Fund....  10.02   13.42     1.47        0.12
AG Conservative Growth Lifestyle Fund   9.47   11.33     0.95        0.16

The change in net asset value of the funds will not be the same as the change in the accumulation unit value of your annuity contract because (1) the change in net asset value does not reflect the reinvestment of income and capital gain distributions and (2) the mortality and expense charges described in your annuity contract are not included.

--------------------------------------------------------------------------------

                                                                             3
August 31, 2001
                           INTERNATIONAL GROWTH FUND



                        Average Annual Total Return/(a)/
                        ---------------------------------
                         1 Year      Since Inception*
                        ---------------------------------
                        (28.14%)          5.64%

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                                    [CHART]

Growth of $10,000 Investment from 9/21/98 to 8/31/2000

                International   Salomon Bros
                Growth Fund     Index
                -------------   ------------
9/21/1998       $10,000.00      $10,000.00
12/31/1998       11,199.58       12,092.38
4/30/1999        11,581.74       13,069.61
8/31/1999        11,910.83       13,158.18
12/31/1999       17,548.89       15,056.26
4/28/2000        16,122.42       14,765.69
8/31/2000        16,354.64       15,350.16
12/29/2000       14,710.42       13,633.87
4/30/2001        13,755.65       12,623.19
8/31/2001        11,751.83       11,313.06

Fiscal Year Ended August 31

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


                                Top 10 Holdings
---------------------------------------

                     1. Alstom....................... 2.86%
                     2. Sogecable SA................. 2.38%
                     3. Samsung Electronics Co., Ltd. 2.32%
                     4. Cheung Kong (Holdings), Ltd.. 2.27%
                     5. ABN AMRO Holding N.V......... 2.20%
                     6. Nomura Securities Co., Ltd... 2.14%
                     7. Autoliv, Inc................. 2.06%
                     8. Philips Electronics N.V...... 2.06%
                     9. BAE Systems, Plc............. 2.03%
                    10. SK Telecom Co., Ltd. - ADR... 2.02%

MANAGEMENT OVERVIEW
A discussion with Thompson, Siegel & Walmsley, Inc.

How did the Fund perform relative to its benchmark?
The Fund showed a total return of -28.14% versus -26.30% for the Salomon Smith Barney US Primary Market Index for the period ending August 31, 2001.

What were the dominant portfolio themes?
European restructuring remains a strong recurrent theme, with European corporations becoming more competitive and focused on the creation of shareholder value. We are seeing cost cutting and other restructuring exercises being undertaken in a wide array of European industries; however, within this theme we have focused on the European Banking groups. In the Netherlands we continue to like ABN Amro and Fortis, which continue to focus on long-term cost cutting efforts which we expect will significantly enhance profitability over the next five years. More recently we have added Deutsche Bank in Germany, which has implemented its own restructuring plan and should also benefit as a result of the expected pick up in capital market activity, which will occur as result of the lifting of capital gains tax in Germany in January 2002. The fast maturing of the Chinese economy, aided by their recent admittance into the World Trade Organization, has led us to overweight this market. In China we like China Mobile, which is benefiting from the strong demand for telecommunications services, and auto manufacturer, Denway Motors, which is the Chinese leader in the manufacture of passenger vehicles. While the technology and telecommunications sectors have under-performed the general market indices over the last 12 months, we remain selectively committed to these sectors. In technology we favor companies such as Philips Electronics and Samsung, which have strong exposure to the digitization trends within consumer electronics, as well as exposure to the semi-conductor markets, which we believe will recover over the next 12 months. In telecommunications, we are focusing on companies which are in a position to benefit from strong regional growth trends. Two of our favorites include China Mobile, whose subscriber base is expected to double over the next three to five years, and South Korea Telecom, where demand for cellular telephones is also growing rapidly.

Which portfolio holdings most enhanced the Fund's performance?
The Fund's performance was enhanced by several top performing securities. Global consumer products giant Unilever (35.29%) was the portfolio's best performing stock, followed by Spanish insurance group Mapfre (22.75%). Other strong performers included Alstom (21.16%), the French power generation and transportation equipment manufacturer, Parmalat (6.31%), the Italian dairy products company and UK based pharmaceuticals manufacturer Astrazeneca (5.50%).

Were there any disappointments in the Fund?
The past 12 month period has been one of the most difficult environments for international equity markets in the last quarter century. The slowing economic environment has led to significant earnings downgrades in most industry sectors with only a small percentage of stocks in mainly defensive sectors such as healthcare, consumer staples and utilities showing absolute gains over the past 12 months. The most disappointing sector within the portfolio has been Telecommunication Services, which we had expected to show relative out-performance due to the long-term stability of this industry group's earnings and cash flow. Despite what we believed to be increasingly compelling valuation levels, the telecommunication services sector has continued to under-perform the benchmark.
Four out of the Fund's five worst performing stocks were telecommunications services companies. Despite the disappointing relative and absolute performance in this sector, we are convinced that the long-term fundamentals are favorable and therefore continue to maintain an over-weight position within this strategically important industry group.

What is your outlook for the next fiscal year?
Notwithstanding the recent sharp sell-off at the beginning of the Fund's next fiscal year, as a result of uncertainty caused by the September 11 terrorist attack on the U.S., we now have more reason to be cautiously optimistic for the next 12-month period. While the recent sad events are likely to have a major short-term impact on global consumer sentiment, which in turn will likely push the U.S. economy into recession and further exacerbate the economic slowdown in the rest of the world, the longer-term prospects appear increasingly upbeat. In response to the recent events, all of the world's major central banks have moved quickly to shore up demand through interest rate cuts. Corporate earnings expectations in most sectors have now been revised down to trough levels, with the potential for positive earnings surprises over the next 12 months once the global economy starts to recover. We now believe that a worst case scenario is being priced into equity market valuations, and that as the outlook for renewed economic expansion becomes more clear in the months ahead, the markets will react positively to any signs of grass roots recovery.

Within this environment we will continue to use our bottom up approach to pick stocks, which we believe are trading at significant discounts to their intrinsic value, and expect that international equity markets will appreciate over this next fiscal year.

--------------------------------------------------------------------------------

4
              INTERNATIONAL GROWTH FUND - SCHEDULE OF INVESTMENTS
                                                                August 31, 2001


          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         --------------------------------------------------------------
                     COMMON STOCK - 91.62%
                     ADVERTISING - 1.23%
            35,100   WPP Group, Plc...................... $    349,006
                                                          ------------
                     AEROSPACE/DEFENSE - 2.04%
           120,573   BAE Systems, Plc....................      577,578
                                                          ------------
                     APPAREL & PRODUCTS - 0.99%
           220,000   Li & Fung, Ltd......................      280,648
                                                          ------------
                     AUTO - CARS - 1.96%
            13,489   Renault, SA.........................      556,917
                                                          ------------
                     AUTO - ORIGINAL EQUIPMENT - 2.07%
            29,564   Autoliv, Inc........................      585,655
                                                          ------------
                     BANKS - 7.37%
            34,000   ABN AMRO Holding N.V................      625,742
             8,654   Bayerische Hypo - und Vereinsbank AG      360,833
            18,060   ING Groep N.V.......................      570,262
            82,784   United Overseas Bank, Ltd...........      532,404
                                                          ------------
                                                             2,089,241
                                                          ------------
                     BROADCASTING - 2.39%
            30,700 * Sogecable SA........................      676,560
                                                          ------------
                     COMMERCIAL SERVICES - 0.92%
            14,400   A Novo..............................      261,488
                                                          ------------
                     CONGLOMERATES - 1.94%
            11,766   Lagardere S.C.A.....................      551,513
                                                          ------------
                     DRUGS - 4.99%
            10,448   AstraZeneca, Plc....................      502,988
             6,845   Aventis SA..........................      500,549
             7,900   Schering AG.........................      410,129
                                                          ------------
                                                             1,413,666
                                                          ------------
                     ELECTRICAL EQUIPMENT - 4.04%
         1,388,000 * Denway Motors, Ltd..................      373,702
             3,200   Rohn Company, Ltd...................      351,063
             9,500   Sony Corp...........................      420,544
                                                          ------------
                                                             1,145,309
                                                          ------------

            NUMBER                                          MARKET
           OF SHARES                                        VALUE
           -----------------------------------------------------------
                          ELECTRONIC EQUIPMENT - 5.46%
              17,359 *    Infocus Corp.................. $    305,413
              21,711      Philips Electronics N.V.......      585,357
               8,860/(1)/ Samsung Electronics Co., Ltd.,
                           (Cost $790,420, purchased
                            11/17/99-04/12/01)..........      658,888
                                                         ------------
                                                            1,549,658
                                                         ------------
                          ELECTRONIC INSTRUMENTS - 2.09%
              12,200 *    Orbotech, Ltd.................      282,674
              69,000      Sanyo Electric Co.............      308,912
                                                         ------------
                                                              591,586
                                                         ------------
                          FINANCIAL SERVICES - 8.50%
               2,850      Aiful Corp....................      256,142
              39,584      Amvescap, Plc.................      557,515
             205,000      Bank of East Asia, Ltd........      469,147
               8,200      Deutsche Bank AG..............      566,115
              20,000      Fortis (NL) N.V...............      562,300
                                                         ------------
                                                            2,411,219
                                                         ------------
                          FOODS - 1.87%
             191,115      Parmalat Finzanziaria S.P.A...      531,243
                                                         ------------
                          FOOTWEAR - 1.79%
               7,526      Adidas AG.....................      507,961
                                                         ------------
                          FREIGHT - 1.44%
              19,200      TPG N.V.......................      408,998
                                                         ------------
                          HOUSEHOLD PRODUCTS - 1.83%
              61,069      Unilever, Plc.................      519,525
                                                         ------------
                          HUMAN RESOURCES - 1.42%
              32,613      Vedior N.V....................      401,428
                                                         ------------
                          INFORMATION PROCESSING -
                          BUSINESS SOFTWARE - 1.93%
              12,900 *    Business Objects..............      318,739
                  27      Misys, Plc....................          119
             269,100      Psion, Plc....................      229,319
                                                         ------------
                                                              548,177
                                                         ------------
                          INFORMATION PROCESSING -
                          COMPUTER SERVICES - 1.19%
               8,690      Pinkroccade N.V...............      336,679
                                                         ------------

          NUMBER                                              MARKET
         OF SHARES                                            VALUE
         ---------------------------------------------------------------
                     INSURANCE - MULTILINE - 2.80%
            14,000 * AXA.................................. $    382,164
            21,028   Corporacion Mapfre, Compania
                      Internacional de Reaseguros, S.A....      410,689
                                                           ------------
                                                                792,853
                                                           ------------
                     LEISURE TIME - 1.60%
           175,500   Avis Europe, Plc.....................      453,122
                                                           ------------
                     MACHINERY -
                     CONSTRUCTION & CONTRACTS - 2.87%
            29,907   Alstom...............................      813,396
                                                           ------------
                     MACHINERY -
                     INDUSTRIAL/SPECIALTY - 1.43%
            17,800 * Singulus Technologies AG.............      405,855
                                                           ------------
                     MERCHANDISE - DRUG - 1.39%
             8,000   Altana AG............................      395,336
                                                           ------------
                     METALS - ALUMINUM - 0.00%
                 8   Pechiney, SA, Class A................          395
                                                           ------------
                     OIL - SERVICE - PRODUCTS - 1.47%
            19,500   Petroleo Brasileiro SA...............      417,495
                                                           ------------
                     PAPER/FOREST PRODUCTS - 1.43%
            34,700   Stora Enso OYJ.......................      405,051
                                                           ------------
                     PUBLISHING - NEWS - 1.26%
            52,934   News Corp., Ltd......................      357,814
                                                           ------------
                     PUBLISHING/PRINTING - 1.38%
            18,348   Wolters Kluwer N.V...................      391,682
                                                           ------------
                     REAL ESTATE INVESTMENT TRUSTS - 2.28%
            70,000   Cheung Kong (Holdings), Ltd..........      646,170
                                                           ------------
                     SECURITIES RELATED - 2.15%
            36,000   Nomura Securities Co., Ltd...........      608,536
                                                           ------------
                     TELECOMMUNICATIONS - 7.42%
            17,717   Alcatel SA...........................      273,761
           124,000 * China Mobile (Hong Kong), Ltd........      387,113
                27   NTT Docomo, Inc......................      329,874
            29,906   SK Telecom Co., Ltd. - ADR...........      573,597

--------------------------------------------------------------------------------

                                                                             5
August 31, 2001
        INTERNATIONAL GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED


            NUMBER                                         MARKET
           OF SHARES                                       VALUE
           ----------------------------------------------------------
                       TELECOMMUNICATIONS - Continued
              29,792 * Telefonica SA.................... $   345,866
              17,700 * Telenorte Leste Partic - ADR.....     192,930
                                                         -----------
                                                           2,103,141
                                                         -----------
                       UTILITIES - COMMUNICATION - 3.45%
                  97   NTT Corp.........................     438,326
             270,910   Vodafone Group, Plc..............     540,313
                                                         -----------
                                                             978,639
                                                         -----------
                       UTILITIES - ELECTRIC - 3.23%
              25,700   Endesa SA........................     426,062
              49,600   Korea Electric Power Corp - ADR..     492,528
                                                         -----------
                                                             918,590
                                                         -----------
                       TOTAL COMMON STOCK
                       (Cost $30,414,763)...............  25,982,130
                                                         -----------



        PAR                                                      MARKET
       VALUE                                                     VALUE
  ----------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 5.51%
                  REPURCHASE AGREEMENT
  $ 1,561,000     State Street Bank, 3.55% dated
                   08/31/01, to be repurchased at
                   $1,561,616 on 09/04/01,
                   collateralized by Federal National
                   Mortgage Association Discount
                   Notes, 2.40%, 12/27/01, with a
                   market value of $1,611,663
                   (Cost $1,561,000)....................... $    1,561,000
                                                             --------------
                  TOTAL INVESTMENTS
                  (Cost $31,975,763) - 97.13%..............     27,543,130
                                                             --------------
                  Other assets less liabilities - 2.87%....        814,244
                                                             --------------
                  NET ASSETS - 100.00%..................... $   28,357,374
                                                             --------------

          *Non-income producing

  /(1)/ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2001, the aggregate value of these securities was $658,888 representing 2.32% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

6
                      GOLDMAN SACHS LARGE CAP GROWTH FUND
                                                                August 31, 2001



                        Average Annual Total Return/(a)/
                        ---------------------------------
                         1 Year      Since Inception*
                        ---------------------------------
                        (45.46%)         (0.54%)

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                                    [CHART]

Growth of $10,000 Investment

               Large Cap       Russell 1000
               Growth Fund     Growth Index
               -----------     ------------
9/21/1998      $10,000.00      $10,000.00
12/31/1998      12,300.23       12,628.60
4/30/1999       13,298.89       13,448.51
8/31/1999       13,810.97       13,725.54
12/31/1999      16,659.65       16,816.11
4/28/2000       16,812.77       17,156.99
8/31/2000       18,047.95       18,318.13
12/29/2000      12,890.16       13,045.10
4/30/2001       11,420.70       11,623.79
8/31/2001        9,843.20       10,015.90

Fiscal Year Ended August 31

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


                                Top 10 Holdings
                    ---------------------------------------

                    1. General Electric Co............ 7.60%
                    2. Pfizer, Inc.................... 4.71%
                    3. Microsoft Corp................. 4.26%
                    4. Intel Corp..................... 2.93%
                    5. AOL Time Warner, Inc........... 2.88%
                    6. International Business Machines 2.76%
                    7. Home Depot, Inc................ 2.21%
                    8. Eli Lilly and Co............... 1.92%
                    9. Wal-Mart Stores, Inc........... 1.83%
                   10. American Home Products Corp.... 1.77%

MANAGEMENT OVERVIEW
A discussion with Goldman Sachs Asset Management

How did the Fund perform relative to its benchmark?
For the one year period ended August 31, 2001, the Fund underperformed its benchmark, the Russell 1000 Growth Index (the "Index") by 14 basis points, as it fell to -45.46% versus the Index's -45.32% decline.

What were the dominant portfolio themes?
The CORE/SM/ investment process analyzes each stock based upon its Value and Momentum characteristics as well as a fundamental Research assessment. We also look at company fundamentals in the form of Profitability and Earnings Quality measurements.

During this reporting period, returns to the CORE themes were somewhat volatile. This is particularly true of Momentum, which detracted considerably in the fourth quarter of 2000 and the beginning of 2001. This was largely driven by the market's sharp directional shifts and the fortunes of the technology sector. However, in recent months our Momentum theme has come back, becoming the single largest positive contributor to portfolio returns. Research fared well at the end of 2000, but has underperformed throughout 2001, while Profitability has added significant value to the Fund since its inclusion in the model in January.

Which portfolio holdings most enhanced the Fund's performance?
Stocks which most enhanced the Fund's performance relative to the Index were those in the telecommunications and consumer non-cyclical sectors. Some examples of particularly strong contributors to relative returns included:

 . In telecommunications, underweights in Nextel Communications and Qwest
  Communications International (0.2%), which were down 76.3% and 57.9%, respectively.

 .   In consumer non-cyclicals, we benefited from overweight positions in IBP,
       Inc., which rose 55.2% and Pepsi Bottling Group (0.1%), which was up
       39.4%.

Were there any disappointments in the Fund?
The Fund's worst performers relative to the Index were stocks in the technology and consumer cyclicals sectors. Some detractors from relative returns included:

 .   In the technology sector, overweight positions in EMC Corp. (0.7%), which fell 83.6% and Corning, Inc. which declined 88.8%.

 .   Inthe consumer cyclicals sector, an overweight in CVS Corp. (0.3%), which fell 7.0%.

What is your outlook for the next fiscal period?
Although the U.S. equity markets have been seriously affected by the tragic events of September 11, CORE portfolios behaved as expected. Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names favored by fundamental research analysts and companies that are profitable and have sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations. While we will continue to monitor the portfolios closely during this volatile period, we do not anticipate any change in the management of the portfolios as a result of the World Trade Center disaster.

CORE/SM/ is a service mark of Goldman, Sachs & Co.

--------------------------------------------------------------------------------

                                                                             7
August 31, 2001
         GOLDMAN SACHS LARGE CAP GROWTH FUND - SCHEDULE OF INVESTMENTS


            NUMBER                                         MARKET
           OF SHARES                                       VALUE
           ----------------------------------------------------------
                       COMMON STOCK - 98.95%
                       ADVERTISING - 1.10%
               4,000   Omnicom Group, Inc............... $   311,160
                 600 * TMP Worldwide Inc................      26,910
                                                         -----------
                                                             338,070
                                                         -----------
                       AEROSPACE/DEFENSE - 0.82%
               1,500   Boeing Co........................      76,800
               2,100   Perkinelmer, Inc.................      67,368
               1,600   United Technologies Corp.........     109,440
                                                         -----------
                                                             253,608
                                                         -----------
                       AIRLINES - 0.09%
                 600   Expeditors International of
                        Washington, Inc.................      30,516
                                                         -----------
                       APPAREL & PRODUCTS - 0.79%
               3,500 * Abercrombie and Fitch Co.........     106,190
               2,550 * Columbia Sportwear Co............      83,283
               1,400   Talbots, Inc.....................      51,968
                                                         -----------
                                                             241,441
                                                         -----------
                       AUTO - CARS - 0.21%
               3,400 * General Motors Corp..............      63,410
                                                         -----------
                       AUTO - ORIGINAL EQUIPMENT - 0.31%
               1,700   Danaher Corp.....................      94,469
                                                         -----------
                       BANKS - NEW YORK CITY - 0.68%
               4,500   Citigroup, Inc...................     205,875
                                                         -----------
                       BANKS - OTHER - 0.77%
               3,800   Bank of America Corp.............     233,700
                                                         -----------
                       BANKS - REGIONAL - 0.24%
               2,100   Banc West Corp...................      73,311
                                                         -----------
                       BEVERAGE - SOFT DRINKS - 1.21%
               4,900   Coca-Cola Co.....................     238,483
                 700   Pepsi Bottling Group, Inc........      30,905
               2,100   PepsiCo, Inc.....................      98,700
                                                         -----------
                                                             368,088
                                                         -----------
                       BROADCASTING - 0.91%
               6,542 * Viacom, Inc., Class B............     277,381
                                                         -----------
                       BUILDING MATERIALS - 0.20%
               1,600   Lowe's Companies, Inc............      59,520
                                                         -----------

           NUMBER                                           MARKET
          OF SHARES                                         VALUE
          ------------------------------------------------------------
                      CHEMICAL - MISCELLANEOUS - 0.26%
                400 * Cabot Microelectronics Corp........ $    28,020
              1,100   Sigma Aldrich Corp.................      50,171
                                                          -----------
                                                               78,191
                                                          -----------
                      CONGLOMERATES - 1.01%
              1,600   Loews Corp.........................      78,112
              4,400   Tyco International, Ltd............     228,580
                                                          -----------
                                                              306,692
                                                          -----------
                      CONSUMER FINANCE - 0.70%
                700 * AmeriCredit Corp...................      32,312
              4,400   SEI Investments Co.................     180,576
                                                          -----------
                                                              212,888
                                                          -----------
                      COSMETICS/TOILETRIES - 0.85%
              3,800   Avon Products, Inc.................     175,294
              2,100   Estee Lauder Companies.............      81,585
                                                          -----------
                                                              256,879
                                                          -----------
                      DRUGS - 15.59%
              1,900   Allergan, Inc......................     137,275
              9,600   American Home Products Corp........     537,600
              2,500 * AmeriSource Health Corp., Class A..     161,100
              6,900 * Amgen, Inc.........................     443,670
              4,000   Bristol Myers Squibb Co............     224,560
              7,500   Eli Lilly and Co...................     582,225
              5,300 * Genzyme Corp. - Biosurgery Division     300,192
              5,600 * IVAX Corp..........................     188,496
              5,500   Merck & Co., Inc...................     358,050
             37,375   Pfizer, Inc........................   1,431,836
              1,900   Pharmacia Corp.....................      75,240
              7,800   Schering-Plough Corp...............     297,414
                                                          -----------
                                                            4,737,658
                                                          -----------
                      ELECTRONIC EQUIPMENT - 7.96%
             56,400   General Electric Co................   2,311,272
              1,600 * Kemet Corp.........................      29,120
              2,500   Molex, Inc.........................      78,925
                                                          -----------
                                                            2,419,317
                                                          -----------
                      ELECTRONIC INSTRUMENTS - 0.29%
              2,400 * Metromedia Fiber Network, Inc......       1,800
              3,431 * Palm, Inc..........................      12,283

          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         --------------------------------------------------------------
                     ELECTRONIC INSTRUMENTS - Continued
             1,700 * Vishay Intertechnology, Inc.......... $    39,661
             1,000 * Waters Corp..........................      33,130
                                                           -----------
                                                                86,874
                                                           -----------
                     ENTERTAINMENT - 2.96%
            23,450 * AOL Time Warner, Inc.................     875,858
             1,000 * Fox Entertainment Group, Inc.........      24,520
                                                           -----------
                                                               900,378
                                                           -----------
                     FINANCIAL SERVICES - 1.11%
               100 * Ameritrade Holding Corp., Class A....         596
             5,300   Countrywide Credit Industries, Inc...     219,950
             2,900   John Hancock Financial Service.......     115,855
                                                           -----------
                                                               336,401
                                                           -----------
                     FOODS - 0.16%
             1,900   Hormel Foods Corp....................      48,393
                                                           -----------
                     FOOTWEAR - 0.13%
               700 * Payless ShoeSource, Inc..............      40,789
                                                           -----------
                     FREIGHT - 0.13%
             1,700 * J.B. Hunt Transport Services, Inc....      39,457
                                                           -----------
                     GOVERNMENT SPONSORED - 0.90%
             3,600   Federal National Mortgage Association     274,356
                                                           -----------
                     HEALTHCARE - 3.66%
               700 * Andrx Group..........................      49,203
             5,769   Cardinal Health, Inc.................     420,791
             3,000 * Caremark Rx, Inc.....................      52,410
             6,200   McKesson Corp........................     243,350
             3,000 * Patterson Dental Co..................     102,870
             3,600   UnitedHealth Group, Inc..............     245,016
                                                           -----------
                                                             1,113,640
                                                           -----------
                     HOSPITAL MANAGEMENT - 0.01%
               600 * WebMD Corp...........................       2,940
                                                           -----------
                     HOSPITAL SUPPLIES - 4.05%
             5,000   Abbott Laboratories..................     248,500
             9,400   Johnson & Johnson....................     495,474
             6,900   Medtronic, Inc.......................     314,226
               500 * St. Jude Medical, Inc................      34,400
             2,500   Stryker Corp.........................     137,075
                                                           -----------
                                                             1,229,675
                                                           -----------

--------------------------------------------------------------------------------

8
  GOLDMAN SACHS LARGE CAP GROWTH FUND - SCHEDULE OF INVESTMENTS  - CONTINUED
                                                                August 31, 2001


             NUMBER                                       MARKET
            OF SHARES                                     VALUE
            --------------------------------------------------------
                        HOUSEHOLD PRODUCTS - 1.79%
                6,100   Colgate-Palmolive Co........... $   330,315
                2,900   Procter & Gamble Co............     215,035
                                                        -----------
                                                            545,350
                                                        -----------
                        INFORMATION PROCESSING - 0.47%
                2,200 * Advent Software, Inc...........     116,842
                1,800 * Sybase, Inc....................      24,786
                                                        -----------
                                                            141,628
                                                        -----------
                        INFORMATION PROCESSING -
                        BUSINESS SOFTWARE - 5.68%
               22,700 * Microsoft Corp.................   1,295,035
               19,900 * Oracle Corp....................     242,979
                4,600 * Peoplesoft, Inc................     158,608
                1,100 * Peregrine Systems, Inc.........      28,798
                                                        -----------
                                                          1,725,420
                                                        -----------
                        INFORMATION PROCESSING -
                        COMPUTER HARDWARE - 2.50%
               17,700 * Dell Computer Corp.............     378,426
                3,400 * Jabil Circut, Inc..............      78,574
                1,500 * Lexmark International Group....      78,075
               19,700 * Sun Microsystems, Inc..........     225,565
                                                        -----------
                                                            760,640
                                                        -----------
                        INFORMATION PROCESSING -
                        COMPUTER SERVICES - 1.92%
                1,000 * Ariba, Inc.....................       2,280
                1,700   Automatic Data Processing, Inc.      87,992
                  500 * Checkfree Holdings Corp........      10,955
                4,400   Electronic Data Systems Corp...     259,512
                1,300   First Data Corp................      85,605
                1,500   Paychex, Inc...................      55,605
                2,800 * Rationale Software Corp........      40,208
                1,007 * VeriSign, Inc..................      41,337
                                                        -----------
                                                            583,494
                                                        -----------
                        INFORMATION PROCESSING -
                        CONSUMER SOFTWARE - 0.01%
                1,300 * BroadVision, Inc...............       1,677
                                                        -----------

       NUMBER                                                   MARKET
      OF SHARES                                                 VALUE
      --------------------------------------------------------------------
                  INFORMATION PROCESSING -
                  DATA SERVICES - 6.71%
          7,000   Adobe Systems, Inc......................... $   235,270
          2,500 * Affiliated Computer Services, Inc., Class A     204,425
          3,400 * Cendant Corp...............................      64,838
            700 * CSG Systems International, Inc.............      32,130
         14,600 * EMC Corp...................................     225,716
          8,400   International Business Machines............     840,000
          1,100 * Mentor Graphics Corp.......................      18,150
            800 * NCR Corp...................................      30,280
          1,600 * Nvidia Corp................................     135,536
            200 * Sapient Corp...............................       1,082
          2,500 * Siebel Systems, Inc........................      54,000
          7,000 * Solectron Corp.............................      95,200
            700 * Symantec Corp..............................      30,093
          1,800 * Tech Data Corp.............................      73,620
                                                              -----------
                                                                2,040,340
                                                              -----------
                  INFORMATION PROCESSING -
                  NETWORKING - 1.71%
          1,600 * 3Com Corp..................................       6,576
         29,600 * Cisco Systems, Inc.........................     483,368
          1,600 * Emulex Corp................................      25,456
            100 * Entrust Technologies, Inc..................         435
          3,100 * Exodus Communications, Inc.................       2,728
                                                              -----------
                                                                  518,563
                                                              -----------
                  INSURANCE - CASUALTY - 0.09%
            200   Progressive Corp...........................      25,854
                                                              -----------
                  INSURANCE - LIFE - 0.15%
          1,000   Nationwide Financial Services, Inc.,
                   Class A...................................      45,100
                                                              -----------
                  INSURANCE - MULTILINE - 1.71%
          6,300   American International Group, Inc.+........     492,660
          1,000 * CNA Financial Corp.........................      27,770
                                                              -----------
                                                                  520,430
                                                              -----------
                  LEISURE TIME - 0.22%
            700   Harley-Davidson, Inc.......................      34,013
            600 * International Game Technology..............      32,112
                                                              -----------
                                                                   66,125
                                                              -----------

            NUMBER                                          MARKET
           OF SHARES                                        VALUE
           -----------------------------------------------------------
                       LODGING - 0.14%
               1,000 * Hotel Reservations, Inc., Class A. $    41,600
                                                          -----------
                       MACHINERY - CONSTRUCTION &
                       CONTRACTS - 0.46%
               2,400 * Jacobs Engineering Group, Inc.....     140,688
                                                          -----------
                       MEDICAL TECHNOLOGY - 0.49%
               1,900   Applera Corp......................      47,519
               1,200 * Cytyc Corp........................      29,076
               1,100 * Varian Medical Systems, Inc.......      72,600
                                                          -----------
                                                              149,195
                                                          -----------
                       MERCHANDISE - DRUG - 1.21%
               1,850 * AmerisourceBergen Corp............     119,214
               2,200   CVS Corp..........................      79,442
               4,900   Walgreen Co.......................     168,315
                                                          -----------
                                                              366,971
                                                          -----------
                       MERCHANDISE - SPECIALTY - 3.50%
               1,400 * Bed Bath & Beyond, Inc............      40,390
               2,300 * Best Buy Co., Inc.................     135,654
               2,600 * BJ's Wholesale Club, Inc..........     127,400
               1,000 * Costco Wholesale Corp.............      37,410
               1,300 * Expedia, Inc., Class A............      48,568
              14,650   Home Depot, Inc...................     673,168
                                                          -----------
                                                            1,062,590
                                                          -----------
                       MERCHANDISING - DEPARTMENT - 0.39%
               1,200 * Neiman Marcus Group, Inc., Class A      38,172
               2,300   Target Corp.......................      79,695
                                                          -----------
                                                              117,867
                                                          -----------
                       MERCHANDISING - FOOD - 1.04%
              11,300   SYSCO Corp........................     316,626
                                                          -----------
                       MERCHANDISING - MASS - 2.57%
               5,200   Sears Roebuck and Co..............     222,300
              11,600   Wal-Mart Stores, Inc..............     557,380
                                                          -----------
                                                              779,680
                                                          -----------
                       METALS - ALUMINUM - 0.11%
                 900   Alcoa, Inc........................      34,308
                                                          -----------
                       MISCELLANEOUS - 0.65%
               3,700   AVX Corp..........................      78,255

--------------------------------------------------------------------------------

                                                                             9
August 31, 2001
GOLDMAN SACHS LARGE CAP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED


            NUMBER                                         MARKET
           OF SHARES                                       VALUE
           ----------------------------------------------------------
                       MISCELLANEOUS - Continued
               2,100 * Ebay, Inc....................... $    118,083
                 173 * MarchFirst, Inc.................            0
                                                        ------------
                                                             196,338
                                                        ------------
                       OIL - INTEGRATED
                       INTERNATIONAL - 0.71%
               5,400   Exxon Mobil Corp................      216,810
                                                        ------------
                       OIL - SERVICE - PRODUCTS - 1.53%
               6,800 * BJ Services Co..................      152,524
               6,700   Dynegy, Inc.....................      282,539
                 900 * Weatherford International, Inc..       29,943
                                                        ------------
                                                             465,006
                                                        ------------
                       PUBLISHING/PRINTING - 0.16%
               1,400   Moody's Corp....................       48,146
                                                        ------------
                       RAILROAD - 0.19%
               1,600   CSX Corp........................       56,544
                                                        ------------
                       REAL ESTATE - 0.03%
                 500 * Homestore.com, Inc..............        8,285
                                                        ------------
                       SAVINGS & LOAN - 0.21%
               1,100   Golden West Financial Corp......       63,657
                                                        ------------
                       SCHOOLS - 0.13%
               1,000 * Apollo Group, Inc., Class A.....       39,370
                                                        ------------
                       SECURITIES RELATED - 1.51%
               7,300   Charles Schwab Corp.............       90,958
               1,500 * E*Trade Group, Inc..............        9,600
               2,000   Investors Financial Services....      128,100
               3,500   Lehman Brothers Holdings, Inc...      229,775
                                                        ------------
                                                             458,433
                                                        ------------
                       SEMICONDUCTOR EQUIPMENT - 1.53%
               3,900 * Applied Materials, Inc..........      168,051
               5,400 * KLA-Tencor Corp.................      265,356
               1,100 * LAM Research Corp...............       31,141
                                                        ------------
                                                             464,548
                                                        ------------

           NUMBER                                           MARKET
          OF SHARES                                         VALUE
          ------------------------------------------------------------
                      SEMICONDUCTORS - 5.62%
              1,500 * Advanced Micro Devices, Inc....... $     20,325
              2,900 * Atmel Corp........................       27,811
              3,400   Avnet, Inc........................       81,872
             31,800   Intel Corp........................      889,128
              7,100   Linear Technology Corp............      291,668
              2,900   Motorola, Inc.....................       50,460
             10,500   Texas Instruments, Inc............      347,550
                                                         ------------
                                                            1,708,814
                                                         ------------
                      TELECOMMUNICATIONS - 4.35%
              1,500 * AT&T Wireless Services, Inc.......       23,250
              5,300   BCE, Inc..........................      131,546
              1,000 * Dycom Industries, Inc.............       14,490
              2,300 * EchoStar Communications Corp.,
                       Class A..........................       64,768
              1,600 * L-3 Communications Holdings, Inc..      107,360
              9,400 * Liberty Media Corp., Class A......      142,880
                600 * Plantronics, Inc..................       11,940
              5,300 * QUALCOMM, Inc.....................      311,905
              2,400   Qwest Communications International       51,600
              6,600 * Sanmina Corp......................      118,866
              2,400 * US Cellular Corp..................      124,200
              3,200   Verizon Communications............      160,000
              4,268 * WorldCom, Inc. - Worldcom Group...       54,886
                170 * WorldCom, Inc. - MCI Group........        2,191
              1,100 * Xo Communications.................        1,254
                                                         ------------
                                                            1,321,136
                                                         ------------
                      TOBACCO - 1.51%
              9,700   Philip Morris Companies, Inc......      459,780
                                                         ------------
                      UTILITIES - COMMUNICATION - 0.21%
              2,600 * Sprint Corp., PCS Group...........       64,948
                                                         ------------
                      UTILITIES - GAS, PIPELINE - 0.64%
              5,600   Enron Corp........................      195,944
                                                         ------------
                      TOTAL COMMON STOCK
                      (Cost $35,566,129) ...............   30,075,822
                                                         ------------

           PAR                                                MARKET
          VALUE                                               VALUE
         ---------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 0.67%
                  U.S. TREASURY BILLS
         $120,000 3.53% due 09/06/01...................... $    119,941
           85,000 3.51% due 09/06/01......................       84,959
                                                           ------------
                  (Cost $204,900).........................      204,900
                                                           ------------
                  TOTAL INVESTMENTS
                  (Cost $36,771,029) - 99.62%.............   30,280,722
                  Other assets less liabilities - 0.38%...      116,088
                                                           ------------
                  NET ASSETS - 100.00%.................... $ 30,396,810
                                                           ------------
                  *Non-income producing
                  +Security represents an investment in an
                  affiliated company

                                                         UNREALIZED
           CONTRACTS                                    DEPRECIATION
           -----------------------------------------------------------
                     FUTURES CONTRACTS PURCHASED/(1)/
                     (Delivery month/Value at 08/31/01)
            4/(2)/    E-Mini S&P 500 Index Futures
                      (September 2001/$1,135).......... $     (1,593)
                                                        ------------



/(1)/U.S. Treasury Bills with a market value of $204,900 were maintained in a segregated account with a portion placed as collateral for futures contracts. /(2)/Per 50.

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10
                                                                August 31, 2001
                          INVESCO MIDCAP GROWTH FUND



                        Average Annual Total Return/(a)/
                        ---------------------------------
                         1 Year      Since Inception*
                        ---------------------------------
                        (46.99%)         (3.44%)

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                                    [CHART]

Growth of $10,000 Investment from 9/21/98 to 8/31/2000

               Mid Cap         Russell MidCap
               Growth Fund     Growth Index
               -----------     --------------
9/21/1998      $10,000.00       $10,000.00
12/31/1998      12,635.51        12,515.38
4/30/1999       12,364.49        13,532.79
8/31/1999       11,635.51        13,692.45
12/31/1999      13,446.92        18,934.81
4/28/2000       14,417.86        20,708.20
8/31/2000       17,017.46        22,890.97
12/29/2000      13,492.64        16,710.18
4/30/2001       11,231.58        14,605.17
8/31/2001        9,020.18        12,580.21

For Fiscal Year Ended August 31


Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


                                Top 10 Holdings
---------------------------------------

               1. Forest Laboratories, Inc.................. 2.56%
               2. Teva Pharmaceutical Industries, Ltd. - ADR 1.40%
               3. Ebay, Inc................................. 1.35%
               4. SLM Holding Corp.......................... 1.25%
               5. Andrx Group............................... 1.24%
               6. Kohl's Corp............................... 1.18%
               7. Xilinx, Inc............................... 1.18%
               8. Paychex, Inc.............................. 1.11%
               9. Time Warner Telecom, Inc., Class A........ 1.11%
              10. Genzyme Corp. - Biosurgery Division....... 1.10%

MANAGEMENT OVERVIEW
A discussion with INVESCO Funds Group, Inc. (Prior to September 28, 2000, Brown Capital Management, Inc. was the subadivsor.)

How did the Fund perform relative to its benchmark?
During the past fiscal year, fears of a slowing economy prompted investors to sell growth stocks and rotate into companies believed to be better positioned to weather an economic downturn. Many of the Fund's holdings were caught up in the subsequent downdraft and for the year ended August 31, 2001, the value of Invesco MidCap Growth Fund shares declined by -46.99%, underperforming the S&P MidCap 400 Index, which lost -8.13%.

However, the Fund's relative performance improves somewhat when compared to a benchmark that is more consistent with our growth emphasis. The Fund underperformed the Russell MidCap Growth Index's decline of -45.04% and outperformed the Nasdaq Composite's loss of -57.08%.

What were the dominant portfolio themes?
As always, our focus continued to be on growth franchises with strong fundamentals and attractive long-term prospects. One specific area of interest was the health care sector, where prolific product development pipelines bolstered many pharmaceutical, medical device, and select biotechnology companies. We also sought companies that we felt could benefit from the Federal Reserve's more accommodative monetary stance, including several financial services firms that were positioned to capitalize on lower interest rates.

Our emphasis on technology and telecommunications stocks proved less successful, with these two areas suffering from a severe "profit recession" brought on in large part by an overabundance of capacity. Yet, as the period concluded, we started to see reductions in inventories. We are also encouraged by the fact that many large, multinational companies have been relying upon tech and telecom equipment to enhance their productivity--and, in our opinion, they will continue to do so going forward.

Which portfolio holdings most enhanced the Fund's performance?
Specialty pharmaceutical holdings, such as Forest Laboratories and King Pharmaceuticals, performed well in light of the potential offered by their products currently on the market as well as those still in research and development. Other positive contributors in the health care group were ALZA Corp, which Johnson & Johnson acquired at a premium, and Andrx, which advanced after patent developments cleared the way for the company's generic version of a popular ulcer drug.

Elsewhere, the decision we made last summer to overweight our position in financial services stocks paid off during the last 12 months as companies such as brokerage firm Lehman Brothers Holdings gained ground. While we were increasing our financial services exposure, we were decreasing our energy weighting--a strategy that helped support performance when energy stocks softened in the latter part of the period.

Were there any disappointments in the Fund?
While we avoided some of the more high-profile disasters in the technology arena--most notably the "dot-com" companies--several of our smaller tech positions declined sharply, including our investments in software designer Ariba, Inc. and handheld computer maker Palm, Inc., both of which we sold. In addition, nearly all of our telecommunications holdings hindered the fund's overall performance.

At the same time, the cumulative effect of substantial losses posted by a handful of young, emerging companies, to which we had relatively small exposure, took its toll. Unfortunately, in a market as challenging as the one we faced this past year, few growth stocks were left untouched by the downturn.

What is your outlook for the next fiscal period?
In the wake of the tragic attacks that occurred on September 11, the economy is facing a period of uncertainty and turmoil. However, we have not lost sight of our long-term goals. Over time, fundamentals drive stock prices, and we feel confident that the combination of beneficial fiscal and monetary policies currently in place will eventually help precipitate a market recovery.

Meanwhile, we are focusing on companies with proven management teams, healthy operating cash flows, and sound balance sheets, as we believe these firms will emerge from the downturn even stronger. We are also carefully analyzing our holdings to determine which possess the most favorable risk/return characteristics. This process allows us to use the market weakness to add to these names while trimming others with less favorable risk/return profiles.

And, most importantly, we are staying true to our discipline. As growth managers, we will continue to purchase the strongest mid-cap growth companies in anticipation of an eventual rebound. We believe that once the market improves, these firms will be positioned to lead the way.

--------------------------------------------------------------------------------

                                                                             11
             INVESCO MIDCAP GROWTH FUND - SCHEDULE OF INVESTMENTS
August 31, 2001


           NUMBER                                            MARKET
          OF SHARES                                          VALUE
          -------------------------------------------------------------
                      COMMON STOCK - 87.85%
                      ADVERTISING - 2.83%
              1,700   Interpublic Group of Companies, Inc. $    46,036
              5,500   Lamar Advertising Co................     176,550
              2,280   Omnicom Group, Inc..................     177,361
              4,640   TMP Worldwide, Inc..................     208,104
              4,905   WPP Group, Plc......................      48,771
                                                           -----------
                                                               656,822
                                                           -----------
                      BANKS - REGIONAL - 2.16%
              4,700   Banknorth Group, Inc................     103,400
              3,850   Northern Trust Corp.................     218,295
              4,400   Synovus Financial Corp..............     135,520
              1,000   TCF Financial Corp..................      45,400
                                                           -----------
                                                               502,615
                                                           -----------
                      BROADCASTING - 2.07%
              3,160   Cablevision Systems Corp., Class A..     147,572
              3,280 * Cablevision Systems Corp., Rainbow
                       Media Group........................      78,064
              1,600 * Cox Radio, Inc......................      40,016
              4,410 * Entercom Communications Corp........     184,470
              1,540 * Hispanic Broadcasting Corp..........      31,786
                                                           -----------
                                                               481,908
                                                           -----------
                      CONSUMER FINANCE - 1.62%
              3,000 * AmeriCredit Corp....................     138,480
              2,430   Capital One Financial Corp..........     135,132
              2,540   SEI Investments Co..................     104,242
                                                           -----------
                                                               377,854
                                                           -----------
                      DRUGS - 8.73%
              2,150   Allergan, Inc.......................     155,338
              2,400 * AmeriSource Health Corp., Class A...     154,656
              8,160 * Forest Laboratories, Inc............     595,761
              4,540 * Genzyme Corp. - Biosurgery Division.     257,146
              2,240 * Human Genome Sciences, Inc..........     100,531
              1,800 * IDEC Pharmaceuticals Corp...........     106,686
              5,173 * King Pharmaceuticals, Inc...........     223,732
              4,120 * Millennium Pharmaceuticals, Inc.....     113,300
              4,580   Teva Pharmaceutical Industries,
                       Ltd. - ADR.........................     325,638
                                                           -----------
                                                             2,032,788
                                                           -----------

             NUMBER                                       MARKET
            OF SHARES                                     VALUE
            --------------------------------------------------------
                        ELECTRICAL EQUIPMENT - 0.99%
               10,800 * Power-One, Inc................. $   117,828
                6,700 * Research in Motion, Ltd........     112,962
                                                        -----------
                                                            230,790
                                                        -----------
                        ELECTRONIC EQUIPMENT - 0.72%
                4,350   Molex, Inc.....................     137,330
                  900 * Teradyne, Inc..................      29,502
                                                        -----------
                                                            166,832
                                                        -----------
                        ELECTRONIC INSTRUMENTS - 1.00%
                3,700 * Celestica, Inc.................     134,680
                4,500 * Flextronics International, Ltd.      98,730
                                                        -----------
                                                            233,410
                                                        -----------
                        ENTERTAINMENT - 2.14%
                8,570 * Harrah's Entertainment, Inc....     244,930
               10,980 * USA Networks, Inc..............     254,297
                                                        -----------
                                                            499,227
                                                        -----------
                        FINANCIAL SERVICES - 3.67%
                3,500   Federated Investors, Inc.......      99,575
                5,720   John Hancock Financial Service.     228,514
               14,300 * KPMG Consulting, Inc...........     210,639
                3,300   T. Rowe Price Group, Inc.......     123,387
                6,150   Waddell & Reed Financial, Inc..     192,987
                                                        -----------
                                                            855,102
                                                        -----------
                        GOVERNMENT SPONSORED - 1.25%
                3,670   SLM Holding Corp...............     290,701
                                                        -----------
                        HEALTHCARE - 2.82%
                4,110 * Andrx Group....................     288,892
                5,600 * First Health Group Corp........     156,800
                2,700 * Laboratory Corp. of America....     210,330
                                                        -----------
                                                            656,022
                                                        -----------
                        HOSPITAL SUPPLIES - 0.98%
                3,300 * St Jude Medical, Inc...........     227,040
                                                        -----------

             NUMBER                                       MARKET
            OF SHARES                                     VALUE
            --------------------------------------------------------
                        HUMAN RESOURCES - 0.97%
                9,030 * Robert Half International, Inc. $   224,757
                                                        -----------
                        INFORMATION PROCESSING - 1.53%
                4,580 * CDW Computer Centers, Inc......     186,864
                6,690 * Comverse Technology, Inc.......     168,187
                                                        -----------
                                                            355,051
                                                        -----------
                        INFORMATION PROCESSING -
                        BUSINESS SOFTWARE - 3.65%
                4,920 * i2 Technologies, Inc...........      32,767
                7,000 * McData Corporation.............     100,344
                7,040 * Micromuse, Inc.................      83,354
                6,350 * Openwave Systems, Inc..........     101,854
                2,900 * Peoplesoft, Inc................      99,992
                6,620 * Peregrine Systems, Inc.........     173,312
                6,540 * Quest Software, Inc............     136,032
               10,000 * Webmethods, Inc................     120,300
                                                        -----------
                                                            847,955
                                                        -----------
                        INFORMATION PROCESSING -
                        COMPUTER HARDWARE - 0.32%
                6,800 * Foundry Networks, Inc..........      74,460
                                                        -----------
                        INFORMATION PROCESSING -
                        COMPUTER SERVICES - 2.98%
                6,500 * Earthlink Inc..................      87,815
                6,975 * Paychex, Inc...................     258,563
               10,700 * Rationale Software Corp........     153,652
                4,700 * VeriSign, Inc..................     192,935
                                                        -----------
                                                            692,965
                                                        -----------
                        INFORMATION PROCESSING -
                        CONSUMER SOFTWARE - 1.90%
                5,700 * Check Point Software Tech......     182,343
                3,550 * Intuit, Inc....................     134,119
                7,370 * Liberate Technologies, Inc.....     105,538
                1,480 * Macromedia, Inc................      20,616
                                                        -----------
                                                            442,616
                                                        -----------

--------------------------------------------------------------------------------

12
                                                                August 31, 2001
       INVESCO MIDCAP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED


          NUMBER                                              MARKET
         OF SHARES                                            VALUE
         ---------------------------------------------------------------
                     INFORMATION PROCESSING -
                     DATA SERVICES - 5.14%
             5,680   Adobe Systems, Inc................... $    190,905
             7,230 * Bea Systems, Inc.....................      116,909
             4,100 * BISYS Group, Inc.....................      237,390
             8,260 * Brocade Communication Systems, Inc...      198,653
             5,390 * Mercury Interactive Corp.............      145,584
             2,900 * Nvidia Corp..........................      245,659
             2,830 * Siebel Systems, Inc..................       61,128
                                                           ------------
                                                              1,196,228
                                                           ------------
                     INFORMATION PROCESSING -
                     NETWORKING - 1.99%
            25,400 * Exodus Communications, Inc...........       22,352
            10,290 * Extreme Networks, Inc................      164,331
             8,600 * Finstar Corp.........................       84,796
             9,000 * Oni Systems Corp.....................      125,100
             2,200 * PMC Sierra, Inc......................       67,650
                                                           ------------
                                                                464,229
                                                           ------------
                     INSURANCE - CASUALTY - 0.33%
             1,200   Everest Re Group, Ltd................       77,880
                                                           ------------
                     INSURANCE - LIFE - 0.29%
             1,500   Nationwide Financial Services, Inc...       67,650
                                                           ------------
                     INSURANCE - MISCELLANEOUS - 0.34%
             1,340   Ambac Financial Group, Inc...........       79,328
                                                           ------------
                     INSURANCE - MULTILINE - 0.94%
             9,360   Sun Life Financial Services of Canada      218,354
                                                           ------------
                     LODGING - 0.70%
             5,600 * MGM Mirage, Inc......................      163,240
                                                           ------------
                     MACHINE TOOLS - 0.52%
             2,000   Gilead Sciences, Inc.................      121,420
                                                           ------------
                     MEDICAL TECHNOLOGY - 2.18%
             4,700 * Guidant Corp.........................      169,764
             2,940 * Protein Design Labs, Inc.............      172,843
             2,500 * Varian Medical Systems, Inc..........      165,000
                                                           ------------
                                                                507,607
                                                           ------------

            NUMBER                                          MARKET
           OF SHARES                                        VALUE
           -----------------------------------------------------------
                       MERCHANDISE - DRUG - 1.16%
               2,035 * Amerisourcebergen Corp........... $    131,135
               3,470 * Medimmune, Inc...................      139,320
                                                         ------------
                                                              270,455
                                                         ------------
                       MERCHANDISE - SPECIALTY - 1.32%
                 900 * Expedia, Inc., Class A...........       33,624
               4,950 * Kohl's Corp......................      274,725
                                                         ------------
                                                              308,349
                                                         ------------
                       METALS - COPPER - 0.50%
               5,600   Newmont Mining Corp..............      116,144
                                                         ------------
                       MISCELLANEOUS - 1.76%
               5,600 * Ebay, Inc........................      314,888
               2,100   Fluor Corp.......................       95,193
                                                         ------------
                                                              410,081
                                                         ------------
                       OIL - INTEGRATED DOMESTIC - 0.43%
               1,700   Kerr-McGee Corp..................       99,297
                                                         ------------
                       OIL - SERVICE - PRODUCTS - 1.53%
               3,800 * BJ Services Co...................       85,234
               4,140 * Cooper Cameron Corp..............      179,055
               2,200   Dynegy, Inc......................       92,774
                                                         ------------
                                                              357,063
                                                         ------------
                       OIL - SERVICES - 0.65%
               3,280 * Smith International, Inc.........      152,192
                                                         ------------
                       OIL/GAS PRODUCERS - 1.44%
               3,350   Anadarko Petroleum Corp..........      173,363
               3,460   Apache Corp......................      162,378
                                                         ------------
                                                              335,741
                                                         ------------
                       REAL ESTATE - 0.30%
               4,200 * Homestore.com, Inc...............       69,594
                                                         ------------
                       SAVINGS & LOAN - 0.67%
               2,700   Golden West Financial Corp.......      156,249
                                                         ------------
                       SECURITIES RELATED - 3.35%
               4,560   A.G. Edwards, Inc................      186,048
               3,640   Bear Stearns Co., Inc............      189,972
               4,100   Legg Mason, Inc..................      183,311
               3,320   Lehman Brothers Holdings, Inc....      217,958
                                                         ------------
                                                              777,289
                                                         ------------

         NUMBER                                               MARKET
        OF SHARES                                             VALUE
        ----------------------------------------------------------------
                    SEMICONDUCTOR EQUIPMENT - 3.59%
            5,800   ASM Lithography Holding N.V........... $    105,444
            5,730   Globespan, Inc........................       90,362
            2,200   KLA-Tencor Corp.......................      108,108
            5,890   Microchip Technology, Inc.............      210,214
            4,900   Novellus Systems, Inc.................      217,119
            3,500   QLogic Corp...........................      105,035
                                                           ------------
                                                                836,282
                                                           ------------
                    SEMICONDUCTORS - 9.66%
            8,000 * Altera Corp...........................      227,200
            4,550 * Analog Devices, Inc...................      217,399
           13,120 * Applied Micro Circuits Corp...........      187,222
            6,300 * Cree, Inc.............................      132,111
            4,510 * Cypress Semiconductor Corp............       97,461
            2,520 * Integrated Device Technology, Inc.....       78,347
            5,380   Linear Technology Corp................      221,010
            7,600 * LSI Logic Corp........................      153,900
            4,990 * Maxim Integrated Products, Inc........      230,588
            6,100 * Micron Technology, Inc................      229,421
            2,600 * Newfocus, Inc.........................        9,880
            9,410 * TranSwitch Corp.......................       77,162
            7,700 * Vitesse Semiconductor Corp............      112,420
            7,020 * Xilinx, Inc...........................      274,061
                                                           ------------
                                                              2,248,182
                                                           ------------
                    TELECOMMUNICATIONS - 6.73%
           13,590 * Allegiance Telecom, Inc...............      168,924
            4,650   Amdocs, Ltd...........................      178,095
           11,700   Asia Global Crossing, Ltd.............       45,279
            3,140 * CIENA Corp............................       53,757
            7,890 * Crown Castle International Corp.+.....       80,399
            1,070 * Colt Telecom Group....................        9,619
            6,600 * EchoStar Communications Corp., Class A      185,856
           14,570 * McLeodUSA, Inc., Class A..............       18,212
           14,090 * Nextel Partners, Inc., Class A........      144,423
            8,100 * RF Micro Devices, Inc.................      206,226
            2,600 * Sanmina Corp..........................       46,826
            7,200 * Sonus Networks, Inc...................      106,344
            2,700 * Sycamore Networks, Inc................       15,147
           12,490 * Time Warner Telecom, Inc., Class A....      257,544
            1,630 * Western Wireless Corp.................       50,416
                                                           ------------
                                                              1,567,067
                                                           ------------
                    TOTAL COMMON STOCK
                    (Cost $26,868,349)....................   20,448,836
                                                           ------------

--------------------------------------------------------------------------------

                                                                             13
August 31, 2001
       INVESCO MIDCAP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED



           PAR                                                 MARKET
          VALUE                                                VALUE
        -----------------------------------------------------------------
                   SHORT-TERM INVESTMENTS - 11.31%
                   REPURCHASE AGREEMENT
        $2,633,000 State Street Bank, 3.55% dated
                    09/24/2001, to be repurchased at
                    $2,634,039 on 09/04/01, collateralized
                    by Federal Home Loan Bank Bonds,
                    zero coupon, 02/15/02, with a market
                    value of $2,713,675
                    (Cost $2,633,000)...................... $  2,633,000
                                                            ------------
                   TOTAL INVESTMENTS
                   (Cost $29,501,349) - 99.16%.............   23,081,836
                                                            ------------
                   Other assets less liabilities - 0.84%...      194,771
                                                            ------------
                   NET ASSETS - 100.00%.................... $ 23,276,607
                                                            ------------
                   *Non-income producing
                   +Security represents an investment in an
                    affiliated company



SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

14
                                                                August 31, 2001
                       J.P. MORGAN SMALL CAP GROWTH FUND



                        Average Annual Total Return/(a)/
                        ---------------------------------
                         1 Year      Since Inception*
                        ---------------------------------
                        (46.44%)          7.91%

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                                    [CHART]

Growth of $10,000 Investment from 9/21/98 to 8/31/00

               J.P. Morgan
               Small Cap       Russell 2000
               Growth Fund     Growth Index
               -----------     ------------
9/21/1998      $10,000.00       $10,000.00
12/31/1998      12,580.96        12,421.52
4/30/1999       12,898.05        13,291.42
8/31/1999       13,830.66        13,072.46
12/31/1999      21,361.23        17,774.28
4/28/2000       19,622.17        17,462.98
8/31/2000       23,361.64        18,180.63
12/29/2000      16,865.66        13,787.59
4/30/2001       14,325.86        13,122.72
8/31/2001       12,511.72        11,828.27

Fiscal Year Ended August 31

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


                                Top 10 Holdings
---------------------------------------

             1. Heller Financial, Inc......................... 2.54%
             2. City National Corp............................ 1.91%
             3. Charles River Laboratories International, Inc. 1.86%
             4. OM Group, Inc................................. 1.66%
             5. Advanced Fibre Communications................. 1.60%
             6. Neurocrine Biosciences, Inc................... 1.55%
             7. Omnicare, Inc................................. 1.44%
             8. Enzon, Inc.................................... 1.42%
             9. Financial Federal Corp........................ 1.37%
            10. SmartForce, Plc............................... 1.29%

MANAGEMENT OVERVIEW
A discussion with J.P. Morgan Investment Management, Inc.

How did the Fund perform relative to its benchmark?
For the one-year period ending August 31, 2001, the Small Cap Growth Fund had a return of -46.44%, which lagged the Russell 2000 Growth's return of -34.94%.

What were the dominant portfolio themes?
Stock selection had a large negative impact on the Fund. An overweight in names in the pharmaceuticals sector and an underweight in finance stocks provided positive returns, but that was significantly diminished by overweights in companies bought in the capital markets and semiconductor sectors and underweights in names in software & services and health services & systems.

Any positive performance attributed to weightings in the system hardware and basic services sectors was overshadowed by disappointing returns from weightings to the software & services and consumer cyclical sectors.

Which portfolio holdings most enhanced the Fund's performance?
The top positive contributors to the fund were Heller Financial, MRV Communications, and Idec Pharmaceuticals. On July 30, GE Capital announced that they would purchase Heller Financial, which provides an array of commercial financial products and services including: cash flow and real estate financing, working capital loans, and factoring services and asset-based financing. MRV Communications designs, manufacturers and sells computer networking products, primarily Ethernet local area network switches, hubs and related equipment, and fiber optic components for voice, video and data transmission. Idec Pharmaceuticals is primarily engaged in the commercialization and research and development of targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases. Idec has benefited immensely from their new drug Rituxan, which is for use in the treatment of certain B-cell non-Hodgkin's lymphomas.

Were there any disappointments in the Fund?
Of the disappointing names bought within the fund, the top detractors from performance were Orchid Biosciences, Silicon Image, Inc., and Tumbleweed Communications. These names are considered to be part of growth sectors, which have significantly underperformed their value counterparts over the past 18 months. This underperformance is due to earnings disappointments and significantly decreased capital expenditures, especially to information technology. Orchid Biosciences is engaged in the development of technologies, products and services designed to measure and use information related to genetic diversity. Silicon Image, Inc. designs, develops and markets semiconductors, including transmitters, receivers, controllers and video processors, for applications that require high-bandwidth, cost-effective solutions for high-speed data communications. Tumbleweed Communications is a provider of advanced e-mail solutions for business communications, enabling businesses to create secure, managed, online communication channels, leveraging established e-mail networks and enterprise applications.

What is your outlook for the next fiscal period?
The summer was riddled with disappointing market news, including three key economic announcements: consumer confidence figures fell, job cuts topped one million, and the Gross Domestic Product growth rate was revised downward to 0.2%. The cycle of slow capital spending, falling corporate profits, increased job cuts, and inhibited consumer spending (which fuels two-thirds of the US economy) has prompted the Federal Reserve to continue to stimulate the economy. The Federal Reserve responded with a 25 basis points rate reduction in August, which provoked a negative market reaction and resulting sharp decline (due to fears on an unfavorable remainder of the year).

Hence, our small-cap portfolios were positioned for slowdowns in capital, technology and consumer spending prior to the tragic events on September 11. The prospect of a deepening recession has caused us to accelerate selling securities that are unlikely to do well as consumer spending retracts. Nonetheless, our investment process will continue to be driven by fundamental research and rely upon valuation tools such as our dividend discount model, cash-flow analysis, price-to-earnings growth ratios (PEG) and other comparables. In addition, our analysts will continue to pay close attention to the qualitative factors that affect performance. Above all, we want to own companies that have strong management teams and solid balance sheets.

We should remember that prior to this event, small caps by most metrics were not expensive. Therefore, this volatility may provide the opportunity to buy selectively. While small caps may be overexposed to a slowing economy, they should benefit over the long term from aggressive fiscal and monetary action. We continue to expect earnings visibility to be a catalyst for economic recovery.

--------------------------------------------------------------------------------

                                                                             15
          J.P. MORGAN SMALL CAP GROWTH FUND - SCHEDULE OF INVESTMENTS
August 31, 2001


          NUMBER                                        MARKET
         OF SHARES                                      VALUE
         ---------------------------------------------------------
                   COMMON STOCK - 90.72%
                   ADVERTISING - 1.76%
           7,805 * Catalina Marketing Corp......... $   256,238
          14,230 * Getty Images, Inc...............     227,965
                                                    -----------
                                                        484,203
                                                    -----------
                   AEROSPACE/DEFENSE - 0.39%
           5,725 * Titan Corp......................     106,199
                                                    -----------
                   AIRLINES - 0.58%
           4,980   SkyWest, Inc....................     158,563
                                                    -----------
                   APPAREL & PRODUCTS - 2.08%
           2,455 * Abercrombie and Fitch Co........      74,485
             450 * Ann Taylor Stores Corp..........      15,075
           1,905 * Coach, Inc......................      69,152
           6,125 * Hot Topic, Inc..................     203,655
           6,925 * Quicksilver, Inc................     159,414
           1,375   Talbots, Inc....................      51,040
                                                    -----------
                                                        572,821
                                                    -----------
                   AUTO - CARS - 0.63%
           4,675   Oshkosh Truck Corp..............     174,144
                                                    -----------
                   AUTO - REPLACEMENT PARTS - 0.40%
          16,875   Gentek, Inc.....................     108,844
                                                    -----------
                   BANKS - REGIONAL - 2.37%
          11,300   City National Corp..............     525,902
          13,300 * Ocwen Financial Corp............     125,020
                                                    -----------
                                                        650,922
                                                    -----------
                   BEVERAGE -
                   BREWERS/DISTRIBUTORS -0.74%
           4,825 * Robert Mondavi Corp., Class A...     203,856
                                                    -----------
                   BROADCASTING - 0.26%
           3,100 * Insight Communications Co.......      70,649
                                                    -----------
                   BUILDING MATERIALS - 0.34%
           5,425 * Dal-Tile International, Inc.....      93,852
                                                    -----------
                   CHEMICAL - MAJOR - 1.61%
           9,600   Albemarle Corp..................     202,944
           3,520 * Invitrogen Corp.................     239,466
                                                    -----------
                                                        442,410
                                                    -----------
                   CHEMICAL - MISCELLANEOUS - 3.43%
           2,875 * Cytec Industries, Inc...........      94,933
           3,705 * Eden Bioscience Corp............      38,791
           5,065   Millipore Corp..................     321,374

          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         --------------------------------------------------------------
                     CHEMICAL - MISCELLANEOUS -  Continued
             7,000   OM Group, Inc........................ $   455,770
             1,625   WD-40 Co.............................      33,849
                                                           -----------
                                                               944,717
                                                           -----------
                     COMMERCIAL SERVICES - 0.16%
             3,316 * 1-800-Flowers.com, Inc...............      42,445
                                                           -----------
                     CONTAINERS - PAPER - 0.24%
             6,475 * Intertape Polymer Group Inc..........      66,045
                                                           -----------
                     DRUGS - 7.84%
            11,715 * Abgenix, Inc.........................     351,099
             2,925 * Adolor Corp..........................      53,323
             3,250 * Amylin Pharmaceuticals, Inc..........      23,465
            14,310 * Charles River Laboratories
                      International, Inc..................     510,867
             9,125 * COR Therapeutics, Inc................     250,481
             1,525 * Durect Corp..........................      10,462
             3,705 * ImmunoGen, Inc.......................      50,314
            27,765 * Ligand Pharmaceuticals, Inc.- Class B     284,590
            10,340 * Medarex, Inc.........................     196,667
            10,880 * Neurocrine Biosciences, Inc..........     427,910
                                                           -----------
                                                             2,159,178
                                                           -----------
                     ELECTRICAL EQUIPMENT - 1.47%
            14,890 * August Technology Corp...............     211,289
            14,820 * Capstone Turbine Corp................      73,952
            10,985 * Power-One, Inc.......................     119,846
                                                           -----------
                                                               405,087
                                                           -----------
                     ELECTRONIC EQUIPMENT - 0.23%
             1,800 * Plexus Corp..........................      62,676
                                                           -----------
                     ELECTRONIC INSTRUMENTS - 1.50%
             5,960 * Gentex Corp..........................     178,204
             6,450 * Lattice Semiconductor Corp...........     150,737
             4,640 * LTX Corp.............................      83,102
                                                           -----------
                                                               412,043
                                                           -----------
                     ENTERTAINMENT - 0.15%
               801 * THQ, Inc.............................      42,573
                                                           -----------
                     FINANCE COMPANIES - 1.37%
            13,685 * Financial Federal Corp...............     377,022
                                                           -----------

            NUMBER                                         MARKET
           OF SHARES                                       VALUE
           ----------------------------------------------------------
                       FINANCIAL SERVICES - 4.34%
              38,390 * Ameritrade Holding Corp., Class A $   228,804
               2,800 * Gladstone Capital Corp...........      48,440
              13,135   Heller Financial, Inc............     699,570
               4,685 * Instinet Group, Inc..............      55,330
               7,591   Southwest Securities Group, Inc..     161,157
                                                         -----------
                                                           1,193,301
                                                         -----------
                       FOODS - 1.07%
               3,715 * Surebeam Corp., Class A..........      38,710
              14,360 * Symx Technologies, Inc...........     255,608
                                                         -----------
                                                             294,318
                                                         -----------
                       FOOTWEAR - 1.74%
               2,975 * Genesco, Inc.....................      68,425
               5,050 * Skechers USA, Inc., Class A......     105,798
               9,145 * Steven Madden, Ltd...............     134,980
              10,695 * Vans, Inc........................     170,478
                                                         -----------
                                                             479,681
                                                         -----------
                       HEALTHCARE - 4.58%
               4,072 * Accredo Health, Inc..............     150,053
               5,345 * Diversa Corp.....................      64,942
              24,725   Hooper Holmes, Inc...............     148,350
              16,625   Omnicare, Inc....................     397,670
               2,460 * OSI Pharmaceuticals, Inc.........     104,304
               2,838 * Praecis Pharmaceuticals, Inc.....      29,544
               6,940 * Priority Healthcare Corp.........     175,234
               1,475 * Professional Detailing, Inc......      44,280
               1,285 * Rehab Care Group.................      52,081
               7,525 * Staar Surgical Co................      24,983
               2,693 * Unilab Finance Corp..............      70,422
                                                         -----------
                                                           1,261,863
                                                         -----------
                       HEAVY DUTY TRUCKS/PARTS - 0.23%
               3,125   Federal Signal Corp..............      64,625
                                                         -----------
                       HOSPITAL MANAGEMENT - 2.16%
               7,105 * Eclipsys Corp....................     182,953
               6,845 * Lifepoint Hospitals, Inc.........     292,898
               3,300 * Triad Hospitals, Inc.............     119,295
                                                         -----------
                                                             595,146
                                                         -----------
                       HOSPITAL SUPPLIES - 0.73%
               2,225 * Coherent, Inc....................      78,765
               7,460 * Isis Pharmaceuticals, Inc........     121,598
                                                         -----------
                                                             200,363
                                                         -----------


--------------------------------------------------------------------------------

16
                                                                August 31, 2001
    J.P. MORGAN SMALL CAP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED


             NUMBER                                        MARKET
            OF SHARES                                      VALUE
            ---------------------------------------------------------
                        INFORMATION PROCESSING - 1.44%
                2,525 * Administaff, Inc................ $    85,345
                  815 * Garmin, Ltd.....................      16,178
                5,750 * MCSi, Inc.......................      74,980
               11,483 * Precise Software Solutions......     220,026
                                                         -----------
                                                             396,529
                                                         -----------
                        INFORMATION PROCESSING -
                        BUSINESS SOFTWARE - 5.86%
                8,625 * Agile Software Corp.............      86,250
                5,025 * Embarcadero Technologies, Inc...      66,531
                6,797   HNC Software, Inc...............     143,485
               10,575 * Matrixone, Inc..................     113,258
                3,950 * McData Corp.....................      56,406
                3,046 * Nuance Communications, Inc......      31,800
                5,165 * Peregrine Systems, Inc..........     135,220
               10,880 * Retek, Inc......................     304,422
               29,520 * Saba Software, Inc..............     243,540
                1,725 * SeaChange International, Inc....      39,037
                6,800 * Sonicwall, Inc..................     127,228
               22,400 * Tumbleweed Communications Corp..      74,592
                2,225 * WatchGuard Technologies, Inc....      22,094
               14,405 * Witness Systems, Inc............     118,697
                3,011 * Xcare.net, Inc..................      49,411
                                                         -----------
                                                           1,611,971
                                                         -----------
                        INFORMATION PROCESSING -
                        COMPUTER HARDWARE - 2.77%
                8,375 * DDI Corp........................     117,334
               10,870 * Integrated Circuit Systems, Inc.     200,552
                2,135 * Mercury Computer Systems, Inc...      58,072
                4,785 * Optimal Robotics Corp...........     208,626
               26,000 * Silicon Image, Inc..............      96,200
               14,395 * Stratos Lightwave, Inc..........      82,771
                                                         -----------
                                                             763,555
                                                         -----------
                        INFORMATION PROCESSING -
                        COMPUTER SERVICES - 1.67%
               22,472 * Espeed, Inc.....................     202,923
               17,275 * INTERWOVEN, Inc.................     140,791
                6,562 * Netegrity, Inc..................     116,147
                                                         -----------
                                                             459,861
                                                         -----------

             NUMBER                                       MARKET
            OF SHARES                                     VALUE
            --------------------------------------------------------
                        INFORMATION PROCESSING -
                        CONSUMER SOFTWARE - 0.09%
                8,530 * ITXC Corp...................... $    25,590
                                                        -----------
                        INFORMATION PROCESSING -
                        DATA SERVICES - 2.15%
                1,825 * Activision, Inc................      67,616
               14,875 * Borland Software Corp..........     169,129
               12,200 * SmartForce, Plc................     353,922
                                                        -----------
                                                            590,667
                                                        -----------
                        INFORMATION PROCESSING -
                        NETWORKING - 0.90%
               23,960 * Corvis Corp....................      47,201
                9,050 * Metasolv Software, Inc.........      53,395
                4,700 * Redback Networks, Inc..........      19,176
                5,595 * Safenet, Inc...................      46,215
               22,940 * Turnstone Systems, Inc.........      82,584
                7,875 * U.S. Wireless Corp.............          79
                                                        -----------
                                                            248,650
                                                        -----------
                        INSURANCE - CASUALTY - 0.23%
                2,465   HCC Insurance Holdings, Inc....      62,167
                                                        -----------
                        INSURANCE - LIFE - 0.34%
                2,490   W. R. Berkley Corp.............      94,869
                                                        -----------
                        LEISURE TIME - 2.33%
                7,230 * American Classic Voyages Co....      15,544
                4,825 * JAKKS Pacific, Inc.............      84,679
               13,045 * Meade Instruments Corp.........      69,269
                9,400 * Six Flags, Inc.................     156,322
               14,200 * Station Casinos, Inc...........     188,150
                5,990 * WMS Industries, Inc............     127,467
                                                        -----------
                                                            641,431
                                                        -----------
                        LODGING - 0.25%
                8,725 * ResortQuest International, Inc.      68,055
                                                        -----------
                        MACHINE TOOLS - 1.87%
                5,470 * Gilead Sciences, Inc...........     332,084
                3,150 * PRI Automation, Inc............      56,763
                3,100   Roper Industries, Inc..........     127,100
                                                        -----------
                                                            515,947
                                                        -----------

             NUMBER                                       MARKET
            OF SHARES                                     VALUE
            --------------------------------------------------------
                        MACHINERY -
                        INDUSTRIAL/SPECIALTY - 0.75%
                5,850 * Asyst Technologies, Inc........ $    74,061
                5,350 * Flowserve Corp.................     133,483
                                                        -----------
                                                            207,544
                                                        -----------
                        MEDICAL TECHNOLOGY - 4.61%
                2,085 * Albany Molecular...............      54,252
                  540 * Aviron.........................      12,091
                3,475 * BioSphere Medical, Inc.........      39,059
                5,045 * Brucker Daltronics, Inc........      83,243
                3,300 * CuraGen Corp...................      67,287
               10,420 * Cyberonics, Inc................     182,350
                6,105 * Enzon, Inc.....................     389,742
                1,400 * Integra LifeSciences Holdings..      37,814
                7,065 * La Jolla Pharmaceutical Co.....      47,689
                4,360 * Maxygen........................      65,356
                6,705 * On Assignment, Inc.............     129,742
                8,570 * Physiometrix, Inc..............      16,626
                7,135 * Transgenomic, Inc..............      71,065
                6,396 * XOMA, Ltd......................      73,297
                                                        -----------
                                                          1,269,613
                                                        -----------
                        MERCHANDISE - DRUG - 0.66%
                4,740 * Duane Reade, Inc...............     167,796
                2,292 * Pozen, Inc.....................      15,058
                                                        -----------
                                                            182,854
                                                        -----------
                        MERCHANDISE - SPECIALTY - 1.81%
               11,431 * Cost Plus, Inc.................     268,629
                2,625 * Linens 'N Things, Inc..........      68,250
                2,600 * Ultimate Electronis, Inc.......      72,150
                2,855 * Williams-Sonoma, Inc...........      90,789
                                                        -----------
                                                            499,818
                                                        -----------
                        MERCHANDISING - FOOD - 0.40%
                2,900 * CEC Entertainment, Inc.........     109,185
                                                        -----------
                        MERCHANDISING - MASS - 0.06%
                2,750 * Priceline.com, Inc.............      15,180
                                                        -----------

--------------------------------------------------------------------------------

                                                                             17
    J.P. MORGAN SMALL CAP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED August 31, 2001


             NUMBER                                        MARKET
            OF SHARES                                      VALUE
            ---------------------------------------------------------
                        METALS - STEEL - 0.56%
                5,740 * Reliance Steel & Aluminium Co... $   154,980
                                                         -----------
                        MISCELLANEOUS - 0.71%
                9,570 * Polycom, Inc....................     194,079
                                                         -----------
                        OIL - SERVICE - PRODUCTS - 1.75%
                1,325 * Cooper Cameron Corp.............      57,306
                6,300 * FMC Technologies, Inc...........     102,501
               26,810 * Global Industries, Inc..........     216,357
                4,860 * Gulf Island Fabrication, Inc....      58,320
                2,550 * W-H Energy Services, Inc........      46,155
                                                         -----------
                                                             480,639
                                                         -----------
                        OIL - SERVICES - 2.10%
               21,100 * Core Laboratories N.V.+.........     353,425
                2,950 * Global Marine, Inc..............      42,480
                9,980 * WestPort Resourses..............     182,135
                                                         -----------
                                                             578,040
                                                         -----------
                        OIL/GAS PRODUCERS - 1.21%
                8,725 * Spinnaker Exploration Co........     334,168
                                                         -----------
                        PHOTOGRAPHY - 0.46%
                8,650 * Concord Camera Corp.............      50,170
                3,255 * Photronics, Inc.................      77,664
                                                         -----------
                                                             127,834
                                                         -----------
                        REAL ESTATE INVESTMENT TRUSTS - 1.59%
               12,895   Allied Capital Corp.............     304,322
                3,175   FBR Asset Investment Corp.......      72,866
                5,311   Innkeepers USA Trust............      60,811
                                                         -----------
                                                             437,999
                                                         -----------
                        RESTAURANTS - 0.73%
                8,810 * AFC Enterprises, Inc............     201,749
                                                         -----------
                        SCHOOLS - 0.45%
                4,025 * School Specialty, Inc...........     122,557
                                                         -----------
                        SEMICONDUCTOR EQUIPMENT - 1.34%
                3,585 * Axcelis Technologies, Inc.......      50,011
                1,070 * Dupont Photomasks...............      37,450
               11,060 * HI/FN, Inc......................     104,075
                1,290 * MKS Instruments, Inc............      28,832
                2,510 * Therma-Wave, Inc................      41,490

            NUMBER                                          MARKET
           OF SHARES                                        VALUE
           -----------------------------------------------------------
                       SEMICONDUCTOR EQUIPMENT - Continued
              1,375 *  Varian Semiconductor Equipment.... $    47,300
              2,000 *  Veeco Instruments, Inc............      58,479
                                                          -----------
                                                              367,637
                                                          -----------
                       SEMICONDUCTORS - 2.81%
              6,050 *  AXT, Inc..........................     110,413
              2,975 *  Cymer, Inc........................      74,851
             13,040 *  Exar Corp.........................     264,060
              5,225 *  Kopin Corp........................      65,417
              2,325 *  Monolithic System Technology, Inc.      32,643
              2,625 *  Mykrolis Corp.....................      40,294
              8,450 *  TranSwitch Corp...................      69,290
              5,475 *  Triquint Semiconductor, Inc.......     116,069
                                                          -----------
                                                              773,037
                                                          -----------
                       TELECOMMUNICATIONS - 4.61%
             18,160 *  Advanced Fibre Communications.....     440,380
             16,225 *  Anaren Microwave, Inc.............     310,383
              7,725 *  Apropos Technology, Inc...........      13,133
              1,922 *  Audiocodes Ltd....................       7,746
             10,690 *  Boston Communications Group, Inc..     182,265
              14,800 * Crown Castle International Corp.+.     150,812
              14,340 * DiamondCluster International, Inc.     154,871
              8,425 *  Ibasis, Inc.......................       9,268
                                                          -----------
                                                            1,268,858
                                                          -----------
                       TEXTILE - PRODUCTS - 0.65%
              11,950   Wellman, Inc......................     179,250
                                                          -----------
                       TRUCKERS - 0.18%
              1,725 *  Forward Air Corp..................      48,283
                                                          -----------
                       UTILITIES - GAS, DISTRIBUTION - 0.18%
              3,200 *  National-Oilwell, Inc.............      49,728
                                                          -----------
                       UTILITIES - MISCELLANEOUS - 0.80%
             15,775 *  Encompass Services Corp...........      97,963
                809 *  Stericycle, Inc...................      38,970
              2,525 *  Waste Connections, Inc............      81,506
                                                          -----------
                                                              218,439
                                                          -----------
                       TOTAL COMMON STOCK
                       (Cost $30,932,008)................  24,968,309
                                                          -----------

           PAR                                                 MARKET
          VALUE                                                VALUE
        -----------------------------------------------------------------
                   SHORT-TERM INVESTMENTS - 9.30%
                   REPURCHASE AGREEMENT
        $2,561,000 State Street Bank, 3.55%, dated 08/31/01
                    to be repurchased at $2,562,010 on
                    09/04/01, collateralized by Federal
                    National Mortgage Association
                    Discount Notes, 2.40%, 2/15/02, with
                    a market value of $2,639,963
                    (Cost $2,561,000)...................... $  2,561,000
                                                            ------------
                   TOTAL INVESTMENTS
                   (Cost $33,493,008) - 100.02%............   27,529,309
                                                            ------------
                   Other assets less liabilities - (0.02%).      (6,486)
                                                            ------------
                   NET ASSETS - 100.00%.................... $ 27,522,823
                                                            ------------

                   *Non-income producing
                   +Securities represent an investment in
                    affiliated companies

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                        Average Annual Total Return/(a)/
                        ---------------------------------
                        1 Year       Since Inception*
                        ---------------------------------
                        (2.66%)           8.38%

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                                    [CHART]

Growth of $10,000 Investment from 9/21/98 to 8/31/2000

                Large Cap      Russell 1000
                Value Fund     Value Index
                ----------     -----------
9/21/1998       $10,000.00     $10,000.00
12/31/1998       11,676.97      11,605.41
4/30/1999        12,595.63      12,871.08
8/31/1999        12,126.38      12,243.83
12/31/1999       12,296.48      12,458.03
4/28/2000        12,509.10      12,371.81
8/31/2000        13,017.76      12,752.53
12/29/2000       12,983.37      13,332.09
4/30/2001        13,047.34      13,166.93
8/31/2001        12,671.90      12,609.97

Fiscal Year Ended August 31

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


                                Top 10 Holdings
---------------------------------------

                 1. Exxon Mobil Corp..................... 4.52%
                 2. Citigroup, Inc....................... 3.64%
                 3. Verizon Communications............... 2.60%
                 4. Bank of America Corp................. 2.55%
                 5. SBC Communications, Inc.............. 2.01%
                 6. Federal National Mortgage Association 1.82%
                 7. Procter & Gamble Co.................. 1.45%
                 8. Boeing Co............................ 1.42%
                 9. Progressive Corp..................... 1.39%
                10. Tenet Healthcare Corp................ 1.38%

MANAGEMENT OVERVIEW
A discussion with SSgA Funds Management, Inc.

How did the Fund perform relative to its benchmark?
For the year ended August 31, 2001 the Fund returned -2.66% versus the Russell 1000 Value Index, the Fund's benchmark, return of -1.12%, a deficit of 154 basis points.

What were the dominant portfolio themes?
Strong excess performance in the Large Cap Value Fund through most of 2000 was reversed during the last four months of the year and into 2001 as corporate earnings concerns came to the forefront. Market activity was significantly influenced by pre-announcements of sales and profit warnings across a wide range of businesses. Market reaction was swift and severe and the returns of these companies torpedoed downward. The value side of the market was not hit nearly as hard as the growth side, however, within the Fund a few names in the technology sector had more than their fair share of influence on performance.

The Fund is designed to reflect the characteristics of the large cap value segment of the market, specifically the Russell 1000 Value Index. To that end, the Fund's sector and industry weights, as well as its cap are very similar to those of the benchmark. Performance of the Fund was driven by stock selection particularly in the semiconductors, computer software, internet and specialty retail segments of the market.

Which portfolio holdings most enhanced the Fund's performance?
Despite strong stock selection in the consumer staples, energy, financial, communication service, utilities and consumer cyclicals sectors, the Fund enhanced performance but not enough to overcome the shortfall for the fiscal period.

Were there any disappointments in the Fund?
Specifically, performance was impaired by holdings of Cypress Semiconductor, Micron Technology and Novellus Systems within the semiconductors industry, Veritas Software and I2 Technologies within computer software, Verisign in the Internet segment and Tiffany and Zale Corp. within the specialty retail industry.

What is your outlook for the next fiscal period?
We believe that the market will continue to be generally weak over the next several months with pockets of positive performance. The consumer is still keeping a recession at bay but a major turnaround in conditions likely depends on increased corporate spending.

We believe that the portfolio is currently well positioned for the coming periods. As always, we remain true to our investment philosophy by purchasing securities that are undervalued relative to their industry peers and have improving earnings growth expectations. In addition, risk control continues to be an important part of our process. Together these allow us to outperform the value benchmark.

--------------------------------------------------------------------------------

18
                                                                August 31, 2001
                       STATE STREET LARGE CAP VALUE FUND

                                                                             19
          STATE STREET LARGE CAP VALUE FUND - SCHEDULE OF INVESTMENTS
August 31, 2001


            NUMBER                                          MARKET
           OF SHARES                                        VALUE
           -----------------------------------------------------------
                       COMMON STOCK - 98.47%
                       AEROSPACE/DEFENSE - 4.96%
               5,700   Boeing Co........................ $    291,840
               4,600   Crane Co.........................      129,214
               1,900   General Dynamics Corp............      150,024
               4,800   Lockheed Martin Corp.............      191,328
               3,700   United Technologies Corp.........      253,080
                                                         ------------
                                                            1,015,486
                                                         ------------
                       APPAREL & PRODUCTS - 0.90%
               3,500   Liz Claiborne, Inc...............      183,575

                                                         ------------
                       AUTO - CARS - 1.32%
              13,619   Ford Motor Co....................      270,610
                                                         ------------
                       AUTO - ORIGINAL EQUIPMENT - 1.07%
               1,200   Danaher Corp.....................       66,684
               4,200 * Lear Corp........................      152,208
                                                         ------------
                                                              218,892
                                                         ------------
                       AUTO - REPLACEMENT PARTS - 0.43%
               1,900 * AutoZone, Inc....................       87,780
                                                         ------------
                       BANKS - NEW YORK CITY - 3.64%
              16,300   Citigroup, Inc...................      745,725
                                                         ------------
                       BANKS - OTHER - 7.02%
               8,500   Bank of America Corp.............      522,750
               7,900   First Union Corp.................      271,918
               5,510   J.P. Morgan Chase & Co...........      217,094
               2,600   National City Corp...............       80,262
               6,700   Sovereign Bancorp, Inc...........       74,236
               3,400   Union Planters Corp..............      151,300
               2,600   Wells Fargo Co...................      119,626
                                                         ------------
                                                            1,437,186
                                                         ------------
                       BANKS - REGIONAL - 2.59%
               5,200   GreenPoint Financial Corp........      204,984
               3,900   SouthTrust Corp..................       95,004
                 900   SunTrust Banks, Inc..............       61,470
               3,600   U.S. Bancorp, Inc................       87,264
               2,500   Webster Financial Corp...........       81,300
                                                         ------------
                                                              530,022
                                                         ------------
                       BEVERAGE - SOFT DRINKS - 0.50%
               2,200   PepsiCo, Inc.....................      103,400
                                                         ------------

          NUMBER                                              MARKET
         OF SHARES                                            VALUE
         ---------------------------------------------------------------
                     BUILDING MATERIALS - 0.59%
             5,300   Sherwin-Williams Co.................. $    120,045
                                                           ------------
                     CHEMICAL - MAJOR - 0.95%
             3,000   Albemarle Corp.......................       63,420
             1,400   Borg Warner, Inc.....................       71,540
             1,433   E.I. du Pont de Nemours and Co.......       58,710
                                                           ------------
                                                                193,670
                                                           ------------
                     CHEMICAL - MISCELLANEOUS - 0.28%
             2,300 * Fisher Scientific International, Inc.       57,500
                                                           ------------
                     CONSUMER FINANCE - 1.33%
             1,800 * AmeriCredit Corp.....................       83,088
             3,200   Household International, Inc.........      189,120
                                                           ------------
                                                                272,208
                                                           ------------
                     CONTAINERS - PAPER - 1.86%
             6,700 * Packaging Corp. of America...........      123,146
             8,700 * Pactiv Corp..........................      138,156
             4,600   Sonoco Products Co...................      119,416
                                                           ------------
                                                                380,718
                                                           ------------
                     DRUGS - 0.76%
             1,500   Bristol Myers Squibb Co..............       84,210
             1,100   Merck & Co., Inc.....................       71,610
                                                           ------------
                                                                155,820
                                                           ------------
                     ENTERTAINMENT - 1.50%
             2,600 * AOL Time Warner, Inc.................       97,110
             8,300   Walt Disney Co.......................      211,069
                                                           ------------
                                                                308,179
                                                           ------------
                     FINANCIAL SERVICES - 1.83%
             2,000 * Affiliated Managers Group............      141,800
             1,700   American Express Co..................       61,914
             4,300   John Hancock Financial Service.......      171,785
                                                           ------------
                                                                375,499
                                                           ------------
                     FOODS - 0.86%
             2,200 * Suiza Foods Corp.....................      127,556
             4,700   Tyson Foods, Inc., Class A...........       49,585
                                                           ------------
                                                                177,141
                                                           ------------
                     FOOTWEAR - 0.34%
             2,600 * Reebok International, Ltd............       69,914
                                                           ------------

          NUMBER                                                MARKET
         OF SHARES                                              VALUE
         -----------------------------------------------------------------
                     GOVERNMENT SPONSORED - 2.62%
             2,600   Federal Home Loan Mortgage Corp........ $    163,488
             4,900   Federal National Mortgage Association..      373,429
                                                             ------------
                                                                  536,917
                                                             ------------
                     HEALTHCARE - 3.94%
             2,100   Cardinal Health, Inc...................      153,174
             5,300 * Henry Schein, Inc......................      192,496
             2,700   UnitedHealth Group, Inc................      183,762
             2,600 * Wellpoint Health Networks, Inc.........      276,848
                                                             ------------
                                                                  806,280
                                                             ------------
                     HOSPITAL MANAGEMENT - 1.38%
             5,100 * Tenet Healthcare Corp..................      282,642
                                                             ------------
                     HOSPITAL SUPPLIES - 1.34%
             1,300   Abbott Laboratories....................       64,610
             1,500   Baxter International, Inc..............       77,400
             2,500   Johnson & Johnson......................      131,775
                                                             ------------
                                                                  273,785
                                                             ------------
                     HOUSEHOLD PRODUCTS - 1.45%
             4,000   Procter & Gamble Co....................      296,600

                                                             ------------
                     INFORMATION PROCESSING - 0.34%
             5,000 * Sybase, Inc............................       68,850
                                                             ------------
                     INFORMATION PROCESSING -
                     BUSINESS SOFTWARE - 0.45%
             5,700 * BMC Software, Inc......................       91,200
                                                             ------------
                     INFORMATION PROCESSING -
                     COMPUTER SERVICES - 1.19%
             3,700   First Data Corp........................      243,645
                                                             ------------
                     INFORMATION PROCESSING -
                     DATA SERVICES - 3.67%
             5,500   Computer Associates International, Inc.      170,775
             3,900 * Fiserv, Inc............................      211,263
             1,300   Hewlett Packard Co.....................       30,173
             1,600   International Business Machines........      160,000
             5,100 * Storage Technology Corp................       72,930
             2,500 * Symantec Corp..........................      107,475
                                                             ------------
                                                                  752,616
                                                             ------------
                     INSURANCE - CASUALTY - 1.39%
             2,200   Progressive Corp.......................      284,394
                                                             ------------

--------------------------------------------------------------------------------

20
                                                                August 31, 2001
    STATE STREET LARGE CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED


           NUMBER                                            MARKET
          OF SHARES                                          VALUE
          -------------------------------------------------------------
                      INSURANCE - LIFE - 2.15%
              7,500   Protective Life Corp............... $    223,725
              4,700   StanCorp Financial Group, Inc......      216,200
                                                          ------------
                                                               439,925
                                                          ------------
                      INSURANCE - MISCELLANEOUS - 0.85%
              2,500   MGIC Investment Corp...............      174,750
                                                          ------------
                      INSURANCE - MULTILINE - 2.14%
              2,400   American International Group, Inc.+      187,680
                900   Hartford Financial Services Group..       58,320
              7,200   Old Republic International Corp....      193,320
                                                          ------------
                                                               439,320
                                                          ------------
                      LEISURE TIME - 0.78%
              3,000 * International Game Technology......      160,560
                                                          ------------
                      LODGING - 1.25%
              8,800 * MGM Mirage, Inc....................      256,520
                                                          ------------
                      MACHINERY - CONSTRUCTION &
                      CONTRACTS - 1.19%
              2,300   Caterpillar, Inc...................      115,000
              2,900   Lennar Corp........................      129,195
                                                          ------------
                                                               244,195
                                                          ------------
                      MERCHANDISE - SPECIALTY - 1.35%
              7,400   Blockbuster, Inc., Class A.........      158,804
              8,400 * Office Depot, Inc..................      116,760
                                                          ------------
                                                               275,564
                                                          ------------
                      MERCHANDISING - FOOD - 1.66%
              3,200 * Smithfield Foods, Inc..............      141,600
              9,500   Supervalu, Inc.....................      199,310
                                                          ------------
                                                               340,910
                                                          ------------
                      MERCHANDISING - MASS - 0.86%
              4,100   Sears Roebuck and Co...............      175,275
                                                          ------------
                      METALS - ALUMINUM - 0.28%
              1,500   Alcoa, Inc.........................       57,180
                                                          ------------
                      OIL - INTEGRATED DOMESTIC - 1.91%
              1,100   Amerada Hess Corp..................       85,481
              5,700   Occidental Petroleum Corp..........      156,864
              4,700   USX-Marathon Group.................      148,097
                                                          ------------
                                                               390,442
                                                          ------------

         NUMBER                                               MARKET
        OF SHARES                                             VALUE
        ----------------------------------------------------------------
                    OIL - INTEGRATED INTERNATIONAL - 5.45%
            2,100   Chevron Corp.......................... $    190,575
           23,040   Exxon Mobil Corp......................      925,056
                                                           ------------
                                                              1,115,631
                                                           ------------
                    OIL/GAS PRODUCERS - 2.01%
            3,400   Sunoco, Inc...........................      128,622
            2,900   Ultramar Diamond Shamrock Corp........      149,756
            3,200   Valero Energy Corp....................      132,800
                                                           ------------
                                                                411,178
                                                           ------------
                    PAPER/FOREST PRODUCTS - 0.62%
            3,400   Pentair, Inc.+........................      127,500
                                                           ------------
                    PUBLISHING - NEWS - 0.69%
            3,300   New York Times Co., Class A...........      141,075
                                                           ------------
                    PUBLISHING/PRINTING - 1.97%
            2,600   The McGraw-Hill Companies, Inc........      154,050
            4,600   R. R. Donnelley and Sons Co...........      137,172
            2,900 * Scholastic Corp.......................      112,897
                                                           ------------
                                                                404,119
                                                           ------------
                    RAILROAD - 0.65%
            4,900   Burlington Northern Santa Fe..........      132,839
                                                           ------------
                    SAVINGS & LOAN - 5.54%
            3,400   Astoria Financial Corp................      200,600
            4,900   Charter One Financial, Inc............      143,080
            2,000   Dime Bancorp, Inc.....................       77,200
            1,300   Downey Financial Corp.................       62,075
            6,200   Golden State Bancorp, Inc.............      186,124
            3,300   Golden West Financial Corp............      190,971
            7,350   Washington Mutual, Inc................      275,184
                                                           ------------
                                                              1,135,234
                                                           ------------
                    SECURITIES RELATED - 1.05%
            2,000   Merrill Lynch & Co., Inc..............      103,200
            2,100   Morgan Stanley Dean Witter & Co.......      112,035
                                                           ------------
                                                                215,235
                                                           ------------
                    TELECOMMUNICATIONS - 4.43%
              700   Alltel Corp...........................       40,600
            6,806   AT&T Corp.............................      129,586
              900 * L-3 Communications Holdings, Inc......       60,390
           10,640   Verizon Communications................      532,000
           11,200   Worldcom, Inc.........................      144,032
                                                           ------------
                                                                906,608
                                                           ------------

       NUMBER                                                   MARKET
      OF SHARES                                                 VALUE
      ---------------------------------------------------------------------
                  TEXTILE - PRODUCTS - 0.94%
          4,300 * Mohawk Industries, Inc.................... $    191,780
                                                             ------------
                  TOBACCO - 1.83%
          4,900   Philip Morris Companies, Inc..............      232,260
          4,300   UST, Inc..................................      141,900
                                                             ------------
                                                                  374,160
                                                             ------------
                  UTILITIES - COMMUNICATION - 3.14%
          6,200   BellSouth Corp............................      231,260
         10,063   SBC Communications, Inc...................      411,677
                                                             ------------
                                                                  642,937
                                                             ------------
                  UTILITIES - ELECTRIC - 4.56%
          3,200   Allegheny Energy, Inc.....................      141,056
          1,500   American Electric Power, Inc..............       68,655
          3,700   Cinergy Corp..............................      119,140
          3,300   Exelon Corp...............................      180,180
          7,100   FirstEnergy Corp..........................      233,519
          2,300   Public Service Enterprise Group, Inc......      106,490
          1,000   TXU Corp..................................       47,480
          1,400   Xcel Energy, Inc..........................       38,360
                                                             ------------
                                                                  934,880
                                                             ------------
                  UTILITIES - GAS, DISTRIBUTION - 0.43%
          1,900   Tosco Corp................................       88,160
                                                             ------------
                  UTILITIES - GAS, PIPELINE - 0.24%
          1,600   Williams Companies, Inc...................       52,080
                                                             ------------
                  TOTAL COMMON STOCK
                  (Cost $19,696,704)........................   20,168,356
                                                             ------------
         PAR
        VALUE
      ---------
                  SHORT-TERM INVESTMENTS - 2.95%
                  COMMERCIAL PAPER
       $604,000   United Healthcare Corp.,
                   3.75% due 09/04/01
                   (Cost $603,811)..........................      603,811
                                                             ------------
                  TOTAL INVESTMENTS
                  (Cost $20,300,515) - 101.42%..............   20,772,167
                                                             ------------
                  Other assets less liabilities (1.42%).....     (290,441)
                                                             ------------
                  NET ASSETS - 100.00%...................... $ 20,481,726
                                                             ------------
                  *Non-income producing
                  +Securities represent an investment in
                   affiliated companies

--------------------------------------------------------------------------------

                                                                             21
August 31, 2001
                      NEUBERGER BERMAN MIDCAP VALUE FUND



                        Average Annual Total Return/(a)/
                        ---------------------------------
                        1 Year      Since Inception*
                        ---------------------------------
                        4.74%           22.95%%

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                                    [CHART]

Growth of $10,000 Investment

                Mid Cap         Russell Mid Cap
                Value Fund      Value Index
                ----------      ---------------
9/21/1998       $10,000.00      $10,000.00
12/31/1998       11,988.45       11,312.93
4/30/1999        13,689.94       11,998.72
8/31/1999        13,559.75       11,470.54
12/31/1999       14,652.25       11,300.40
4/28/2000        15,408.18       11,459.99
8/31/2000        17,533.78       12,188.90
12/29/2000       18,896.69       13,467.78
4/30/2001        18,673.78       13,706.33
8/31/2001        18,365.12       13,598.74

Fiscal Year Ended August 31

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


                                Top 10 Holdings
                    ---------------------------------------

                  1. Omnicare, Inc...................... 2.15%
                  2. Beckman Coulter, Inc............... 1.84%
                  3. Becton, Dickinson and Co........... 1.81%
                  4. Waste Management, Inc. ............ 1.70%
                  5. MBIA, Inc.......................... 1.59%
                  6. Archstone Communities Trust........ 1.53%
                  7. Vornado Realty Trust............... 1.53%
                  8. Equity Residential Properties Trust 1.52%
                  9. Avalonbay Communities, Inc......... 1.52%
                 10. Knight-Ridder, Inc................. 1.44%

MANAGEMENT OVERVIEW
A discussion with Neuberger Berman Management, Inc.

How did the Fund perform relative to its benchmark?
Although the Neuberger Berman MidCap Value Fund achieved positive returns for the one-year period ended August 31, 2001 while the majority of market indices had negative results, the Fund did underperform its benchmark, the Russell MidCap Value Index. The fund returned 4.74% and the index rose 11.57%.

What were the dominant portfolio themes?
As part of our overall investment strategy, we seek to maximize returns in concert with minimizing capital risk during market down cycles. Over the years, we feel that we have been successful in achieving this goal, as we provided positive returns even when the value style of investing was out of favor and then greatly outperformed growth styles, and even the S&P 500, when the style focus shifted.

Financials, the most heavily weighted sector, had a favorable impact on the one-year return on both an absolute basis and relative to the Russell MidCap Value Index. We began to overweight the sector late in 2000 as concern about the slowing economy led us to the conclusion that the Federal Reserve would likely enter an easing mode. Even more important to sector outperformance than the overweight allocation was strong stock selection, which led to a higher absolute return for fund holdings than for index components. The portfolio benefited in part from takeover activity within the sector; Washington Mutual agreed to acquire fund holding Dime Bancorp, which became the portfolio's top contributor to the one-year total return.

Consumer cyclicals, the sector with the second heaviest weighting, also made a positive absolute and relative contribution to return. Again, stock selection was very strong and the main factor in sector outperformance. While some holdings may be considered "Old Economy" stocks and were once therefore looked down upon, they have continued to make money, for themselves and, in turn, for our portfolio.

Technology was the largest detractor from total return. Within the sector, we are quite value conscious. The volatility in the past couple months of the fiscal period provided us with what we thought was a good opportunity to gingerly add to certain areas of the sector; this hurt us on a short-term basis as earnings woes continued to affect the tech sector. While our stock selection within technology was positive, as our holdings held up better than index components, we were overweight in the poor-performing sector, on average, over the period and therefore underperformed relative to the index.

Which portfolio holdings most enhanced the Fund's performance?
As mentioned above, Dime Bancorp was the top contributor to the one-year total return. Other top contributors within the financials sector include MetLife, John Hancock Financial Services and M&T Bank Corp. Consumer cyclical holdings Lear Corp. and Cendant Corp., were also top contributors. In the time we owned Cendant, the stock rose nearly 52%; we feel the company/investment is representative of what we do right. We initiated the position in February 2001. The stock had suffered a 63% decline in 2000 and concerns continued as a result of an accounting-fraud scandal revealed back in 1998. Although the actions of some officers had come under suspicion, we felt the viability of its business model was not in question and that the company would come through the turmoil relatively unscathed. This proved to be correct, as the company fired the individuals responsible for the scandal and the company's business prospects were unaffected. The stock rose from a purchase price of $13-$14 to approximately $20 by mid-June. Capital Goods company Waste Management, Consumer staples holding Bergen Brunswig and Technology holding Sungard Data Systems were also among the portfolio's top contributors.

Were there any disappointments in the Fund?
Energy, one of the largest detractors on the year, was an area in which we were disappointed. Oil service stocks, in particular, hindered performance. We think that the stocks have declined more than the underlying commodity has, or will, and that these stocks will in time bounce back.

Some technology companies that disappointed include top detractor Comdisco as well as Apple Computer, Western Digital and Gateway.

SPX Corp., Broadwing Inc., Edward Lifesciences and Teekay Shipping were also among the portfolio's top detractors.

What is your outlook for the next fiscal period?
The market and the economy continue to be volatile and will likely remain so in the months to come as investors continue to search for signs of economic and earnings improvement. In some ways, we feel that the current situation is the natural outcome of years of excess in areas such as capital spending and manufacturing capacity. While we are comfortable that things will look better a year from now, we remain uncertain as to what the next three months will be like in the market and the economy. September and October are months in which institutions will likely be enacting some tax-management selling (as tax selling by institutions must be done by the end of October). This will likely further exacerbate market volatility, but it may also provide some unique buying opportunities.

We feel that it is essential to focus on companies with strong balance sheets, as factors such as high levels of free cash flow will support a company's ability to weather an economic slowdown of unknown duration. Accordingly, we have subjected the portfolio over recent weeks to rigorous analysis as we have sought to maximize our exposure to companies with such characteristics and to increase the overall quality of our investments.

The current environment provides unusual opportunities, as widespread market declines allow for the purchase of solid companies that heretofore traded at price and valuation levels that were outside our highly selective parameters. We want to continue to invest in high quality businesses, those with good, solid earnings growth, return on equity, return on invested capital and earnings streams. We feel such strategies will allow us to succeed in protecting capital and providing upside potential regardless of what happens to the market and the economy on a short-term basis.

--------------------------------------------------------------------------------

22
         NEUBERGER BERMAN MIDCAP VALUE FUND - SCHEDULE OF INVESTMENTS
                                                                August 31, 2001


            NUMBER                                           MARKET
           OF SHARES                                         VALUE
          -------------------------------------------------------------
                        COMMON STOCK - 92.97%
                        ADVERTISING - 0.99%
               23,400 * Westwood One, Inc................ $    666,900
                                                          ------------
                        AEROSPACE/DEFENSE - 0.72%
               19,700 * SCI Systems, Inc.................      482,650
                                                          ------------
                        APPAREL & PRODUCTS - 1.09%
               25,200   Ross Stores, Inc.................      738,360
                                                          ------------
                        AUTO - ORIGINAL EQUIPMENT - 0.81%
               15,100 * Lear Corp........................      547,224
                                                          ------------
                        AUTO - REPLACEMENT PARTS - 0.62%
                3,600 * SPX Corp.........................      418,500
                                                          ------------
                        BANKS - REGIONAL - 3.20%
               10,800   Comerica, Inc....................      645,300
               22,800   GreenPoint Financial Corp........      898,776
               25,300   SouthTrust Corp..................      616,308
                                                          ------------
                                                             2,160,384
                                                          ------------
                        BROADCASTING - 1.15%
               42,700   A.H. Belo Corp...................      778,848
                                                          ------------
                        BUILDING MATERIALS - 1.47%
               24,700   Sherwin-Williams Co..............      559,455
                9,000   Vulcan Materials Co..............      432,090
                                                          ------------
                                                               991,545
                                                          ------------
                        CHEMICAL - 1.70%
               15,600   Air Products and Chemicals, Inc..      661,440
                7,800 * FMC Corp.........................      487,422
                                                          ------------
                                                             1,148,862
                                                          ------------
                        COMMERCIAL SERVICES - 1.30%
               46,600   Willis Group Holdings, Ltd.......      876,546
                                                          ------------
                        CONGLOMERATES - 1.43%
               36,600   Viad Corp........................      962,580
                                                          ------------
                        CONSUMER FINANCE - 0.48%
                5,800   Capital One Financial Corp.......      322,538
                                                          ------------

             NUMBER                                         MARKET
            OF SHARES                                       VALUE
           -----------------------------------------------------------
                         DRUGS - 3.17%
                 3,900 * Barr Laboratories, Inc......... $    326,586
                25,000   ICN Pharmaceuticals, Inc.......      736,250
                17,800 * IVAX Corp......................      599,148
                 6,700   Teva Pharmaceutical Industries,
                          Ltd. - ADR....................      476,370
                                                         ------------
                                                            2,138,354
                                                         ------------
                         ELECTRONIC INSTRUMENTS - 1.08%
                27,100 * Arrow Electronics, Inc.........      726,009
                                                         ------------
                         ENTERTAINMENT - 2.57%
                28,800   Carnival Corp., Class A........      900,864
                36,000 * USA Networks, Inc..............      833,760
                                                         ------------
                                                            1,734,624
                                                         ------------
                         FINANCIAL SERVICES - 3.00%
                28,100   Federated Investors, Inc.......      799,445
                18,100   John Hancock Financial Service.      723,095
                29,300 * Phoenix Companies..............      499,565
                                                         ------------
                                                            2,022,105
                                                         ------------
                         FOODS - 1.78%
                38,220   Archer Daniels Midland Co......      513,295
                11,900 * Suiza Foods Corp...............      689,962
                                                         ------------
                                                            1,203,257
                                                         ------------
                         FOOTWEAR - 1.31%
                15,200 * Payless ShoeSource, Inc........      885,704
                                                         ------------
                         HEALTHCARE - 2.15%
                60,500   Omnicare, Inc..................    1,447,160
                                                         ------------
                         HOSPITAL SUPPLIES - 3.65%
                27,100   Beckman Coulter, Inc...........    1,239,012
                34,000   Becton, Dickinson and Co.......    1,221,620
                                                         ------------
                                                            2,460,632
                                                         ------------
                         INFORMATION PROCESSING - 0.90%
                15,200 * ChoicePoint, Inc...............      607,240
                                                         ------------
                         INFORMATION PROCESSING -
                         COMPUTER HARDWARE - 0.79%
                28,600 * Apple Computer, Inc............      530,530
                                                         ------------

         NUMBER                                                 MARKET
        OF SHARES                                               VALUE
       -------------------------------------------------------------------
                     INFORMATION PROCESSING -
                     DATA SERVICES - 5.22%
            12,100 * Certegy, Inc........................... $    415,756
            18,200   Computer Associates International, Inc.      565,110
            72,000 * Compuware Corp.........................      879,120
            23,550 * Dun & Bradstreet Corp..................      785,628
            26,600 * Mentor Graphics Corp...................      438,900
            10,000   Pitney Bowes, Inc......................      434,900
                                                             ------------
                                                                3,519,414
                                                             ------------
                     INSURANCE - CASUALTY - 1.09%
            10,900   Chubb Corp.............................      735,750
                                                             ------------
                     INSURANCE - MISCELLANEOUS - 5.49%
            15,700   Ambac Financial Group, Inc.............      929,440
            19,800   MBIA, Inc..............................    1,069,398
            11,400   MGIC Investment Corp...................      796,860
            22,600   Radian Group, Inc......................      906,486
                                                             ------------
                                                                3,702,184
                                                             ------------
                     INSURANCE - MULTILINE - 3.01%
             8,100   CIGNA Corp.............................      729,000
            19,000   UnumProvident Corp.....................      532,380
             9,300   XL Capital, Ltd........................      771,900
                                                             ------------
                                                                2,033,280
                                                             ------------
                     MACHINERY -
                     INDUSTRIAL/SPECIALTY - 1.90%
             4,600   Johnson Controls, Inc..................      336,950
            42,200   Pall Corp..............................      943,592
                                                             ------------
                                                                1,280,542
                                                             ------------
                     MERCHANDISE - DRUG - 1.30%
            13,653 * AmerisourceBergen Corp.................      879,799
                                                             ------------
                     MERCHANDISING - DEPARTMENT - 1.16%
            23,200   May Department Stores Co...............      780,680
                                                             ------------
                     METALS - ALUMINUM - 0.75%
            14,000   Alcan Aluminium, Ltd...................      508,480
                                                             ------------
                     METALS - MISCELLANEOUS - 0.33%
             6,400   Precision Castparts Corp...............      219,776
                                                             ------------

--------------------------------------------------------------------------------

                                                                             23
August 31, 2001
   NEUBERGER BERMAN MIDCAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED


            NUMBER                                           MARKET
           OF SHARES                                         VALUE
          -------------------------------------------------------------
                        METALS - STEEL - 1.18%
               40,000   USX-US Steel Group, Inc.......... $    795,600
                                                          ------------
                        MULTIMEDIA - 1.32%
               40,500 * Cadence Design Systems, Inc......      890,190
                                                          ------------
                        OIL - INTEGRATED DOMESTIC - 2.47%
               10,300   Burlington Resources, Inc........      391,400
               29,300   USX-Marathon Group...............      923,243
               24,700   XTO Energy, Inc..................      348,270
                                                          ------------
                                                             1,662,913
                                                          ------------
                        OIL - SERVICE - PRODUCTS - 0.82%
               29,300   Ocean Energy, Inc................      552,305
                                                          ------------
                        OIL - SERVICES - 2.18%
               11,800   Devon Energy Corp................      545,986
               25,700   Teekay Shipping Corp.............      922,630
                                                          ------------
                                                             1,468,616
                                                          ------------
                        OIL/GAS PRODUCERS - 3.60%
               13,200   Apache Corp......................      619,476
               20,300   Equitable Resources, Inc.........      649,600
               17,600 * Louis Dreyfus Natural Gas Corp...      585,200
               15,000   Talisman Energy, Inc.............      574,950
                                                          ------------
                                                             2,429,226
                                                          ------------
                        POLLUTION CONTROL - 1.70%
               37,100   Waste Management, Inc............    1,147,503
                                                          ------------
                        PUBLISHING - NEWS - 2.13%
               16,000   Knight-Ridder, Inc...............      969,600
                7,100   Scripps Co.......................      464,695
                                                          ------------
                                                             1,434,295
                                                          ------------
                        PUBLISHING/PRINTING - 0.60%
               11,500 * Valassis Communications, Inc.....      407,330
                                                          ------------
                        RAILROAD - 2.02%
               16,100   Canadian National Railway Co.....      700,350
               18,800   CSX Corp.........................      664,392
                                                          ------------
                                                             1,364,742
                                                          ------------

           NUMBER                                             MARKET
          OF SHARES                                           VALUE
         ---------------------------------------------------------------
                       REAL ESTATE INVESTMENT TRUSTS - 7.30%
              38,200   Archstone Communities Trust........ $  1,031,400
              20,300   Avalonbay Communities, Inc.........    1,024,947
              20,700   Boston Properties, Inc.............      815,580
              17,400   Equity Residential Properties Trust    1,025,034
              25,700   Vornado Realty Trust...............    1,030,827
                                                           ------------
                                                              4,927,788
                                                           ------------
                       RESTAURANTS - 0.45%
               7,200 * Tricon Global Resturants, Inc......      306,864
                                                           ------------
                       SAVINGS & LOAN - 2.75%
              13,400   Astoria Financial Corp.............      790,600
              23,500   Golden State Bancorp, Inc..........      705,470
               6,200   Golden West Financial Corp.........      358,794
                                                           ------------
                                                              1,854,864
                                                           ------------
                       SEMICONDUCTOR EQUIPMENT - 0.80%
              19,100 * LAM Research Corp..................      540,721
                                                           ------------
                       TELECOMMUNICATIONS - 0.91%
              21,000   Harris Corp........................      615,930
                                                           ------------
                       UTILITIES - COMMUNICATION - 1.62%
              29,200 * Broadwing, Inc.....................      524,432
               5,500   Telephone and Data Systems, Inc....      567,875
                                                           ------------
                                                              1,092,307
                                                           ------------
                       UTILITIES - ELECTRIC - 5.51%
              15,100   American Electric Power, Inc.......      691,127
               9,700   Dominion Resources, Inc............      610,615
              10,900   Exelon Corp........................      595,140
              34,100   Sierra Pacific Resources...........      577,995
              23,100   TECO Energy, Inc...................      662,739
              17,900   UtiliCorp United, Inc..............      575,664
                                                           ------------
                                                              3,713,280
                                                           ------------
                       TOTAL COMMON STOCK
                       (Cost $62,192,879).................   62,714,931
                                                           ------------

           PAR                                                MARKET
          VALUE                                               VALUE
       ------------------------------------------------------------------
                   SHORT-TERM INVESTMENTS - 12.37%
                   REPURCHASE AGREEMENT
       $ 8,349,000 State Street Bank, 3.55% dated
                    08/31/01, to be repurchased at
                    $8,352,293 on 09/04/01,
                    collateralized by Federal Home Loan
                    Bank Bonds, zero coupon, 02/15/02,
                    with a market value of $8,603,975
                    (Cost $8,349,000)..................... $  8,349,000
                                                           ------------
                   TOTAL INVESTMENTS
                   (Cost $70,541,879) - 105.34%...........   71,063,931
                                                           ------------
                   Other assets less liabilities - (5.34%)   (3,604,417)
                                                           ------------
                   NET ASSETS - 100.00%................... $ 67,459,514
                                                           ------------
                   * Non-income producing


SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

24
                             SMALL CAP VALUE FUND
                                                                August 31, 2001



                        Average Annual Total Return/(a)/
                        ---------------------------------
                        1 Year      Since Inception*
                        ---------------------------------
                        11.99%           11.12%

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                                    [CHART]

Growth of $10,000 Investment


              Small Cap      Russell 2000
              Value Fund     Value Index
              ----------     ------------
9/21/1998     $10,000.00     $10,000.00
12/31/1998     11,282.42      10,943.23
4/30/1999      10,416.18      10,784.62
8/31/1999      10,360.60      10,834.18
12/31/1999     10,540.87      10,780.40
4/28/2000      11,283.91      11,258.61
8/31/2000      12,176.32      12,318.11
12/29/2000     12,875.89      13,241.06
4/30/2001      13,324.32      13,988.66
8/31/2001      13,636.03      14,540.42

Fiscal Year Ended August 31

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


                                Top 10 Holdings
---------------------------------------

 1. iShares Russell 2000 Value Index Fund 4.83%
 2. Rehab Care Group..................... 1.21%
 3. United Stationers, Inc............... 1.13%
 4. Southwest Securities Group, Inc...... 1.12%
 5. CBL & Associates Properties.......... 1.07%
 6. Greater Bay Bancorp.................. 1.07%
 7. ADVO, Inc............................ 1.06%
 8. AK Steel Holding Corp................ 1.01%
 9. Duane Reade, Inc..................... 0.99%
10. Jefferies Group, Inc................. 0.98%

MANAGEMENT OVERVIEW
A discussion with Fiduciary Management Associates, Inc.
(Manages active portion of the portfolio)

How did the Fund perform relative to its benchmark?
The Fund returned 11.99% over the last 12 months ended August 31, 2001. It underperformed the Russell Value Index by 605 basis points over that time period.

What were the dominant portfolio themes?
Early in the fiscal year, the portfolio was positioned for lower interest rates caused by a slowing economy. By the end of the fiscal first quarter, the portfolio had approximately 40% of the portfolio in financials in anticipation of lower interest rates. Over the course of the fiscal year, profits were taken and reallocated into more economically sensitive areas such as consumer discretionary and technology. This was in preparation for a reacceleration in economic growth in the latter half of the calendar year. The energy segment also had an overweight position in the portfolio earlier in the fiscal period, as it was a prime beneficiary of rising energy prices. It too had been pared back and profits reallocated into more attractive areas. Over the later half of the fiscal year, the portfolio began to take on more defensive characteristics as the expected economic recovery was pushed out to 2002. As a result, the portfolio began to emphasize healthcare stocks and more recently, real estate investment trusts and utilities.

Which portfolio holdings most enhanced the Fund's performance?
Pharmaceutical Product Development was the largest contributor to positive performance during the year. It is a contract research organization, which continued to surprise on the upside in terms of earnings, revenues and backlog. Its discovery science unit has a portfolio of proprietary genetic and chemical technologies that improve the productivity of biopharmaceutical research and development. The other area of greatest positive contribution came from several of the portfolio's savings & loans holdings. Several of the fund's thrifts, including Firstfed Financial, Bank United and Washington Federal benefited from the widening of interest rate spreads caused by the Fed's decision to lower interest rates.

Were there any disappointments in the Fund?
Our largest disappointment was Artesyn Technologies, which provides power supply solutions to the technology and communications markets. The weakness in end market demand resulted in slower capital expenditures by its customers which include Dell and Sun Microsystems. Multex.com was also a disappointment. Multex provides third-party investment research over the Internet to both consumer and institutional clients. It also offers web-based back office solutions for institutional customers. It lowered its earnings outlook as several of its Wall Street customers renegotiated contracts, thus reducing the recurring nature of its revenue generation.

What is your outlook for the next fiscal period?
We expect the economy to contract over the next six to nine months before the stimulus provided by government spending and the Federal Reserve begins to have a positive effect. We anticipate that Gross Domestic Product could grow in the 2-3% range by mid-calendar year 2002. In addition, consumer sentiment could react positively or negatively to potential military operations against terrorism. This wildcard could change the timing of our anticipated recovery in the economy.

---------------------------------------

A discussion with VALIC (Manages passive portion of the portfolio)

We manage half of this portfolio as an index fund tracking the Russell 2000 Value Index. (Fiduciary Management Associates, Inc. actively manages the other half.) The trend which was in place at the six month mark continued for the balance of the fund's fiscal year as small cap value was clearly the right market sector to be in. Although small cap stocks, as measured by the Russell 2000 Index, lost over 11 percent in the 12 months ended August 31, their large cap cousins, the Russell 1000, gave back over 25%. Within the small cap environment, the split between growth and value stocks was even more dramatic. Small cap growth lost nearly 35% over the past year while the value side of the index actually gained 18%. This differential continued to be mostly attributable to small growth's heavy weighting in the technology (around 30%) and health care (20%) sectors versus the value index's concentration in financial stocks (30%) with little exposure to technology or health care. We anticipate that value will continue to be preferable to growth going forward as the economy struggles and the markets seek to make a bottom, although the spread between the two should narrow.

--------------------------------------------------------------------------------

                                                                             25
August 31, 2001
                SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS


          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         --------------------------------------------------------------
                     COMMON STOCK - 87.33%
                     ADVERTISING - 1.10%
             8,826 * ADVO, Inc........................... $    321,266
               246 * Getty Images, Inc...................        3,941
                49 * Liberty Digital, Inc., Class A......          245
               713 * Penton Media, Inc...................        8,984
                                                          ------------
                                                               334,436
                                                          ------------
                     AEROSPACE/DEFENSE - 2.04%
             2,032 * Alliant Techsystems, Inc............      211,430
               497 * Armor Holdings, Inc.................        7,604
               567 * Aviall, Inc.........................        5,783
            12,438 * BE Aerospace, Inc...................      216,421
               157   Cubic Corp..........................        4,475
               173   Curtiss-Wright Corp.................        8,373
                54 * DRS Technologies, Inc...............        1,369
                11   Engineered Support Systems..........          363
               390 * Fairchild Corp., Class A............        2,438
               956   Gencorp, Inc........................       11,854
               276   HEICO Corp..........................        5,147
                 1   HEICO Corp., Class A................           10
               257 * Ladish Co., Inc.....................        3,847
               253 * Moog, Inc...........................        9,057
             1,025 * Orbital Sciences Corp...............        3,926
             1,371 * Remec, Inc..........................       13,422
               107 * Sequa Corp., Class A................        5,639
             5,700 * Titan Corp..........................      105,735
               365   United Industrial Corp..............        5,066
                                                          ------------
                                                               621,959
                                                          ------------
                     AIRLINES - 0.98%
               485 * Airtran Holdings, Inc...............        3,167
             8,112 * Alaska Air Group, Inc...............      264,776
             1,032 * America West Holdings Corp., Class B        9,814
                98 * Amtran, Inc.........................        2,187
               350 * Atlas Air Worldwide Holdings, Inc...        4,844
               204 * Mesa Airlines, Inc..................        3,003
               303 * Mesaba Holdings, Inc................        2,757
               387 * Midwest Express Holdings, Inc.......        7,132
                                                          ------------
                                                               297,680
                                                          ------------
                     APPAREL & PRODUCTS - 1.01%
               603 * Ann Taylor Stores Corp..............       20,201
               505   Brown Shoe Co., Inc.................        7,626
               174 * Buckle, Inc.........................        3,480
                29   Cato Corp., Class A.................          508

          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         --------------------------------------------------------------
                     APPAREL & PRODUCTS - Continued
             6,000 * Children's Place, Inc............... $    156,000
             1,296   Claire's Stores, Inc................       22,512
               114   Deb Shops, Inc......................        2,575
               908 * Delia's Corp., Class A..............        5,666
                45 * Donna Karan International, Inc......          477
               426 * Dress Barn, Inc.....................        9,879
               148 * Footstar, Inc.......................        5,788
                64   Fred's, Inc.........................        1,841
               112   Garan, Inc..........................        4,165
               244 * Guess?, Inc.........................        1,818
               381 * Gymboree Corp.......................        2,972
               697 * Kellwood Co.........................       15,167
               135 * Land's End, Inc.....................        5,187
               108 * Mens Wearhouse, Inc.................        2,743
               671 * Nautica Enterprises, Inc............        9,428
               180   Oxford Industries, Inc..............        3,987
               696   Phillips-Van Heusen Corp............       10,280
                37 * Quicksilver, Inc....................          852
               150   Tanger Factory Outlet Centers, Inc..        3,293
               246   UniFirst Corp.......................        4,096
               128 * Urban Outfitters, Inc...............        2,047
               484 * Value City Dept. Stores, Inc........        2,023
                27 * Wet Seal, Inc.......................          540
               133 * Wilsons The Leather Experts.........        2,472
                                                          ------------
                                                               307,623
                                                          ------------
                     APPLIANCES/FURNISHINGS - 2.02%
               394   Aaron Rents, Inc....................        6,938
               533 * Applica, Inc........................        5,996
               312   Bassett Furniture Industries, Inc...        4,789
             6,300   Ethan Allen Interiors, Inc..........      222,390
            10,342 * Furniture Brands International, Inc.      269,719
               813 * Griffon Corp........................        8,901
               481   Haverty Furniture Companies, Inc....        6,724
             1,064   Kimball International, Inc., Class B       16,109
               660   Lancaster Colony Corp...............       21,450
             1,469   La-Z-Boy Chair Co...................       25,854
             2,264 * Metromedia International Group, Inc.        5,252
               145 * National Presto Industries, Inc.....        4,082
               406   Oneida, Ltd.........................        7,410
               181 * Salton, Inc.........................        3,086
               680   SLI, Inc............................        3,162
               101 * Stanley Furniture Co., Inc..........        2,752
                                                          ------------
                                                               614,614
                                                          ------------

         NUMBER                                                MARKET
        OF SHARES                                              VALUE
        -----------------------------------------------------------------
                    AUTO - CARS - 0.10%
              842 * ANC Rental Corp........................ $      3,410
              137 * Group 1 Automotive, Inc................        4,042
              190 * Lithia Motors, Inc.....................        3,192
              480   Oshkosh Truck Corp., Class B...........       17,880
              164 * United Auto Group, Inc.................        3,272
                                                            ------------
                                                                  31,796
                                                            ------------
                    AUTO - ORIGINAL EQUIPMENT - 0.48%
              780 * Allen Telecom, Inc.....................        9,532
              311 * American Axle & Manufacturing
                     Holdings, Inc.........................        5,862
            2,020   ArvinMeritor, Inc......................       35,754
              716   Carlisle Companies, Inc................       25,311
              488   Donaldson Co., Inc.....................       14,567
            1,884   Federal-Mogul Corp.....................        1,903
              483 * Hayes Lemmerz International, Inc.......        2,116
              847   Modine Manufacturing Co................       24,283
              336   Superior Industries International, Inc.       12,886
            1,158 * Tower Automotive, Inc..................       14,846
                                                            ------------
                                                                 147,060
                                                            ------------
                    AUTO - REPLACEMENT PARTS - 0.47%
            2,436 * Collins & Aikman Corp..................       14,738
            1,924   Cooper Tire & Rubber Co................       32,073
              675 * CSK Auto Corp..........................        5,771
              256 * Discount Auto Parts, Inc...............        3,712
              420 * Dura Automotive System.................        5,880
              795   Kaydon Corp............................       18,722
              459   Midas, Inc.............................        6,426
              504   Myers Industries, Inc..................        6,373
              271 * O'Reilly Automotive, Inc...............        8,455
            1,394   Pep Boys-Manny, Moe & Jack.............       17,746
              303   A.O. Smith Corp........................        5,106
              617 * Sonic Automotive, Inc..................       10,859
              221   Standard Motor Products, Inc...........        2,796
              530 * TBC Corp...............................        5,819
                                                            ------------
                                                                 144,476
                                                            ------------
                    BANKS - NEW YORK CITY - 0.02%
               60   Commercial Bank of New York............        1,935
              148   Tompkins Trustco, Inc..................        5,580
                                                            ------------
                                                                   7,515
                                                            ------------

--------------------------------------------------------------------------------

26
          SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                August 31, 2001


       NUMBER                                                   MARKET
      OF SHARES                                                 VALUE
      --------------------------------------------------------------------
                  BANKS - OTHER - 0.44%
            255   Alabama National Bancorp.................. $      8,119
            119   Arrow Financial Corp......................        3,183
            325   Banner Corp...............................        7,306
             52   CCBT Financial Companies, Inc.............        1,430
            144   Community Banks, Inc......................        3,514
            269   Fidelity Bankshares, Inc..................        3,610
            148   Financial Institutions, Inc...............        3,725
            323   First Bancorp/Puerto Rico.................        8,996
             22 * First Banks America, Inc..................          592
            331   First Merchants Corp......................        8,041
            276   German American Bancorp...................        5,216
            171   IBERIABANK Corp...........................        5,101
            253   Irwin Financial Corp......................        5,440
            250   Lakeland Bancorp, Inc.....................        3,723
            172 * MB Financial, Inc.........................        4,455
            140   Medford Bancorp, Inc......................        3,161
            120   NBC Capital Corp..........................        3,450
            327 * Net.B@nk, Inc.............................        2,681
            178   Old Second Bancorp, Inc...................        6,600
            207   Port Financial Corp.......................        4,600
             97   Prosperity Bancshares, Inc................        2,551
             96   Provident Bancorp, Inc....................        2,027
            115 * Quaker Ciry Bancorp, Inc..................        3,347
            134   R&G Financial Co..........................        2,317
            108   Royal Bancshares of Pennsylvania, Inc.....        2,138
             98   Seacoast Banking Corp. of Florida, Class A        3,996
          1,610 * Soundview Technology Group................        2,962
            421   Sterling Bancshares, Inc..................        9,266
             95   Troy Financial Corp.......................        2,048
            835   W Holding Co., Inc........................       12,617
                                                             ------------
                                                                  136,212
                                                             ------------
                  BANKS - REGIONAL - 7.85%
            397   1st Source Corp...........................        9,159
            791   AMCORE Financial, Inc.....................       17,600
            595   Anchor BanCorp Wisconsin, Inc.............       10,877
            460   Area Bancshares Corp......................        7,746
            126   BancFirst Corp............................        4,977
            238   BancFirst Ohio Corp.......................        5,353
          2,562   BancorpSouth, Inc.........................       41,530
            650   Bank Atlantic Bancorp, Inc................        5,993
            341   Bank of Granite Corp......................        7,376
            347 * Bank United Corp..........................          108
            355   BOK Financial Corp........................       10,746

           NUMBER                                            MARKET
          OF SHARES                                          VALUE
          -------------------------------------------------------------
                      BANKS - REGIONAL - Continued
                273   BSB Bancorp, Inc................... $      6,112
                206   Capital City Bank Group, Inc.......        5,047
                175   Cathay Bancorp, Inc................        9,938
                129   Centennial Bancorp.................        1,053
                657   Chemical Financial Corp............       17,982
              1,424   Citizens Banking Corp..............       43,361
                518   City Holding Co....................        6,009
                 18   CityBank...........................          467
              3,394   Colonial BancGroup, Inc............       45,819
                402 * Columbia Banking System, Inc.......        5,568
              1,575   Commercial Federal Corp............       39,690
                266   Commonwealth Bancorp, Inc..........        5,642
                218   Community Bank System, Inc.........        6,093
                993   Community First Bankshares.........       24,180
                317   Community Trust Bancorp, Inc.......        7,047
              9,121   Connecticut Bancshares, Inc........      212,154
                278   Corus Bankshares, Inc..............       13,764
                223   CPB, Inc...........................        7,825
                158   CVB Financial Corp.................        3,318
             11,812   East West Bancorp..................      278,881
                214   Farmers Capital Bank Corp..........        8,034
              2,068   First American Corp., Class A......       37,844
                201   First Bancorp/North Carolina.......        4,711
                973   First Charter Corp.................       16,765
                186   First Citizens BancShares, Inc.,
                       Class A...........................       19,011
              1,786   First Commonwealth Financial.......       22,861
                182   First Community Bancshares, Inc....        5,842
                465   First Federal Capital Corp.........        7,184
              1,127   First Financial Bancorp............       18,550
                331   First Financial Bankshares.........       10,479
                205   First Financial Corp...............        8,911
              1,124   First Midwest Bancorp, Inc.........       37,699
                298   First Niagara Financial Group, Inc.        4,768
                308   First Republic Bank................        7,146
                725   FNB Corp...........................       18,756
                743 * Friedman Billings Ramsey, Class A..        4,904
                214   Frontier Financial Corp............        5,883
                243   GBC Bancorp........................        7,620
                300   Glacier Bancorp, Inc...............        5,613
                937   Gold Bank Corp., Inc...............        6,981
             12,212   Greater Bay Bancorp................      324,106
                680   Harbor Florida Bancshares..........       11,696
                484   Harleysville National Corp.........       11,403

          NUMBER                                              MARKET
         OF SHARES                                            VALUE
         ---------------------------------------------------------------
                     BANKS - REGIONAL - Continued
             1,813   Independence Community Bank.......... $     39,396
               347   Independent Bank Corp. -
                      Massachusetts.......................        6,204
               182   Independent Bank Corp. - Michigan....        5,231
               534   Integra Bank Corp....................       13,056
               460   International Bancshares Corp........       17,572
               672   Mid-State Bancshares.................       10,836
               267   Midamerica Bancorp...................        7,116
                16   Midwest Banc Holdings, Inc...........          321
                81   Mississippi Valley Bancshares, Inc...        2,948
               448   National Penn Bancshares, Inc........       10,192
               730   NBT Bancorp, Inc.....................       11,738
            22,124 * Ocwen Financial Corp.................      207,966
               254   Omega Financial Corp.................        7,562
               385   Pacific Capital Bancorp..............       11,531
               421   Pacific Northwest Bancorp............        9,157
                36   Park National Corp...................        3,348
               185   Peoples Holding Co...................        5,966
               353   PFF Bancorp, Inc.....................        8,825
               459   Promistar Financial Corp.............       10,796
               214   Republic Bancorp, Inc................        3,009
              136*   Republic Bancshares, Inc.............        2,467
               390   Riggs National Corp..................        6,595
               609   S&T Bancorp, Inc.....................       14,512
               163   Sandy Spring Bancorp, Inc............        5,721
               243   Santander Bancorp....................        4,709
               267   Second Bancorp, Inc..................        5,241
             1,365 * Silicon Valley Bancshares............       30,521
               217   Simmons First National Corp..........        7,226
             1,305   South Financial Group, Inc...........       22,368
               276 * Southwest Bancorporation of Texas....        8,843
               124   Sterling Bancorp.....................        3,714
               264   Sterling Financial Corp..............        5,848
             1,203   Susquehanna Bancshares, Inc..........       24,601
             5,873   Texas Regional Bancshares, Inc.,
                      Class A.............................      218,534
               526   Trust Co. of New Jersey..............       11,283
               337   U.S.B. Holding Co., Inc..............        4,954
               501   UMB Financial Corp...................       20,877
               334   Umpqua Holdings Corp.................        4,359
               195   UNB Corp.............................        3,613
               707   United Bankshares, Inc. West Virginia       19,725
               366   United National Bancorp..............        8,510
             1,071   Waypoint Financial Corp..............       14,566

--------------------------------------------------------------------------------

                                                                             27
August 31, 2001
          SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED


           NUMBER                                           MARKET
          OF SHARES                                         VALUE
          ------------------------------------------------------------
                      BANKS - REGIONAL - Continued
                500   West Coast Bancorp................ $      6,980
                525   Westamerica Bancorporation........       20,517
                295   Westcorp..........................        5,758
                806   Whitney Holding Corp..............       36,907
                170   Wintrust Financial Corp...........        5,355
                                                         ------------
                                                            2,385,256
                                                         ------------
                      BEVERAGE -
                      BREWERS/DISTRIBUTORS - 0.03%
                 96 * Boston Beer, Inc..................        1,105
                162 * Robert Mondavi Corp., Class A.....        6,845
                                                         ------------
                                                                7,950
                                                         ------------
                      BEVERAGE - SOFT DRINKS - 0.00%
                 96 * National Beverage Corp............          998
                                                         ------------
                      BROADCASTING - 0.16%
                254 * Crown Media Holdings, Class A.....        4,087
                849 * Cumulus Media, Inc................       10,740
                 80   Fisher Communications, Inc........        5,127
                117 * Liberty Livewire Corp.............        1,267
                157 * On Command Corp...................          597
                202 * Regent Communications, Inc........        1,586
                747 * Sinclair Broadcast Group, Inc.....        7,395
                531 * Spanish Broadcasting System, Inc.,
                       Class A..........................        4,944
                194 * UnitedGlobalCom, Inc..............          906
                238 * World Wrestling Federation
                       Entertainment....................        2,689
                384 * XM Satellite Radio Holdings.......        3,859
                203 * Young Broadcasting, Inc., Class A.        4,618
                                                         ------------
                                                               47,815
                                                         ------------
                      BUILDING MATERIALS - 1.40%
                111   Ameron International Corp.........        8,064
                712   Apogee Enterprises, Inc...........        7,184
              1,180 * Armstrong Holdings, Inc...........        3,918
                156   Butler Manufacturing Co...........        3,820
                200   Centex Construction Production....        6,392
                426 * Dal-Tile International, Inc.......        7,370
                560   Elcor Corp........................       11,144
                757   Fedders Corp......................        3,596
                191   Florida Rock Industries, Inc......        9,798
              1,374   Interface, Inc., Class A..........        8,038

          NUMBER                                              MARKET
         OF SHARES                                            VALUE
         ---------------------------------------------------------------
                     BUILDING MATERIALS - Continued
             1,316   Lennox International, Inc............ $     13,213
               181   LSI Industries, Inc..................        4,543
                82 * Mestek, Inc..........................        2,025
               489 * NCI Building Systems, Inc............        7,531
               259 * Nortek, Inc..........................        8,197
               272 * Perini Corp.+........................        1,591
               138   Pitt-Des Moines, Inc.................        4,720
             2,799   RPM, Inc.............................       30,845
                14 * Simpson Manufacturing Co.............          838
             5,937   Texas Industries, Inc................      246,504
               332 * Genlyte Group, Inc...................       10,292
               513 * US Concrete, Inc.....................        3,771
             2,278   US Industries, Inc...................        8,451
             1,132   USG Corp.............................        5,717
               519   Watsco, Inc..........................        7,339
                                                           ------------
                                                                424,901
                                                           ------------
                     CHEMICAL - MAJOR - 0.81%
               777   Albemarle Corp.......................       16,426
             3,607   Borg Warner, Inc.....................      184,318
               271   Chemed Corp..........................        8,076
               701 * Hexcel Corp..........................        5,825
             2,375   Polyone Corp.........................       23,988
               381   Spartech Corp........................        8,687
                                                           ------------
                                                                247,320
                                                           ------------
                     CHEMICAL - MISCELLANEOUS - 3.81%
             1,727 * Airgas, Inc..........................       24,264
               618   Arch Chemicals, Inc..................       12,793
               159   Brady Corp., Class A.................        5,819
               168   Cambrex Corp.........................        7,521
               332   ChemFirst, Inc.......................        8,034
             3,469   Crompton Corp........................       31,568
             5,139 * Cytec Industries, Inc................      169,690
               483 * Eden Bioscience Corp.................        5,057
               586   Ferro Corp...........................       13,419
               727 * Fisher Scientific International, Inc.       18,175
               398 * Foamex International, Inc............        3,160
            14,028   Georgia Gulf Corp....................      233,145
               433   H.B. Fuller Co.......................       23,239
               585   MacDermid, Inc.......................        9,658
             1,945   Millennium Chemicals, Inc............       26,141

             NUMBER                                        MARKET
            OF SHARES                                      VALUE
            ---------------------------------------------------------
                        CHEMICAL - MISCELLANEOUS - Continued
                6,500   Minerals Technologies, Inc..... $    284,050
                   68   NCH Corp.......................        3,006
                  239   NL Industries, Inc.............        3,860
                  306 * Octel Corp.....................        5,722
               14,310   Olin Corp......................      236,974
                1,214   Omnova Solutions, Inc..........        8,170
                  188   Quaker Chemical Corp...........        3,948
                  895   Schulman, A. Inc...............       12,342
                  192   Stepan Co......................        4,435
                   69 * TETRA Technologies, Inc........        1,574
                  257 * Uniroyal Technology Corp.......        1,485
                                                        ------------
                                                           1,157,249
                                                        ------------
                        COAL - 0.05%
                  199   NACCO Industries, Inc., Class A       12,798
                   66   Oglebay Norton Co..............        1,317
                                                        ------------
                                                              14,115
                                                        ------------
                        COMMERCIAL SERVICES - 0.25%
                  894 * Arbitron, Inc..................       26,328
                  470   Central Parking Corp...........        9,588
                2,410 * Century Business Services......        8,098
                  360 * Insurance Auto Auctions, Inc...        5,796
                  950 * Integrated Electrical Services.        7,790
                1,122   Interactive Data Corp..........       13,352
                  211 * Wackenhut Corp., Class A.......        3,608
                                                        ------------
                                                              74,560
                                                        ------------
                        CONGLOMERATES - 0.22%
                1,242   Alexander & Baldwin, Inc.......       32,602
                  607 * Covanta Energy Corp............        9,712
                1,377   Dial Corp......................       23,202
                                                        ------------
                                                              65,516
                                                        ------------
                        CONSUMER FINANCE - 0.62%
                  300 * Associates First Capital Corp..            4
                  358   Chittenden Corp................       11,886
                6,000   Metris Companies, Inc..........      163,200
                  557   WesBanco, Inc..................       13,535
                   22 * World Acceptance Corp..........          198
                                                        ------------
                                                             188,823
                                                        ------------

--------------------------------------------------------------------------------

28
          SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                August 31, 2001


         NUMBER                                               MARKET
        OF SHARES                                             VALUE
        ----------------------------------------------------------------
                    CONTAINERS - METAL/GLASS - 0.49%
              759   AptarGroup, Inc....................... $     27,165
              845   Ball Corp.............................       44,489
              635   Clarcor, Inc..........................       16,993
            3,653   Crown Cork & Seal Co., Inc............       12,603
              120 * CSS Industries, Inc...................        3,060
              396   Greif Brothers Corp., Class A.........       12,094
               38   Liqui-Box Corp........................        1,573
            4,449 * Owens-Illinois, Inc...................       24,603
              298 * Silgan Holdings, Inc..................        6,499
                                                           ------------
                                                                149,079
                                                           ------------
                    CONTAINERS - PAPER - 0.77%
              464   Chesapeake Corp.......................       12,853
              198 * Ivex Packaging Corp...................        3,613
           11,500 * Packaging Corp. of America............      211,370
              354   Rock-Tenn Co., Class A................        4,690
                                                           ------------
                                                                232,526
                                                           ------------
                    COSMETICS/TOILETRIES - 0.78%
            6,300   Alberto-Culver Co., Class A...........      226,800
              817 * Playtex Products, Inc.................        8,431
              111 * Revlon, Inc., Class A.................          905
                                                           ------------
                                                                236,136
                                                           ------------
                    DRUGS - 0.24%
               10 * 3 Dimensional Pharmaceuticals, Inc....           89
              256   ALPharma Inc., Class A................        8,038
               21 * Antigenics, Inc.......................          336
              525   Carter-Wallace, Inc...................       10,605
               66 * Charles River Laboratories
                     International, Inc...................        2,356
              383 * Covance, Inc..........................        7,361
              134 * Cygnus, Inc...........................        1,139
               30 * Dyax Corp.............................          364
              468 * Emisphere Technologies, Inc...........       13,221
               24 * Genzyme-Molecular Oncology............          238
            1,052 * Genzyme Corp. - Biosurgery Division...        7,522
              431   Herbalife International, Inc., Class A        4,758
               52 * Insmed, Inc...........................          209
               22 * Kosan Biosciences, Inc................          174
               20 * Large Scale Biology Corp..............           75
              115   Natures Sunshine Products, Inc........        1,593
              755 * Parexel International Corp............       10,759
              137 * Pharmacyclics, Inc....................        2,755
               11 * Seattle Genetics, Inc.................           63

             NUMBER                                        MARKET
            OF SHARES                                      VALUE
            ---------------------------------------------------------
                        DRUGS - Continued
                   37 * Tanox, Inc..................... $        612
                   28 * Telik, Inc.....................          281
                   22 * Versicor, Inc..................          340
                                                        ------------
                                                              72,888
                                                        ------------
                        ELECTRIC PRODUCTS -
                        MISCELLANEOUS - 0.05%
                  226   Bangor Hydro-Electric Co.......        6,005
                  297 * ESCO Electronics Corp..........        8,019
                                                        ------------
                                                              14,024
                                                        ------------
                        ELECTRICAL EQUIPMENT - 1.22%
                  433 * Active Power, Inc..............        2,407
                  600 * Arris Group, Inc...............        4,344
                   33 * August Technology Corp.........          468
                1,451   Avista Corp....................       23,608
                  312 * Benchmark Electronics, Inc.....        7,738
                   54   C & D Technologies, Inc........        1,185
                  402 * Encore Wire Corp...............        5,556
                   98 * Global Imaging Systems, Inc....        1,568
                  125 * Intergraph Corp................        1,290
                  553 * Lightpath Technologies, Inc....        2,041
                7,935 * Merix Corp.....................      152,828
                  230 * Neon Communications, Inc.......          885
                   56 * Pemstar, Inc...................          725
                6,700 * Power Integrations, Inc........      158,723
                  475 * Proton Energy Systems..........        2,802
                  384 * Stoneridge, Inc................        3,398
                                                        ------------
                                                             369,566
                                                        ------------
                        ELECTRONIC EQUIPMENT - 0.84%
                   86 * Artisan Components, Inc........          712
                  527 * Audiovox Corp..................        4,611
                  385 * Beacon Power Corp..............        1,155
                  712   Belden, Inc....................       16,340
                1,266 * Cable Design Technologies Corp.       17,407
                  799 * C-COR Electronics, Inc.........        6,728
                   28 * DuraSwitch Industries, Inc.....          335
                  441 * Electro Rent Corp..............        6,703
                  272 * EMCOR Group, Inc...............       10,605
                  634 * Esterline Technologies Corp....       12,712
                  765   General Cable Corp.............       11,582
                  875 * GenRad, Inc....................        4,629
                  807 * Integrated Silicon Solution....       12,210
                  175 * Littelfuse, Inc................        4,725

          NUMBER                                              MARKET
         OF SHARES                                            VALUE
         ---------------------------------------------------------------
                     ELECTRONIC EQUIPMENT - Continued
               949 * Mail-Well, Inc....................... $      4,982
               229 * Microtune, Inc.......................        3,804
             1,262   National Service Industries, Inc.....       29,783
               733 * Pinnacle Holdings, Inc...............          484
                42   Richardson Electronics, Ltd..........          412
               129 * Roxio, Inc...........................        2,341
               355 * Spectrian Corp.......................        5,531
               332   Standex International Corp...........        7,702
             1,783   Thomas & Betts Corp..................       38,174
               413   Thomas Industries, Inc...............       10,800
               438 * Triumph Group, Inc...................       20,717
             1,219 * UCAR International, Inc..............       15,481
               236   Woodhead Industries, Inc.............        3,849
                35   X-Rite, Inc..........................          301
                                                           ------------
                                                                254,815
                                                           ------------
                     ELECTRONIC INSTRUMENTS - 1.41%
               133 * 3DO Co...............................          652
               165   Analogic Corp........................        6,163
               841   BMC Industries, Inc..................        3,869
               815 * Checkpoint Systems, Inc..............       10,065
                98 * Commscope, Inc.......................        2,068
               159   CTS Corp.............................        3,261
               174 * Dionex Corp..........................        5,206
             6,900 * DSP Group, Inc.......................      172,500
               568   Gerber Scientific, Inc...............        5,964
               812   Harman International Industries, Inc.       33,373
               576 * Harmonic, Inc........................        8,640
             1,022 * Imation Corp.........................       25,499
             1,052 * Interland, Inc.......................        1,652
               597 * Interlogix, Inc......................       16,495
               626 * MagnaTek, Inc........................        6,510
             1,033   Methode Electronics, Inc., Class A...        8,925
               423 * Nu Horizons Electronics Corp.........        3,693
               508   Park Electrochemical Corp............       12,725
               845   Pioneer-Standard Electronics, Inc....       10,148
             1,588   Pittston Brink's Group+..............       35,031
             1,909 * Sensormatic Electronics Corp.........       44,709
                29 * Simplex Solutions, Inc...............          758
               447 * Standard Microsystems Corp...........        5,856
               147   Technitrol, Inc......................        3,746
             1,084 * Vialta, Inc., Class A................          379
                                                           ------------
                                                                427,887
                                                           ------------

--------------------------------------------------------------------------------

                                                                             29
August 31, 2001
          SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED


           NUMBER                                           MARKET
          OF SHARES                                         VALUE
          ------------------------------------------------------------
                      ENTERTAINMENT - 0.36%
                314 * Alliance Gaming Corp.............. $      6,189
                129 * Argosy Gaming Co..................        3,835
              1,080 * Aztar Corp........................       17,431
                465   Dover Downs Entertainment.........        6,566
                891 * Florida Panthers Holdings, Inc....       11,449
                665 * Gaylord Entertainment Co..........       18,706
                878 * Hollywood Entertainment Corp......       10,536
                588 * Isle of Capri Casinos.............        4,880
                300 * Magna Entertainment Corp., Class A        2,400
                 44 * Midway Games, Inc.................          645
                464 * Pegasus Communications Corp.......        5,336
                250 * Playboy Enterprises, Inc..........        3,412
                288 * Recoton Corp......................        5,213
                188 * Steinway Musical Instruments+.....        3,252
                276 * Tivo, Inc.........................        1,604
                815 * Trans World Entertainment Corp....        7,009
                                                         ------------
                                                              108,463
                                                         ------------
                      FERTILIZERS - 0.17%
                421   Delta & Pine Land Co..............        8,504
              3,319   IMC Global, Inc...................       39,197
              1,174 * Terra Industries, Inc.............        3,874
                                                         ------------
                                                               51,575
                                                         ------------
                      FINANCE COMPANIES - 1.14%
                938   Charter Municipal Mortgage
                       Acceptance Co....................       14,708
                397 * Credit Acceptance Corp............        3,752
             10,702 * Financial Federal Corp............      294,840
              1,310 * Finova Group, Inc.................        5,188
                987 * Next Card, Inc....................        8,814
                230   Oriental Financial Group..........        4,485
                 14   Student Loan Corp.................        1,058
                564   Tucker Anthony Sutro Corp.........       13,389
                                                         ------------
                                                              346,234
                                                         ------------
                      FINANCIAL SERVICES - 4.29%
                683   Advanta Corp......................        9,302
                 44 * Affiliated Managers Group.........        3,120
              6,570   American Capital Strategies, Ltd..      185,405
                159 * BKF Capital Group, Inc............        4,754
              8,981   Jefferies Group, Inc..............      299,067
                164   Medallion Financial Corp..........        1,674
                 24   Microfinancial, Inc...............          322

           NUMBER                                            MARKET
          OF SHARES                                          VALUE
          -------------------------------------------------------------
                      FINANCIAL SERVICES - Continued
             11,330 * NCO Group, Inc..................... $    232,265
                117 * New Century Financial Corp.........        1,211
                182   Pennfed Financial Services, Inc....        3,800
             12,500 * Phoenix Companies..................      213,125
                471   Resource America, Inc..............        5,205
                 37   SJNB Financial Corp................        1,739
             16,082   Southwest Securities Group, Inc....      341,421
                 40   Value Line, Inc....................        1,760
                                                          ------------
                                                             1,304,170
                                                          ------------
                      FOODS - 1.22%
                106   Alico, Inc.........................        3,021
                 89 * American Italian Pasta Co., Class A        4,085
                 23 * Arden Group, Inc...................        1,204
                744 * Aurora Foods, Inc..................        3,117
              1,082   Corn Products International........       35,706
              1,092   Dean Foods Co......................       47,076
                320 * Del Monte Foods Co.................        2,874
              1,291   Dole Food Co., Inc.................       30,971
                133   Dreyer's Grand Ice Cream, Inc......        3,979
                518   Flowers Foods, Inc.................       20,927
                156 * Hain Celestial Group, Inc..........        3,504
                472   International Multifoods Corp......        9,780
                399   Interpool, Inc.....................        6,943
                866   Interstate Bakeries Corp...........       21,390
                178 * J & J Snack Foods Corp.............        4,014
                728   Lance, Inc.........................       10,265
                662 * NBTY, Inc..........................       11,426
                460   Pilgrims Pride Corp................        6,693
                117 * Purina Mills, Inc..................        2,659
                917 * Ralcorp Holdings, Inc..............       18,542
                178   Riviana Foods Corp.................        3,174
                 10   Seaboard Corp......................        2,730
              1,183   Sensient Technologies Corp.........       26,014
                389   J.M. Smucker Co....................       10,884
                592 * Spartan Stores, Inc................        6,944
                670 * Suiza Foods Corp...................       38,847
                141 * Surebeam Corp., Class A............        1,469
              1,134   Trinity Industries, Inc............       28,259
                 21 * United Natural Foods, Inc..........          378
                411 * Wild Oats Markets, Inc.............        3,666
                                                          ------------
                                                               370,541
                                                          ------------

         NUMBER                                                MARKET
        OF SHARES                                              VALUE
        -----------------------------------------------------------------
                    FOOTWEAR - 0.14%
              206   K-Swiss, Inc........................... $      7,020
            1,278   Stride Rite Corp.......................       10,863
               28 * Vans, Inc..............................          446
            1,274   Wolverine World Wide, Inc..............       23,709
                                                            ------------
                                                                  42,038
                                                            ------------
                    FREIGHT - 1.23%
            1,475   Airborne Freight Corp..................       20,001
              616   AMCOL International Corp...............        3,696
              339   Cascade Natural Gas Corp...............        7,322
              466 * J.B. Hunt Transport Services, Inc......       10,816
              572 * Kirby Corp.............................       13,957
              836   Overseas Shipholding Group, Inc........       22,789
               85 * Railamerica, Inc.......................        1,084
            1,614   Ryder System, Inc......................       36,460
            5,571 * Seacor Smit, Inc.......................      258,996
                                                            ------------
                                                                 375,121
                                                            ------------
                    FUNERAL SERVICES - 0.07%
            2,938 * Stewart Enterprises, Inc...............       22,094
                                                            ------------
                    HARDWARE & TOOLS - 0.05%
              469   Barnes Group, Inc......................       10,552
              152   Lawson Products, Inc...................        4,332
                                                            ------------
                                                                  14,884
                                                            ------------
                    HEALTHCARE - 3.95%
               44 * AmeriPath, Inc.........................        1,462
            5,600 * Apria Healthcare Group, Inc............      152,096
               29   Cooper Companies, Inc..................        1,479
               34 * Corvel Corp............................        1,340
               40 * Diversa Corp...........................          486
            1,406 * Edwards Lifesciences Corp..............       36,964
            4,323   Invacare Corp..........................      172,704
               50 * Ocular Sciences, Inc...................        1,062
              851 * PacifiCare Health Systems, Inc.........       12,510
            6,300 * Province Healthcare Co.................      231,210
            9,100 * Rehab Care Group.......................      368,823
               37 * RightChoice Managed Care, Inc., Class A        1,709
              732 * Sierra Health Services, Inc............        7,320
            8,614 * Steris Corp............................      186,407
            2,896 * US Oncology, Inc.......................       24,558
               25 * Ventiv Health..........................          261
                                                            ------------
                                                               1,200,391
                                                            ------------

--------------------------------------------------------------------------------

30
          SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                August 31, 2001


             NUMBER                                        MARKET
            OF SHARES                                      VALUE
            ---------------------------------------------------------
                        HEAVY DUTY TRUCKS/PARTS - 0.12%
                  347   Bandag, Inc.................... $     10,282
                  825 * Terex Corp.....................       18,282
                  706   Wabash National Corp...........        6,848
                                                        ------------
                                                              35,412
                                                        ------------
                        HOME BUILDERS - 1.11%
                  263 * Beazer Homes USA, Inc..........       17,069
                  201   Crossmann Communities..........        7,769
                  413 * Hovnanian Enterprises, Inc.....        5,865
                6,229   KB Home........................      201,633
                  509   M.D.C. Holdings, Inc...........       15,524
                  409 * Palm Harbor Homes, Inc.........       10,000
                  410   Ryland Group, Inc..............       22,058
                  916 * Schuler Homes, Inc.............       12,778
                  802   Standard Pacific Corp..........       18,823
                  709 * Toll Brothers, Inc.............       26,091
                                                        ------------
                                                             337,610
                                                        ------------
                        HOSPITAL MANAGEMENT - 0.38%
                2,959 * Beverly Enterprises, Inc.......       29,590
                1,986 * Coventry Health Care, Inc......       46,373
                  373 * DVI, Inc.......................        6,427
                  613 * Pediatrix Medical Group........       22,896
                  392 * Sunrise Assisted Living, Inc...        9,957
                                                        ------------
                                                             115,243
                                                        ------------
                        HOSPITAL SUPPLIES - 0.26%
                  144 * American Medical Systems
                         Holdings, Inc.................        2,873
                  266   Arrow International, Inc.......        9,791
                  733 * Coherent, Inc..................       25,948
                  444 * CONMED Corp....................       13,520
                   36   Datascope Corp.................        1,512
                  289   Owens & Minor, Inc.............        5,867
                2,180 * PSS World Medical, Inc.........       15,325
                  121 * SonoSight, Inc.................        3,185
                                                        ------------
                                                              78,021
                                                        ------------
                        HOUSEHOLD PRODUCTS - 0.14%
                  252   Bush Industries, Inc...........        2,901
                  527   Church & Dwight Co., Inc.......       14,355
                  232   Libbey, Inc....................        8,839
                  650   Tupperware Corp................       15,359
                                                        ------------
                                                              41,454
                                                        ------------

           NUMBER                                           MARKET
          OF SHARES                                         VALUE
          ------------------------------------------------------------
                      HUMAN RESOURCES - 0.19%
           39       * Heidrick & Struggles International $        677
                282 * HotJobs.com, Ltd..................        2,702
                755 * Kforce.com, Inc...................        4,001
                489   Kelly Services, Inc., Class A.....       12,191
              1,242 * Labor Ready, Inc..................        5,713
              2,203 * Modis Professional Services, Inc..       13,681
              1,608 * Spherion Corp.....................       14,649
                134 * Watson Wyatt & Co. Holdings.......        3,162
                                                         ------------
                                                               56,776
                                                         ------------
                      INFORMATION PROCESSING - 0.94%
                283 * America Online Latin America, Inc.        1,016
                 71 * American Management Systems, Inc..        1,254
                158 * CACI International................        6,271
                 72 * Caminus Corp......................        1,539
             13,100 * eFunds Corp.......................      226,368
                941 * Indus International, Inc..........        6,728
                761 * InfoUSA, Inc......................        4,490
                268 * Maxwell Technologies, Inc.........        3,873
                198 * MCSi, Inc.........................        2,582
                263 * MRO Software, Inc.................        3,422
                223 * Novatel Wireless, Inc.............           80
                795 * S1 Corp...........................        9,198
              3,597 * Safeguard Scientifics, Inc........       11,474
                485 * Sipex Corp........................        5,544
              1,071 * Stamps.Com, Inc...................        2,592
                386 * UAXS Global Holdings, Inc.........          579
                                                         ------------
                                                              287,010
                                                         ------------
                      INFORMATION PROCESSING -
                      BUSINESS SOFTWARE - 0.29%
                 94 * Agile Software Corp...............          940
                140 * CacheFlow, Inc....................          363
              1,469 * Ciber, Inc........................        9,622
                405 * Clarent Corp......................        2,175
                 22 * CoStar Group, Inc.................          550
                 88 * Covansys Corp.....................        1,131
                 65 * Embarcadero Technologies, Inc.....          861
                354 * First Consulting Group, Inc.......        3,274
              1,193 * Inktomi Corp......................        4,724
              2,304 * Intertrust Technologies Corp......        3,041
                629 * J.D. Edwards & Co.................        5,472
              1,089 * Kana Software, Inc................          926
                539 * NetIQ Corp........................       17,356

             NUMBER                                        MARKET
            OF SHARES                                      VALUE
            ---------------------------------------------------------
                        INFORMATION PROCESSING -
                        BUSINESS SOFTWARE - Continued
                  145 * Numerical Technologies, Inc.... $      4,125
                  133 * OTG Software, Inc..............          826
                  150 * Peregrine Systems, Inc.........        3,940
                  363 * Puma Technology, Inc...........          541
                  709 * Rainbow Technologies, Inc......        3,226
                  148 * Register.com...................        1,248
                  532 * Selectica, Inc.................        2,085
                  586 * Sonicwall, Inc.................       10,964
                  156 * Support.com, Inc...............          569
                   74 * Synplicity, Inc................          514
                  289 * WatchGuard Technologies, Inc...        2,870
                  128 * Websense, Inc..................        2,290
                   83 * Witness Systems, Inc...........          684
                  609 * Zomax, Inc.....................        3,928
                                                        ------------
                                                              88,245
                                                        ------------
                        INFORMATION PROCESSING -
                        COMPUTER HARDWARE - 0.73%
                  169 * Act Manufacturing, Inc.........        1,768
                2,775 * Adaptec, Inc...................       28,999
               13,400 * Artesyn Technologies, Inc......      121,270
                  112   CompX International, Inc.......        1,355
                1,421 * Electronics for Imaging, Inc...       29,074
                  767 * Hutchinson Technology, Inc.....       14,481
                5,133 * Iomega Corp....................        7,032
                1,262 * MEMC Electronic Materials, Inc.        3,534
                  157 * SBS Technologies, Inc..........        2,033
                5,993 * Silicon Graphics, Inc..........        2,637
                  958 * VA Linux Systems, Inc..........        1,312
                2,186 * Western Digitial Corp..........        6,951
                                                        ------------
                                                             220,446
                                                        ------------
                        INFORMATION PROCESSING -
                        COMPUTER SERVICES - 0.24%
                  587 * Answerthink, Inc...............        5,336
                   33 * Datastream Systems.............          165
                  381 * Freemarkets, Inc...............        5,509
                  436 * Frontline Capital Group........          113
                  227 * Gartner, Inc., Class B.........        2,259
                1,183 * Genuity, Inc...................        2,106
                  175   Global Payments, Inc...........        6,221
                2,035 * Internap Network Services Corp.        2,035
                  320 * Keynote Systems, Inc...........        2,640

--------------------------------------------------------------------------------

                                                                             31
August 31, 2001
          SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED


              NUMBER                                      MARKET
             OF SHARES                                    VALUE
             -------------------------------------------------------
                         INFORMATION PROCESSING -
                         COMPUTER SERVICES - Continued
                   458   National Data Corp........... $     17,683
                   221 * Netratings, Inc..............        2,822
                   412 * PC-Tel, Inc..................        3,209
                   591 * Pegasus Solutions, Inc.......        7,683
                   304 * Pomeroy Computer Resources+..        4,226
                   483 * Prodigy Communications Corp..        2,734
                   578 * USinternetworking, Inc.......          272
                   921 * Verticalnet, Inc.............          829
                   155 * Webex Communications, Inc....        2,677
                    91 * Wireless Facilities, Inc.....          755
                   860 * Xanser Corp..................        2,193
                   284 * Zixit Corp...................        2,087
                                                       ------------
                                                             73,554
                                                       ------------
                         INFORMATION PROCESSING -
                         CONSUMER SOFTWARE - 0.11%
                   423 * Bell Microproducts, Inc......        4,006
                   222 * EXE Technologies, Inc........          844
                   106 * Extensity, Inc...............          534
                   186 * Infogrames, Inc..............        1,600
                    20 * Integral Systems, Inc........          350
                   720 * ITXC Corp....................        2,160
                 1,357 * Liberate Technologies, Inc...       19,432
                    53 * Red Hat, Inc.................          188
                   469 * SCM Microsystems, Inc........        3,386
                                                       ------------
                                                             32,500
                                                       ------------
                         INFORMATION PROCESSING -
                         DATA SERVICES - 1.35%
                   794 * Anixter International, Inc...       24,717
                   132 * Avant! Corp..................          779
                   341 * Borland Software Corp........        3,877
                 3,260   Comdisco, Inc................        2,967
                 1,233 * Engage Technologies, Inc.....          271
                    50 * FileNet Corp.................          649
                   896 * Hyperion Solutions Corp......       13,933
                    92 * IDX Systems Corp.............        1,394
                   273 * Infocus Corp.................        4,990
                   832 * Information Resources, Inc...        6,115
                   530 * JDA Software Group, Inc......        9,890
                   343 * MICROS Systems, Inc..........        9,741
                   631   MTS Systems Corp.............        8,203
                10,881   Novell, Inc .................       49,509

          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         --------------------------------------------------------------
                     INFORMATION PROCESSING -
                     DATA SERVICES - Continued
                83 * Oak Technology, Inc.................. $       819
             1,042 * Paxar Corp...........................      13,702
               537 * Phoenix Technologies, Ltd............       7,491
               867 * Pinnacle Systems, Inc................       4,682
               272 * ProQuest Co..........................       9,602
               246 * QRS Corp.............................       3,451
             2,542 * Sonicblue, Inc.......................       5,847
               183 * SPSS, Inc............................       2,877
               570 * Structural Dynamic Research Corp.....      14,233
               550 * Sykes Enterprises, Inc...............       5,093
               635 * Systems & Computer Technology........       8,465
               735 * Profit Recovery Group International..      10,547
               566 * Transaction Systems Architects, Inc.,
                      Class A.............................       6,345
                27 * Vastera, Inc.........................         270
               248 * Volt Information Sciences, Inc.......       3,980
             3,782 * Zebra Technologies Corp., Class A....     177,073
                                                           -----------
                                                               411,512
                                                           -----------
                     INFORMATION PROCESSING -
                     NETWORKING - 0.09%
               934 * Akamai Technologies, Inc.............       3,932
               208 * AsiaInfo Holdings, Inc...............       2,964
               737 * Cosine Communications, Inc...........         700
               586 * Crossroads Systems...................       1,582
               200 * Digital Island, Inc..................         676
               693 * Divine, Inc..........................         693
               269 * I-many, Inc..........................       1,466
               384 * Ixia.................................       3,990
               178 * Loudcloud, Inc.......................         459
               129 * Luminent, Inc........................         259
               494 * Net2phone, Inc.......................       2,030
                61 * New Horizons Worldwide, Inc..........         816
             1,169 * Picturetel Corp......................       5,763
               391   Sorrento Networks Corp...............       1,673
               919 * StarMedia Network, Inc...............         294
               364 * Turnstone Systems, Inc...............       1,310
                                                           -----------
                                                                28,607
                                                           -----------
                     INSURANCE - CASUALTY - 0.44%
               196   Baldwin & Lyons, Inc., Class B.......       4,341
               280   Capitol Transamerica Corp............       4,558
               766   Commerce Group, Inc..................      28,648
               121   Midland Co...........................       4,908

          NUMBER                                              MARKET
         OF SHARES                                            VALUE
         ---------------------------------------------------------------
                     INSURANCE - CASUALTY - Continued
               102   Nymagic, Inc......................... $      2,040
               209 * Philadelphia Consolidated Holding Co.        6,228
               328 * PICO Holdings, Inc...................        4,736
               506   PMA Capital Corp.....................        9,108
               702 * Proassurance Corp....................       12,692
               203   RLI Corp.............................        9,070
               775   Selective Insurance Group, Inc.......       19,468
               380   State Auto Financial Corp............        5,803
               325 * Stewart Information Services.........        5,688
               194   United Fire & Casualty Co............        5,523
               979   Vesta Insurance Group, Inc...........       11,425
                                                           ------------
                                                                134,236
                                                           ------------
                     INSURANCE - LIFE - 0.39%
                53 * Citizens, Inc........................          525
               188   Kansas City Life Insurance Co........        7,283
                66 * National Western Life Insurance Co.,
                      Class A.............................        7,591
               664   Presidential Life Corp...............       12,855
               955   StanCorp Financial Group, Inc........       43,930
             1,174 * UICI.................................       17,610
             1,051 * Universal American Financial Corp....        5,991
               581   W. R. Berkley Corp...................       22,136
                                                           ------------
                                                                117,921
                                                           ------------
                     INSURANCE - MISCELLANEOUS - 0.38%
               356 * American Physicians Capital, Inc.....        7,985
               871   Crawford & Co., Class B..............       11,367
             1,755   Fremont General Corp.................       10,284
               895   Harleysville Group, Inc..............       21,704
               519   Liberty Corp.........................       21,175
                30 * Meemic Holdings, Inc.................          781
               226 * Mid Atlantic Med Services, Inc.......        4,746
             1,715   Ohio Casualty Corp...................       23,684
               270   SCPIE Holdings, Inc..................        5,678
               252   Zenith National Insurance Corp.......        7,560
                                                           ------------
                                                                114,964
                                                           ------------
                     INSURANCE - MULTILINE - 0.47%
             1,200   Alfa Corp............................       27,792
               921   AmerUs Group Co......................       28,533
               667   Argonaut Group, Inc..................       11,733
               469   CNA Surety Corp......................        6,589
               398   Delphi Financial Group, Inc., Class A       14,296

--------------------------------------------------------------------------------

32
          SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                August 31, 2001


           NUMBER                                           MARKET
          OF SHARES                                         VALUE
          ------------------------------------------------------------
                      INSURANCE - MULTILINE - Continued
                357   FBL Financial Group, Inc., Class A $      6,747
                180   Great American Financial Resources        3,456
              1,243   Horace Mann Educators Corp........       25,109
                552   LandAmerica Financial Group.......       17,377
                                                         ------------
                                                              141,632
                                                         ------------
                      LEISURE TIME - 1.15%
                550 * Acclaim Entertainment, Inc........        2,206
                203 * Action Performance Companies, Inc.        5,613
                162 * Anchor Gaming.....................        8,659
              9,159 * Bally Total Fitness Holding Corp..      232,913
                909 * Boyd Gaming Corp..................        5,454
                298 * Cheap Tickets, Inc................        4,887
                 84   Churchill Downs, Inc..............        2,708
                689 * Dollar Thrifty Automotive.........       12,058
                767 * Handleman Co......................       11,858
                559 * JAKKS Pacific, Inc................        9,810
                573 * Pinnacle Entertainment, Inc.......        4,630
                251   Polaris Industries, Inc...........       12,638
                273 * Scotts Co.........................       10,955
                106 * Speedway Motorsports..............        2,756
                330 * Station Casinos, Inc..............        4,373
                243 * Vail Resorts, Inc.................        4,860
                309   Winnebago Industries, Inc.........        8,930
                174 * WMS Industries, Inc...............        3,703
                                                         ------------
                                                              349,011
                                                         ------------
                      LODGING - 0.26%
                164 * Choice Hotels International, Inc..        3,280
                304   Deltic Timber Corp................        8,631
                536   Marcus Corp.......................        7,450
              1,158   Meristar Hospitality Corp.........       23,855
                540 * NS Group, Inc.....................        3,888
              1,380 * Prime Hospitality Corp............       15,842
                492 * ResortQuest International, Inc....        3,838
              4,638 * Wyndham International, Inc........       10,992
                                                         ------------
                                                               77,776
                                                         ------------
                      MACHINE TOOLS - 0.05%
                 65 * Chiles Offshore, Inc..............        1,276
                481   Milacron, Inc.....................        8,658
                117 * PRI Automation, Inc...............        2,108
                 87   Roper Industries, Inc.............        3,567
                                                         ------------
                                                               15,609
                                                         ------------

          NUMBER                                              MARKET
         OF SHARES                                            VALUE
         ---------------------------------------------------------------
                     MACHINERY - AGRICULTURE - 0.11%
             1,387   AGCO Corp............................ $     16,297
                20   Lindsay Manufacturing Co.............          378
               385   Toro Co..............................       17,537
                                                           ------------
                                                                 34,212
                                                           ------------
                     MACHINERY - CONSTRUCTION &
                     CONTRACTS - 0.13%
               431 * Astec Industries, Inc................        7,543
               356 * CDI Corp.............................        6,266
               585   Granite Construction, Inc............       14,186
               686   Kaman Corp., Class A.................        9,076
               311   Sauer-Danfoss, Inc...................        2,706
                                                           ------------
                                                                 39,777
                                                           ------------
                     MACHINERY -
                     INDUSTRIAL/SPECIALTY - 2.06%
               737   AAR Corp.............................       12,573
               423 * Albany International Corp., Class A..        8,925
               534   Applied Industrial Technologies, Inc.        9,569
                73 * Asyst Technologies, Inc..............          924
               583   Baldor Electric Co...................       12,628
               499   Briggs & Stratton Corp...............       18,912
               546   Burlington Coat Factory Warehouse....        8,894
               783   Exide Corp...........................        5,113
                20 * Flow International Corp..............          224
             7,578 * Flowserve Corp.......................      189,071
               447 * Gardner Denver, Inc..................       10,080
               170   Gorman Rupp Co.......................        4,123
               719   Hughes Supply, Inc...................       19,665
               793   IDEX Corp............................       28,389
               530 * Ionics, Inc..........................       14,803
             1,286   JLG Industries, Inc..................       15,201
               608 * Kulicke & Soffa Industries...........        8,761
               624   Lincoln Electric Holdings, Inc.......       14,040
               168   Lufkin Industries, Inc...............        4,571
               308   Manitowoc Co., Inc...................        8,824
             1,850   Newport News Shipbuilding, Inc.......      121,841
               409   Nordson Corp.........................       10,650
               323 * Osmonics, Inc........................        3,343
               585   Regal-Beloit Corp....................       12,548
               228   Robbins & Myers, Inc.................        6,471
               266 * SPS Technologies, Inc................       12,741
               331   Stewart & Stevenson Services, Inc....        9,089

          NUMBER                                              MARKET
         OF SHARES                                            VALUE
         ---------------------------------------------------------------
                     MACHINERY -
                     INDUSTRIAL/SPECIALTY - Continued
               468   Tecumseh Products Co., Class A....... $     22,923
                19   Tennant Co...........................          728
             1,520   Timken Co............................       22,800
               470   Watts Industries, Inc., Class A......        6,956
                                                           ------------
                                                                625,380
                                                           ------------
                     MEDICAL TECHNOLOGY - 0.21%
                56 * Aclara Biosciences, Inc..............          347
                47 * Align Technology, Inc................          310
               229 * Allscripts Healthcare Solutions, Inc.        1,260
                26 * Applied Molecular Evolution..........          259
                30 * Arena Pharmaceuticals, Inc...........          426
               117 * Bio-Rad Laboratories, Inc., Class A..        6,523
             1,054 * Cell Genesys, Inc....................       20,079
                26 * Ciphergen Biosystems, Inc............          109
                50 * Curis, Inc...........................          303
                48 * deCODE GENETICS, INC.................          343
                17 * Deltagen, Inc........................          117
                 6 * Exact Sciences Corp..................           59
                54 * Exelixis, Inc........................          906
                29 * Genaissance Pharmaceuticals, Inc.....          162
                18 * GenStar Therapeutics Corp............           75
                11 * Harvard Bioscience, Inc..............          156
                57 * IGEN International, Inc..............        1,594
                38 * InterMune Inc........................        1,501
                82 * Kendle International, Inc............        1,670
                51 * Lexicon Genetics, Inc................          467
               713 * Maxim Pharmaceuticals, Inc...........        4,064
                53 * Orchid Biosciences, Inc..............          212
                47 * Organogenesis, Inc...................          357
               328 * Packard Bioscience Co................        3,142
                27 * Paradigm Genetics, Inc...............          174
               153 * Peregrine Pharmaceuticals, Inc.......          234
                16 * Sangamo Biosciences, Inc.............          160
                30 * Sequenom, Inc........................          257
                41 * Specialty Laboratories, Inc..........        1,296
                19 * Transgenomic, Inc....................          189
               307   West Pharmaceutical Services.........        7,890
               185 * Wilson Greatbatch Technologies, Inc..        4,792
                89 * Zoll Medical Corp....................        3,058
                                                           ------------
                                                                 62,491
                                                           ------------

--------------------------------------------------------------------------------

                                                                             33
August 31, 2001
          SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED


         NUMBER                                               MARKET
        OF SHARES                                             VALUE
        ----------------------------------------------------------------
                    MERCHANDISE - DRUG - 1.07%
            8,500 * Duane Reade, Inc...................... $    300,900
              931   Longs Drug Stores Corp................       24,094
               41 * Rigel Pharmaceuticals, Inc............          225
                                                           ------------
                                                                325,219
                                                           ------------
                    MERCHANDISE - SPECIALTY - 3.36%
            1,947   American Greetings Corp...............       25,739
              379   Arctic Cat, Inc.......................        6,083
              633 * Avid Technology, Inc..................        6,362
              394 * Building Materials Holding Corp.......        5,615
            1,211   Caseys General Stores, Inc............       15,440
              682   Cash America International............        5,763
            2,965 * Charming Shoppes, Inc.................       20,221
              787 * Circuit City Stores, Inc..............       11,711
              301 * Cole National Corp....................        4,304
              469 * Daisytek International Corp...........        6,500
              533 * Finish Line, Inc......................        5,197
              425   Friedmans, Inc., Class A..............        4,110
              339 * Global Sports, Inc....................        5,766
           12,700 * Guitar Center, Inc....................      177,165
              386   Hancock Fabrics, Inc..................        3,258
              235   Hancock Holding Co....................       10,089
            4,337   Ikon Office Solutions, Inc............       32,528
              400 * International Specialty Products, Inc.        3,720
              550 * K2, Inc...............................        4,730
            4,448 * Michaels Stores, Inc..................      186,905
              297   Movado Group, Inc.....................        5,420
              145 * Movie Gallery, Inc....................        3,843
            1,333   Nu Skin Enterprises, Inc., Class A....        9,131
            3,275 * OfficeMax, Inc........................       15,327
            1,661 * Petsmart, Inc.........................       13,172
               41 * Rayovac Corp..........................          701
              658 * Rent-Way, Inc.........................        4,935
              281   Russ Berrie and Co., Inc..............        7,980
              612 * Seitel, Inc...........................        6,732
            1,708 * Sitel Corp............................        2,818
              689 * Sola International, Inc...............       11,024
              358   South Jersey Industries, Inc..........       11,689
              260   Spiegel, Inc., Class A................        2,626
              602   Sturm, Ruger & Co., Inc...............        5,990
              126 * Tropical Sportswear Int'l. Corp.......        2,555
               45 * Tuesday Morning Corp..................          638
           10,874 * United Stationers, Inc................      342,640
            1,007 * Zale Corp.............................       33,332
                                                           ------------
                                                              1,021,759
                                                           ------------

            NUMBER                                         MARKET
           OF SHARES                                       VALUE
           ----------------------------------------------------------
                       MERCHANDISING - DEPARTMENT -
                       0.79%
                 846   Blyth, Inc...................... $     18,443
               1,937   Dillards, Inc...................       34,672
              15,227   Pier 1 Imports, Inc.............      185,008
                 204 * Stein Mart, Inc.................        1,612
                                                        ------------
                                                             239,735
                                                        ------------
                       MERCHANDISING - FOOD - 0.35%
                  24   Farmer Brothers Co..............        5,544
                 724   Fleming Companies, Inc..........       21,430
                 592   Great Atlantic & Pacific Tea Co.       10,970
                 511 * IHOP Corp.......................       13,746
                 298   Ingles Markets, Inc., Class A...        3,871
                 329   Nash-Finch Co...................       11,581
                 764 * Pathmark Stores, Inc............       18,527
                 929   Ruddick Corp....................       15,561
                 146   Sanderson Farms, Inc............        2,026
                 359 * Smart & Final, Inc..............        3,967
                                                        ------------
                                                             107,223
                                                        ------------
                       MERCHANDISING - MASS - 0.04%
                   6 * Coldwater Creek, Inc............          150
                 170 * Priceline.com, Inc..............          938
                 102 * Pricesmart, Inc.................        4,386
                 827 * ShopKo Stores, Inc..............        7,501
                                                        ------------
                                                              12,975
                                                        ------------
                       METALS - ALUMINUM - 0.04%
                  38   Century Aluminum Co.............          638
                 909 * Kaiser Aluminum Corp............        3,145
                 485   Tredegar Corp...................        9,627
                                                        ------------
                                                              13,410
                                                        ------------
                       METALS - COPPER - 0.03%
                 432   Southern Peru Copper Corp.......        5,184
                 239 * Wolverine Tube, Inc.............        3,528
                                                        ------------
                                                               8,712
                                                        ------------
                       METALS - MISCELLANEOUS - 0.30%
                 199   A. M. Castle & Co...............        2,306
                 508   Brush Engineered Materials......        7,468
                 263   CIRCOR International, Inc.......        4,445
                 350   Commercial Metals Co............       10,990
                  75 * Intermagnetics General Corp.....        2,279

           NUMBER                                           MARKET
          OF SHARES                                         VALUE
          ------------------------------------------------------------
                      METALS - MISCELLANEOUS - Continued
                939   Kennametal, Inc................... $     36,621
                 44   NN, Inc...........................          400
                275   Penn Engineering &
                       Manufacturing Corp...............        4,639
                641 * RTI International Metals, Inc.....        7,147
                549 * Steel Dynamics, Inc...............        7,329
                599 * Titanium Metals Corp..............        6,224
                 36   Tremont Corp......................        1,321
                                                         ------------
                                                               91,169
                                                         ------------
                      METALS - STEEL - 1.62%
             23,700   AK Steel Holding Corp.............      308,574
              3,980 * Bethlehem Steel Corp..............        5,811
                592   Carpenter Technology Corp.........       17,156
                293   Cleveland-Cliffs, Inc.............        4,922
                168   Gibraltar Steel Corp..............        3,276
              1,221   Harsco Corp.......................       43,223
                842 * Mueller Industries, Inc...........       29,260
                791 * Oregon Steel Mills, Inc...........        5,853
                410   Quanex Corp.......................       10,820
                583   Reliance Steel & Aluminium Co.....       15,741
                335   Roanoke Electric Steel Corp.......        5,266
                684   Ryerson Tull, Inc.................        8,707
                320   Valmont Industries, Inc...........        5,616
              2,068   Worthington Industries, Inc.......       28,952
                                                         ------------
                                                              493,177
                                                         ------------
                      MISCELLANEOUS - 0.37%
                200 * 7-eleven, Inc.....................        2,536
                198   Ambassadors International, Inc....        4,800
                400 * AMERCO, Inc.......................        8,020
                  7 * Bacou U.S.A., Inc.................          199
                241 * Boron, LePore & Associates, Inc...        3,557
              1,306 * Brightpoint, Inc..................        4,689
                 14 * Coorstek, Inc.....................          455
              5,791 * Internet Capital Group, Inc.......        4,401
                300 * Key3Media Group, Inc..............        2,385
                456 * Kroll, Inc........................        3,215
              1,230 * Navigant Consulting Co............        6,150
                362 * Navigant International, Inc.......        5,521
                793   Regis Corp........................       16,534
              1,161 * Sybron Dental Specialties, Inc....       24,474
              2,469   USEC, Inc.........................       18,024

--------------------------------------------------------------------------------

34
          SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                August 31, 2001


            NUMBER                                          MARKET
           OF SHARES                                        VALUE
           -----------------------------------------------------------
                       MISCELLANEOUS - Continued
                 489   Wabtec........................... $      6,792
                  35 * Wackenhut Corrections Corp.......          464
                                                         ------------
                                                              112,216
                                                         ------------
                       MOBILE HOMES - 0.19%
               1,465 * Champion Enterprises, Inc........       15,383
                 434   Coachmen Industries, Inc.........        5,581
               1,004   Fleetwood Enterprises, Inc.......       14,859
                 348 * Monaco Coach Corp................       10,196
                 192   Skyline Corp.....................        5,376
                 194   Thor Industries, Inc.............        6,150
                                                         ------------
                                                               57,545
                                                         ------------
                       MULTIMEDIA - 0.74%
                 282   Gray Communications Systems, Inc.        4,540
               6,800   Meredith Corp....................      221,340
                                                         ------------
                                                              225,880
                                                         ------------
                       NATURAL GAS - DIVERSIFIED - 0.42%
               1,241   Atmos Energy Corp................       26,806
                 579   Laclede Gas Co...................       13,838
                 545   New Jersey Resources Corp........       24,525
               1,036 * Southern Union Co................       24,251
                 886   Southwest Gas Corp...............       19,953
                 649   UGI Corp.........................       18,172
                  29   Western Gas Resources, Inc.......          892
                                                         ------------
                                                              128,437
                                                         ------------
                       OIL - INTEGRATED DOMESTIC - 0.13%
               2,424   Pennzoil-Quaker State Co.........       29,767
                 814 * Tesoro Petroleum Corp............       10,647
                                                         ------------
                                                               40,414
                                                         ------------
                       OIL - SERVICE - PRODUCTS - 0.55%
                  62 * Gulf Island Fabrication, Inc.....          744
                 150 * Hydril Co........................        2,930
               6,100 * Lone Star Technologies, Inc......      129,259
                 100 * Natco Group, Inc.................          865
                  78 * Osca, Inc........................        1,291
               2,642 * Parker Drilling Co...............       11,123
                 554   SEMCO Energy, Inc................        7,978
                 478 * TransMontaigne, Inc..............        2,629
                 691 * Trico Marine Services, Inc.......        5,535
                 214 * W-H Energy Services, Inc.........        3,873
                                                         ------------
                                                              166,227
                                                         ------------

            NUMBER                                         MARKET
           OF SHARES                                       VALUE
           ----------------------------------------------------------
                       OIL - SERVICES - 0.70%
               9,875 * Marine Drilling Companies, Inc.. $    127,388
                 398 * McMoRan Exploration Co..........        2,905
                 478 * Oceaneering International, Inc..        9,321
                 286 * Offshore Logistics, Inc.........        5,405
                 107 * Oil States International, Inc...          906
               1,461 * Range Resources Corp............        8,620
               1,353 * Unova, Inc......................        8,524
                 219 * WestPort Resourses..............        3,995
               1,178   York International Corp.........       44,764
                                                        ------------
                                                             211,828
                                                        ------------
                       OIL/GAS PRODUCERS - 0.73%
                 417 * 3TEC Energy Corp................        6,142
                  46 * ATP Oil & Gas Corp..............          421
                  16 * Atwood Oceanics, Inc............          497
                  41   Berry Petroleum Co., Class A....          652
                 150 * Callon Petroleum Co.............        1,028
                 619 * Comstock Resources, Inc.........        4,395
                 954 * EEX Corp........................        2,576
                 219 * Encore Acquisition Co...........        3,110
                 181 * Energy Partners, Ltd............        1,656
                  56   Holly Corp......................        1,184
                 209 * HS Resources, Inc...............       13,794
               1,390 * Input/Output, Inc...............       13,622
                 386 * KCS Energy, Inc.................        2,046
                 441 * Nuevo Energy Co.................        7,232
                 242   Penn Virginia Corp..............        8,455
                 121 * Prize Energy Corp...............        2,239
                  93 * Remington Oil & Gas Corp........        1,389
                 369   St. Mary Land & Exploration, Co.        7,085
               5,550 * Swift Energy Co.................      128,816
                 856   Vintage Petroleum, Inc..........       15,280
                                                        ------------
                                                             221,619
                                                        ------------
                       PAPER/FOREST PRODUCTS - 0.63%
                 603 * Buckeye Technologies, Inc.......        6,904
                 794   Caraustar Industries, Inc.......        8,218
                  32 * Kadant, Inc.....................          443
               1,566   Longview Fibre Co...............       19,591
               3,201   Louisiana Pacific Corp..........       33,995
                 387   P.H. Glatfelter Co..............        6,169
                 425   Pope & Talbot, Inc..............        5,444
                 868   Potlatch Corp...................       28,644
                 833   Rayonier, Inc...................       38,735

        NUMBER                                                 MARKET
       OF SHARES                                               VALUE
       ------------------------------------------------------------------
                   PAPER/FOREST PRODUCTS - Continued
             454   Schweitzer-Mauduit International, Inc... $     10,601
             404   Standard Register Co....................        7,615
             361   Universal Forest Products, Inc..........        7,581
           1,419   Wausau-Mosinee Paper Corp...............       17,823
                                                            ------------
                                                                 191,763
                                                            ------------
                   PHOTOGRAPHY - 0.04%
              36 * Concord Camera Corp.....................          209
             166   CPI Corp................................        3,152
             374 * Lexar Media, Inc........................          396
              94 * Photronics, Inc.........................        2,243
           1,355   Polaroid Corp...........................        1,856
             572 * Ultratech Stepper, Inc..................        9,838
                                                            ------------
                                                                  17,694
                                                            ------------
                   POLLUTION CONTROL - 0.11%
           1,019   Calgon Carbon Corp......................        8,305
             185 * Catalytica Energy Systems, Inc..........        1,471
             152 * Cuno, Inc...............................        4,054
             264   Mine Safety Appliances Co...............        8,791
             199 * Newpark Resources, Inc..................        1,576
             397 * URS Corp................................        8,476
                                                            ------------
                                                                  32,673
                                                            ------------
                   PROFESSIONAL SPORTS - 0.02%
             384 * Championship Auto Racing Teams..........        5,806
                                                            ------------
                   PUBLISHING - NEWS - 0.10%
             377   Media General, Inc., Class A............       18,737
             253   Pulitzer, Inc...........................       12,524
                                                            ------------
                                                                  31,261
                                                            ------------
                   PUBLISHING/PRINTING - 0.41%
             754   Banta Corp..............................       22,612
           1,013   Bowne & Co., Inc........................       12,115
             308 * Consolidated Graphics, Inc..............        6,514
             591   John H. Harland Co......................       13,741
             820 * Journal Register Co.....................       14,498
             344   New England Business Service, Inc.......        7,000
             469 * R.H. Donnelley Corp.....................       14,070
             323 * Scholastic Corp.........................       12,574
              53 * ValueVision International, Inc., Class A          960
           1,169   Wallace Computer Services, Inc..........       19,698
                                                            ------------
                                                                 123,782
                                                            ------------

--------------------------------------------------------------------------------

                                                                             35
August 31, 2001
          SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED


         NUMBER                                               MARKET
        OF SHARES                                             VALUE
        ----------------------------------------------------------------
                    RAILROAD - 0.21%
              649   Florida East Coast Industries, Inc.... $     18,334
            1,789 * Kansas City Southern Industries, Inc..       23,257
            1,271 * Wisconsin Central Transport Corp......       21,620
                                                           ------------
                                                                 63,211
                                                           ------------
                    REAL ESTATE - 2.13%
              106 * American Realty Investors, Inc........        1,113
              151 * Avatar Holdings, Inc..................        3,803
           10,580   Brandywine Realty Trust...............      237,521
              476   Capital Automotive REIT...............        8,468
              452   Entertainment Properties Trust........        7,707
              293   Forest City Enterprises, Inc., Class A       15,397
              582 * Insignia Financial Group, Inc.........        6,460
            3,944 * La Quinta Properties, Inc.............       20,312
              674   LNR Property Corp.....................       22,235
              181   M/I Schottenstein Homes, Inc..........        7,282
               41 * Maui Land & Pineapple Co..............        1,091
               24 * Meritage Corp.........................        1,188
              242   Mission West Properties...............        3,243
               65   Newmark Homes Corp....................          805
           20,658   Republic Bancorp, Inc.................      292,311
              660   SL Green Realty Corp..................       19,338
                                                           ------------
                                                                648,274
                                                           ------------
                    REAL ESTATE INVESTMENT TRUSTS - 6.65%
              576   Acadia Realty Trust...................        3,980
              310   Alexandria Real Estate Equities.......       12,397
              407   Amli Residential Properties...........        9,772
            1,368   Annaly Mortgage Management, Inc.......       17,852
              969   Anthracite Capital, Inc...............       10,640
              495   Associated Estates Realty Corp........        4,851
              475   Bedford Property Investors, Inc.......        9,999
              527   Boykin Lodging Co.....................        6,061
            1,423   BRE Properties, Inc., Class A.........       44,753
              708   Burnham Pacific Properties............        3,561
            1,247   Cabot Industrial Trust................       26,087
            1,094   Camden Property Trust.................       41,408
              267   Capstead Mortgage Corp................        6,437
           10,425   CBL & Associates Properties...........      326,511
              519   CenterPoint Properties Corp...........       25,301
              292   Chateau Communities, Inc..............        8,614
               98   Chelsea Property Group, Inc...........        4,861
              448   Colonial Properties Trust.............       13,427
              935   Commercial Net Lease Realty...........       12,155
            1,454   Cornerstone Realty Income.............       15,718

           NUMBER                                           MARKET
          OF SHARES                                         VALUE
          ------------------------------------------------------------
                      REAL ESTATE INVESTMENT TRUSTS - Continued
                271   Corporate Office Properties Trust. $      2,848
                669 * Corrections Corp. of America......        9,734
                407 * Crestline Capital Corp............       12,454
                420   Crown American Realty Trust.......        3,490
              1,534   Developers Diversified Realty.....       28,686
                487   EastGroup Properties, Inc.........       10,763
              1,130   Equity Inns, Inc..................       10,317
                 35   Equity One, Inc...................          401
                329   Essex Property Trust, Inc.........       17,141
                940   Federal Realty Investment Trust...       21,385
                920   Felcor Lodging Trust, Inc.........       19,348
              1,210   First Industrial Realty Trust.....       38,200
                734   Gables Residential Trust..........       22,424
              9,895   Glenborough Realty Trust, Inc.....      205,321
                745   Glimcher Realty Trust.............       13,485
                375   Great Lakes REIT, Inc.............        6,454
                978   Health Care REIT, Inc.............       24,215
              1,244   Healthcare Realty Trust, Inc......       32,543
              1,652   Highwoods Properties, Inc.........       41,746
              5,940   Home Properties of New York, Inc..      188,001
              4,007   HRPT Properties Trust.............       34,981
              1,613 * Indymac Mortgage Holdings, Inc....       42,535
                708   Innkeepers USA Trust..............        8,107
                641   Investors Real Estate Trust.......        5,827
                930   IRT Property Co...................        9,784
              1,008   JDN Realty Corp...................       11,642
                913 * Jones Lang Lasalle, Inc...........       13,695
                320   JP Realty, Inc....................        7,264
                208   Keystone Property Trust...........        2,785
                750   Kilroy Realty Corp................       21,000
                822   Koger Equity, Inc.................       14,180
                575   Kramont Realty Trust..............        7,452
                374   LaSalle Hotel Properties..........        6,433
                482   Lexington Corp. Properties........        6,796
                955   Macerich Co.......................       23,636
                392   Mid Atlantic Realty Trust.........        5,272
                432   Mid-America Apartment
                       Communities, Inc.................       11,146
                 42   National Golf Properties, Inc.....          774
                637 * National Health Investors, Inc....        8,631
              1,418   Nationwide Health Properties, Inc.       26,247
                718   Pan Pacific Retail Properties.....       18,840
                256   Parkway Properties, Inc...........        8,197
                207   Pennsylvania Real Estate Investors        4,542
              1,190   Post Properties, Inc..............       45,399

           NUMBER                                            MARKET
          OF SHARES                                          VALUE
          -------------------------------------------------------------
                      REAL ESTATE INVESTMENT TRUSTS - Continued
                944   Prentiss Properties Trust.......... $     26,744
                178   Prime Group Realty Trust...........        2,570
                344   PS Business Parks, Inc.............        9,725
                904   Realty Income Corp.................       25,945
              1,029   Reckson Associates Realty Corp.,
                       Class B...........................       23,564
                192   Redwood Trust, Inc.................        4,462
                711   Regency Centers Corp...............       18,116
                764   RFS Hotel Investors, Inc...........       10,314
                277   Saul Centers, Inc..................        5,429
                398   Senior Housing Property Trust......        5,488
                917   Shurgard Storage Centers, Inc.,
                       Class A...........................       27,748
                374   Sovran Self Storage, Inc...........       10,023
                471   Storage USA, Inc...................       17,757
                766   Summit Properties, Inc.............       20,077
                458   Sun Communities, Inc...............       16,076
                883   Taubman Centers, Inc...............       11,876
                666   Thornburg Mortgage, Inc............       10,443
                701 * Trammell Crow Co...................        6,870
              3,107   United Dominion Realty Trust.......       45,052
                355   Universal Health Realty Income.....        8,165
                549   U.S. Restaurant Properties, Inc....        7,653
                863   Weingarten Realty Investors........       40,483
                262   Westfield America, Inc.............        4,231
                431   Winston Hotels, Inc................        4,271
                                                          ------------
                                                             2,021,588
                                                          ------------
                      RESTAURANTS - 1.30%
                329   Applebees International, Inc.......       10,627
              1,068   Bob Evans Farms, Inc...............       23,859
              1,697   CBRL Group, Inc....................       35,739
                371 * Jack in the Box, Inc...............       12,198
                469   Landry's Restaurants, Inc..........        8,114
                549   Lone Star Steakhouse & Saloon, Inc.        6,835
                688   Luby's, Inc........................        6,041
                186 * NPC International, Inc.............        2,146
                242 * O'Charley's, Inc...................        4,358
                 98 * Papa Johns International, Inc......        2,475
                935 * Ryan's Family Steak Houses.........       16,278
              8,500 * Sonic Corp.........................      257,465
                677 * Steak n Shake Company..............        6,736
                 96 * Triarc Companies, Inc., Class A....        2,381
                                                          ------------
                                                               395,252
                                                          ------------

--------------------------------------------------------------------------------

36
          SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                August 31, 2001


            NUMBER                                          MARKET
           OF SHARES                                        VALUE
           -----------------------------------------------------------
                       SAVINGS & LOAN - 1.93%
              10,842   American Financial Holdings, Inc. $    277,013
                 180   Andover Bancorp..................        8,897
                 319   Bank Mutual Corp.................        4,791
                 559 * BankUnited Financial Corp........        7,077
               1,736   Bay View Capital Corp............       12,933
                 368   Brookline Bancorp, Inc...........        5,557
                 868   Capitol Federal Financial........       16,969
                 493   CFS Bancorp, Inc.................        6,803
                 128   Coastal Bancorp, Inc.............        4,595
                 426   Dime Community Bancshares........       11,600
                 574   Downey Financial Corp............       27,409
                 338   F&M Bancorp......................        8,957
                 196   First Essex Bancorp, Inc.........        4,998
                 410   First Financial Holdings, Inc....        9,549
                 288   First Indiana Corp...............        7,381
                 472   First Place Financial Corp.......        6,797
                 821   First Sentinel Bancorp, Inc......       10,418
                 529   FirstFed Financial Corp..........       15,341
                 202   Flagstar Bancorp, Inc............        4,440
                 329   Flushing Financial Corp..........        5,240
                  33   Great Southern Bancorp, Inc......          931
                 469   Hudson River Bankcorp., Inc......        9,385
                 581 * Local Financial Corp.............        8,151
                 566   MAF Bancorp, Inc.................       17,523
                 395   New York Community Bancorp, Inc..       14,666
                 372   Northwest Bancorp, Inc...........        4,166
                 243   OceanFirst Financial Corp........        6,294
                 749   Provident Bankshares Corp........       15,632
                 762   Seacoast Financial Services Co...       12,001
                 230   St. Francis Capital Corp.........        4,860
                 916   Staten Island Bancorp, Inc.......       25,465
               1,011   United Community Financial Co....        7,502
                 259   WSFS Financial Corp..............        4,716
                                                         ------------
                                                              588,057
                                                         ------------
                       SCHOOLS - 0.05%
                 267 * School Specialty, Inc............        8,130
                 329 * Sylvan Learning Systems, Inc.....        8,337
                                                         ------------
                                                               16,467
                                                         ------------
                       SECURITIES RELATED - 0.09%
               1,008   Raymond James Financial, Inc.....       28,547
                                                         ------------

           NUMBER                                            MARKET
          OF SHARES                                          VALUE
          -------------------------------------------------------------
                      SEMICONDUCTOR EQUIPMENT - 0.03%
                153 * Brooks Automation, Inc............. $      6,633
                 21 * Dupont Photomasks..................          735
                243 * HI/FN, Inc.........................        2,287
                 62 * Trikon Technologies, Inc...........          666
                                                          ------------
                                                                10,321
                                                          ------------
                      SEMICONDUCTORS - 1.04%
              9,910 * Actel Corp.........................      223,471
                801 * Alliance Semiconductor Corp........        8,130
                119 * Anadigics, Inc.....................        1,827
                 85   Cohu, Inc..........................        1,691
                675 * Credence Systems Corp..............       11,394
                248 * Electroglas, Inc...................        4,085
                916   ESS Technology, Inc................       12,229
                141 * Exar Corp..........................        2,855
                787 * FSI International, Inc.............       12,403
                 96 * On Semiconductor Corp..............          318
                493 * Pericom Semiconductor Corp.........        8,322
                 44 * PLX Technology, Inc................          354
                199 * Supertex, Inc......................        3,150
                317 * Three-Five Systems, Inc............        6,023
                536 * Zoran Corp.........................       18,412
                                                          ------------
                                                               314,664
                                                          ------------
                      TELECOMMUNICATIONS - 0.73%
                307   ABM Industries, Inc................       10,607
                853   Adelphia Business Solutions........        1,437
                580 * Adtran, Inc........................       13,427
                915 * Alamosa PCS Holdings, Inc..........       14,393
                282 * Alaska Communication Systems
                       Holdings, Inc.....................        2,391
                122 * Alliance Fiber Optic Products, Inc.          215
                 83 * Anaren Microwave, Inc..............        1,588
              1,980 * Andrew Corp........................       40,273
                 26 * Anicom, Inc........................            0
              1,445 * Aspect Communications Corp.........        6,950
                572 * AT&T Latin America Corp., Class A..        1,556
                103 * Boston Communications Group, Inc...        1,756
                 58 * Carrier Access Corp................          216
                169 * CELERITEK, Inc.....................        2,577
                104 * Centennial Communications Corp.....        1,215
                306 * Choice One Communications, Inc.....        1,395
                 28   Conestoga Enterprises, Inc.........          981
                720 * Copper Mountain Networks, Inc......        1,087

          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         --------------------------------------------------------------
                     TELECOMMUNICATIONS - Continued
               477   CT Communications, Inc.............. $      8,328
               370 * DiamondCluster International, Inc...        3,996
               727 * Ditech Communications Corp..........        4,660
               959 * DMC Stratex Networks, Inc...........        9,130
               310 * Dobson Communications Corp..........        4,573
               974 * Dycom Industries, Inc...............       14,113
               124 * General Communication, Inc..........        1,340
               291 * Golden Telecom, Inc.................        2,939
                61   Hickory Tech Corp...................        1,059
             1,009 * Ibasis, Inc.........................        1,110
               954 * IDT Corp............................       11,591
               189 * IMPSAT Fiber Networks, Inc..........           68
               538   Inter-Tel, Inc......................        8,608
               424 * ITC Deltacom, Inc...................          683
               199 * Lodgenet Entertainment Corp.........        4,296
               161 * MasTec, Inc.........................        1,618
               529 * Network Plus Corp...................        1,153
               515 * NMS Communucations Corp.............        1,452
               347   North Pittsburgh Systems, Inc.......        4,907
               347 * Ntelos, Inc.........................        5,767
               225 * Ominsky Corp........................          160
                39 * Optical Communication Products, Inc.          153
               137 * Peco II, Inc........................          762
                59 * Proxim, Inc.........................          668
               896 * RCN Corp............................        3,055
               162 * Signalsoft Corp.....................          723
               896 * Spectrasite Holdings, Inc...........        2,473
               264 * Sunrise Telecom, Inc................        1,571
             1,856 * Terayon Communication Systems, Inc..        7,740
               583 * Ubiquitel, Inc......................        5,713
               401 * US Unsired, Inc.....................        4,495
               557 * Western Multiplex Corp., Class A....        1,883
               122 * WJ Communications, Inc..............          403
                                                          ------------
                                                               223,254
                                                          ------------
                     TEXTILE - PRODUCTS - 1.04%
               630   G & K Services, Inc., Class A.......       17,609
               433 * Lydall, Inc.........................        4,326
               354 * Quaker Fabric Corp..................        2,896
               711   Russell Corp........................       12,158
               348   Springs Industries, Inc., Class A...       15,970
             1,546 * Unifi, Inc..........................       15,166
            16,372   Wellman, Inc........................      245,580
               714   WestPoint Stevens Inc., Class A.....        1,649
                                                          ------------
                                                               315,354
                                                          ------------

--------------------------------------------------------------------------------

                                                                             37
August 31, 2001
          SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED


          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         --------------------------------------------------------------
                     TOBACCO - 0.19%
             1,274   DIMON, Inc.......................... $      9,428
               312   Standard Commercial Corp............        5,803
               651   Universal Corp......................       27,622
               324   Vector Group, Ltd...................       14,567
                                                          ------------
                                                                57,420
                                                          ------------
                     TRUCKERS - 1.15%
               600   Arnold Industries, Inc..............       12,864
               513 * Consolidated Freightways Corp.......        2,837
               189 * Covenant Transport, Inc.............        2,854
               213 * Heartland Express, Inc..............        5,772
             2,900 * Landstar System, Inc................      215,383
               365   Roadway Express, Inc................       10,486
               663 * Swift Transportation Co., Inc.......       14,314
               805   USFreightways Corp..................       29,302
               858   Werner Enterprises, Inc.............       19,219
               322 * Xtra Corp...........................       17,697
               741 * Yellow Corp.........................       19,718
                                                          ------------
                                                               350,446
                                                          ------------
                     TRUCKING & LEASING - 0.05%
               528 * Arkansas Best Corp..................       14,029
                                                          ------------
                     UTILITIES - ELECTRIC - 3.11%
                40 * American Superconductor Corp........          520
               354   Central Vermont Public Service Corp.        6,418
             1,275   Cleco Corp..........................       27,795
             1,714   DQE, Inc............................       36,337
             1,576 * El Paso Electric Co.................       23,482
               540   Empire District Electric Co.........       11,027
               289 * H Power Corp........................          959
               995   Hawaiian Electric Industries, Inc...       39,482
               455   Madison Gas & Electric Co...........       10,925
               187 * Millennium Cell, Inc................          944
             2,078   Montana Power Co....................       14,650
             1,272 * Newpower Holdings, Inc..............        5,088
            11,926   Northwestern Corp...................      264,161
               485   Otter Tail Power Co.................       13,750
             1,200   Public Service Co. of New Mexico....       34,080
             1,059   RGS Energy Group, Inc...............       40,824
            12,607   Sierra Pacific Resources............      213,689
             8,755   UniSource Energy Corp...............      145,333

          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         --------------------------------------------------------------
                     UTILITIES - ELECTRIC - Continued
               380   United Illuminating Co............... $    18,734
             1,426   WGL Holdings, Inc....................      38,516
                                                           -----------
                                                               946,714
                                                           -----------
                     UTILITIES - GAS, DISTRIBUTION - 0.38%
             1,668   AGL Resources, Inc...................      35,528
               790   Energen Corp.........................      20,066
               768   Northwest Natural Gas Co.............      19,200
               421   NUI Corp.............................       9,464
               930   Piedmont Natural Gas Co., Inc........      30,271
                39 * Southwestern Energy Co...............         488
                                                           -----------
                                                               115,017
                                                           -----------
                     UTILITIES - GAS, PIPELINE - 0.23%
             1,627   ONEOK, Inc...........................      26,357
             1,085   Peoples Energy Corp..................      42,640
                                                           -----------
                                                                68,997
                                                           -----------
                     UTILITIES - MISCELLANEOUS - 0.22%
               543 * Casella Waste Systems, Inc...........       6,321
               517   CH Energy Group, Inc.................      21,249
             1,957 * Encompass Services Corp..............      12,153
               114   Walter Industries, Inc...............       1,300
               813   WPS Resources Corp...................      27,154
                                                           -----------
                                                                68,177
                                                           -----------
                     WATER SERVICES - 0.18%
               309   American States Water Co.............      11,696
               432   California Water Service Group.......      11,232
                27   Middlesex Water Co...................         904
               934   Philadelphia Suburban Corp...........      25,778
                57   SJW Corp.............................       4,896
                                                           -----------
                                                                54,506
                                                           -----------
                     TOTAL COMMON STOCK
                     (Cost $25,996,604)...................  26,550,524
                                                           -----------
                     PREFERRED STOCK - 0.00%
                     FINANCIAL SERVICES - 0.00%
               100 * O'Sullivan Industries Holdings, Inc..          36

                                                           -----------
                     REAL ESTATE INVESTMENT
                     TRUSTS - 0.00%
                41   Corrections Corp. of America.........         588

                                                           -----------

       NUMBER                                                   MARKET
      OF SHARES                                                 VALUE
      ---------------------------------------------------------------------
                      TELECOMMUNICATIONS - 0.00%
              22      Superior Trust I...................... $        161

                                                             ------------
                      TOTAL PREFERRED STOCK
                      (Cost $1,589).........................          785

                                                             ------------
                      EXCHANGE-TRADED FUNDS - 4.83%
          11,600      iShares Russell 2000 Value Index Fund
                        (Cost $1,469,247)...................    1,467,284

                                                             ------------
         PAR
        VALUE
      ----------
                      SHORT-TERM INVESTMENTS - 9.57%
                      U. S. TREASURY BILLS - 0.46%
      $  140,000      3.51% due 09/06/01....................      139,931

                                                             ------------
                      REPURCHASE AGREEMENT - 9.11%
       2,771,000      State Street Bank, 3.55% dated
                       08/31/01, to be repurchased at
                       $2,772,093 on 09/04/01,
                       collateralized by Federal Home
                       Loan Bank Bonds, zero coupon,
                       02/15/02, with a market value of
                       $2,856,498...........................    2,771,000

                                                             ------------
                      TOTAL SHORT-TERM INVESTMENTS
                      (Cost $2,910,931).....................    2,910,931

                                                             ------------
                      TOTAL INVESTMENTS
                      (Cost $30,378,371) - 101.73%..........   30,929,524

                                                             ------------
                      Other assets and liabilities - (1.73%)     (526,251)

                                                             ------------
                      NET ASSETS - 100.00%.................. $ 30,403,273

                                                             ------------

                      * Non-income producing
                      +Securities represent an investment
                      in affiliated companies

                                                              UNREALIZED
      CONTRACTS                                              DEPRECIATION
      ---------------------------------------------------------------------
                      FUTURES CONTRACTS PURCHASED/(1)/
                      (Delivery month/Value at 08/31/01)
               5/(2)/ Russell 2000 Futures
                       (September/$469)..................... $    (64,475)

                                                             ------------

/(1)/U.S. Treasury Bills with a market value of $139,931 were maintained in a segregated account with a portion placed as collateral for futures contracts. /(2)/Per 500.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

38
                         AG SOCIALLY RESPONSIBLE FUND
                                                                August 31, 2001



                        Average Annual Total Return/(a)/
                        ---------------------------------
                         1 Year      Since Inception*
                        ---------------------------------
                        (24.43%)          3.57%

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                                    [CHART]

 Growth 0f $10,000 Investment 9/21/98 to 8/31/2000

              Socially
              Responsible    S&P 500
              Fund           Fund
              ----------     ----------
9/21/1998     $10,000.00     $10,000.00
12/31/1998     12,024.70      12,051.89
4/30/1999      13,038.47      13,142.26
8/31/1999      12,783.09      13,056.71
12/31/1999     14,199.95      14,588.45
4/28/2000      14,068.44      14,474.04
8/31/2000      14,671.64      15,187.74
12/29/2000     12,889.21      13,260.26
4/30/2001      12,059.77      12,596.53
8/31/2001      11,086.75      11,483.64

Fiscal Year Ended August 31


Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


                                Top 10 Holdings
---------------------------------------

                    1. General Electric Co............ 3.71%
                    2. Microsoft Corp................. 2.95%
                    3. Pfizer, Inc.................... 2.47%
                    4. Citigroup, Inc................. 2.12%
                    5. Johnson & Johnson.............. 2.04%
                    6. International Business Machines 1.95%
                    7. SBC Communications, Inc........ 1.94%
                    8. AOL Time Warner, Inc........... 1.88%
                    9. Wal-Mart Stores, Inc........... 1.82%
                   10. Merck & Co., Inc............... 1.75%

MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
For the 12 months ending August 31, 2001, the AG Socially Responsible Fund (-24.43%) closely tracked the S&P 500 benchmark index (-24.39%). This performance placed the fund 47/th/ out of 105 funds, 45/th/ percentile, compared to similarly managed funds, according to Lipper Analytical Services.

What were the dominant portfolio themes?
Over this period, portfolio risk was reduced through increased diversification and a focus on owning companies with better relative value than the overall market. In addition, a conscientious effort was made to favor those companies having the best earnings visibility. Given the incredible bull market run of large capitalization growth stocks during the 1990's, the smaller capitalization value stocks held much broader appeal. This capitalization decision served the fund extremely well over the period.

Which portfolio holdings most enhanced the Fund's performance?
Fund performance was also helped by positions in several telecommunications companies. Verizon Communications (VZ), SBC Communications (SBC) and Bellsouth Corp. (BLS) all contributed positively to portfolio outperformance. An overweight in the medical services industry also provided positive incremental performance to the fund as names like Tenet Healthcare (THC) and United Healthcare (UNH) performed very well relative to the overall market.

Were there any disappointments in the Fund?
On the disappointing side, many of the prohibited stocks and industries performed very well over the period. In particular, tobacco companies posted impressive returns as the litigious clouds began to lift for those companies and investors sought out stable cash flow generators. RJ Reynolds Tobacco's stock price increased 72% over the one year period while Philip Morris' rose 68% beating the S&P 500 index by nearly 100%.

The equity market in general, and the large cap market in particular, suffered from continued disintermediation, with the S&P 500 index returning -24.39% over the last 12 months ending August 31, 2001. Over the same period, small capitalization stocks returned -11.6%. This selling was particularly strong within the technology sector, which was down nearly 60%. The fund was impacted negatively due to an overweighting to several high quality technology stocks.

In spite of the major selling within the technology sector and the strong performance of many industries prohibited for purchase into the fund, performance was respectable, closely tracking the benchmark S&P 500 index. Thoughtful portfolio strategy and a tilt towards value stocks helped guide the fund through the difficult market environment.

What is your outlook for the next fiscal period?
Over the next fiscal period, prospects for the market are uncertain as companies continue to report very poor earnings while economic data present a mixed picture. However, the Federal Reserve's eight interest rate cuts, strong increases in the monetary base and further government stimulus packages could provide support to the market and the economy over the next year.

--------------------------------------------------------------------------------

                                                                             39
August 31, 2001
            AG SOCIALLY RESPONSIBLE FUND - SCHEDULE OF INVESTMENTS


            NUMBER                                         MARKET
           OF SHARES                                       VALUE
           ----------------------------------------------------------
                       COMMON STOCK - 94.34%
                       ADVERTISING - 0.51%
                 760   Omnicom Group, Inc............... $    59,120
                                                         -----------
                       AIRLINES - 0.29%
               1,050 * AMR Corp.........................      33,589
                                                         -----------
                       APPLIANCES/FURNISHINGS - 0.14%
                 240   Whirlpool Corp...................      15,844
                                                         -----------
                       AUTO - ORIGINAL EQUIPMENT - 0.09%
                 500   Autoliv, Inc.....................       9,945
                                                         -----------
                       AUTO - REPLACEMENT PARTS - 0.45%
                 500 * AutoZone, Inc....................      23,100
                 250 * SPX Corp.........................      29,063
                                                         -----------
                                                              52,163
                                                         -----------
                       BANKS - NEW YORK CITY - 2.46%
                 980   Bank of New York Co., Inc........      38,906
               5,392   Citigroup, Inc...................     246,684
                                                         -----------
                                                             285,590
                                                         -----------
                       BANKS - OTHER - 3.96%
               2,170   Bank of America Corp.............     133,455
                 630   Commerce Bancshares..............      25,446
               1,246   FleetBoston Financial Corp.......      45,890
               2,500   J.P. Morgan Chase and Co.........      98,500
               1,270   Mellon Financial Corp............      44,768
                 560   Providian Financial Corp.........      21,874
                 770   Union Planters Corp..............      34,265
               1,210   Wells Fargo Co...................      55,672
                                                         -----------
                                                             459,870
                                                         -----------
                       BANKS - REGIONAL - 2.44%
               1,620   BankOne Corp.....................      56,198
               2,000   GreenPoint Financial Corp........      78,840
                 600   PNC Financial Services...........      39,954
                 380 * Silicon Valley Bancshares........       8,497
               1,050   SunTrust Banks, Inc..............      71,715
                 500   Trustmark Corp...................      11,200
                 420   Westamerica Bankcorporation......      16,414
                                                         -----------
                                                             282,818
                                                         -----------
                       BEVERAGE - SOFT DRINKS - 2.02%
               2,150   Coca-Cola Co.....................     104,641
               2,772   PepsiCo, Inc.....................     130,284
                                                         -----------
                                                             234,925
                                                         -----------

             NUMBER                                        MARKET
            OF SHARES                                      VALUE
            ---------------------------------------------------------
                        BROADCASTING - 1.19%
                  140   Cablevision Systems Corp........ $     6,538
                  240 * Clear Channel Communications....      12,065
                1,320 * Comcast Corp., Class A..........      48,352
                  500 * Cox Communications, Inc.........      19,880
                1,203 * Viacom, Inc., Class B...........      51,007
                                                         -----------
                                                             137,842
                                                         -----------
                        BUILDING MATERIALS - 0.26%
                  800   Lowe's Companies, Inc...........      29,760
                                                         -----------
                        CHEMICAL - MAJOR - 0.63%
                  750   Borg Warner, Inc................      38,325
                  650   PPG Industries, Inc.............      35,178
                                                         -----------
                                                              73,503
                                                         -----------
                        CHEMICAL - MISCELLANEOUS - 0.73%
                1,250 * W.R. Grace & Co.................       2,025
                1,010   Praxair, Inc....................      47,541
                  760   Sigma Aldrich Corp..............      34,663
                                                         -----------
                                                              84,229
                                                         -----------
                        CONGLOMERATES - 1.42%
                  770   ITT Industries, Inc.............      34,766
                2,506   Tyco International, Ltd.........     130,186
                                                         -----------
                                                             164,952
                                                         -----------
                        CONSUMER FINANCE - 1.55%
                  500 * AmeriCredit Corp................      23,080
                1,000   Eaton Vance Corp................      33,100
                1,050   Household International, Inc....      62,055
                1,790   MBNA Corp.......................      62,220
                                                         -----------
                                                             180,455
                                                         -----------
                        COSMETICS/TOILETRIES - 0.30%
                  760   Avon Products, Inc..............      35,059
                                                         -----------
                        DRUGS - 8.86%
                  500   Allergan, Inc...................      36,125
                  420 * Barr Laboratories, Inc..........      35,171
                3,250   Bristol Myers Squibb Co.........     182,455
                1,630   Eli Lilly and Co................     126,537
                1,257 * IVAX Corp.......................      42,311
                3,130   Merck & Co., Inc................     203,763
                7,500   Pfizer, Inc.....................     287,325
                3,010   Schering-Plough Corp............     114,771
                                                         -----------
                                                           1,028,458
                                                         -----------

          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         --------------------------------------------------------------
                     ELECTRONIC EQUIPMENT - 4.81%
               230 * Amphenol Corp........................ $     9,299
             1,260   Emerson Electric Co..................      67,536
            10,520   General Electric Co..................     431,110
             1,370 * Kemet Corp...........................      24,934
               512   Molex, Inc...........................      16,164
               280 * Teradyne, Inc........................       9,178
                                                           -----------
                                                               558,221
                                                           -----------
                     ELECTRONIC INSTRUMENTS - 0.45%
             1,000 * Arrow Electronics, Inc...............      26,790
               530 * Sensormatic Electronics Corp.........      12,412
               545 * Vishay Intertechnology, Inc..........      12,715
                                                           -----------
                                                                51,917
                                                           -----------
                     ENTERTAINMENT - 3.50%
             5,830 * AOL Time Warner, Inc.................     217,751
             1,510   Carnival Corp., Class A..............      47,233
             2,380   Mattel, Inc..........................      42,816
               760 * Metro-Goldwyn-Mayer, Inc.............      12,920
             3,370   Walt Disney Co.......................      85,699
                                                           -----------
                                                               406,419
                                                           -----------
                     FINANCIAL SERVICES - 0.78%
             2,120   John Hancock Financial Service.......      84,694
               200   Waddell & Reed Financial, Inc........       6,276
                                                           -----------
                                                                90,970
                                                           -----------
                     FOODS - 1.34%
               880   Campbell Soup Co.....................      24,807
             1,940   ConAgra, Inc.........................      44,523
               420   H. J. Heinz Co.......................      18,976
               500   Hershey Foods Corp...................      32,240
             1,070   Sara Lee Corp........................      23,540
               200 * Suiza Foods Corp.....................      11,596
                                                           -----------
                                                               155,682
                                                           -----------
                     GOVERNMENT SPONSORED - 2.25%
             1,870   Federal Home Loan Mortgage Corp......     117,586
             1,880   Federal National Mortgage Association     143,274
                                                           -----------
                                                               260,860
                                                           -----------
                     HEALTHCARE - 0.51%
             1,250   IMS Health, Inc......................      33,275
               870 * Oxford Health Plans, Inc.............      26,083
                                                           -----------
                                                                59,358
                                                           -----------

--------------------------------------------------------------------------------

40
      AG SOCIALLY RESPONSIBLE FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                August 31, 2001


              NUMBER                                      MARKET
             OF SHARES                                    VALUE
             -------------------------------------------------------
                         HOME BUILDERS - 0.11%
                   350   Pulte Corp.................... $    13,247
                                                        -----------
                         HOSPITAL MANAGEMENT - 0.86%
                 1,010   HCA, The Healthcare Company...      46,198
                   400 * Orthodontic Centers of America      11,060
                   760 * Tenet Healthcare Corp.........      42,119
                                                        -----------
                                                             99,377
                                                        -----------
                         HOSPITAL SUPPLIES - 3.57%
                 2,510   Abbott Laboratories...........     124,747
                 4,500   Johnson & Johnson.............     237,195
                   760 * St Jude Medical, Inc..........      52,288
                                                        -----------
                                                            414,230
                                                        -----------
                         HOUSEHOLD PRODUCTS - 1.65%
                 1,150   Colgate-Palmolive Co..........      62,272
                 1,750   Procter & Gamble Co...........     129,763
                                                        -----------
                                                            192,035
                                                        -----------
                         HUMAN RESOURCES - 0.20%
                   760   Manpower, Inc.................      23,422
                                                        -----------
                         INFORMATION PROCESSING - 0.19%
                   670 * Quanta Services, Inc..........      12,053
                   720 * Sybase, Inc...................       9,915
                                                        -----------
                                                             21,968
                                                        -----------
                         INFORMATION PROCESSING -
                         BUSINESS SOFTWARE - 3.68%
                   250 * Inktomi Corp..................         990
                 6,010 * Microsoft Corp................     342,871
                   735 * Openwave Systems, Inc.........      11,789
                 4,560 * Oracle Corp...................      55,678
                   547 * Veritas Software Corp.........      15,709
                                                        -----------
                                                            427,037
                                                        -----------
                         INFORMATION PROCESSING -
                         COMPUTER HARDWARE - 0.86%
                 1,630   Compaq Computer Corp..........      20,131
                 1,000 * Dell Computer Corp............      21,380
                   300 * Lexmark International Group...      15,615
                 3,760 * Sun Microsystems, Inc.........      43,052
                                                        -----------
                                                            100,178
                                                        -----------

         NUMBER                                               MARKET
        OF SHARES                                             VALUE
        ----------------------------------------------------------------
                    INFORMATION PROCESSING -
                    COMPUTER SERVICES - 1.90%
              620 * Ariba, Inc............................. $     1,414
              930   Automatic Data Processing, Inc.........      48,136
              670 * Ceridian Corp..........................      13,032
              760   Electronic Data Systems Corp...........      44,824
            1,270   First Data Corp........................      83,630
              800   Paychex, Inc...........................      29,656
                                                            -----------
                                                                220,692
                                                            -----------
                    INFORMATION PROCESSING -
                    CONSUMER SOFTWARE - 0.18%
              550 * Intuit, Inc............................      20,779
                                                            -----------
                    INFORMATION PROCESSING -
                    DATA SERVICES - 3.22%
              260   Adobe Systems, Inc.....................       8,739
            2,130 * Cendant Corp...........................      40,619
              390   Computer Associates International, Inc.      12,110
            2,240   EMC Corp...............................      34,630
            1,630   Hewlett Packard Co.....................      37,832
            2,260   International Business Machines........     226,000
            1,000 * Paxar Corp.............................      13,150
               30 * Symantec Corp..........................       1,290
                                                            -----------
                                                                374,370
                                                            -----------
                    INFORMATION PROCESSING -
                    NETWORKING - 1.07%
            6,750 * Cisco Systems, Inc.....................     110,228
            1,000 * Juniper Networks, Inc..................      14,000
                                                            -----------
                                                                124,228
                                                            -----------
                    INSURANCE - CASUALTY - 0.44%
              750   Chubb Corp.............................      50,625
                                                            -----------
                    INSURANCE - LIFE - 0.64%
              840   Lincoln National Corp..................      41,882
              760   Torchmark Corp.........................      32,103
                                                            -----------
                                                                 73,985
                                                            -----------
                    INSURANCE - MISCELLANEOUS - 0.04%
               80   PMI Group, Inc.........................       5,216
                                                            -----------

           NUMBER                                           MARKET
          OF SHARES                                         VALUE
          ------------------------------------------------------------
                      INSURANCE - MULTILINE - 2.81%
                760   AFLAC, Inc......................... $    20,915
              1,260   Allstate Corp......................      42,752
              1,129   American International Group, Inc.+      88,288
              1,500   CIGNA Corp.........................     135,000
                350   Hartford Financial Services Group..      22,680
                620   Old Republic International Corp....      16,647
                                                          -----------
                                                              326,282
                                                          -----------
                      LODGING - 0.63%
              3,260   Hilton Hotels Corp.................      41,435
              2,520   Host Marriott Corp.................      32,256
                                                          -----------
                                                               73,691
                                                          -----------
                      MACHINERY - CONSTRUCTION &
                      CONTRACTS -  0.19%
                500   Lennar Corp........................      22,275
                                                          -----------
                      MACHINERY -
                      INDUSTRIAL/SPECIALTY - 1.34%
                380 * American Standard Companies, Inc...      26,543
                120   Cooper Industries, Inc.............       6,738
                760   Dover Corp.........................      27,299
                760   Johnson Controls, Inc..............      55,670
              1,250   Tidewater, Inc.....................      38,888
                                                          -----------
                                                              155,138
                                                          -----------
                      MEDICAL TECHNOLOGY - 0.17%
                240 * Genentech, Inc.....................      11,016
                325 * Zimmer Holdings, Inc...............       8,840
                                                          -----------
                                                               19,856
                                                          -----------
                      MERCHANDISE - DRUG - 0.82%
                770   CVS Corp...........................      27,805
                500 * Express Scripts, Inc...............      26,760
              1,200   Walgreen Co........................      41,220
                                                          -----------
                                                               95,785
                                                          -----------
                      MERCHANDISE - SPECIALTY - 2.10%
                230 * Best Buy Co., Inc..................      13,565
                760 * BJ's Wholesale Club, Inc...........      37,240
              2,500   Home Depot, Inc....................     114,875
              1,500   TJX Companies, Inc.................      52,650
              1,050 * Toys R Us, Inc.....................      25,127
                                                          -----------
                                                              243,457
                                                          -----------

--------------------------------------------------------------------------------

                                                                             41
August 31, 2001
      AG SOCIALLY RESPONSIBLE FUND - SCHEDULE OF INVESTMENTS -  CONTINUED


           NUMBER                                            MARKET
          OF SHARES                                          VALUE
          -------------------------------------------------------------
                      MERCHANDISING - DEPARTMENT - 1.26%
                620 * Federated Dept Stores, Inc.......... $    22,512
              2,260   May Department Stores Co............      76,049
              1,380   Target Corp.........................      47,817
                                                           -----------
                                                               146,378
                                                           -----------
                      MERCHANDISING - FOOD - 0.70%
              1,520 * Safeway, Inc........................      68,568
                470   SYSCO Corp..........................      13,169
                                                           -----------
                                                                81,737
                                                           -----------
                      MERCHANDISING - MASS - 2.19%
              1,010   Sears Roebuck and Co................      43,177
              4,390   Wal-Mart Stores, Inc................     210,940
                                                           -----------
                                                               254,117
                                                           -----------
                      MISCELLANEOUS - 0.74%
                520 * Agilent Technologies, Inc...........      13,780
              1,250   AVX Corp............................      26,437
                820   United Parcel Service, Inc., Class B      45,289
                                                           -----------
                                                                85,506
                                                           -----------
                      NATURAL GAS - DIVERSIFIED - 0.19%
              1,000   Questar Corp........................      22,639
                                                           -----------
                      OIL - INTEGRATED DOMESTIC - 0.61%
              1,660   Ashland Oil, Inc....................      70,383
                                                           -----------
                      OIL - SERVICE - PRODUCTS - 0.24%
                600 * BJ Services Co......................      13,458
                330 * Cooper Cameron Corp.................      14,273
                                                           -----------
                                                                27,731
                                                           -----------
                      OIL - SERVICES - 1.08%
              2,000   Baker Hughes, Inc...................      65,880
                550   Halliburton Co......................      15,323
                500 * Rowan Companies, Inc................       7,775
                740   Schlumberger, Ltd...................      36,260
                                                           -----------
                                                               125,238
                                                           -----------
                      OIL/GAS PRODUCERS - 0.33%
              1,260   Helmerich & Payne, Inc..............      38,506
                                                           -----------
                      PAPER/FOREST PRODUCTS - 1.35%
                250   Bowater, Inc........................      11,860
              1,770   Kimberly-Clark Corp.................     109,829
                760   Rayonier, Inc.......................      35,340
                                                           -----------
                                                               157,029
                                                           -----------

            NUMBER                                          MARKET
           OF SHARES                                        VALUE
           -----------------------------------------------------------
                       POLLUTION CONTROL - 0.10%
                 630 * Allied Waste Industries, Inc...... $    11,422
                                                          -----------
                       PUBLISHING - NEWS - 1.49%
               1,280   Gannett Co., Inc..................      78,925
               1,260   Hollinger International, Inc......      16,443
                 770   Knight-Ridder, Inc................      46,662
                 480   Scripps Co........................      31,416
                                                          -----------
                                                              173,446
                                                          -----------
                       PUBLISHING/PRINTING - 0.26%
                 500   McGraw-Hill Companies, Inc........      29,625
                                                          -----------
                       RAILROAD - 0.71%
               1,270   Burlington Northern Santa Fe......      34,430
                 900   Union Pacific Corp................      47,943
                                                          -----------
                                                               82,373
                                                          -----------
                       RESTAURANTS - 0.15%
                 620   Darden Restaurants, Inc...........      17,744
                                                          -----------
                       SAVINGS & LOAN - 1.29%
               1,260   Golden State Bancorp, Inc.........      37,825
               3,005   Washington Mutual, Inc............     112,507
                                                          -----------
                                                              150,332
                                                          -----------
                       SECURITIES RELATED - 0.42%
                 745   Lehman Brothers Holdings, Inc.....      48,908
                                                          -----------
                       SEMICONDUCTOR EQUIPMENT - 0.28%
                 760 * Applied Materials, Inc............      32,747
                                                          -----------
                       SEMICONDUCTORS - 4.05%
               1,250 * Advanced Micro Devices, Inc.......      16,938
                 380 * Analog Devices, Inc...............      18,156
                 750 * Cirrus Logic, Inc.................      10,605
                  80 * Cypress Semiconductor Corp........       1,729
               1,000 * Fairchild Semiconductor Corp......      21,570
                 320 * Integrated Device Technology, Inc.       9,949
               7,010   Intel Corp........................     196,000
                 400 * LSI Logic Corp....................       8,100
                 630 * Micron Technology, Inc............      23,694
               3,290   Motorola, Inc.....................      57,245
                 510 * National Semiconductor Corp.......      16,856
               1,640   Rockwell International Corp.......      26,322
               1,900   Texas Instruments, Inc............      62,890
                                                          -----------
                                                              470,054
                                                          -----------

          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         --------------------------------------------------------------
                     TELECOMMUNICATIONS - 4.37%
             1,330   Alltel Corp.......................... $    77,140
             3,496   AT&T Corp............................      66,564
            1,125 *  AT&T Wireless Services, Inc..........      17,438
               655   Global Crossing, Ltd.................       2,771
             3,130   Lucent Technologies, Inc.............      21,346
               480 * Nextel Communications, Inc...........       5,798
             3,730   Nortel Networks Corp.................      23,350
               600 * QUALCOMM, Inc........................      35,310
               801   Qwest Communications International...      17,222
               500   Scientific-Atlanta, Inc..............      10,270
               430 * Tellabs, Inc.........................       5,727
             3,267   Verizon Communications...............     163,350
             4,765   Worldcom, Inc........................      61,278
                 1 * WorldCom Inc.-Worldcom Group.........          13
                                                           -----------
                                                               507,577
                                                           -----------
                     UTILITIES - COMMUNICATION - 3.39%
             3,400   BellSouth Corp.......................     126,820
             5,506   SBC Communications, Inc..............     225,250
             1,000   Sprint Corp., FON Group..............      23,340
               720 * Sprint Corp., PCS Group..............      17,986
                                                           -----------
                                                               393,396
                                                           -----------
                     UTILITIES - ELECTRIC - 1.04%
             1,000   DQE, Inc.............................      21,200
             2,000 * Mirant Corp..........................      57,300
             1,080   OGE Energy Corp......................      23,706
               760   Puget Sound Energy, Inc..............      18,833
                                                           -----------
                                                               121,039
                                                           -----------
                     UTILITIES - GAS, DISTRIBUTION - 0.34%
               760   AGL Resources, Inc...................      16,188
               480   National Fuel Gas Co.................      22,949
                                                           -----------
                                                                39,137
                                                           -----------
                     UTILITIES - GAS, PIPELINE - 0.15%
               380   ONEOK, Inc...........................       6,156
               300   Peoples Energy Corp..................      11,790
                                                           -----------
                                                                17,946
                                                           -----------
                     TOTAL COMMON STOCK
                     (Cost $11,933,553)...................  10,954,432
                                                           -----------

--------------------------------------------------------------------------------

42
      AG SOCIALLY RESPONSIBLE FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                August 31, 2001


         PAR                                                  MARKET
        VALUE                                                 VALUE
       ------------------------------------------------------------------
                SHORT-TERM INVESMENTS - 5.72%
                REPURCHASE AGREEMENT - 5.21%
       $605,000 State Street Bank, 3.55% dated 08/31/01, to
                 be repurchased at $605,239 on 09/04/01,
                 collateralized by Federal Home Loan Bank
                 Bonds, zero coupon, 2/15/02, with a
                 market value of $625,475.................. $   605,000
                                                            -----------
                U. S. TREASURY BILLS - 0.51%
         60,000 3.51%, 09/06/01............................      59,970
                                                            -----------
                TOTAL SHORT-TERM INVESTMENTS
                (Cost $664,970)............................     664,970
                                                            -----------
                TOTAL INVESTMENTS
                (Cost $12,598,523) - 100.06%...............  11,619,402
                                                            -----------
                Other assets less liabilities - (0.06%)....      (7,318)
                                                            -----------
                NET ASSETS - 100.00%....................... $11,612,084
                                                            -----------
                *Non-income producing
                +Security represents an investment in an
                 affiliated company



                                                        UNREALIZED
          CONTRACTS                                    DEPRECIATION
          ------------------------------------------------------------
                    FUTURES CONTRACTS PURCHASED(1)
                    (Delivery month/Value at 08/31/01)
            12(2)     E-Mini S&P 500 Index Futures
                      (September 2001/$1,135)......... $     (58,878)
                                                       -------------

(1)U.S. Treasury Bills with a market value of $59,970 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)Per 50.

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                                             43
August 31, 2001
                            AG HIGH YIELD BOND FUND



                        Average Annual Total Return/(a)/
                        ---------------------------------
                        1 Year       Since Inception*
                        ---------------------------------
                        (2.20%)           3.06%

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                                    [CHART]

Growth of $10,000 Investment from 9/21/98 to 8/31/2000


                High Yield      Salomon Bros High
                Bond Fund       Yield Market Index
                ----------      ------------------
9/21/1998       $10,000.00      $10,000.00
12/31/1998       10,553.79       10,349.80
4/30/1999        10,912.94       10,724.63
8/31/1999        10,539.62       10,429.99
12/31/1999       10,864.20       10,529.41
4/28/2000        10,691.48       10,295.00
8/31/2000        11,172.83       10,570.41
12/29/2000       10,213.04        9,931.42
4/30/2001        10,685.24       10,377.37
8/31/2001        10,927.15       10,589.64

For Year Ended August 31

*Reflects returns from October 1, 1998 to August 31, 2001, because the benchmark's value is only published at the end of the month.

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


                                Top 10 Holdings
---------------------------------------

                  1. Frontiervision Holdings, LP,
                       11.88%, 09/15/07................. 1.84%
                  2. Calpine Canada Energy Finance,
                       8.50%, 05/01/08.................. 1.78%
                  3. AT&T Wireless Services, Inc.,
                       7.88%, 03/01/11.................. 1.55%
                  4. Horseshoe Gaming Holding Corp.,
                       8.63%, 05/15/09.................. 1.48%
                  5. CSC Holdings, Inc.,
                       7.63%, 04/01/11.................. 1.46%
                  6. Charter Communications Holdings,
                       10.75%, 10/01/09................. 1.41%
                  7. AirGate PCS, Inc.,
                       13.50%, 10/01/09................. 1.37%
                  8. Unova, Inc.,
                       6.88%, 03/15/05.................. 1.32%
                  9. Atlas Air Worldwide Holdings, Inc.,
                       8.77%, 07/02/12.................. 1.26%
                 10. Leviathan Gas Pipeline Partners,
                       10.38%, 06/01/09................. 1.25%

MANAGEMENT OVERVIEW
A discussion with American General Investment Management, L.P.

How did the Fund perform relative to its benchmark?
The High Yield Bond Fund, for the 12 months ended August 31, 2001, returned -2.20% compared to 0.18% for the Salomon High Yield Index.

What were the dominant portfolio themes?
The portfolio maintained overweight positions in healthcare, energy, aerospace, food, gaming and media sectors. Also, the portfolio maintained underweight positions in the airlines, telco and technology sectors.

Which portfolio holdings most enhanced the Fund's performance?
The portfolio holdings which added the most to performance were Pharmerica, Universal Hospital, Meditrust National Equipment, Agrilink, Cumulus Radio, Allied Waste and ICN Pharmaceuticals.

Were there any disappointments in the Fund?
The poor performing securities where primarily telecom related, specifically Versatel, Level 3, Microcell, and Nextel.

What is your outlook for the next fiscal period?
Our outlook for the upcoming 12 months is heavily influenced by the tragic events of September 11, 2001. We foresee a recession with growth resuming in mid 2002. We plan to be more defensive by increasing cash, rotating out of lower rated credits into BB rated credits and shortening maturities.

--------------------------------------------------------------------------------

44
               AG HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS
                                                                August 31, 2001


          PAR                                                  MARKET
         VALUE                                                 VALUE
       ------------------------------------------------------------------
                       CORPORATE BONDS - 84.35%
                       AEROSPACE/DEFENSE - 1.41%
       $  145,000      Decrane Aircraft Holdings, Inc.,
                        12.00%, 09/30/08................... $    139,925
          100,000      K & F Industries, Inc.,
                        9.25%, 10/15/07....................      102,000
                                                            ------------
                                                                 241,925
                                                            ------------
                       AIRLINES - 1.73%
                       Atlas Air Worldwide Holdings, Inc.:
          100,000       9.25%, 04/15/08....................       79,500
          204,417       8.77%, 07/02/12....................      216,154
                                                            ------------
                                                                 295,654
                                                            ------------
                       APPAREL & PRODUCTS - 1.31%
           25,000      Anvil Knitwear, Inc.,
                        10.88%, 03/15/07...................       23,063
          100,000      Galey & Lord, Inc.,
                        9.13%, 03/01/08....................       41,500
          160,000      Shop At Home, Inc.,
                        11.00%, 04/01/05...................      160,000
                                                            ------------
                                                                 224,563
                                                            ------------
                       APPLIANCES/FURNISHINGS - 0.65%
          110,000      Renters Choice, Inc.,
                        11.00%, 08/15/08...................      111,100
                                                            ------------
                       AUTO - CARS - 1.52%
          140,000      Diamond Triumph Auto,
                        9.25%, 04/01/08....................      128,800
          175,000      Prestolite Electric, Inc.,
                        9.63%, 02/01/08....................      131,250
                                                            ------------
                                                                 260,050
                                                            ------------
                       AUTO - REPLACEMENT PARTS - 1.00%
            5,000/(1)/ Hayes Lemmerz International, Inc.,
                        11.88%, 06/15/06
                        (Cost $4,977, purchased 06/14/01)..        4,675
                       Pep Boys-Manny, Moe & Jack:
          160,000       6.63%, 05/15/03....................      152,000
           15,000       6.52%, 07/16/07....................       14,175
                                                            ------------
                                                                 170,850
                                                            ------------
                       BROADCASTING - 7.03%
          250,000/(1)/ CSC Holdings, Inc.,
                        7.63%, 04/01/11
                        (Cost $249,198, purchased 03/15/01)      249,895

          PAR                                                   MARKET
         VALUE                                                  VALUE
       -------------------------------------------------------------------
                       BROADCASTING -  Continued
       $  140,000      Cumulus Media, Inc.,
                        10.38%, 07/01/08.................... $    144,200
          300,000/(2)/ Frontiervision Holdings, LP,
                        11.88%, 09/15/07....................      315,000
          150,000/(1)/ Mediacom LLC,
                        9.50%, 01/15/13
                        (Cost $144,750, purchased 04/20/01).      151,500
          160,000/(1)/ Salem Communications Holding Corp.,
                        9.00%, 07/01/11
                        (Cost $160,000, purchased 06/20/01).      164,400
           50,000      Sinclair Broadcast Group, Inc.,
                        9.00%, 07/15/07.....................       48,500
          130,000      STC Broadcasting, Inc.,
                        11.00%, 03/15/07....................      129,350
                                                             ------------
                                                                1,202,845
                                                             ------------
                       CHEMICAL - MAJOR - 0.46%
           80,000      Polymer Group, Inc.,
                        9.00%, 07/01/07.....................       43,200
           50,000      Royster-Clark, Inc.,
                        10.25%, 04/01/09....................       35,000
                                                             ------------
                                                                   78,200
                                                             ------------
                       COMMERCIAL SERVICES - 0.59%
          100,000/(1)/ Integrated Electrical Services,
                        9.38%, 02/01/09
                        (Cost $96,680, purchased 05/23/01)..      101,000
                                                             ------------
                       CONSUMER FINANCE - 0.58%
          100,000      AmeriCredit Corp.,
                        9.88%, 04/15/06.....................       99,500
                                                             ------------
                       CONTAINERS - PAPER - 0.79%
          100,000      Kappa Beheer BV,
                        10.63%, 07/15/09....................      108,500
           35,000      Packaged Ice, Inc.,
                        9.75%, 02/01/05.....................       26,425
                                                             ------------
                                                                  134,925
                                                             ------------
                       DRUGS - 1.30%
          160,000      ICN Pharmaceuticals, Inc.,
                        9.75%, 11/15/08.....................      182,400
           37,000      King Pharmaceuticals, Inc.,
                        10.75%, 02/15/09....................       40,515
                                                             ------------
                                                                  222,915
                                                             ------------

           PAR                                                  MARKET
          VALUE                                                 VALUE
        -----------------------------------------------------------------
                        ELECTRICAL EQUIPMENT - 0.91%
        $  150,000/(1)/ Avista Corp.,
                         9.75%, 06/01/08
                         (Cost $148,982, purchased 03/29/01). $  155,748
                                                              ----------
                        ELECTRONIC EQUIPMENT - 0.25%
           180,000      BancTec, Inc.,
                         7.50%, 06/01/08.....................     42,300
                                                              ----------
                        ELECTRONIC INSTRUMENTS - 0.17%
                        Metromedia Fiber Network, Inc.:
           105,000       10.00%, 11/15/08....................     25,725
            15,000       10.00%, 12/15/09....................      3,600
                                                              ----------
                                                                  29,325
                                                              ----------
                        ENTERTAINMENT - 3.19%
            20,000      Argosy Gaming Co.,
                         9.00%, 09/01/11.....................     20,500
            50,000      Aztar Corp.,
                         8.88%, 05/15/07.....................     51,250
           100,000      Cinemark USA, Inc.,
                         9.63%, 08/01/08.....................     87,000
            20,000      Hollywood Casino Shreveport,
                         13.00%, 08/01/06....................     20,300
           250,000      Horseshoe Gaming Holding Corp.,
                         8.63%, 05/15/09.....................    253,750
            50,000      Isle Of Capri Casinos,
                         8.75%, 04/15/09.....................     46,500
            50,000      MTS, Inc.,
                         9.38%, 05/01/05.....................     15,500
            50,000      Riviera Black Hawk, Inc.,
                         13.00%, 05/01/05....................     50,000
                                                              ----------
                                                                 544,800
                                                              ----------
                        FINANCE COMPANIES - 0.79%
           130,000      Nexstar Finance LLC,
                         12.00%, 04/01/08....................    135,200
                                                              ----------

--------------------------------------------------------------------------------

                                                                             45
August 31, 2001
         AG HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED


           PAR                                                 MARKET
          VALUE                                                VALUE
        -----------------------------------------------------------------
                        FINANCIAL SERVICES - 4.13%
        $  225,000      Charter Communications Holdings,
                         10.75%, 10/01/09...................  $  241,875
            80,000/(1)/ Dana Credit Corp.,
                         7.25%, 12/16/02
                         (Cost $78,000, purchased 07/31/01).      78,800
           150,000      Manor Care, Inc.,
                         8.00%, 03/01/08....................     155,625
           100,000      Ono Finance, Plc.,
                         13.00%, 05/01/09...................      72,125
           150,000/(1)/ YankeeNets LLC,
                         12.75%, 03/01/07
                         (Cost $150,750, purchased 01/11/01)     156,750
                                                             -----------
                                                                 705,175
                                                             -----------
                        FOODS - 0.36%
            65,000      Agrilink Foods, Inc.,
                         11.88%, 11/01/08...................      61,750
                                                             -----------
                        FUNERAL SERVICES - 0.12%
            20,000/(1)/ Stewart Enterprises, Inc.,
                         10.75%, 07/01/08
                         (Cost $20,575, purchased 06/27/01).      21,100
                                                             -----------
                        HEALTHCARE - 2.89%
           100,000      HEALTHSOUTH Corp.,
                         10.75%, 10/01/08...................     111,000
           105,000      Iasis Healthcare Corp.,
                         13.00%, 10/15/09...................     106,575
           100,000/(1)/ Omnicare, Inc.,
                         8.13%, 03/15/11
                         (Cost $100,000, purchased 03/15/01)     103,125
            65,000      Unilab Finance Corp.,
                         12.75%, 10/01/09...................      76,050
           100,000      Universal Hospital Services,
                         10.25%, 03/01/08...................      97,000
                                                             -----------
                                                                 493,750
                                                             -----------
                        HOME BUILDERS - 0.72%
            17,000      Beazer Homes USA, Inc.,
                         8.88%, 04/01/08....................      17,340
           100,000      WCI Communities, Inc.,
                         10.63%, 02/15/11...................     106,250
                                                             -----------
                                                                 123,590
                                                             -----------

            PAR                                                MARKET
           VALUE                                               VALUE
         ---------------------------------------------------------------
                         HOSPITAL MANAGEMENT - 0.40%
          $  25,000      Lifepoint Hospitals Holding,
                          10.75%, 05/15/09.................. $   28,250
             40,000      Manor Care, Inc.,
                          7.50%, 06/15/06...................     40,753
                                                             ----------
                                                                 69,003
                                                             ----------
                         HOSPITAL SUPPLIES - 0.69%
            125,000      Physician Sales & Service, Inc.,
                          8.50%, 10/01/07...................    118,750
                                                             ----------
                         HOUSEHOLD PRODUCTS - 0.58%
            100,000      Sealy Mattress Co.,
                          9.88%, 12/15/07...................     99,750
                                                             ----------
                         INFORMATION PROCESSING -
                         DATA SERVICES - 1.95%
            150,000      Citizens Communications, Inc.,
                          9.25%, 05/15/11...................    165,846
                         /(3)/Comdisco, Inc.:
            125,000       6.38%, 11/30/01...................    101,250
             80,000       6.13%, 08/01/06...................     66,000
                                                             ----------
                                                                333,096
                                                             ----------
                         INFORMATION PROCESSING -
                         NETWORKING - 0.67%
            125,000      Condor Systems, Inc.,
                          11.88%, 05/01/09..................     62,656
             50,000/(1)/ Mediacom Broadband LLC,
                          11.00%, 07/15/13
                          (Cost $50,000, purchased 06/22/01)     52,375
                                                             ----------
                                                                115,031
                                                             ----------
                         INSURANCE - LIFE - 0.39%
             75,000      Conseco, Inc.,
                          10.75%, 06/15/08..................     67,500
                                                             ----------
                         LEISURE TIME - 1.38%
            100,000      Hollywood Park, Inc.:
             50,000       9.50%, 08/01/07...................     88,500
                          9.25%, 02/15/07...................     44,250
            100,000      Speedway Motorsports,
                          8.50%, 08/15/07...................    103,500
                                                             ----------
                                                                236,250
                                                             ----------

           PAR                                                  MARKET
          VALUE                                                 VALUE
       -------------------------------------------------------------------
                        LODGING - 0.91%
        $   75,000      La Quinta Inns, Inc.,
                         7.40%, 09/15/05..................... $    69,750
            85,000      Prime Hospitality Corp.,
                         9.75%, 04/01/07.....................      86,275
                                                              -----------
                                                                  156,025
                                                              -----------
                        MACHINE TOOLS - 0.37%
           510,000      Renco Metals, Inc.,
                         11.50%, 07/01/03....................      63,750
                                                              -----------
                        MACHINERY - CONSTRUCTION &
                        CONTRACTS - 0.35%
           175,000/(3)/ Grove Worldwide LLC,
                         9.25%, 05/01/08.....................       2,625
            25,000      Lennar Corp.,
                         9.95%, 05/01/10.....................      27,062
            35,000      National Equipment Services,
                         10.00%, 11/30/04....................      30,100
                                                              -----------
                                                                   59,787
                                                              -----------
                        MACHINERY -
                        INDUSTRIAL/SPECIALTY - 0.58%
           100,000      General Binding Corp.,
                         9.38%, 06/01/08.....................      75,000
            30,000      Park-Ohio Industries, Inc.,
                         9.25%, 12/01/07.....................      24,450
                                                              -----------
                                                                   99,450
                                                              -----------
                        MEDICAL TECHNOLOGY - 0.59%
           100,000      Pharmerica, Inc.,
                         8.38%, 04/01/08.....................     101,375
                                                              -----------
                        MERCHANDISE - DRUG - 2.71%
           150,000      Express Scripts, Inc.,
                         9.63%, 06/15/09:....................     165,375
                        Rite Aid Corp.:
           150,000/(1)/  11.25%, 07/01/08
                         (Cost $150,000, purchased 06/20/01).     157,500
           190,000        6.88%, 08/15/13....................     140,362
                                                              -----------
                                                                  463,237
                                                              -----------

--------------------------------------------------------------------------------

46
         AG HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                August 31, 2001


              PAR                                           MARKET
             VALUE                                          VALUE
           -----------------------------------------------------------
                      MERCHANDISING - DEPARTMENT - 0.45%
           $   75,000 True Temper Sports, Inc.,
                       10.88%, 12/01/08................. $     76,875
                                                         ------------
                      MERCHANDISING - FOOD - 0.92%
               50,000 Fleming Companies, Inc.:
              100,000  10.63%, 07/31/07.................       51,500
                       10.13%, 04/01/08.................      105,625
                                                         ------------
                                                              157,125
                                                         ------------
                      METALS - STEEL - 1.75%
              100,000 AK Steel Corp.,
                       7.88%, 02/15/09..................       97,500
               25,000 California Steel Industries, Inc.,
                       8.50%, 04/01/09..................       23,875
               75,000 Metals USA, Inc.,
                       8.63%, 02/15/08..................       59,250
              275,000 National Steel Corp.,
                       9.88%, 03/01/09..................      118,250
                                                         ------------
                                                              298,875
                                                         ------------
                      MISCELLANEOUS - 1.32%
              100,000 BRL Universal Equipment,
                       8.88%, 02/15/08..................      101,500
              100,000 Koppers Industries, Inc.,
                       9.88%, 12/01/07..................       99,000
               25,000 Pierce Leahy,
                       8.13%, 05/15/08..................       24,906
                                                         ------------
                                                              225,406
                                                         ------------
                      MOBILE HOMES - 0.31%
               75,000 Champion Enterprises, Inc.,
                       7.63%, 05/15/09..................       53,813
                                                         ------------
                      NATURAL GAS - DIVERSIFIED - 1.25%
              200,000 Leviathan Gas Pipeline Partners,
                       10.38%, 06/01/09.................      213,000
                                                         ------------
                      OIL - INTEGRATED DOMESTIC - 0.84%
              150,000 Tesoro Petroleum Corp.,
                       9.00%, 07/01/08..................      144,000
                                                         ------------
                      OIL - SERVICE - PRODUCTS - 0.45%
               50,000 Trico Marine Services, Inc.,
                       8.50%, 08/01/05..................       48,750
               25,000 Triton Energy, Ltd.,
                       9.25%, 04/15/05..................       27,625
                                                         ------------
                                                               76,375
                                                         ------------

          PAR                                                    MARKET
         VALUE                                                   VALUE
      ---------------------------------------------------------------------
                         OIL - SERVICES - 1.77%
         $  75,000/(1)/  Hanover Equipment Trust,
                          8.50%, 09/01/08
                          (Cost $75,000, purchased 08/16/01). $     77,063
           300,000       Unova, Inc.,
                          6.88%, 03/15/05....................      225,000
                                                              ------------
                                                                   302,063
                                                              ------------
                         OIL/GAS PRODUCERS - 3.27%
           110,000       Frontier Oil Corp.,
                          11.75%, 11/15/09...................      117,975
           180,000       HS Resources, Inc.,
                          9.25%, 11/15/06....................      188,550
           200,000       KCS Energy, Inc.,
                          8.88%, 01/15/06....................      171,000
            77,000       Swift Energy Co.,
                          10.25%, 08/01/09...................       81,235
                                                              ------------
                                                                   558,760
                                                              ------------
                         PAPER/FOREST PRODUCTS - 2.48%
           215,000       Bear Island LLC,
                          10.00%, 12/01/07...................      207,475
            75,000       Buckeye Technologies, Inc.,
                          8.50%, 12/15/05....................       73,500
      100,000/(1)/       Fibermark, Inc.,
                          10.75%, 04/15/11
                          (Cost $99,250, purchased 04/10/01).       98,500
            50,000       Specialty Paperboard,
                          9.38%, 10/15/06....................       45,500
                                                              ------------
                                                                   424,975
                                                              ------------
                         POLLUTION CONTROL - 1.40%
                         Allied Waste North America:
            60,000        10.00%, 08/01/09...................       62,625
            25,000/(1)/   8.88%, 04/01/08
                          (Cost $25,000, purchased 01/25/01).       26,313
           150,000         7.88%, 01/01/09...................      150,563
                                                              ------------
                                                                   239,501
                                                              ------------
                          REAL ESTATE INVESTMENT
                          TRUSTS - 2.38%
            50,000       Health Care REIT, Inc.,
                          7.63%, 03/15/08....................       50,053
           100,000       Meditrust,
                          7.51%, 09/26/03....................       97,745

           PAR                                                MARKET
          VALUE                                               VALUE
        ----------------------------------------------------------------
                        REAL ESTATE INVESTMENT
                        TRUSTS - Continued
        $  125,000      National Health Investors, Inc.:
           100,000       7.30%, 07/16/07.................. $     88,750
                         7.00%, 02/01/04..................       73,000
           105,000      Omega Healthcare Investors, Inc.,
                         6.95%, 06/15/02..................       97,027
                                                           ------------
                                                                406,575
                                                           ------------
                        RESTAURANTS - 0.64%
             5,000      Perkins Family Restaurants,
                         10.13%, 12/15/07.................        4,756
           100,000      Tricon Global Restaurants, Inc.,
                         8.88%, 04/15/11..................      104,250
                                                           ------------
                                                                109,006
                                                           ------------
                        SAVINGS & LOAN - 0.34%
            60,000      Western Financial Bank,
                         8.88%, 08/01/07..................       57,900
                                                           ------------
                        SCHOOLS - 1.15%
           200,000      Kindercare Learning Centers, Inc.,
                         9.50%, 02/15/09..................      196,000
                                                           ------------
                        SECURITIES RELATED - 0.99%
           150,000      LaBranche & Co., Inc.,
                         12.00%, 03/02/07.................      169,500
                                                           ------------
                        TELECOMMUNICATIONS - 11.73%
            75,000/(3)/ 360Networks, Inc.,
                         13.00%, 05/01/08.................          337
           350,000/(2)/ AirGate PCS, Inc.,
                         13.50%, 10/01/09.................      233,625
           180,000      American Cellular Corp.,
                         9.50%, 10/15/09..................      166,050
            30,000      Amphenol Corp.,
                         9.88, 05/15/07...................       31,500
           250,000      AT&T Wireless Services, Inc.,
                         7.88%, 03/01/11..................      264,480
           150,000      Benedek Communications,
                         13.25%, 05/15/06.................       99,000
                        Crown Castle International Corp.:+
           100,000/(2)/  10.63%, 11/15/07.................       80,000
           100,000/(2)/  10.38%, 05/15/11.................       62,500
            90,000        9.38%, 08/01/11.................       81,450
            50,000      GCI, Inc.,
                         9.75%, 08/01/07..................       49,937
           200,000/(2)/ GT Group Telecom, Inc.,
                         13.25%, 02/01/10.................       52,000

--------------------------------------------------------------------------------

                                                                             47
August 31, 2001
         AG HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED


          PAR                                                    MARKET
         VALUE                                                   VALUE
      ---------------------------------------------------------------------
                          TELECOMMUNICATIONS - Continued
      $    30,000         Level 3 Communications, Inc.,
                           11.00%, 03/15/08.................. $     15,075
           25,000/(2)/     12.88%, 03/15/10..................        6,187
           75,000         Marconi Corp., Plc.,
                           7.75%, 09/15/10...................       50,915
           50,000         McLeodUSA, Inc.,
                           11.38%, 01/01/09..................       27,500
          105,000/(2)/    Microcell Telecommunications, Inc.,
                           12.00%, 06/01/09..................       44,100
          175,000         Nextel Communications, Inc.,
                           9.38%, 11/15/09...................      133,875
          140,000         Northland Cable Television,
                           10.25%, 11/15/07..................       98,000
          125,000/(2)/    Pegasus Satellite:
          100,000          13.50%, 03/01/07..................       72,500
                           12.38%, 08/01/06..................       93,000
           50,000         Triton PCS, Inc.,
                           9.375%, 02/01/11..................       50,250
          110,000         Voicestream Wireless Corp.,
                           10.375%, 11/15/09.................      126,686
          100,000/(1)/    WCG Note Trust,
                           8.25%, 03/15/04
                           (Cost $100,000, purchased
                           03/22/01).........................      101,338
           60,000         Williams Communications Group:
           20,000          11.88%, 08/01/10..................       27,000
                           11.70%, 08/01/08..................        9,100
          100,000/(2)(3)/ WinStar Communications, Inc.,
                           14.75%, 04/15/10..................          750
          160,000/(2)/    Xo Communications,
                           9.45%, 04/15/08...................       27,200
                                                              ------------
                                                                 2,004,355
                                                              ------------
                          TEXTILE - PRODUCTS - 0.36%
           75,000         USI American Holdings, Inc.,
                           7.25%, 12/01/06...................       60,750
                                                              ------------
                          TRUCKING & LEASING - 0.45%
          150,000         Anthony Crane Rental Holdings LP,
                           10.38%, 08/01/08..................       77,625
                                                              ------------
                          UTILITIES - ELECTRIC - 5.11%
          150,000         AES Corp.:
           50,000          8.88%, 02/15/11...................      142,500
           50,000          8.75%, 12/15/02...................       51,063
                           8.75%, 06/15/08...................       50,125

            PAR                                               MARKET
           VALUE                                              VALUE
        -----------------------------------------------------------------
                         UTILITIES - ELECTRIC - Continued
        $   125,000      Caithness Coso Funding Corp.,
                          9.05%, 12/15/09................. $     121,875
            300,000      Calpine Canada Energy Finance,
                          8.50%, 05/01/08.................       304,074
            200,000/(1)/ Edison Mission Energy,
                          10.00%, 08/15/08 (Cost $203,000
                          purchased 08/07/01 & 08/24/01)..       204,364
                                                           -------------
                                                                 874,001
                                                           -------------
                         UTILITIES - MISCELLANEOUS - 1.52%
            100,000/(1)/ Amerigas Partners LP:
                          10.00%, 04/15/06 (Cost $99,509,
                          purchased 03/28/01).............       107,255
             50,000       8.88%, 05/20/11 (Cost $50,000,
                          purchased 08/16/01).............        50,967
            100,000      ESI Tractebel Acquisition Corp.,
                          7.99%, 12/30/11.................       101,434
                                                           -------------
                                                                 259,656
                                                           -------------
                         TOTAL CORPORATE BONDS
                         (Cost $14,556,959)...............    14,425,405
                                                           -------------
                         FOREIGN BONDS - 2.56%
                         AUTO - ORIGINAL EQUIPMENT - 0.19%
             30,000      Dunlop Standard Aero Holdings,
                          11.88%, 05/15/09................        31,950
                                                           -------------
                         ELECTRONIC INSTRUMENTS - 0.36%
             60,000      Flextronics International, Ltd.,
                          9.875%, 07/01/10................        61,500
                                                           -------------
                         ENTERTAINMENT - 0.57%
            140,000      Callahan Nordrhein-Westfalen,
                          14.00%, 07/15/10................        98,000
                                                           -------------
                         TELECOMMUNICATIONS - 0.51%
            135,000      eKabel Hessen,
                          14.50%, 09/01/10................        74,250
             40,000      VersaTel Telecom International,
                          13.25%, 05/15/08................        12,800
                                                           -------------
                                                                  87,050
                                                           -------------
                         UTILITIES - ELECTRIC - 0.93%
            150,000      AES Drax Energy, Ltd.,
                          11.50%, 08/30/10................       159,000
                                                           -------------
                         TOTAL FOREIGN BONDS
                         (Cost $569,008)..................       437,500
                                                           -------------

        NUMBER OF                                              MARKET
         SHARES                                                VALUE
       ------------------------------------------------------------------
                      PREFERRED STOCK - 2.15%
                      BROADCASTING - 0.41%
                750   Adelphia Communications Corp.,
                       Class A............................. $     69,750
                                                            ------------
                      FINANCE COMPANIES - 0.86%
              1,544   Sinclair Capital.....................      146,641
                                                            ------------
                      TEXTILE - PRODUCTS - 0.88%
             10,660   Anvil Holdings, Inc..................      150,572
                                                            ------------
                      TOTAL PREFERRED STOCK
                      (Cost $407,552)......................      366,963
                                                            ------------
                      WARRANTS - 0.01%
                      TELECOMMUNICATIONS
                200 * GT Group Telecom, Inc. (Cost $0).....        2,668
                                                            ------------
            PAR
           VALUE
       ------------
                      SHORT-TERM INVESTMENTS - 8.50%
                      REPURCHASE AGREEMENT
       $  1,454,000   State Street Bank, 3.55% dated
                       08/31/01, to be repurchased at
                       $1,454,574 on 09/04/01,
                       collateralized by Federal Home Loan
                       Bank Bonds, zero coupon, 02/15/02,
                       with a market value of $1,502,125
                       (Cost $1,454,000)...................    1,454,000
                                                            ------------
                      TOTAL INVESTMENTS
                      (Cost $16,987,519) - 97.57%..........   16,686,536
                                                            ------------
                      Other assets less liabilities - 2.43%      415,150
                                                            ------------
                      NET ASSETS - 100.00%................. $ 17,101,686
                                                            ------------

*Non-income producing
+Security represents an investment in an affiliated company.

/(1)/Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2001, the aggregate value of these securities was $2,062,668 representing 12.06% of net assets.
/(2)/Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate. /(3)/Non-income producing-issuer filed for protection under Federal Bankruptcy
   Code or is in default of interest payments.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

48
                            AG STRATEGIC BOND FUND
                                                                August 31, 2001


Average Annual Total Return/(a)/
---------------------------------
1 Year      Since Inception*
---------------------------------
5.90%            6.24%

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                  [CHART]

Growth of $10,000 Investment
[graphic]
                Strategic      Lehman Bros
                Bond Fund    Aggregate Index
                ---------    ---------------
9/21/1998      $10,000.00       $10,000.00
12/31/1998      10,406.19        10,145.08
4/30/1999       10,708.98        10,125.82
8/31/1999       10,408.59         9,957.60
12/31/1999      10,806.37        10,060.84
4/28/2000       10,723.02        10,253.12
8/31/2000       11,285.83        10,709.42
12/29/2000      11,040.83        11,231.00
4/30/2001       11,465.77        11,522.34
8/31/2001       11,951.16        12,032.96


Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


                                Top 10 Holdings
---------------------------------------

                1. Federal Home Loan Mortgage Corp.,
                    6.00%, 09/01/31...................... 12.04%
                2. Republic of Columbia,
                    9.75%, 04/09/11......................  3.49%
                3. Russian Federation,
                    10.00%, 06/26/07.....................  3.01%
                4. Federal National Mortgage Association,
                    8.50%, 09/01/31......................  2.44%
                5. Republic of Brazil,
                    11.00%, 08/17/40.....................  2.38%
                6. Federal National Mortgage Association,
                    5.50%, 01/01/29......................  2.21%
                7. Republic of Peru,
                    4.00%, 03/07/17......................  2.12%
                8. United Kingdom Treasury,
                    6.75%, 11/26/04......................  2.02%
                9. Federal National Mortgage Association,
                    7.50%, 08/01/29......................  1.70%
               10. Russian Federation,
                    5.00%, 03/31/30......................  1.58%

MANAGEMENT OVERVIEW
A discussion with American General Investment Management, L.P.

How did the Fund perform relative to its benchmark?
Over the past year the investment returns from the world's fixed income markets have varied widely. The best returns were produced by the funds benchmark, the Lehman Brothers Aggregate Bond Index, at 12.36%. The weakest returns were from the high yield market, registering just barely in positive territory at 0.76%. Emerging market debt and non-dollar bonds filled the middle slots at 8.19% and 3.98%, respectively. The Fund was also in that middle ground returning 5.90% for the year.

What were the dominant portfolio themes?
The financial markets have had a slow deterioration over the past year, as a result of the slowing U.S. economy. The Federal Reserve has lowered short-term interest rates at a fast and furious pace in an effort to stimulate the economy and keep growth positive. The market reaction has been a flight to quality with treasuries, other government agencies and high quality corporates producing the best returns. The high yield market, buffeted by high levels of defaults from the telecom and other technology sectors, had a dismal period in the fourth quarter of 2000. High yield then rebounded sharply during the first part of 2001, boosted by huge interest from mutual funds and pension fund investors.

The Fund will continue to hold positions in all these markets to take advantage of the low correlations. This has served the Fund well again this year, allowing the Fund to have significant holdings in the riskier higher-return potential markets while still producing solid positive returns.

What is your outlook for the next fiscal period?
The above describes the world through Fund fiscal year end, August 31, 2001. Since then we have all witnessed the horrific acts of terrorism on the World Trade Center complex and the Pentagon. Conditions have deteriorated sharply on all fronts. Not only has this tragedy taken thousands of lives and touched tens of thousands directly, it has impacted everyone else indirectly. Everyone is less comfortable traveling, feels less secure, and is deeply troubled by these events. On an economic front it means we will have negative Gross Domestic Product growth in the third quarter and the prospect for the fourth quarter is not great. Markets and businesses hate uncertainty and that is what we have too much of now. We are adopting a more conservative posture in the Fund, specifically reducing the high yield exposure from 40-45% to 30-35% with the increase going to the U.S. investment grade markets.

The next few months will be difficult but we are optimistic that as we enter 2002 the strength and diversity of the U.S. economic engine will again start powering us back on a growth track.

--------------------------------------------------------------------------------

                                                                             49
August 31, 2001
               AG STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS


            PAR                                                 MARKET
           VALUE                                                VALUE
       -------------------------------------------------------------------
                          CORPORATE BONDS - 32.89%
                          AEROSPACE/DEFENSE - 0.07%
          $   10,000      K & F Industries,
                           9.25%, 10/15/07................... $    10,200
                                                              -----------
                          APPAREL & PRODUCTS - 0.50%
              25,000/(1)/ Galey & Lord, Inc.,
                           9.13%, 03/01/08
                           (Cost $12,725, purchased 05/11/00)      10,375
              65,000      Shop at Home, Inc.,
                           11.00%, 04/01/05..................      65,000
                                                              -----------
                                                                   75,375
                                                              -----------
                          APPLIANCES/FURNISHINGS - 0.33%
              50,000      Renters Choice, Inc.,
                           11.00%, 08/15/08..................      50,500
                                                              -----------
                          AUTO - CARS - 0.50%
             100,000      Prestolite Electric, Inc.,
                           9.63%, 02/01/08...................      75,000
                                                              -----------
                          AUTO - REPLACEMENT PARTS - 0.47%
               5,000/(1)/ Hayes Lemmerz International, Inc.,
                           11.88%, 06/15/06
                           (Cost $9,954, purchased 06/14/01).       4,675
                          Pep Boys-Manny, Moe & Jack:
              55,000       6.63%, 05/15/03...................      52,250
              15,000       6.52%, 07/16/07...................      14,175
                                                              -----------
                                                                   71,100
                                                              -----------
                          BROADCASTING - 2.45%
              70,000      Cumulus Media, Inc.,
                           10.38%, 07/01/08..................      72,100
              50,000/(2)/ Frontiervision Holdings, LP,
                           11.88%, 09/15/07..................      52,500
             100,000/(1)/ Mediacom LLC,
                           9.50%, 01/15/13 (Cost $98,922
                           purchased 04/20/01 & 05/22/01)....     101,000
              70,000/(1)/ Salem Communications Holding Corp.,
                           9.00%, 07/01/11
                           (Cost $70,000, purchased 06/20/01)      71,925
              50,000      Sinclair Broadcast Group, Inc.,
                           9.00%, 07/15/07...................      48,500
              25,000      STC Broadcasting, Inc.,
                           11.00%, 03/15/07..................      24,875
                                                              -----------
                                                                  370,900
                                                              -----------

         PAR                                                      MARKET
        VALUE                                                     VALUE
     -----------------------------------------------------------------------
                      CHEMICAL - MAJOR - 0.32%
     $    25,000      Polymer Group, Inc.,
                       9.00%, 07/01/07......................... $    13,500
          50,000      Royster-Clark, Inc.,
                       10.25%, 04/01/09........................      35,000
                                                                -----------
                                                                     48,500
                                                                -----------
                      COMMERCIAL SERVICES - 0.50%
          75,000/(1)/ Integrated Electrical Services,
                       9.38%, 02/01/09
                       (Cost $72,510, purchased 05/23/01)......      75,750
                                                                -----------
                      CONSUMER FINANCE - 0.16%
          25,000      AmeriCredit Corp.,
                       9.25%, 02/01/04.........................      23,500
                                                                -----------
                      DRUGS - 0.94%
         125,000      ICN Pharmaceuticals, Inc.,
                       9.75%, 11/15/08.........................     142,500
                                                                -----------
                      ELECTRICAL EQUIPMENT - 0.48%
          70,000/(1)/ Avista Corp.,
                       9.75%, 06/01/08
                       (Cost $69,525, purchased 03/29/01)......      72,682
                                                                -----------
                      ELECTRONIC EQUIPMENT - 0.20%
         130,000      BancTec, Inc.,
                       7.50%, 06/01/08.........................      30,550
                                                                -----------
                      ELECTRONIC INSTRUMENTS - 0.04%
          25,000      Metromedia Fiber Network, Inc., Series B,
                       10.00%, 11/15/08........................       6,125
                                                                -----------
                      ENTERTAINMENT - 1.63%
          20,000      Argosy Gaming Co.,
                       9.00%, 09/01/11.........................      20,500
          35,000      Aztar Corp.,
                       8.88%, 05/15/07.........................      35,875
          50,000      Cinemark USA, Inc.,
                       9.63%, 08/01/08.........................      45,250
           5,000      Hollywood Casino Shreveport,
                       13.00%, 08/01/06........................       5,075
          50,000      Horseshoe Gaming Holding Corp.,
                       8.63%, 05/15/09.........................      50,750
          25,000      Isle of Capri Casinos,
                       8.75%, 04/15/09.........................      23,250
          50,000      MTS, Inc.,
                       9.38%, 05/01/05.........................      15,500

            PAR                                                MARKET
           VALUE                                               VALUE
         ---------------------------------------------------------------
                         ENTERTAINMENT - Continued
         $   50,000      Riviera Black Hawk, Inc.,
                          13.00%, 05/01/05..................  $  50,000
                                                             ----------
                                                                246,200
                                                             ----------
                         FINANCE COMPANIES - 0.28%
             40,000      Nexstar Finance LLC,
                          12.00%, 04/01/08..................     41,600
                                                             ----------
                         FINANCIAL SERVICES - 1.39%
             25,000      Charter Communications Holdings,
                          10.75%, 10/01/09..................     26,875
             60,000/(1)/ Dana Credit Corp.,
                          7.25%, 12/16/02
                          (Cost $59,080, purchased 07/31/01)     59,100
             70,000      Ono Finance, Plc.,
                          13.00%, 05/01/09..................     50,488
             70,000/(1)/ YankeeNets LLC,
                          12.75%, 03/01/07
                          (Cost $74,241, purchased 02/12/01)     73,150
                                                             ----------
                                                                209,613
                                                             ----------
                         FOODS - 0.28%
             45,000      Agrilink Foods, Inc.,
                          11.88%, 11/01/08..................     42,750
                                                             ----------
                         HEALTHCARE - 1.03%
             25,000      HEALTHSOUTH Corp.,
                          10.75%, 10/01/08..................     27,750
             40,000      Iasis Healthcare Corp.,
                          13.00%, 10/15/09..................     40,600
             90,000      Universal Hospital Services,
                          10.25%, 03/01/08..................     87,300
                                                             ----------
                                                                155,650
                                                             ----------
                         HOME BUILDERS - 0.32%
             45,000      WCI Communities, Inc.,
                          10.63%, 02/15/11..................     47,813
                                                             ----------

--------------------------------------------------------------------------------

50
     AG STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - C O N T I N U E D
                                                                August 31, 2001


           PAR                                                 MARKET
          VALUE                                                VALUE
       ------------------------------------------------------------------
                        HOSPITAL MANAGEMENT - 0.57%
       $    40,000      Lifepoint Hospitals Holding,
                         10.75%, 05/15/09.................. $     45,200
            40,000      Manor Care, Inc.,
                         7.50%, 06/15/06...................       40,753
                                                            ------------
                                                                  85,953
                                                            ------------
                        HOSPITAL SUPPLIES - 0.31%
            50,000      Physician Sales & Service, Inc.,
                         8.50%, 10/01/07...................       47,500
                                                            ------------
                        INFORMATION PROCESSING -
                        DATA SERVICES - 1.86%
           125,000      Citizens Communications, Inc.,
                         9.25%, 05/15/11...................      138,205
            75,000/(3)/ Comdisco, Inc.:
                         6.38%, 11/30/01...................       60,750
           100,000       6.13%, 08/01/06...................       82,500
                                                            ------------
                                                                 281,455
                                                            ------------
                        INFORMATION PROCESSING -
                        NETWORKING - 0.43%
            25,000      Condor Systems, Inc.,
                         11.88%, 05/01/09..................       12,531
            50,000/(1)/ Mediacom Broadband LLC,
                         11.00%, 07/15/13
                         (Cost $50,000, purchased 06/22/01)       52,375
                                                            ------------
                                                                  64,906
                                                            ------------
                        LODGING - 0.34%
            50,000      Prime Hospitality Corp.,
                         9.75%, 04/01/07...................       50,750
                                                            ------------
                        MACHINE TOOLS - 0.06%
            75,000      Renco Metals, Inc.,
                         11.50%, 07/01/03..................        9,375
                                                            ------------
                        MACHINERY - CONSTRUCTION &
                        CONTRACTS - 0.47%
            50,000      Calpine Corp.,
                         7.75%, 04/15/09...................       49,523
            25,000      National Equipment Services,
                         10.00%, 11/30/04..................       21,500
                                                            ------------
                                                                  71,023
                                                            ------------
                        MACHINERY -
                        INDUSTRIAL/SPECIALTY - 0.27%
            50,000      Park-Ohio Industries Inc.,
                         9.25%, 12/01/07...................       40,750
                                                            ------------

        PAR                                                        MARKET
       VALUE                                                       VALUE
    -------------------------------------------------------------------------
                     MEDICAL TECHNOLOGY - 0.34%
    $    50,000      Pharmerica, Inc.,
                      8.38%, 04/01/08.......................... $     50,688
                                                                ------------
                     MERCHANDISE - DRUG - 0.79%
         50,000/(1)/ Rite Aid Corp.:
                      11.25%, 07/01/08
                      (Cost $50,000, purchased 06/20/01).......       52,500
         90,000       6.88%, 08/15/13..........................       66,488
                                                                ------------
                                                                     118,988
                                                                ------------
                     MERCHANDISING - DEPARTMENT - 0.07%
         10,000      True Temper Sports, Inc., Series B,
                      10.88%, 12/01/08.........................       10,250
                                                                ------------
                     METALS - STEEL - 0.61%
         75,000      Metals USA, Inc.,
                      8.63%, 02/15/08..........................       59,250
         75,000      National Steel Corp.,
                      9.88%, 03/01/09..........................       32,250
                                                                ------------
                                                                      91,500
                                                                ------------
                     MISCELLANEOUS - 0.84%
        100,000      BRL Universal Equipment,
                      8.88%, 02/15/08..........................      101,500
         25,000      Pierce Leahy,
                      8.13%, 05/15/08..........................       24,906
                                                                ------------
                                                                     126,406
                                                                ------------
                     MOBILE HOMES - 0.24%
         50,000      Champion Enterprises, Inc.,
                      7.63%, 05/15/09..........................       35,875
                                                                ------------
                     NATURAL GAS - DIVERSIFIED - 0.35%
         50,000      Leviathan Gas Pipeline Partners, Series B,
                      10.38%, 06/01/09.........................       53,250
                                                                ------------
                     OIL - INTEGRATED DOMESTIC - 0.32%
         50,000      Tesoro Petroleum Corp.,
                      9.00%, 07/01/08..........................       48,000
                                                                ------------
                     OIL - SERVICE - PRODUCTS - 0.13%
         20,000      Trico Marine Services, Inc.,
                      8.50%, 08/01/05..........................       19,500
                                                                ------------
                     OIL - SERVICES - 0.74%
        150,000      Unova, Inc.,
                      6.88%, 03/15/05..........................      112,500
                                                                ------------

            PAR                                                   MARKET
           VALUE                                                  VALUE
         -------------------------------------------------------------------
                            OIL/GAS PRODUCERS - 1.65%
         $  50,000          Frontier Oil Corp.,
                             11.75%, 11/15/09.................. $    53,625
            50,000          HS Resources, Inc.,
                             9.25%, 11/15/06...................      52,375
           100,000          KCS Energy, Inc.,
                             8.88%, 01/15/06...................      85,500
            55,000          Swift Energy Co.,
                             10.25%, 08/01/09..................      58,025
                                                                -----------
                                                                    249,525
                                                                -----------
                            PAPER/FOREST PRODUCTS - 1.46%
            80,000          Bear Island LLC, Series B,
                             10.00%, 12/01/07..................      77,200
            75,000          Buckeye Technologies, Inc.,
                             8.50%, 12/15/05...................      73,500
            25,000/(1)/     Fibermark, Inc.,
                             10.75%, 04/15/11
                             (Cost $24,813, purchased 04/10/01)      24,625
            50,000          Specialty Paperboard,
                             9.38%, 10/15/06...................      45,500
                                                                -----------
                                                                    220,825
                                                                -----------
                            POLLUTION CONTROL - 0.35%
                     50,000 Allied Waste North America,
                             10.00%, 08/01/09..................      52,188
                                                                -----------
                            REAL ESTATE INVESTMENT
                            TRUSTS - 0.86%
            50,000/(1)/     Meditrust,
                             7.11%, 08/15/04
                             (Cost $23,100, purchased 05/08/00)      47,250
            50,000          National Health Investors, Inc.,
                             7.00%, 02/01/04...................      36,500
            50,000          Omega Healthcare Investors, Inc.,
                             6.95%, 06/15/02...................      46,203
                                                                -----------
                                                                    129,953
                                                                -----------
                            RESTAURANTS - 0.52%
            75,000          Tricon Global Restaurants, Inc.,
                             8.88%, 04/15/11...................      78,188
                                                                -----------
                            SAVINGS & LOAN - 0.19%
            30,000          Western Financial Bank,
                             8.88%, 08/01/07...................      28,950
                                                                -----------

--------------------------------------------------------------------------------

                                                                             51
August 31, 2001
     AG STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - C O N T I N U E D


           PAR                                                  MARKET
          VALUE                                                 VALUE
       -------------------------------------------------------------------
                        SECURITIES RELATED - 0.37%
       $    50,000      LaBranche & Co., Inc.,
                          12.00%, 03/02/07.................. $     56,500
                                                             ------------
                        TELECOMMUNICATIONS - 2.85%
            30,000      Amphenol Corp.,
                          9.88%, 05/15/07...................       31,500
            50,000/(1)/ AT&T Wireless Services, Inc.,
                         7.88%, 03/01/11
                         (Cost $49,880, purchased 03/01/01).       52,895
            30,000      Benedek Communications,
                          13.25%, 05/15/06..................       19,800
                        Crown Castle International Corp.:+
            50,000/(2)/  10.38%, 05/15/11...................       31,250
            85,000        9.38%, 08/01/11...................       76,925
            25,000      GCI, Inc.,
                          9.75%, 08/01/07...................       24,969
            50,000/(2)/ GT Group Telecom, Inc.,
                          13.25%, 02/01/10..................       13,000
            50,000/(2)/ Level 3 Communications, Inc.,
                          12.88%, 03/15/10..................       12,375
            25,000      Nextel Communications, Inc.,
                          9.38%, 11/15/09...................       19,125
            50,000      Northland Cable Television,
                          10.25%, 11/15/07..................       35,000
            75,000/(2)/ Pegasus Satellite,
                          13.50%, 03/01/07..................       43,500
            50,000/(1)/ WCG Note Trust,
                         8.25%, 03/15/04
                         (Cost $50,000, purchased 03/22/01).       50,669
            20,000      Williams Communications Group,
                          11.70%, 08/01/08..................        9,100
            70,000/(2)/ Xo Communications,
                          9.45%, 04/15/08...................       11,900
                                                             ------------
                                                                  432,008
                                                             ------------
                        TEXTILE - PRODUCTS - 0.13%
            25,000      USI American Holdings, Inc.,
                          7.25%, 12/01/06...................       20,250
                                                             ------------
                        UTILITIES - COMMUNICATION - 1.37%
           200,000      Southwestern Bell Telephone Co.,
                          6.55%, 10/07/08...................      207,696
                                                             ------------
                        UTILITIES - ELECTRIC - 1.93%
                        AES Corp.:
           200,000        8.88%, 02/15/11...................      190,000

          PAR                                                        MARKET
         VALUE                                                       VALUE
      -------------------------------------------------------------------------
                           UTILITIES - ELECTRIC - Continued
           $        50,000   8.75%, 12/15/02..................... $     51,063
           50,000            8.75%, 06/15/08.....................       50,124
                                                                  ------------
                                                                       291,187
                                                                  ------------
                           UTILITIES - MISCELLANEOUS - 0.58%
           25,000/(1)/     Amerigas Partners LP,
                            10.00%, 04/15/06
                            (Cost $24,877, purchased 03/28/01)...       26,814
           60,000          ESI Tractebel Acquisition Corp.,
                             7.99%, 12/30/11.....................       60,860
                                                                  ------------
                                                                        87,674
                                                                  ------------
                           TOTAL CORPORATE BONDS
                           (Cost $4,902,419).....................    4,969,921
                                                                  ------------
                           U.S. GOVERNMENT - 22.96%
                           GOVERNMENT SPONSORED - 22.63%
                           Federal Home Loan Mortgage Corp:
          185,111           7.00%, 06/01/29......................      189,564
          123,637           6.50%, 07/01/29......................      124,564
          235,100           6.00%, 01/01/30......................      232,161
        1,850,000           6.00%, 09/01/31......................    1,819,938
                           Federal National Mortgage Association:
          350,000           8.50%, 09/01/31......................      368,267
          250,000           7.50%, 08/01/29......................      257,658
          350,367           5.50%, 01/01/29......................      333,833
           98,944           5.50%, 05/01/29......................       94,275
                                                                  ------------
                                                                     3,420,260
                                                                  ------------
                           TREASURY BONDS/NOTES - 0.33%
           50,000          United States Treasury Notes,
                            5.00%, 02/15/11......................       50,266
                                                                  ------------
                           TOTAL U.S. GOVERNMENT
                           (Cost $3,413,049).....................    3,470,526
                                                                  ------------
                           FOREIGN CORPORATE BONDS - 1.63%
                           AUTO - ORIGINAL EQUIPMENT - 0.42%
           60,000          Dunlop Stand Aero Holdings,
                            11.88%, 05/15/09.....................       63,900
                                                                  ------------
                           ELECTRONIC INSTRUMENTS - 0.03%
            5,000          Flextronics International, Ltd.,
                            9.88%, 07/01/10......................        5,125
                                                                  ------------
                           ENTERTAINMENT - 0.23%
           50,000/(1)/     Callahan Nordrhein - Westfalen,
                            14.00%, 07/15/10 (Cost $51,400
                            purchased 12/19/00 & 04/27/01).......       35,000
                                                                  ------------

          PAR                                                  MARKET
         VALUE                                                 VALUE
        -----------------------------------------------------------------
                      TELECOMMUNICATIONS - 0.26%
        $ 45,000      eKabel Hessen GMBH,
                       14.50%, 09/01/10.................... $     24,750
                      VersaTel Telecom International:
          25,000       13.25%, 05/15/08....................        8,000
          20,000       13.25%, 05/15/08....................        6,400
                                                            ------------
                                                                  39,150
                                                            ------------
                      UTILITIES - ELECTRIC - 0.69%
          50,000      AES Drax Energy, Ltd.,
                       11.50%, 08/30/10....................       53,000
          50,000      Calpine Canada Energy Finance,
                       8.50%, 05/01/08.....................       50,678
                                                            ------------
                                                                 103,678
                                                            ------------
                      TOTAL FOREIGN CORPORATE BONDS
                      (Cost $307,974)......................      246,853
                                                            ------------
                      FOREIGN GOVERNMENT BONDS - 22.56%
         125,000      France O.A.T.,
                       5.50%, 04/25/29.....................      113,573
         146,735      Hellenic Republic,
                       8.80%, 06/19/07.....................      159,326
         500,000      Republic of Columbia,
                       9.75%, 04/09/11.....................      527,500
                      Republic of Brazil:
         500,000        11.00%, 08/17/40...................      359,000
         123,141        8.00%, 04/15/14....................       89,431
                      Republic of Ecuador:
         200,000/(1)/  5.00%, 08/15/30
                       (Cost $87,261, purchased 03/05/01)..       84,100
         375,000        5.00%, 08/15/30....................      152,344
         500,000      Republic of Peru,
                       4.00%, 03/07/17.....................      320,625
                      Republic of South Africa:
         500,000        13.00%, 08/31/10...................       66,741
         500,000        12.00%, 02/28/05...................       62,420
                      Russian Federation,
         500,000        10.00%, 06/26/07...................      454,850
         500,000/(1)/  5.00%, 03/31/30
                       (Cost $209,097, purchased 03/19/01).      238,125
         500,000        5.00%, 03/31/30....................      239,050
         200,000      United Kingdom Treasury,
                       6.75%, 11/26/04.....................      304,895
         250,000      United Mexican States,
                       8.13%, 12/30/19.....................      238,000
                                                            ------------
                      TOTAL FOREIGN GOVERNMENT BONDS
                      (Cost $3,272,821)....................    3,409,980
                                                            ------------

--------------------------------------------------------------------------------

52
     AG STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - C O N T I N U E D
                                                                August 31, 2001


        NUMBER                                                 MARKET
       OF SHARES                                               VALUE
      --------------------------------------------------------------------
                   WARRANTS - 0.00%
                   TELECOMMUNICATIONS
               50* GT Group Telecom, Inc., (Cost $0)....... $        667
                                                            ------------
                   PREFERRED STOCK - 1.43%
                   BROADCASTING - 0.46%
              750  Adelphia Communications Corp.,
                    Class A................................       69,750
                                                            ------------
                   FINANCE COMPANIES - 0.97%
            1,544  Sinclair Capital, 11.63%................      146,641
                                                            ------------
                   TOTAL PREFERRED STOCK
                   (Cost $212,563).........................      216,391
                                                            ------------
          PAR
         VALUE
      -----------
                   SHORT-TERM INVESTMENTS - 32.60%
                   COMMERCIAL PAPER - 16.53%
      $   500,000  Bellsouth Corp.,
                    3.52%, 09/10/01........................      499,559
        2,000,000  Federal Home Loan Mortgage Corp.,
                    3.50%, 09/11/01........................    1,998,055
                                                            ------------
                                                               2,497,614
                                                            ------------
                   REPURCHASE AGREEMENTS - 16.07%
        2,428,000  State Street Bank, 3.55% dated 8 /31/01,
                    to be repurchased at $2,428,958 on
                    09/04/01, collateralized by Federal
                    Home Loan Bank Bonds, zero coupon,
                    02/15/02, with a market value of
                    $2,501,900.............................    2,428,000
                                                            ------------
                   TOTAL SHORT-TERM INVESTMENTS
                   (Cost $4,925,614).......................    4,925,614
                                                            ------------
                   TOTAL INVESTMENTS
                   (Cost $17,034,440) - 114.07%............   17,239,952
                                                            ------------
                   Other assets less liabilities - (14.07%)   (2,127,060)
                                                            ------------
                   NET ASSETS - 100.00%.................... $ 15,112,892
                                                            ------------

       *Non-income producing
       +Security represents an investment in an affiliated company

--------
/(1)/Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2001, the aggregate value of these securities was $1,133,010 representing 7.50% of net assets.
/(2)/Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate. /(3)/Non-income producing-issuer filed for protection under Federal Bankruptcy
   Code or is in default of interest payments.

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                                             53
                               AG CORE BOND FUND
August 31, 2001


                        Average Annual Total Return/(a)/
                        ---------------------------------
                        1 Year      Since Inception*
                        ---------------------------------
                        10.81%           5.33%

*September 21, 1998
/(a)/Average annual total returns are net of expenses.


                                    [CHART]

Growth of $10,000 Investment from 9/28/98 to 8/31/00

                Core Bond    Lehman Aggregate
                  Fund          Index
                ---------    ---------------

9/21/1998      $10,000.00      $10,000.00
12/31/1998      10,191.38       10,145.08
4/30/1999       10,202.14       10,125.82
8/31/1999        9,982.64        9,957.60
12/31/1999      10,074.38       10,060.84
4/28/2000       10,168.77       10,253.12
8/31/2000       10,513.08       10,709.42
12/29/2000      10,929.86       11,231.00
4/30/2001       11,143.87       11,522.34
8/31/2001       11,649.28       12,032.96

Fiscal Year Ended August 31

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


                                Top 10 Holdings
---------------------------------------

               1. Federal National Mortgage Association,
                   7.00%, 09/01/30......................... 11.20%
               2. Federal National Mortgage Association,
                   6.50%, 09/01/30.........................  4.51%
               3. Federal National Mortgage Association,
                   6.50%, 09/01/15.........................  4.39%
               4. Federal National Mortgage Association,
                   7.13%, 06/15/10.........................  3.28%
               5. Federal National Mortgage Association,
                   6.50%, 04/01/29.........................  2.52%
               6. Federal Home Loan Bank,
                   5.13%, 09/15/03.........................  2.06%
               7. Federal Home Loan Mortgage Corp.,
                   6.00%, 09/01/31.........................  1.75%
               8. Government National Mortgage Association,
                   7.50%, 11/15/30.........................  1.70%
               9. WFS Financial Owner Trust,
                    7.17%, 02/20/08........................  1.64%
              10. Government National Mortgage Association,
                    7.00%, 09/15/28........................  1.46%

MANAGEMENT OVERVIEW
A discussion with American General Investment Management, L.P.

How did the Fund perform relative to its benchmark?
The Fund achieved a solid 10.81% portfolio return for the 12 month period ending August 31, 2001. This performance lagged the Lehman Aggregate Index return of 12.36% by 1.55% for the 12 months ending August 31, 2001. While underperforming over the latter four months of 2000, the Fund has outperformed year-to-date 2001 and has shown steadily improving performance throughout the year. The Fund outperformed the Lehman Index by 1 basis point year to date, while outperforming by 8 and 10 basis points, respectively, over the last three and one month periods. This performance is primarily attributable to the Fund's overweighting in corporates, which have generally performed well in 2001. The significant underperformance of corporate bonds during latter months of 2000, however, caused performance for the 12 month period to lag the Lehman Index.

What were the dominant portfolio themes?
The predominant investment strategy has been to overweight the corporate asset class and underweight U.S. Treasury and Agency issues while maintaining a market weighting on mortgage-backed securities. The Fund also attempts to avoid speculating on the direction of interest rate movements by maintaining a duration closely approximating that of the Lehman Aggregate Index. The Fund's strategy is to achieve outperformance through superior sector allocation weightings and favorable security selection, while also maintaining a yield in excess of the Index. Sector weighting and security selection decisions are continuously updated through interaction with AGIM's extensive credit research staff.

Which portfolio holdings most enhanced the Fund's performance?
Favorable performance from new corporate issue investments and favorable sector weightings were strong contributors to the Fund's performance.

Were there any disappointments in the Fund?
The primary disappointment was the adverse impact of extremely difficult credit markets on corporate bond performance during the period.

What is your outlook for the next fiscal period?
Markets are presently dominated by uncertainty and concerns over the increased probability that the domestic economy is entering into a recessionary period. We expect the economy to contract in the upcoming fourth quarter of 2001 and to gradually rebound during the first half of 2002 as fiscal stimulus actions take affect. We envision continued downward pressure on interest rates until indications of an economic rebound become more visible early next year.

--------------------------------------------------------------------------------

54
                                                                August 31, 2001
                  AG CORE BOND FUND - SCHEDULE OF INVESTMENTS


          PAR                                                    MARKET
         VALUE                                                   VALUE
      ---------------------------------------------------------------------
                       CORPORATE BONDS - 52.46%
                       AEROSPACE/DEFENSE - 0.48%
      $   150,000      United Technologies Corp.,
                         6.35%, 03/01/11..................... $    154,250
                                                              ------------
                       AIRLINES - 1.73%
          300,000/(1)/ American Airlines,
                         6.82%, 05/23/11
                         (Cost $300,000, purchased 05/18/01).      313,767
          115,978      Continental Airlines,
                         7.08%, 11/01/04.....................      120,169
           30,000      Delta Air Lines, Inc.,
                         7.78%, 05/18/07.....................       31,883
                       United Air Lines, Inc.,
           45,000        7.73%, 07/01/10.....................       48,019
           42,518        7.03%, 04/01/12.....................       44,150
                                                              ------------
                                                                   557,988
                                                              ------------
                       AUTO - CARS - 0.82%
          180,000      Daimlerchrysler NA Holding Corp.,
                         7.25%, 01/18/06.....................      189,590
           70,000      Ford Credit Auto Owner Trust,
                         6.58%, 11/15/04.....................       73,349
                                                              ------------
                                                                   262,939
                                                              ------------
                       AUTO - CARS - 1.29%
           60,000      Associates Automobile Receivables
                        Trust,
                         6.99%, 07/15/08.....................       62,597
           45,000      Americredit Automobiles,
                         7.05, 02/12/05......................       46,659
          300,000      Nissan Auto Receivables Owner Trust,
                         5.75 06/15/06.......................      308,250
                                                              ------------
                                                                   417,506
                                                              ------------
                       BANKS - OTHER - 0.33%
           55,000      First Union Corp.,
                         6.95%, 11/01/04.....................       58,187
           45,000      Inter-American Development Bank,
                         7.00%, 06/16/03.....................       47,310
                                                              ------------
                                                                   105,497
                                                              ------------
                       BEVERAGE - SOFT DRINKS - 0.83%
          250,000      Embotelladora Africa SA,
                         9.88%, 03/15/06.....................      266,330
                                                              ------------

        PAR                                                       MARKET
       VALUE                                                      VALUE
    ------------------------------------------------------------------------
                     BROADCASTING - 1.60%
    $   250,000      Clear Channel Communications,
                       7.25%, 09/15/03........................ $    260,683
        250,000/(1)/ Viacom, Inc.,
                       6.63%, 05/15/11
                       (Cost $248,220, purchased 05/10/01)....      255,800
                                                               ------------
                                                                    516,483
                                                               ------------
                     CHEMICAL - 1.59%
        250,000      CK Witco Corp.,
                       8.50%, 03/15/05........................      261,552
        250,000      Nova Chemicals Corp.,
                       7.00%, 05/15/06........................      252,174
                                                               ------------
                                                                    513,726
                                                               ------------
                     CONTAINERS - PAPER - 0.96%
         50,000/(1)/ Sealed Air Corp.,
                       6.95%, 05/15/09
                       (Cost $44,506, purchased 04/23/01).....       45,945
        250,000      Stora Enso Oyj,
                       7.38%, 05/15/11........................      264,450
                                                               ------------
                                                                    310,395
                                                               ------------
                     COSMETICS/TOILETRIES - 0.79%
        250,000/(1)/ International Flavors & Fragrances, Inc.,
                       6.45%, 05/15/06
                       (Cost $249,530, purchased 05/02/01)....      254,884
                                                               ------------
                     DRUGS - 0.60%
        200,000      Watson Pharmaceuticals, Inc.,
                       7.13%, 05/15/08........................      194,346
                                                               ------------
                     ELECTRONIC EQUIPMENT - 0.86%
        250,000      Legrand SA,
                       8.50%, 02/15/25........................      278,903
                                                               ------------
                     ELECTRONIC INSTRUMENTS - 0.66%
                     BAE Systems Canada, Inc.,
        105,000/(1)/   7.16%, 12/15/11
                       (Cost $105,000, purchased 06/04/01)....      108,577
        100,000/(1)/   6.66%, 09/15/13
                       (Cost $100,000, purchased 06/04/01)....      102,878
                                                               ------------
                                                                    211,455
                                                               ------------
                     ENTERTAINMENT - 0.16%
         50,000      AOL Time Warner, Inc.,
                       6.13%, 04/15/06........................       51,000
                                                               ------------

          PAR                                                    MARKET
         VALUE                                                   VALUE
      ---------------------------------------------------------------------
                       FINANCE COMPANIES - 4.26%
      $   100,000      Discover Card Master Trust I,
                         5.60%, 05/16/06..................... $    102,642
          130,000      Duke Capital Corp.,
                         7.50%, 10/01/09.....................      140,270
                       Ford Motor Credit Co.,
           75,000        7.50%, 03/15/05.....................       79,140
           50,000        6.88%, 02/01/06.....................       51,615
          225,000      KFW International Finance,
                         7.13%, 02/15/05.....................      242,231
          250,000/(1)/ Petrozuata Finance, Inc.,
                         7.63%, 04/01/09
                         (Cost $245,035, purchased 08/30/01).      230,110
          500,000      WFS Financial Owner Trust,
                         7.17%, 02/20/08.....................      529,191
                                                              ------------
                                                                 1,375,199
                                                              ------------
                       FINANCIAL SERVICES - 4.05%
           40,000      Countrywide Asset-Backed Certificate,
                        Series 2000-4, Class AF3
                         7.30%, 05/25/26.....................       41,632
          250,000/(1)/ Dana Credit Corp,
                         8.38%, 08/15/07
                         (Cost $222,036, purchased 04/30/01).      233,750
          250,000      Doral Financial Corp.,
                         8.50%, 07/08/04.....................      263,499
           40,000      Fleet Credit Card Master Trust II,
                        Series 1999-C, Class A
                         6.90%, 04/16/07.....................       42,387
          360,000      ING Cap Funding Trst III Bds
                         8.44%, 12/31/49.....................      396,231
           70,000/(1)/ Osprey Trust,
                         7.80%, 01/15/03
                         (Cost $70,000, purchased 09/28/00)..       71,997
          250,000      Society Corp.,
                         8.13%, 06/15/02.....................      257,085
                                                              ------------
                                                                 1,306,581
                                                              ------------
                       FOODS - 0.78%
          250,000      Aramark Services, Inc.,
                         6.75%, 08/01/04.....................      250,878
                                                              ------------
                       HEALTHCARE - 0.81%
          250,000      Cardinal Health, Inc.,
                         6.75%, 02/15/11.....................      260,465
                                                              ------------

--------------------------------------------------------------------------------

                                                                             55
August 31, 2001
            AG CORE BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED


          PAR                                                   MARKET
         VALUE                                                  VALUE
      --------------------------------------------------------------------
                       HEAVY DUTY TRUCKS/PARTS - 0.81%
      $   250,000      Navistar International Corp.,
                         9.38%, 06/01/06.................... $    261,250
                                                             ------------
                       INFORMATION PROCESSING -
                       DATA SERVICES - 1.58%
          250,000/(1)/ Citizens Communications, Inc.,
                        7.63%, 08/15/08
                        (Cost $248,775, purchased 08/13/01).      253,203
          250,000      Computer Sciences Corp.,
                         6.75%, 06/15/06....................      257,466
                                                             ------------
                                                                  510,669
                                                             ------------
                       INSURANCE - CASUALTY - 0.84%
          250,000      ACE INA Holdings, Inc.,
                         8.20%, 08/15/04....................      270,470
                                                             ------------
                       INSURANCE - MISCELLANEOUS - 0.84%
          300,000/(1)/ Farmers Exchange Capital,
                        7.20%, 07/15/48
                        (Cost $260,178, purchased 05/18/01).      270,452
                                                             ------------
                       INSURANCE - MULTILINE - 1.44%
          250,000      CNA Financial Corp.,
                         6.25%, 11/15/03....................      250,015
                       Fairfax Financial Holdings, Ltd.,
          125,000        8.25%, 10/01/15....................      101,421
          125,000        7.38%, 03/15/06....................      113,675
                                                             ------------
                                                                  465,111
                                                             ------------
                       LEISURE TIME - 0.79%
          250,000/(1)/ Harrahs Operating Co., Inc.,
                        7.13%, 06/01/07
                        (Cost $248,935, purchased 06/07/01).      254,968
                                                             ------------
                       MACHINERY -
                       INDUSTRIAL/SPECIALTY - 0.72%
          225,000      PHH Corp.,
                         8.13%, 02/03/03....................      233,394
                                                             ------------
                       MEDICAL TECHNOLOGY - 0.79%
          250,000      Quest Diagnostics, Inc.,
                         6.75%, 07/12/06....................      255,369
                                                             ------------

               PAR                                          MARKET
              VALUE                                         VALUE
           -----------------------------------------------------------
                       MERCHANDISING - DEPARTMENT - 1.66%
           $   300,000 Dillards, Inc.,
                         6.43%, 08/01/04................ $    284,520
               250,000 KMart Corp.,
                         7.49%, 07/16/02................      249,995
                                                         ------------
                                                              534,515
                                                         ------------
                       MERCHANDISE -SPECIALTY - 0.63%
               250,000 American Greetings Corp.,
                         6.10%, 08/01/28................      203,285
                                                         ------------
                       MISCELLANEOUS - 1.43%
                       USEC, Inc.,
               250,000   6.75%, 01/20/09................      221,110
               150,000   6.63%, 01/20/06................      138,335
               100,000 Veritas DGC, Inc.,
                         9.75%, 10/15/03................      101,000
                                                         ------------
                                                              460,445
                                                         ------------
                       MULTIMEDIA - 0.47%
               150,000 Shaw Communications, Inc.,
                         7.25%, 04/06/11................      152,072
                                                         ------------
                       NATURAL GAS - DIVERSIFIED - 0.80%
               250,000 Southwest Gas Corp.,
                         9.75%, 06/15/02................      258,773
                                                         ------------
                       OIL - INTEGRATED DOMESTIC - 0.05%
                15,000 Pennzoil Co.,
                         10.25%, 11/01/05...............       17,342
                                                         ------------
                       OIL - SERVICE - PRODUCTS - 0.24%
                70,000 Triton Energy, Ltd.,
                         9.25%, 04/15/05................       77,350
                                                         ------------
                       OIL - SERVICES - 1.58%
               250,000 Witco Corp.,
                         6.60%, 04/01/03................      252,372
               250,000 York International Corp.,
                         6.63%, 08/15/06................      255,703
                                                         ------------
                                                              508,075
                                                         ------------
                       RAILROAD - 0.59%
               200,000 Stagecoach Holdings, Plc.,
                         8.63%, 11/15/09................      191,145
                                                         ------------
                       REAL ESTATE - 0.81%
               250,000 EOP Operating LP.,
                         7.38%, 11/15/03................      261,605
                                                         ------------

          PAR                                                    MARKET
         VALUE                                                   VALUE
      ---------------------------------------------------------------------
                       REAL ESTATE INVESTMENT TRUSTS - 0.80%
      $   250,000      Healthcare Realty Trust, Inc.,
                         8.13%, 05/01/11..................... $    259,263
                                                              ------------
                       SECURITIES RELATED - 1.16%
          250,000      Lehman Brothers Holdings, Inc.,
                         6.25%, 05/15/06.....................      255,272
           50,000      Morgan Stanley Dean Witter & Co.,
                         6.75%, 04/15/11.....................       51,397
           65,000      Salomon, Inc.,
                         5.88%, 03/15/06.....................       66,101
                                                              ------------
                                                                   372,770
                                                              ------------
                       SUPRANATIONAL - 0.32%
           45,000      Asian Development Bank,
                         6.38%, 10/01/28.....................       49,117
           50,000      International Finance Corp.,
                         7.13%, 04/06/05.....................       53,788
                                                              ------------
                                                                   102,905
                                                              ------------
                       TELECOMMUNICATIONS - 5.64%
                       British Telecommunications, Plc.,
          290,000        8.13%, 12/15/10.....................      322,512
           45,000        7.63%, 12/15/05.....................       48,402
          100,000/(2)/ Crown Castle International Corp.,+
                         10.63%, 11/15/07....................       80,000
          200,000      Marconi Corp., Plc.,
                         8.38%, 09/15/30.....................      131,192
           60,000/(2)/ AT&T Canada, Inc.,
                         9.95%, 06/15/08.....................       46,747
          250,000/(1)/ Qwest Capital Funding,
                         7.63%, 08/03/06
                         (Cost $247,395, purchased 07/25/01).      244,740
          250,000      Telefonica Europe BV,
                         8.25%, 09/15/30.....................      273,020
          250,000      Voicestream Wireless Corp.,
                         10.38%, 11/15/09....................      287,922
          250,000/(1)/ WCG Note Trust,
                         8.25%, 03/15/04
                         (Cost $250,000, purchased 03/22/01).      253,345
          125,000      Worldcom, Inc.,
                         8.25%, 05/15/31.....................      127,798
                                                              ------------
                                                                 1,815,678
                                                              ------------
                       UTILITIES - ELECTRIC - 2.70%
          250,000/(1)/ Edison Mission Energy,
                         10.00%, 08/15/08
                         (Cost $250,000, purchased 08/07/01).      255,455

--------------------------------------------------------------------------------

56
                                                                August 31, 2001
            AG CORE BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED


            PAR                                              MARKET
           VALUE                                             VALUE
         --------------------------------------------------------------
                    UTILITIES - ELECTRIC - Continued
         $  250,000 Entergy Arkansas, Inc.,
                      6.13%, 07/01/05.................... $    252,365
            240,000 Georgia Power Co.,
                      6.20%, 02/01/06....................      246,931
             55,000 South Carolina Electric & Gas,
                      6.63%, 04/01/19....................       49,451
             65,000 South Carolina Electric & Gas,
                      6.70%, 02/01/11....................       67,200
                                                          ------------
                                                               871,402
                                                          ------------
                    UTILITIES - GAS, DISTRIBUTION - 1.61%
            440,000 British Gas International Finance,
                      Zero Coupon, 11/04/21..............      105,974
            250,000 Keyspan Corp.,
                      6.15%, 06/01/06....................      257,220
            150,000 Northern Illinois Gas Co.,
                      6.63%, 02/01/11....................      156,106
                                                          ------------
                                                               519,300
                                                          ------------
                    UTILITIES - MISCELLANEOUS - 1.23%
             50,000 Kinder Morgan Energy Partners, L.P.,
                      6.75%, 03/15/11....................       51,061
            330,000 PSE&G Transition Funding,
                      6.75%, 06/15/16....................      344,744
                                                          ------------
                                                               395,805
                                                          ------------
                    UTILITIES - ELECTRIC - 0.15%
             45,000 PP&L Transition Bond Co.,
                      7.05%, 06/25/09....................       48,459
                                                          ------------
                    UTILITIES - GAS, PIPELINE - 0.18%
             55,000 Peco Energy Transition Trust,
                      6.13%, 03/01/09....................       56,931
                                                          ------------
                    TOTAL CORPORATE BONDS
                    (Cost $16,517,534)...................   16,917,628
                                                          ------------
                    U.S. GOVERNMENT - 43.98%
                    FEDERAL AGENCIES - 40.26%
             85,000 Federal Farm Credit Bank,
                      6.75%, 07/07/09....................       91,149


            PAR                                               MARKET
           VALUE                                              VALUE
        ----------------------------------------------------------------
                    FEDERAL AGENCIES - Continued
                    Federal Home Loan Bank:
        $    60,000   7.22%, 02/25/03..................... $     62,915
             15,000   6.01%, 12/03/08.....................       14,937
             55,000   5.81%, 03/23/09.....................       55,816
             75,000   5.32%, 12/23/08.....................       74,344
            650,000   5.13%, 09/15/03.....................      663,709
                    Federal National Mortgage Association:
            197,900   7.50%, 11/01/14.....................      206,494
            955,000   7.13%, 06/15/10.....................    1,056,469
          3,535,000   7.00%, 09/01/30.....................    3,613,442
          1,450,000   6.50%, 09/01/30.....................    1,455,438
          1,390,000   6.50%, 09/01/15.....................    1,416,493
            807,139   6.50%, 04/01/29.....................      812,183
            145,000   5.69%, 01/23/06.....................      146,540
                    Federal Home Loan Mortgage Corp.:
             87,182   8.00%, 07/01/30.....................       90,615
            224,978   8.00%, 02/01/30.....................      233,835
            575,000   6.00%, 09/01/31.....................      565,656
                    Government National Mortgage
                     Association:
            432,814   8.00%, 04/15/30.....................      451,750
            530,780   7.50%, 11/15/30.....................      549,522
            276,747   7.50%, 10/15/29.....................      286,519
            227,861   7.50%, 04/15/29.....................      235,907
            460,346   7.00%, 09/15/28.....................      472,283
            425,047   6.50%, 06/15/29.....................      429,162
                                                           ------------
                                                             12,985,178
                                                           ------------
                    GOVERNMENT AGENCY - 0.61%
            550,000 Financing Corp.,
                      Zero coupon, 05/11/18...............      195,217
                                                           ------------
                    GOVERNMENT SPONSORED - 0.55%
            180,000 Tennessee Valley Authority,
                      5.63%, 01/18/11.....................      177,863
                                                           ------------
                    U.S. TREASURY BONDS/NOTES - 2.56%
          1,100,000   7.63%, 11/15/22.....................      332,508
            325,000   5.75%, 11/15/05.....................      342,163
            150,000   5.00%, 02/15/11.....................      150,797
                                                           ------------
                                                                825,468
                                                           ------------
                    TOTAL U.S. GOVERNMENT
                    (Cost $13,938,636)....................   14,183,726
                                                           ------------

           PAR                                                 MARKET
          VALUE                                                VALUE
       -------------------------------------------------------------------
                   FOREIGN GOVERNMENT BONDS - 0.82%
       $   250,000 Republic of Columbia,
                    9.75%, 04/09/11 (Cost $247,406)........ $    263,750
                                                            ------------
                   SHORT-TERM INVESTMENTS - 24.54%
                   COMMERCIAL PAPER - 7.53%
         1,232,000 Pfizer, Inc.,
                     3.50%, 09/14/01.......................    1,230,442
         1,200,000 Baxter International, Inc.,
                     3.55%, 09/17/01.......................    1,198,104
                                                            ------------
                                                               2,428,546
                                                            ------------
                   REPURCHASE AGREEMENT - 17.01%
         5,487,000 State Street Bank, 3.55% dated
                    08/31/01, to be repurchased at
                    $5,487,239 on 09/04/01,
                    collateralized by Federal Home Loan
                    Bank Bonds, zero coupon, 2/15/02,
                    with a market value of $5,563,900......    5,487,000
                                                            ------------
                   TOTAL SHORT-TERM INVESTMENTS
                   (Cost $7,915,546).......................    7,915,546
                                                            ------------
                   TOTAL INVESTMENTS
                   (Cost $38,619,122) - 121.80%............   39,280,650
                                                            ------------
                   Other assets less liabilities - (21.80%)   (7,030,432)
                                                            ------------
                   NET ASSETS - 100.00%.................... $ 32,250,218
                                                            ------------
                   +Security represents an investment in an
                    affiliated company

/(1)/Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2001, the aggregate value of these securities was $3,149,871 representing 9.77% of net assets.
/(2)/Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate.

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                                             57
August 31, 2001
                            AG 2 MONEY MARKET FUND


                        Average Annual Total Return/(a)/
                        ---------------------------------
                        1 Year      Since Inception*
                        ---------------------------------
                        5.07%            5.24%

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                                    [CHART]

Growth of $10,000 Investment from 9/21/98 to 8/31/2000

              AG Moderate    Moderate
              Growth         Growth
              Lifestyle      Lifestyle
              Fund           Blended Index
              -----------    ----------
9/21/1998     $10,000.00     $10,000.00
12/31/1998      11,589.88     11,397.54
4/30/1999       11,961.54     12,017.78
8/31/1999       12,038.58     11,854.80
12/31/1999      13,770.13     12,967.16
4/28/2000       13,840.15     13,135.76
8/31/2000       14,842.52     13,712.55
12/29/2000      13,692.28     12,637.16
4/30/2001       13,346.13     12,256.80
8/31/2001       12,748.37     11,636.47


Fiscal Year Ended August 31

*Reflects returns from October 1, 1998 to August 31, 2001, because the benchmark's value is only published at the end of the month.

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


                                Top 10 Holdings
---------------------------------------

                1. Federal Home Loan Bank,
                     3.57%, 09/19/01...................... 4.96%
                2. Federal Home Loan Bank,
                     4.02%, 08/26/02...................... 3.85%
                3. Federal Home Loan Mortgage Association,
                     3.57%, 06/04/02...................... 3.85%
                4. Govco, Inc.,
                     3.60%, 09/21/01...................... 3.22%
                5. General Motors Acceptance Corp.,
                     3.67%, 11/02/01...................... 2.27%
                6. Delaware Funding Corp.,
                     3.75%, 09/06/01...................... 2.25%
                7. Federal Home Loan Mortgage Corp.,
                     3.68%, 12/21/01...................... 2.24%
                8. Federal Home Loan Bank,
                     3.61%, 10/05/01...................... 2.23%
                9. Jefferson-Pilot Corp.,
                     3.42%, 11/07/01...................... 2.10%
               10. ACE INA Holdings, Inc.,
                     3.53%, 11/16/01...................... 2.10%



--------------------------------------------------------------------------------

58
                                                                August 31, 2001
                               AG 2 MONEY MARKET FUND - SCHEDULE OF INVESTMENTS


                PAR                                         MARKET
               VALUE                                        VALUE
            ---------------------------------------------------------
                        COMMERCIAL PAPER - 98.92%
                        AEROSPACE/DEFENSE - 1.16%
            $   606,000 General Dynamics Corp.,
                          3.66%, 09/19/01................ $  604,885
                                                          ----------
                        ASSET BACKED COMMERCIAL PAPER - 16.34%
                        Ciesco:
                499,000   3.50%, 10/01/01................    497,396
                613,000   3.44%, 11/02/01................    609,367
              1,000,000   3.40%, 11/06/01................    993,764
                        Delaware Funding Corp.:
              1,172,000   3.75%, 09/06/01................  1,171,386
                800,000   3.62%, 09/04/01................    799,758
              1,677,000 Govco, Inc.,
                         3.60%, 09/21/01.................  1,673,638
              1,000,000 Receivables Capital Corp.,
                         3.76%, 09/12/01.................    998,841
                        Windmill Funding Corp.:
                878,000   3.60%, 09/10/01................    877,208
                875,000   3.57%, 09/14/01................    873,870
                                                          ----------
                                                           8,495,228
                                                          ----------
                        AUTO - ORIGINAL EQUIPMENT - 1.85%
                965,000 Harley-Davidson Funding,
                         3.47%, 10/10/01.................    961,371
                                                          ----------
                        BANKS - 3.85%
                        Bank of America Corp.:
              1,000,000   4.04%, 06/17/02................  1,001,534
              1,000,000   3.81%, 09/28/01................  1,000,165
                                                          ----------
                                                           2,001,699
                                                          ----------
                        BEVERAGE - SOFT DRINKS - 1.93%
              1,006,000 Coca Cola Enterprises, Inc.,
                         3.69%, 10/12/01.................  1,001,746
                                                          ----------
                        CONSUMER FINANCE - 5.63%
              1,000,000 Associates Corp., NA,
                         8.47%, 01/07/02.................  1,015,581
                917,000 Household Finance Corp.,
                         3.63%, 10/11/01.................    913,284
              1,000,000 Household International, Inc.,
                          3.56%, 09/26/01................    997,523
                                                          ----------
                                                           2,926,388
                                                          ----------
                        DRUGS - 0.98%
                510,000 Schering Corp.,
                         3.53%, 09/11/01.................    509,500
                                                          ----------

            PAR                                              MARKET
           VALUE                                             VALUE
         --------------------------------------------------------------
                    FEDERAL AGENCIES - 5.31%
                    Federal Home Loan Mortgage Corp.:
         $  285,000  3.90%, 09/13/01...................... $   284,625
          1,176,000   3.68%, 12/21/01.....................   1,162,569
            500,000   3.43%, 10/19/01.....................     497,710
            819,000   3.34%, 11/15/01.....................     813,295
                                                           -----------
                                                             2,758,199
                                                           -----------
                    FINANCE COMPANIES - 11.50%
          1,000,000 Caterpillar Financial Services Corp.,
                     4.01%, 12/10/01......................   1,000,500
          1,000,000 Ford Credit Europe, Plc.,
                     3.72%, 10/03/01......................     996,674
          1,000,000 Ford Motor Credit Co.,
                     3.90%, 10/01/01......................   1,000,125
          1,186,000 General Motors Acceptance Corp.,
                     3.67%, 11/02/01......................   1,178,460
            800.000 Textron Financial Corp.:
                     3.93%, 10/17/01......................     800,165
          1,000,000  3.66%, 09/07/01......................     999,388
                                                           -----------
                                                             5,975,312
                                                           -----------
                    FOODS - 1.91%
          1,000,000 Archer Daniels Midland Co.,
                     3.55%, 10/25/01......................     994,654
                                                           -----------
                    GOVERNMENT SPONSORED - 19.79%
                    Federal Home Loan Bank:
          2,000,000   4.02%, 08/26/02.....................   2,000,000
          1,000,000   3.95%, 07/30/02.....................   1,000,000
          1,164,000   3.61%, 10/05/01.....................   1,160,010
          2,585,000   3.57%, 09/19/01.....................   2,580,372
            565,000   3.54%, 09/20/01.....................     563,937
                    Federal National Mortgage Association:
             98,000   3.88%, 09/12/01.....................      97,882
          2,000,000   3.57%, 06/04/02.....................   1,999,849
            884,000   3.53%, 09/20/01.....................     882,342
                                                           -----------
                                                            10,284,392
                                                           -----------
                    HARDWARE & TOOLS - 1.15%
            600,000 Snap-on, Inc.,
                     4.11%, 10/22/01......................     596,454
                                                           -----------
                    HEALTHCARE - 8.62%
                    Baxter International, Inc.:
            700,000   3.63%, 09/21/01.....................     698,578
          1,015,000   3.55%, 09/17/01.....................   1,013,397

             PAR                                             MARKET
            VALUE                                            VALUE
          -------------------------------------------------------------
                     HEALTHCARE - Continued
          $  717,000 Cardinal Health, Inc.,
                      3.71%, 09/04/01..................... $   716,778
                     United Healthcare Corp.:
             656,000   3.71%, 09/07/01....................     655,593
             898,000   3.70%, 09/05/01....................     897,630
             500,000   3.54%, 09/24/01....................     498,869
                                                           -----------
                                                             4,480,845
                                                           -----------
                     HOUSEHOLD PRODUCTS - 1.09%
             569,000 Colgate-Palmolive Co.,
                      3.45%, 09/28/01.....................     567,526
                                                           -----------
                     INSURANCE - CASUALTY - 3.83%
                     ACE INA Holdings, Inc.:
             902,000   3.78%, 09/13/01....................     900,854
           1,100,000   3.53%, 11/16/01....................   1,091,789
                                                           -----------
                                                             1,992,643
                                                           -----------
                     INSURANCE - LIFE - 3.06%
                     Jefferson-Pilot Corp.:
             500,000   3.47%, 10/03/01....................     498,456
           1,100,000   3.42%, 11/07/01....................   1,092,998
                                                           -----------
                                                             1,591,454
                                                           -----------
                     SECURITIES RELATED - 7.07%
             682,000 Bear Stearns Co., Inc.,
                      3.64%, 10/23/01.....................     678,390
           1,000,000 Goldman Sachs Group, Inc.,
                      3.95%, 01/14/02.....................   1,001,250
           1,000,000 J.P. Morgan Chase & Co.,
                      3.42%, 10/24/01.....................     994,960
           1,000,000 Merrill Lynch & Co., Inc.,
                      3.76%, 11/01/01.....................   1,000,148
                                                           -----------
                                                             3,674,748
                                                           -----------
                     UTILITIES - COMMUNICATION - 3.85%
                     BellSouth Corp.:
             500,000   3.47%, 10/02/01....................     498,503
           1,043,000   3.34%, 11/21/01....................   1,035,155
             469,000 SBC Communications, Inc.,
                      3.49%, 09/18/01.....................     468,226
                                                           -----------
                                                             2,001,884
                                                           -----------
                     TOTAL COMMERCIAL PAPER
                     (Cost $51,418,928) - 98.92%..........  51,418,928
                                                           -----------
                     Other assets less liabilities - 1.08%     560,180
                                                           -----------
                     NET ASSETS - 100.00%................. $51,979,108
                                                           -----------

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                                             59
August 31, 2001
                      AG AGGRESSIVE GROWTH LIFESTYLE FUND



MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
The Fund performed poorly relative to its blended benchmark for the year ended August 31, 2001. Consistent with its investment objective, the Fund holds a high percentage, 70%, of its assets in growth oriented funds. Over the past year, growth stocks and growth funds have been in a crushing bear market.

What were the dominant portfolio themes?
Three themes predominated during the last 12 months. Growth stocks and growth funds had losses of 30% or higher as the telecommunication, media, and technology industries were sold in a brutal downward revision to future revenue and profit growth expectations. Second, value stocks delivered gains that ranged up to 12% as industries with steady earnings sources such as foods, beverages, and pharmaceuticals were sought by investors. Third, bonds delivered gains that also ranged up to 12% as investors sought the historical returns that fixed income, in a declining interest rate environment, can deliver.

Which portfolio holdings most enhanced the Fund's performance?
The bond and small-cap as well as mid-cap value funds were standout, in a very challenging investment period. Their positive returns were welcome.

Were there any disappointments in the Fund?
The growth sector fell further and harder than many thought possible one year ago. A very slow economy, a significant reduction in business capital spending, and slow uptake for new telecommunication services all led to a deep bear market for growth equities--the fund's largest exposure.

What is your outlook for the next fiscal period?
The remainder of 2001 should stay at recessionary levels. The economy could have two quarters of Gross Domestic Product declines, revenue growth remains hard to achieve for many technology firms, and consumer confidence remains fragile. 2002 appears far brighter. The impact of eight short term rate cuts, the rebuilding of depleted business inventories, and the effect of high government spending following the September 2001 attack on America, should all lead to higher consumer confidence and business activity.

                        Average Annual Total Return/(a)/
                        ---------------------------------
                         1 Year      Since Inception*
                        ---------------------------------
                        (25.08%)          7.29%

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                                    [CHART]

Growth 0f $10,000 Investment from 9/21/98 to 8/31/2000

              Aggressive Growth      Aggressive Growth
              Lifestyle Fund         Lifestyle Blended Index
              -----------------      -----------------------
9/21/1998        $10,000.00             $10,000.00
12/31/1998        11,786.41              11,709.46
4/30/1999         12,368.83              12,431.16
8/31/1999         12,638.09              12,333.49
12/31/1999        15,321.22              13,866.99
4/28/2000         15,188.02              13,945.28
8/31/2000         16,418.02              14,484.28
12/29/2000        14,326.55              12,905.86
4/30/2001         13,493.78              12,272.23
8/31/2001         12,299.91              11,307.68

Fiscal Year Ended August 31

*Reflects returns from October 1, 1998 to August 31, 2001, because the benchmark's value is only published at the end of the month.

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


--------------------------------------------------------------------------------

60
         AG AGGRESSIVE GROWTH LIFESTYLE FUND - SCHEDULE OF INVESTMENTS
                                                                August 31, 2001


          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         ---------------------------------------------------------------
                   AFFILIATED INVESTMENT
                   COMPANIES - 100.12%
                   BOND FUND - 10.01%
           190,255 NAFVPS II AG Core Bond Fund............ $ 1,887,330
                                                           -----------
                   INTERNATIONAL EQUITY FUND - 25.03%
           473,257 NAFVPS II International Growth Fund....   4,718,370
                                                           -----------
                   LARGE CAP EQUITY FUNDS - 35.04%
           414,340 NAFVPS II Goldman Sachs
                    Large Cap Growth Fund.................   3,774,637
           255,273 NAFVPS II State Street
                    Large Cap Value Fund..................   2,830,981
                                                           -----------
                                                             6,605,618
                                                           -----------
                   MID CAP EQUITY FUNDS - 15.02%
           139,388 NAFVPS II Neuberger Berman MidCap
                    Value Fund............................   1,887,317
           152,203 NAFVPS II INVESCO
                    MidCap Growth Fund....................     943,659
                                                           -----------
                                                             2,830,976
                                                           -----------
                   SMALL CAP EQUITY FUNDS - 15.02%
           176,550 NAFVPS II J.P. Morgan Small Cap
                    Growth Fund...........................   1,887,317
            83,069 NAFVPS II Small Cap Value Fund.........     943,663
                                                           -----------
                                                             2,830,980
                                                           -----------
                   TOTAL AFFILIATED
                   INVESTMENTS COMPANIES
                   (Cost $20,944,173) - 100.12%...........  18,873,274
                                                           -----------
                   Other assets less liabilities - (0.12%)     (23,240)
                                                           -----------
                   NET ASSETS - 100.00%................... $18,850,034

                                                           -----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                             61
August 31, 2001
                       AG MODERATE GROWTH LIFESTYLE FUND


                        Average Annual Total Return/(a)/
                        ---------------------------------
                         1 Year      Since Inception*
                        ---------------------------------
                        (14.11%)          8.60%

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                                    [CHART]

Growth of $10,000 Investment from 9/21/98 to 8/31/2000

              AG Moderate    Moderate
              Growth         Growth
              Lifestyle      Lifestyle
              Fund           Blended Index
              -----------    ----------
9/21/1998     $10,000.00     $10,000.00
12/31/1998      11,589.88     11,397.54
4/30/1999       11,961.54     12,017.78
8/31/1999       12,038.58     11,854.80
12/31/1999      13,770.13     12,967.16
4/28/2000       13,840.15     13,135.76
8/31/2000       14,842.52     13,712.55
12/29/2000      13,692.28     12,637.16
4/30/2001       13,346.13     12,256.80
8/31/2001       12,748.37     11,636.47


Fiscal Year Ended August 31

*Reflects returns from October 1, 1998 to August 31, 2001, because the benchmark's value is only published at the end of the month.

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.
MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
The fund outperformed via declining less than its blended benchmark. The Fund's holdings of growth oriented assets led to disappointing overall performance.

What were the dominant portfolio themes?
There was no middle ground. Growth assets, which make up 37% of the Fund's holdings, declined 30% or more. Value assets and bonds, which were 63% of the Fund's holdings, had gains that ranged up to 12%. Unfortunately the extreme weakness in growth stocks-- particularly the telecommunication, media, and technology industries--led to a loss for the 12 months ended August 31, 2001.

Which portfolio holdings most enhanced the Fund's performance?
Bonds and small, as well as, mid-cap equities were strong. In a difficult economic and equity environment, the overall positive returns generated by these holdings were very welcome.

Were there any disappointments in the Fund?
The growth sector fell further and harder than many thought possible one year ago. A very slow economy, a significant reduction in business capital investment, and a slow uptake for telecommunication services all led to a deep bear market for growth equities throughout the world.

What is your outlook for the next fiscal period?
The remainder of 2001 should stay very weak. The economy stays near recession, revenue growth remains hard to achieve for many technology firms, and consumer confidence remains fragile. 2002 appears far brighter. The impact of eight short term rate cuts, the rebuilding of depleted business inventories, and the effect of high government spending following the September 2001 attack on America should all lead to higher consumer confidence and business activity.

--------------------------------------------------------------------------------

62
          AG MODERATE GROWTH LIFESTYLE FUND - SCHEDULE OF INVESTMENTS
                                                                August 31, 2001


         NUMBER                                              MARKET
        OF SHARES                                            VALUE
        ----------------------------------------------------------------
                  AFFILIATED INVESTMENT
                  COMPANIES - 100.10%
                  BOND FUNDS - 35.04%
         968,530  NAFVPS II AG Core Bond Fund............ $  9,607,814
         195,997  NAFVPS II AG High Yield Bond Fund......    1,601,296
                                                          ------------
                                                            11,209,110

                                                          ------------
                  INTERNATIONAL EQUITY FUND - 18.02%
         578,210  NAFVPS II International Growth Fund....    5,764,758

                                                          ------------
                  LARGE CAP EQUITY FUND - 25.03%
         386,700  NAFVPS II Goldman Sachs Large Cap
                   Growth Fund...........................    3,522,836
         404,294  NAFVPS II State Street Large Cap
                   Value Fund............................    4,483,615

                                                          ------------
                                                             8,006,451

                                                          ------------
                  MID CAP EQUITY FUND - 12.00%
         154,963  NAFVPS II INVESCO MidCap Growth Fund...      960,773
         212,874  NAFVPS II Neuberger Berman MidCap
                   Value Fund............................    2,882,317

                                                          ------------
                                                             3,843,090

                                                          ------------
                  SMALL CAP EQUITY FUND - 10.01%
         149,793  NAFVPS II J.P. Morgan Small Cap
                   Growth Fund...........................    1,601,286
         140,959  NAFVPS II Small Cap Value Fund.........    1,601,298

                                                          ------------
                                                             3,202,584

                                                          ------------
                  TOTAL AFFILIATED
                  INVESTMENTS COMPANIES
                  (Cost $33,755,192) - 100.10%...........   32,025,993

                                                          ------------
                  Other assets less liabilities - (0.10%)      (32,866)

                                                          ------------
                  NET ASSETS - 100.00%................... $ 31,993,127

                                                          ------------


SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                             63
August 31, 2001
                     AG CONSERVATIVE GROWTH LIFESTYLE FUND


                        Average Annual Total Return/(a)/
                        ---------------------------------
                        1 Year       Since Inception*
                        ---------------------------------
                        (6.76%)           9.06%

*September 21, 1998
/(a)/Average annual total returns are net of expenses.

                                    [CHART]

Growth of $10,000 Investment from 9/21/98 to 8/31/00

              AG Conservative           Conservative Growth
              Growth Lifestyle Fund     Lifestyle Blended Index
              ---------------------     -----------------------

9/21/1998      $10,000.00               $10,000.00
12/31/1998      11,362.01                11,126.17
4/30/1999       11,597.09                11,638.09
8/31/1999       11,598.84                11,459.26
12/31/1999      12,875.69                12,308.53
4/28/2000       12,998.55                12,470.60
8/31/2000       13,841.39                13,051.26
12/29/2000      13,275.36                12,463.12
4/30/2001       13,136.77                12,307.71
8/31/2001       12,905.84                12,023.34

*Reflects returns from October 1, 1998 to August 31, 2000 because the benchmark's value is only published at the end of the month.



Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.
MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
The fund outperformed, as its value and fixed income holdings performed well against their constituents of the fund's blended benchmark.

What were the dominant portfolio themes?
Three themes were powerful throughout the year ended August 31, 2001. They were a 12% rally in investment grade fixed income, a +12% rally in mid and small capitalization value stocks, and a +30% decline in growth equities. Regrettably for the fund's overall return, the severe bear market in growth equities kept the year in a loss position.

Which portfolio holdings most enhanced the Fund's performance?
The fund's 55% allocation to fixed income--which was raised to that level in January--was very significant in offsetting some of the damage in the equity growth sector. In a declining short term rate environment, the lower volatility and more stable returns that fixed income offers, as compared to equities, led investors to bid up the prices of most bonds.

Were there any disappointments in the Fund?
The growth sector which is 25% of fund assets, approximately 15% domestic and approximately 10% international, fell further and harder than many investors thought probable one year ago. A very sharp reduction in business investment spending, and a slow uptake of new telecommunication services led to a painful bear market for domestic and foreign growth stocks.

What is your outlook for the next fiscal period?
The remainder of 2001 should stay difficult for the equity market and for the economy overall. The third and fourth quarters of 2001 could produce a recession--two consecutive quarters of negative Gross Domestic Product growth. Consumer confidence remains fragile and business continues to retrench; 2002 appears far brighter. The impact of eight short term rate cuts, the rebuilding of depleted business inventories, and the effect of high government spending following the September 2001 attack on America, should all lead to higher consumer confidence and business activity.

--------------------------------------------------------------------------------

64
        AG CONSERVATIVE GROWTH LIFESTYLE FUND - SCHEDULE OF INVESTMENTS
                                                                August 31, 2001


         NUMBER                                              MARKET
        OF SHARES                                            VALUE
        ----------------------------------------------------------------
                  AFFILIATED INVESTMENT
                  COMPANIES - 100.11%
                  BOND FUNDS - 55.06%
         985,342  NAFVPS II AG Core Bond Fund............ $  9,774,596
         119,640  NAFVPS II AG High Yield Bond Fund......      977,462

                                                          ------------
                                                            10,752,058

                                                          ------------
                  INTERNATIONAL EQUITY FUND - 10.01%
         196,079  NAFVPS II International Growth Fund....    1,954,903

                                                          ------------
                  LARGE CAP EQUITY FUND - 22.02%
         214,592  NAFVPS II Goldman Sachs Large Cap
                   Growth Fund...........................    1,954,930
         211,534  NAFVPS II State Street Large Cap
                   Value Fund............................    2,345,914

                                                          ------------
                                                             4,300,844

                                                          ------------
                  MID CAP EQUITY FUND - 7.01%
          63,062  NAFVPS II INVESCO MidCap Growth Fund...      390,986
          72,191  NAFVPS II Neuberger Berman MidCap
                   Value Fund............................      977,466

                                                          ------------
                                                             1,368,452

                                                          ------------
                  SMALL CAP EQUITY FUND - 6.01%
          54,863  NAFVPS II J.P. Morgan Small Cap
                   Growth Fund...........................      586,480
          51,626  NAFVPS II Small Cap Value Fund.........      586,477

                                                          ------------
                                                             1,172,957

                                                          ------------
                  TOTAL AFFILIATED
                  INVESTMENTS COMPANIES
                  (Cost $19,999,555) - 100.11%...........   19,549,214

                                                          ------------
                  Other assets less liabilities - (0.11%)      (21,764)

                                                          ------------
                  NET ASSETS - 100.00%................... $ 19,527,450

                                                          ------------



SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

                                                                             65
August 31, 2001
                     STATEMENTS OF ASSETS AND LIABILITIES


                                                                                GOLDMAN                       J.P. MORGAN
                                                                                 SACHS          INVESCO        SMALL CAP
                                                            INTERNATIONAL      LARGE CAP        MIDCAP          GROWTH
                                                             GROWTH FUND      GROWTH FUND     GROWTH FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost....................................... $   31,975,763   $   36,771,029  $   29,501,349  $   33,493,008
                                                            --------------   --------------  --------------  --------------
Investments, at market..................................... $   27,543,130   $   30,280,722  $   23,081,836  $   27,529,309
Cash (overdraft)...........................................          1,306           72,692             303             351
Receivable for:
 Investments sold..........................................              -                -         278,472         110,301
 Trust shares sold.........................................        753,439          117,280         102,617          41,113
 Dividends and interest....................................         75,092           22,230           2,215           1,957
 Daily variation margin on futures.........................              -            1,100               -               -
 Expenses reimbursement....................................         58,353           24,378          25,985          21,238
Other assets...............................................         19,578            1,338           1,224           1,989
                                                            --------------   --------------  --------------  --------------
TOTAL ASSETS...............................................     28,450,898       30,519,740      23,492,652      27,706,258
                                                            --------------   --------------  --------------  --------------
LIABILITIES:
Payable for:
 Investments purchased.....................................              -            9,611         134,630          48,051
 Trust shares reacquired...................................              -           31,073           8,460          53,750
 Custodian fee.............................................          7,673            2,157           3,266           2,978
 Professional fees.........................................          2,530            2,793           1,810           2,458
 Report to shareholders....................................          7,913            8,561           4,908           7,492
Payable to affiliates:
 Advisory fees.............................................         21,785           14,683          16,310          20,160
 Administrative services...................................         36,059           38,675          27,760          34,431
 Accounting services.......................................          8,228            8,945           6,562           8,023
 Transfer agency fee.......................................            145              156             112             139
Directors retirement and deferred compensation plans.......          3,014            3,983           2,296           3,561
Accrued expenses and other liabilities.....................          6,177            2,293           9,931           2,392
                                                            --------------   --------------  --------------  --------------
TOTAL LIABILITIES..........................................         93,524          122,930         216,045         183,435
                                                            --------------   --------------  --------------  --------------
NET ASSETS................................................. $   28,357,374   $   30,396,810  $   23,276,607  $   27,522,823

                                                            --------------   --------------  --------------  --------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share............... $       28,440   $       33,351  $       37,535  $       25,740
Paid in capital............................................     34,829,691       41,799,893      33,850,708      39,200,159
Undistributed net investment income (loss).................        (67,326)             272            (942)              -
Accumulated net realized gain (loss) on securities.........     (2,001,300)      (4,944,806)     (4,191,205)     (5,739,377)
Unrealized appreciation (depreciation) of:
 Investments...............................................     (4,432,633)      (6,490,307)     (6,419,513)     (5,963,699)
 Futures...................................................              -           (1,593)              -               -
 Foreign currency translation..............................            502                -              24               -
                                                            --------------   --------------  --------------  --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING................ $   28,357,374   $   30,396,810  $   23,276,607  $   27,522,823
                                                            --------------   --------------  --------------  --------------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES:
  Authorized (Par value $0.01 per share)...................  1,000,000,000    1,000,000,000   1,000,000,000   1,000,000,000
  Outstanding..............................................      2,843,991        3,335,054       3,753,517       2,573,967
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. $         9.97   $         9.11  $         6.20  $        10.69

                                                                              NEUBERGER
                                                             STATE STREET       BERMAN                      AG SOCIALLY
                                                              LARGE CAP         MIDCAP       SMALL CAP      RESPONSIBLE
                                                              VALUE FUND      VALUE FUND     VALUE FUND        FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost....................................... $   20,300,515  $   70,541,879 $   30,378,371  $   12,598,523
                                                            --------------  -------------- --------------  --------------
Investments, at market..................................... $   20,772,167  $   71,063,931 $   30,929,524  $   11,619,402
Cash (overdraft)...........................................            714             457          1,186             215
Receivable for:
 Investments sold..........................................        394,817         230,760        121,732              60
 Trust shares sold.........................................          1,583          52,609         36,374               -
 Dividends and interest....................................         38,230          89,040         28,712          11,090
 Daily variation margin on futures.........................              -               -          1,125           3,480
 Expenses reimbursement....................................         13,803          35,153         47,087           8,011
Other assets...............................................          1,172           1,399          1,159           2,400
                                                            --------------  -------------- --------------  --------------
TOTAL ASSETS...............................................     21,222,486      71,473,349     31,166,899      11,644,658
                                                            --------------  -------------- --------------  --------------
LIABILITIES:
Payable for:
 Investments purchased.....................................        601,325       3,778,929        670,956               -
 Trust shares reacquired...................................         90,492          71,541          4,512           3,177
 Custodian fee.............................................          2,361           5,272         19,139           1,702
 Professional fees.........................................          1,537           4,641          1,736           1,150
 Report to shareholders....................................          4,070          10,723          4,084           3,532
Payable to affiliates:
 Advisory fees.............................................          8,708          42,589         19,134           2,554
 Administrative services...................................         22,835          72,812         29,829          15,240
 Accounting services.......................................          5,325          17,167          7,133           3,471
 Transfer agency fee.......................................             92             294            120              61
Directors retirement and deferred compensation plans.......          1,928           5,265          2,015           1,616
Accrued expenses and other liabilities.....................          2,087           4,602          4,968              71
                                                            --------------  -------------- --------------  --------------
TOTAL LIABILITIES..........................................        740,760       4,013,835        763,626          32,574
                                                            --------------  -------------- --------------  --------------
NET ASSETS................................................. $   20,481,726  $   67,459,514 $   30,403,273  $   11,612,084

                                                            --------------  -------------- --------------  --------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share............... $       18,459  $       49,807 $       26,771  $       11,105
Paid in capital............................................     20,156,865      64,668,136     28,993,979      12,825,664
Undistributed net investment income (loss).................              -           3,301          1,552           2,435
Accumulated net realized gain (loss) on securities.........       (165,250)      2,216,218        894,293        (189,121)
Unrealized appreciation (depreciation) of:
 Investments...............................................        471,652         522,052        551,153        (979,121)
 Futures...................................................              -               -        (64,475)        (58,878)
 Foreign currency translation..............................              -               -              -               -
                                                            --------------  -------------- --------------  --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING................ $   20,481,726  $   67,459,514 $   30,403,273  $   11,612,084
                                                            --------------  -------------- --------------  --------------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES:
  Authorized (Par value $0.01 per share)...................  1,000,000,000   1,000,000,000  1,000,000,000   1,000,000,000
  Outstanding..............................................      1,845,937       4,980,745      2,677,145       1,110,533
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. $        11.10  $        13.54 $        11.36  $        10.46

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

66
           STATEMENTS OF ASSETS AND LIABILITIES  - C O N T I N U E D
                                                                August 31, 2001


                                                                                                                  AG 2
                                                                  AG              AG              AG             MONEY
                                                              HIGH YIELD       STRATEGIC         CORE            MARKET
                                                              BOND FUND        BOND FUND       BOND FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost....................................... $   16,987,519   $   17,034,440  $   38,619,122  $   51,418,928
                                                            --------------   --------------  --------------  --------------
Investments, at market..................................... $   16,686,536   $   17,239,952  $   39,280,650  $   51,418,928
Cash (overdraft)...........................................         11,637              267             571          (3,512)
Receivable for:
  Investments sold.........................................              -                -           8,353          99,016
  Trust shares sold........................................         68,423           90,385          65,360         544,258
  Dividends and interest...................................        404,394          233,309         375,212            (704)
  Daily variation margin on futures........................              -                -               -               -
  Expenses reimbursement...................................         10,309            9,007          24,870          25,391
Other assets...............................................          1,857            1,520           4,739           1,866
                                                            --------------   --------------  --------------  --------------
TOTAL ASSETS...............................................     17,183,156       17,574,440      39,759,755      52,085,243
                                                            --------------   --------------  --------------  --------------
LIABILITIES:
Payable for:
  Investments purchased....................................         10,865        2,428,065       7,261,908               -
  Trust shares reacquired..................................         26,510                -         169,006               -
  Custodian fee............................................            561            1,047             786           1,028
  Professional fees........................................          1,363            1,019           2,452           4,180
  Report to shareholders...................................          3,092            2,108           6,957           9,266
Payable to affiliates:
  Advisory fees............................................          9,888            7,267          13,525          10,545
  Administrative services..................................         20,207           15,153          37,103          58,507
  Accounting services......................................          4,626            3,524           8,573          13,459
  Transfer agency fee......................................             82               56             150             236
Directors retirement and deferred compensation plans.......          1,457            1,158           2,742           4,808
Accrued expenses and other liabilities.....................          2,819            2,151           6,335           4,106
                                                            --------------   --------------  --------------  --------------
TOTAL LIABILITIES..........................................         81,470        2,461,548       7,509,537         106,135
                                                            --------------   --------------  --------------  --------------
NET ASSETS................................................. $   17,101,686   $   15,112,892  $   32,250,218  $   51,979,108
                                                            --------------   --------------  --------------  --------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share............... $       20,951   $       15,744  $       32,535  $      519,791
Paid in capital............................................     18,667,723       15,370,567      31,538,094      51,459,317
Undistributed net investment income (loss).................         10,271           39,967          24,259               -
Accumulated net realized gain (loss) on securities.........     (1,296,276)        (519,311)         (6,198)              -
Unrealized appreciation (depreciation) of:
 Investments...............................................       (300,983)         205,512         661,528               -
 Futures...................................................              -                -               -               -
 Foreign currency translation..............................              -              413               -               -
                                                            --------------   --------------  --------------  --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING................ $   17,101,686   $   15,112,892  $   32,250,218  $   51,979,108
                                                            --------------   --------------  --------------  --------------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES:
  Authorized (Par value $0.01 per share)...................  1,000,000,000    1,000,000,000   1,000,000,000   1,000,000,000
  Outstanding..............................................      2,095,121        1,574,433       3,253,559      51,979,108
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. $         8.16   $         9.60  $         9.91  $         1.00

                                                                  AG              AG              AG
                                                              AGGRESSIVE       MODERATE      CONSERVATIVE
                                                                GROWTH          GROWTH          GROWTH
                                                            LIFESTYLE FUND  LIFESTYLE FUND  LIFESTYLE FUND
------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost....................................... $   20,944,173  $   33,755,192  $   19,999,555
                                                            --------------  --------------  --------------
Investments, at market..................................... $   18,873,274  $   32,025,993  $   19,549,214
Cash (overdraft)...........................................        (21,295)        (16,971)        (15,176)
Receivable for:
  Investments sold.........................................         87,820         147,617         103,292
  Trust shares sold........................................         23,408          49,022           1,630
  Dividends and interest...................................            236             101             262
  Daily variation margin on futures........................              -               -               -
  Expenses reimbursement...................................              -               -               -
Other assets...............................................              -           5,143               -
                                                            --------------  --------------  --------------
TOTAL ASSETS...............................................     18,963,443      32,210,905      19,639,222
                                                            --------------  --------------  --------------
LIABILITIES:
Payable for:
  Investments purchased....................................        110,256         214,409          88,772
  Trust shares reacquired..................................          1,528             638          21,329
  Custodian fee............................................              -               -               -
  Professional fees........................................              -               -               -
  Report to shareholders...................................              -               -               -
Payable to affiliates:
  Advisory fees............................................          1,625           2,731           1,671
  Administrative services..................................              -               -               -
  Accounting services......................................              -               -               -
  Transfer agency fee......................................              -               -               -
Directors retirement and deferred compensation plans.......              -               -               -
Accrued expenses and other liabilities.....................              -               -               -
                                                            --------------  --------------  --------------
TOTAL LIABILITIES..........................................        113,409         217,778         111,772
                                                            --------------  --------------  --------------
NET ASSETS................................................. $   18,850,034  $   31,993,127  $   19,527,450
                                                            --------------  --------------  --------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share............... $       21,364  $       31,940  $       20,619
Paid in capital............................................     23,333,029      36,276,564      21,169,229
Undistributed net investment income (loss).................              -               -               -
Accumulated net realized gain (loss) on securities.........     (2,433,460)     (2,586,178)     (1,212,057)
Unrealized appreciation (depreciation) of:
 Investments...............................................     (2,070,899)     (1,729,199)       (450,341)
 Futures...................................................              -               -               -
 Foreign currency translation..............................              -               -               -
                                                            --------------  --------------  --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING................ $   18,850,034  $   31,993,127  $   19,527,450
                                                            --------------  --------------  --------------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES:
  Authorized (Par value $0.01 per share)...................  1,000,000,000   1,000,000,000   1,000,000,000
  Outstanding..............................................      2,136,395       3,193,972       2,061,870
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. $         8.82  $        10.02  $         9.47

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                             67
For the Year Ended August 31, 2001
                           STATEMENTS OF OPERATIONS



                                                                                                                    GOLDMAN
                                                                                                                     SACHS
                                                                                                    INTERNATIONAL  LARGE CAP
                                                                                                     GROWTH FUND  GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $58,838 for International Growth Fund)..............  $   388,170  $    155,834
Interest...........................................................................................       78,232        63,417

                                                                                                     -----------  ------------
 Total investment income...........................................................................      466,402       219,251

                                                                                                     -----------  ------------
EXPENSES:
Advisory fees......................................................................................      213,851       172,716
Custodian fees.....................................................................................       28,142         7,097
Administrative services fee........................................................................       59,403        78,507
Professional fees..................................................................................        6,660        20,036
Report to shareholders.............................................................................       15,571        16,273
Trustees' fees and expenses........................................................................        9,894        15,461
Accounting services................................................................................       11,017        13,713
Transfer agency fee................................................................................          224           281
Licensing fee......................................................................................            -         6,005
Pricing services...................................................................................          773         1,437
Miscellaneous......................................................................................       10,419         8,061

                                                                                                     -----------  ------------
 Total expenses....................................................................................      355,954       339,587

                                                                                                     -----------  ------------
 Expense reimbursement.............................................................................     (111,216)      (71,252)
  Net expenses.....................................................................................      244,738       268,335

                                                                                                     -----------  ------------
NET INVESTMENT INCOME (LOSS).......................................................................      221,664       (49,084)

                                                                                                     -----------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY RELATED
 TRANSACTIONS:
Net realized gain (loss) on securities and foreign currency related transactions:
 Investments.......................................................................................   (1,937,553)   (4,650,983)
 Capital gain distributions........................................................................            -             -
 Futures & options contracts.......................................................................            -      (124,474)
 Foreign currency transactions.....................................................................     (120,755)            -

                                                                                                     -----------  ------------
                                                                                                      (2,058,308)   (4,774,457)

                                                                                                     -----------  ------------
Net unrealized appreciation (depreciation) of securities and foreign currency related transactions:
 Investments.......................................................................................   (5,875,225)  (14,353,897)
 Futures contracts.................................................................................            -        (6,816)
 Foreign currency translations.....................................................................          502             -

                                                                                                     -----------  ------------
                                                                                                      (5,874,723)  (14,360,713)

                                                                                                     -----------  ------------
    Net realized and unrealized gain (loss) on securities and foreign currency related
     transactions..................................................................................   (7,933,031)  (19,135,170)

                                                                                                     -----------  ------------
 INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................................  $(7,711,367) $(19,184,254)

                                                                                                     -----------  ------------

                                                                                                      INVESCO
                                                                                                      MIDCAP      J.P. MORGAN
                                                                                                      GROWTH       SMALL CAP
                                                                                                       FUND       GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $58,838 for International Growth Fund).............. $     26,808  $     76,271
Interest...........................................................................................       96,614       112,147

                                                                                                    ------------  ------------
 Total investment income...........................................................................      123,422       188,418

                                                                                                    ------------  ------------
EXPENSES:
Advisory fees......................................................................................      143,140       238,665
Custodian fees.....................................................................................       12,394        14,757
Administrative services fee........................................................................       45,260        70,196
Professional fees..................................................................................        5,249        11,369
Report to shareholders.............................................................................        9,579        14,017
Trustees' fees and expenses........................................................................        7,526        13,272
Accounting services................................................................................        8,654        12,304
Transfer agency fee................................................................................          168           250
Licensing fee......................................................................................        4,361         8,303
Pricing services...................................................................................          648         1,294
Miscellaneous......................................................................................       13,064         7,450

                                                                                                    ------------  ------------
 Total expenses....................................................................................      250,043       391,877

                                                                                                    ------------  ------------
 Expense reimbursement.............................................................................     (100,572)      (65,784)
  Net expenses.....................................................................................      149,471       326,093

                                                                                                    ------------  ------------
NET INVESTMENT INCOME (LOSS).......................................................................      (26,049)     (137,675)

                                                                                                    ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY RELATED
 TRANSACTIONS:
Net realized gain (loss) on securities and foreign currency related transactions:
 Investments.......................................................................................   (1,871,550)   (5,648,615)
 Capital gain distributions........................................................................            -             -
 Futures & options contracts.......................................................................            -             -
 Foreign currency transactions.....................................................................       (1,082)            -

                                                                                                    ------------  ------------
                                                                                                      (1,872,632)   (5,648,615)

                                                                                                    ------------  ------------
Net unrealized appreciation (depreciation) of securities and foreign currency related transactions:
 Investments.......................................................................................   (9,254,542)  (12,055,514)
 Futures contracts.................................................................................            -             -
 Foreign currency translations.....................................................................           24             -

                                                                                                    ------------  ------------
                                                                                                      (9,254,518)  (12,055,514)

                                                                                                    ------------  ------------
    Net realized and unrealized gain (loss) on securities and foreign currency related transactions..................................................................................  (11,127,150)  (17,704,129)

                                                                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................................... $(11,153,199) $(17,841,804)

                                                                                                    ------------  ------------

                                                                                                      STATE    NEUBERGER
                                                                                                      STREET     BERMAN
                                                                                                    LARGE CAP    MIDCAP
                                                                                                    VALUE FUND VALUE FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $58,838 for International Growth Fund).............. $ 251,644  $   503,976
Interest...........................................................................................    20,593      204,416

                                                                                                    ---------  -----------
 Total investment income...........................................................................   272,237      708,392

                                                                                                    ---------  -----------
EXPENSES:
Advisory fees......................................................................................    76,013      311,329
Custodian fees.....................................................................................     7,396       15,365
Administrative services fee........................................................................    38,007      103,776
Professional fees..................................................................................     5,425       11,492
Report to shareholders.............................................................................     7,849       21,667
Trustees' fees and expenses........................................................................     6,599       14,917
Accounting services................................................................................     7,138       20,860
Transfer agency fee................................................................................       141          397
Licensing fee......................................................................................    19,167       11,538
Pricing services...................................................................................       556        1,177
Miscellaneous......................................................................................     4,774       11,536

                                                                                                    ---------  -----------
 Total expenses....................................................................................   173,065      524,054

                                                                                                    ---------  -----------
 Expense reimbursement.............................................................................   (49,707)     (86,413)
  Net expenses.....................................................................................   123,358      437,641

                                                                                                    ---------  -----------
NET INVESTMENT INCOME (LOSS).......................................................................   148,879      270,751

                                                                                                    ---------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY RELATED
 TRANSACTIONS:
Net realized gain (loss) on securities and foreign currency related transactions:
 Investments.......................................................................................   (66,168)   2,411,563
 Capital gain distributions........................................................................         -            -
 Futures & options contracts.......................................................................    (6,562)           -
 Foreign currency transactions.....................................................................         -            -

                                                                                                    ---------  -----------
                                                                                                      (72,730)   2,411,563

                                                                                                    ---------  -----------
Net unrealized appreciation (depreciation) of securities and foreign currency related transactions:
 Investments.......................................................................................  (473,382)  (1,509,479)
 Futures contracts.................................................................................         -            -
 Foreign currency translations.....................................................................         -            -

                                                                                                    ---------  -----------
                                                                                                     (473,382)  (1,509,479)

                                                                                                    ---------  -----------
    Net realized and unrealized gain (loss) on securities and foreign currency related
     transactions..................................................................................  (546,112)     902,084

                                                                                                    ---------  -----------
 INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................................... $(397,233) $ 1,172,835

                                                                                                    ---------  -----------


                                                                                                                AG SOCIALLY
                                                                                                    SMALL CAP   RESPONSIBLE
                                                                                                    VALUE FUND     FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $58,838 for International Growth Fund).............. $  243,791  $   138,930
Interest...........................................................................................     95,965       68,948

                                                                                                    ----------  -----------
 Total investment income...........................................................................    339,756      207,878

                                                                                                    ----------  -----------
EXPENSES:
Advisory fees......................................................................................    119,147       31,844
Custodian fees.....................................................................................     34,372        4,347
Administrative services fee........................................................................     39,716       31,844
Professional fees..................................................................................      5,130        7,153
Report to shareholders.............................................................................      6,978        6,447
Trustees' fees and expenses........................................................................      5,736        6,654
Accounting services................................................................................      8,312        5,459
Transfer agency fee................................................................................        154          114
Licensing fee......................................................................................     19,167            -
Pricing services...................................................................................        383          593
Miscellaneous......................................................................................      7,665        2,449

                                                                                                    ----------  -----------
 Total expenses....................................................................................    246,760       96,904

                                                                                                    ----------  -----------
 Expense reimbursement.............................................................................    (95,129)     (25,679)
  Net expenses.....................................................................................    151,631       71,225

                                                                                                    ----------  -----------
NET INVESTMENT INCOME (LOSS).......................................................................    188,125      136,653

                                                                                                    ----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY RELATED
 TRANSACTIONS:
Net realized gain (loss) on securities and foreign currency related transactions:
 Investments.......................................................................................  1,265,738      164,980
 Capital gain distributions........................................................................          -            -
 Futures & options contracts.......................................................................   (207,826)    (333,563)
 Foreign currency transactions.....................................................................          -            -

                                                                                                    ----------  -----------
                                                                                                     1,057,912     (168,583)

                                                                                                    ----------  -----------
Net unrealized appreciation (depreciation) of securities and foreign currency related transactions:
 Investments.......................................................................................    245,660   (3,518,531)
 Futures contracts.................................................................................    (86,250)     (79,416)
 Foreign currency translations.....................................................................          -            -

                                                                                                    ----------  -----------
                                                                                                       159,410   (3,597,947)

                                                                                                    ----------  -----------
    Net realized and unrealized gain (loss) on securities and foreign currency related
     transactions..................................................................................  1,217,322   (3,766,530)

                                                                                                    ----------  -----------
 INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................................... $1,405,447  $(3,629,877)

                                                                                                    ----------  -----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

68
                     STATEMENTS OF OPERATIONS  - CONTINUED
                                             For the Year Ended August 31, 2001




                                                                                                            AG          AG
                                                                                                        HIGH YIELD   STRATEGIC
                                                                                                        BOND FUND    BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends.............................................................................................. $    16,854  $  14,109
Interest...............................................................................................   1,319,631    860,013
                                                                                                        -----------  ---------
  Total investment income..............................................................................   1,336,485    874,122
                                                                                                        -----------  ---------
EXPENSES:
Advisory fees..........................................................................................      80,433     54,762
Custodian fees.........................................................................................       1,813      2,716
Administrative services fee............................................................................      28,726     22,817
Professional fees......................................................................................       4,192      3,355
Report to shareholders.................................................................................       5,427      3,637
Trustees' fees and expenses............................................................................       4,702      3,813
Accounting services....................................................................................       5,641      4,438
Transfer agency fee....................................................................................         109         81
Licensing fee..........................................................................................           -          -
Pricing services.......................................................................................         339        302
Miscellaneous..........................................................................................       4,796      3,737
                                                                                                        -----------  ---------
  Total expenses.......................................................................................     136,178     99,658
                                                                                                        -----------  ---------
  Expense reimbursement................................................................................     (21,964)   (18,205)
  Net expenses.........................................................................................     114,214     81,453
                                                                                                        -----------  ---------
NET INVESTMENT INCOME (LOSS)...........................................................................   1,222,271    792,669
                                                                                                        -----------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on securities and foreign currency related transactions:
  Investments..........................................................................................  (1,135,948)  (459,304)
  Capital gain distributions...........................................................................           -          -
  Futures & options contracts..........................................................................           -          -
  Foreign currency transactions........................................................................           -       (362)
                                                                                                        -----------  ---------
                                                                                                         (1,135,948)  (459,666)
                                                                                                        -----------  ---------
Net unrealized appreciation (depreciation) of securities and foreign currency related transactions:
  Investments..........................................................................................     (40,969)   255,174
  Futures contracts....................................................................................           -          -
  Foreign currency translations........................................................................          30        413
                                                                                                        -----------  ---------
                                                                                                            (40,939)   255,587
                                                                                                        -----------  ---------
    Net realized and unrealized gain (loss) on securities and foreign -currency related transactions...  (1,176,887)  (204,079)
                                                                                                        -----------  ---------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................................... $    45,384  $ 588,590
                                                                                                        -----------  ---------

                                                                                                                       AG 2
                                                                                                           AG         MONEY
                                                                                                        CORE BOND     MARKET
                                                                                                          FUND         FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends.............................................................................................. $        -  $        -
Interest...............................................................................................  1,391,630   2,000,026
                                                                                                        ----------  ----------
  Total investment income..............................................................................  1,391,630   2,000,026
                                                                                                        ----------  ----------
EXPENSES:
Advisory fees..........................................................................................    108,097      94,758
Custodian fees.........................................................................................      3,353       3,485
Administrative services fee............................................................................     54,049      94,758
Professional fees......................................................................................      4,896      11,518
Report to shareholders.................................................................................     13,596      20,543
Trustees' fees and expenses............................................................................      8,052      14,721
Accounting services....................................................................................     10,595      17,788
Transfer agency fee....................................................................................        209         354
Licensing fee..........................................................................................          -           -
Pricing services.......................................................................................        560       1,367
Miscellaneous..........................................................................................     10,143      10,462
                                                                                                        ----------  ----------
  Total expenses.......................................................................................    213,550     269,754
                                                                                                        ----------  ----------
  Expense reimbursement................................................................................    (46,026)    (56,898)
  Net expenses.........................................................................................    167,524     212,856
                                                                                                        ----------  ----------
NET INVESTMENT INCOME (LOSS)...........................................................................  1,224,106   1,787,170
                                                                                                        ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on securities and foreign currency related transactions:
  Investments..........................................................................................    226,593           -
  Capital gain distributions...........................................................................          -           -
  Futures & options contracts..........................................................................          -           -
  Foreign currency transactions........................................................................          -           -
                                                                                                        ----------  ----------
                                                                                                           226,593           -
                                                                                                        ----------  ----------
Net unrealized appreciation (depreciation) of securities and foreign currency related transactions:
  Investments..........................................................................................    787,752           -
  Futures contracts....................................................................................          -           -
  Foreign currency translations........................................................................          -           -
                                                                                                        ----------  ----------
                                                                                                           787,752           -
                                                                                                        ----------  ----------
    Net realized and unrealized gain (loss) on securities and foreign -currency related transactions...  1,014,345           -
                                                                                                        ----------  ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................................... $2,238,451  $1,787,170
                                                                                                        ----------  ----------

                                                                                                            AG           AG
                                                                                                        AGGRESSIVE    MODERATE
                                                                                                          GROWTH       GROWTH
                                                                                                        LIFESTYLE     LIFESTYLE
                                                                                                           FUND         FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends.............................................................................................. $   135,386  $   582,616
Interest...............................................................................................       1,335        1,881
                                                                                                        -----------  -----------
  Total investment income..............................................................................     136,721      584,497
                                                                                                        -----------  -----------
EXPENSES:
Advisory fees..........................................................................................      16,301       25,085
Custodian fees.........................................................................................           -            -
Administrative services fee............................................................................           -            -
Professional fees......................................................................................           -            -
Report to shareholders.................................................................................           -            -
Trustees' fees and expenses............................................................................           -            -
Accounting services....................................................................................           -            -
Transfer agency fee....................................................................................           -            -
Licensing fee..........................................................................................           -            -
Pricing services.......................................................................................           -            -
Miscellaneous..........................................................................................           -            -
                                                                                                        -----------  -----------
  Total expenses.......................................................................................      16,301       25,085
                                                                                                        -----------  -----------
  Expense reimbursement................................................................................           -            -
  Net expenses.........................................................................................      16,301       25,085
                                                                                                        -----------  -----------
NET INVESTMENT INCOME (LOSS)...........................................................................     120,420      559,412
                                                                                                        -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on securities and foreign currency related transactions:
  Investments..........................................................................................  (2,198,223)  (2,215,143)
  Capital gain distributions...........................................................................     932,092    1,047,617
  Futures & options contracts..........................................................................           -            -
  Foreign currency transactions........................................................................           -            -
                                                                                                        -----------  -----------
                                                                                                         (1,266,131)  (1,167,526)
                                                                                                        -----------  -----------
Net unrealized appreciation (depreciation) of securities and foreign currency related transactions:
  Investments..........................................................................................  (3,390,105)  (2,906,132)
  Futures contracts....................................................................................           -            -
  Foreign currency translations........................................................................           -            -
                                                                                                        -----------  -----------
                                                                                                         (3,390,105)  (2,906,132)
                                                                                                        -----------  -----------
    Net realized and unrealized gain (loss) on securities and foreign -currency related transactions...  (4,656,236)  (4,073,658)
                                                                                                        -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................................... $(4,535,816) $(3,514,246)
                                                                                                        -----------  -----------

                                                                                                             AG
                                                                                                        CONSERVATIVE
                                                                                                           GROWTH
                                                                                                         LIFESTYLE
                                                                                                            FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends.............................................................................................. $   531,267
Interest...............................................................................................       1,068
                                                                                                        -----------
  Total investment income..............................................................................     532,335
                                                                                                        -----------
EXPENSES:
Advisory fees..........................................................................................      15,752
Custodian fees.........................................................................................           -
Administrative services fee............................................................................           -
Professional fees......................................................................................           -
Report to shareholders.................................................................................           -
Trustees' fees and expenses............................................................................           -
Accounting services....................................................................................           -
Transfer agency fee....................................................................................           -
Licensing fee..........................................................................................           -
Pricing services.......................................................................................           -
Miscellaneous..........................................................................................           -
                                                                                                        -----------
  Total expenses.......................................................................................      15,752
                                                                                                        -----------
  Expense reimbursement................................................................................           -
  Net expenses.........................................................................................      15,752
                                                                                                        -----------
NET INVESTMENT INCOME (LOSS)...........................................................................     516,583
                                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on securities and foreign currency related transactions:
  Investments..........................................................................................    (904,753)
  Capital gain distributions...........................................................................     399,192
  Futures & options contracts..........................................................................           -
  Foreign currency transactions........................................................................           -
                                                                                                        -----------
                                                                                                           (505,561)
                                                                                                        -----------
Net unrealized appreciation (depreciation) of securities and foreign currency related transactions:
  Investments..........................................................................................  (1,003,633)
  Futures contracts....................................................................................           -
  Foreign currency translations........................................................................           -
                                                                                                        -----------
                                                                                                         (1,003,633)
                                                                                                        -----------
    Net realized and unrealized gain (loss) on securities and foreign -currency related transactions...  (1,509,194)
                                                                                                        -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................................... $  (992,611)
                                                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                             69
                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                     INTERNATIONAL              GOLDMAN SACHS
                                                                      GROWTH FUND           LARGE CAP GROWTH FUND
                                                               -------------------------  -------------------------
                                                                      For the Year               For the Year
                                                                    Ended August 31,           Ended August 31,
                                                               -------------------------  -------------------------
                                                                   2001         2000          2001         2000

                                                               -------------------------  -------------------------
OPERATIONS:
Net investment income (loss).................................. $    221,664  $    29,265  $    (49,084) $   (32,670)
Net realized gain (loss) on securities and foreign currency
 related transactions.........................................   (2,058,308)   1,441,224    (4,774,457)   1,402,794
Net unrealized appreciation (depreciation) of securities and
 foreign currency related transactions........................   (5,874,723)   1,014,380   (14,360,713)   5,723,092

                                                               ------------  -----------  ------------  -----------
 Increase (decrease) in net assets resulting from operations..   (7,711,367)   2,484,869   (19,184,254)   7,093,216

                                                               ------------  -----------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................      (59,030)    (124,079)       (6,800)      (2,763)
Net realized gain on securities...............................   (1,503,938)    (263,934)   (1,358,511)    (771,386)
Return of Capital.............................................            -            -      (265,332)           -

                                                               ------------  -----------  ------------  -----------
 Decrease in net assets resulting from distributions to
  shareholders................................................   (1,562,968)    (388,013)   (1,630,643)    (774,149)

                                                               ------------  -----------  ------------  -----------
TRUST SHARE TRANSACTIONS:
Proceeds from shares sold.....................................   37,704,901    5,116,241    24,507,344   14,951,467
Reinvestment of distributions.................................    1,562,968      388,013     1,630,643      774,149
Cost of shares reacquired.....................................  (13,351,367)  (2,701,134)  (10,909,157)  (5,370,934)

                                                               ------------  -----------  ------------  -----------
 Increase (decrease) in net assets resulting from trust share
  transactions................................................   25,916,502    2,803,120    15,228,830   10,354,682

                                                               ------------  -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................   16,642,167    4,899,976    (5,586,067)  16,673,749
NET ASSETS:
Beginning of period...........................................   11,715,207    6,815,231    35,982,877   19,309,128

                                                               ------------  -----------  ------------  -----------
End of period................................................. $ 28,357,374  $11,715,207  $ 30,396,810  $35,982,877

                                                               ------------  -----------  ------------  -----------
Undistributed net investment income (loss) included in net
 assets at the end of the period.............................. $    (67,326) $   (56,069) $       (272) $         -
                                                               ------------  -----------  ------------  -----------
TRUST SHARES ISSUED AND REACQUIRED:
Sold..........................................................    3,094,526      343,676     2,090,480      935,327
Issued for distributions reinvested...........................      130,023       25,167       142,257       49,085
Reacquired....................................................   (1,172,507)    (184,544)     (933,043)    (332,400)

                                                               ------------  -----------  ------------  -----------
 Increase (decrease) in trust shares outstanding..............    2,052,042      184,299     1,299,694      652,012
Trust shares outstanding:
 Beginning of period..........................................      791,949      607,650     2,035,360    1,383,348

                                                               ------------  -----------  ------------  -----------
 End of period................................................    2,843,991      791,949     3,335,054    2,035,360

                                                               ------------  -----------  ------------  -----------

                                                                        INVESCO                  J.P. MORGAN
                                                                   MIDCAP GROWTH FUND       SMALL CAP GROWTH FUND
                                                               -------------------------  -------------------------
                                                                      For the Year               For the Year
                                                                    Ended August 31,           Ended August 31,
                                                               -------------------------  -------------------------
                                                                   2001         2000          2001         2000

                                                               -------------------------  -------------------------
OPERATIONS:
Net investment income (loss).................................. $    (26,049) $   (17,827) $   (137,675) $  (144,339)
Net realized gain (loss) on securities and foreign currency
 related transactions.........................................   (1,872,632)   1,207,268    (5,648,615)   3,990,697
Net unrealized appreciation (depreciation) of securities and
 foreign currency related transactions........................   (9,254,518)   2,510,021   (12,055,514)   4,433,309

                                                               ------------  -----------  ------------  -----------
 Increase (decrease) in net assets resulting from operations..  (11,153,199)   3,699,462   (17,841,804)   8,279,667

                                                               ------------  -----------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................      (23,235)           -             -            -
Net realized gain on securities...............................   (3,395,111)    (915,938)   (3,686,751)  (1,294,227)
Return of Capital.............................................      (84,172)           -             -            -

                                                               ------------  -----------  ------------  -----------
 Decrease in net assets resulting from distributions to
  shareholders................................................   (3,502,518)    (915,938)   (3,686,751)  (1,294,227)

                                                               ------------  -----------  ------------  -----------
TRUST SHARE TRANSACTIONS:
Proceeds from shares sold.....................................   25,238,753    4,332,083    22,950,734   20,675,764
Reinvestment of distributions.................................    3,502,518      915,938     3,686,751    1,294,227
Cost of shares reacquired.....................................   (3,579,390)  (2,655,563)  (11,585,621)  (5,799,255)

                                                               ------------  -----------  ------------  -----------
 Increase (decrease) in net assets resulting from trust share
  transactions................................................   25,161,881    2,592,458    15,051,864   16,170,736

                                                               ------------  -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................   10,506,164    5,375,982    (6,476,691)  23,156,176
NET ASSETS:
Beginning of period...........................................   12,770,443    7,394,461    33,999,514   10,843,338

                                                               ------------  -----------  ------------  -----------
End of period................................................. $ 23,276,607  $12,770,443  $ 27,522,823  $33,999,514

                                                               ------------  -----------  ------------  -----------
Undistributed net investment income (loss) included in net
 assets at the end of the period.............................. $       (942) $         -  $          -  $         -
                                                               ------------  -----------  ------------  -----------
TRUST SHARES ISSUED AND REACQUIRED:
Sold..........................................................    2,928,558      305,086     1,638,560      952,777
Issued for distributions reinvested...........................      407,872       73,806       286,238       64,008
Reacquired....................................................     (366,184)    (189,416)     (813,677)    (283,473)

                                                               ------------  -----------  ------------  -----------
 Increase (decrease) in trust shares outstanding..............    2,970,246      189,476     1,111,121      733,312
Trust shares outstanding:
 Beginning of period..........................................      783,271      593,795     1,462,846      729,534

                                                               ------------  -----------  ------------  -----------
 End of period................................................    3,753,517      783,271     2,573,967    1,462,846

                                                               ------------  -----------  ------------  -----------

                                                                     STATE STREET
                                                                 LARGE CAP VALUE FUND
                                                               ------------------------
                                                                     For the Year
                                                                   Ended August 31,
                                                               ------------------------
                                                                  2001         2000

                                                               ------------------------
OPERATIONS:
Net investment income (loss).................................. $   148,879  $   106,856
Net realized gain (loss) on securities and foreign currency
 related transactions.........................................     (72,730)     201,690
Net unrealized appreciation (depreciation) of securities and
 foreign currency related transactions........................    (473,382)     514,937

                                                               -----------  -----------
 Increase (decrease) in net assets resulting from operations..    (397,233)     823,483

                                                               -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................    (136,431)    (102,781)
Net realized gain on securities...............................     (74,459)  (1,266,735)
Return of Capital.............................................     (42,898)           -

                                                               -----------  -----------
 Decrease in net assets resulting from distributions to
  shareholders................................................    (253,788)  (1,369,516)

                                                               -----------  -----------
TRUST SHARE TRANSACTIONS:
Proceeds from shares sold.....................................  16,292,687    4,970,134
Reinvestment of distributions.................................     253,788    1,369,516
Cost of shares reacquired.....................................  (6,497,907)  (2,565,833)

                                                               -----------  -----------
 Increase (decrease) in net assets resulting from trust share
  transactions................................................  10,048,568    3,773,817

                                                               -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................   9,397,547    3,227,784
NET ASSETS:
Beginning of period...........................................  11,084,179    7,856,395

                                                               -----------  -----------
End of period................................................. $20,481,726  $11,084,179

                                                               -----------  -----------
Undistributed net investment income (loss) included in net
 assets at the end of the period.............................. $         -  $    (9,701)
                                                               -----------  -----------
TRUST SHARES ISSUED AND REACQUIRED:
Sold..........................................................   1,440,854      448,103
Issued for distributions reinvested...........................      22,737      126,460
Reacquired....................................................    (573,001)    (230,591)

                                                               -----------  -----------
 Increase (decrease) in trust shares outstanding..............     890,590      343,972
Trust shares outstanding:
 Beginning of period..........................................     955,347      611,375

                                                               -----------  -----------
 End of period................................................   1,845,937      955,347

                                                               -----------  -----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

70
               STATEMENTS OF CHANGES IN NET ASSETS  - CONTINUED



                                                                   NEUBERGER BERMAN
                                                                   MIDCAP VALUE FUND       SMALL CAP VALUE FUND
                                                               ------------------------  ------------------------
                                                                     For the Year              For the Year
                                                                   Ended August 31,          Ended August 31,
                                                               ------------------------  ------------------------
                                                                  2001         2000         2001         2000

                                                               ------------------------  ------------------------
OPERATIONS:
Net investment income (loss).................................. $   270,751  $    48,285  $   188,125  $    86,616
Net realized gain (loss) on securities and foreign currency
 related transactions.........................................   2,411,563      891,119    1,057,912      650,162
Net unrealized appreciation (depreciation) of securities and
 foreign currency related transactions........................  (1,509,479)   2,463,897      159,410      286,517

                                                               -----------  -----------  -----------  -----------
 Increase (decrease) in net assets resulting from operations..   1,172,835    3,403,301    1,405,447    1,023,295

                                                               -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................    (267,910)     (49,332)    (186,583)     (87,688)
Net realized gain on securities...............................  (1,072,838)  (2,428,048)    (783,565)    (224,839)
Return of Capital.............................................           -            -            -            -

                                                               -----------  -----------  -----------  -----------
 Decrease in net assets resulting from distributions to
  shareholders................................................  (1,340,748)  (2,477,380)    (970,148)    (312,527)

                                                               -----------  -----------  -----------  -----------
TRUST SHARE TRANSACTIONS:
Proceeds from shares sold.....................................  58,352,280    7,560,011   27,377,423    1,189,509
Reinvestment of distributions.................................   1,340,748    2,477,380      970,148      312,527
Cost of shares reacquired.....................................  (9,476,296)  (2,591,607)  (3,800,325)  (3,206,192)

                                                               -----------  -----------  -----------  -----------
 Increase (decrease) in net assets resulting from trust share
  transactions................................................  50,216,732    7,445,784   24,547,246   (1,704,156)

                                                               -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................  50,048,819    8,371,705   24,982,545     (993,388)
NET ASSETS:
Beginning of period...........................................  17,410,695    9,038,990    5,420,728    6,414,116

                                                               -----------  -----------  -----------  -----------
End of period................................................. $67,459,514  $17,410,695  $30,403,273  $ 5,420,728

                                                               -----------  -----------  -----------  -----------
Undistributed net investment income (loss) included in net
 assets at the end of the period.............................. $     3,301  $       460  $     1,552  $         -

                                                               -----------  -----------  -----------  -----------
TRUST SHARES ISSUED AND REACQUIRED:
Sold..........................................................   4,291,776      610,303    2,462,610      114,312
Issued for distributions reinvested...........................     100,356      228,066       93,386       31,026
Reacquired....................................................    (697,084)    (206,664)    (341,032)    (295,109)

                                                               -----------  -----------  -----------  -----------
 Increase (decrease) in trust shares outstanding..............   3,695,048      631,705    2,214,964     (149,771)
Trust shares outstanding:
 Beginning of period..........................................   1,285,697      653,992      462,181      611,952

                                                               -----------  -----------  -----------  -----------
 End of period................................................   4,980,745    1,285,697    2,677,145      462,181

                                                               -----------  -----------  -----------  -----------

                                                                      AG SOCIALLY                AG HIGH
                                                                   RESPONSIBLE FUND          YIELD BOND FUND
                                                               ------------------------  -----------------------
                                                                     For the Year              For the Year
                                                                   Ended August 31,          Ended August 31,
                                                               ------------------------  -----------------------
                                                                  2001         2000         2001         2000

                                                               ------------------------  -----------------------
OPERATIONS:
Net investment income (loss).................................. $   136,653  $   120,854  $ 1,222,271  $  564,636
Net realized gain (loss) on securities and foreign currency
 related transactions.........................................    (168,583)     129,596   (1,135,948)   (112,017)
Net unrealized appreciation (depreciation) of securities and
 foreign currency related transactions........................  (3,597,947)   1,462,107      (40,939)   (124,411)

                                                               -----------  -----------  -----------  ----------
 Increase (decrease) in net assets resulting from operations..  (3,629,877)   1,712,557       45,384     328,208

                                                               -----------  -----------  -----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................    (138,179)    (118,219)  (1,217,903)   (562,080)
Net realized gain on securities...............................    (147,437)    (391,923)           -           -
Return of Capital.............................................           -            -            -           -

                                                               -----------  -----------  -----------  ----------
 Decrease in net assets resulting from distributions to
  shareholders................................................    (285,616)    (510,142)  (1,217,903)   (562,080)

                                                               -----------  -----------  -----------  ----------
TRUST SHARE TRANSACTIONS:
Proceeds from shares sold.....................................   2,368,126    3,346,442   16,721,557     132,575
Reinvestment of distributions.................................     285,616      510,142    1,217,903     562,079
Cost of shares reacquired.....................................  (1,402,648)  (1,086,455)  (5,494,831)    (28,233)

                                                               -----------  -----------  -----------  ----------
 Increase (decrease) in net assets resulting from trust share
  transactions................................................   1,251,094    2,770,129   12,444,629     666,421

                                                               -----------  -----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................  (2,664,399)   3,972,544   11,272,110     432,549
NET ASSETS:
Beginning of period...........................................  14,276,483   10,303,939    5,829,576   5,397,027

                                                               -----------  -----------  -----------  ----------
End of period................................................. $11,612,084  $14,276,483  $17,101,686  $5,829,576

                                                               -----------  -----------  -----------  ----------
Undistributed net investment income (loss) included in net
 assets at the end of the period.............................. $     2,435  $     3,961  $    10,271  $    5,903

                                                               -----------  -----------  -----------  ----------
TRUST SHARES ISSUED AND REACQUIRED:
Sold..........................................................     196,884      249,363    1,971,117      14,030
Issued for distributions reinvested...........................      24,362       37,876      147,304      60,146
Reacquired....................................................    (119,237)     (79,002)    (651,578)     (2,977)

                                                               -----------  -----------  -----------  ----------
 Increase (decrease) in trust shares outstanding..............     102,009      208,237    1,466,843      71,199
Trust shares outstanding:
 Beginning of period..........................................   1,008,524      800,287      628,278     557,079

                                                               -----------  -----------  -----------  ----------
 End of period................................................   1,110,533    1,008,524    2,095,121     628,278

                                                               -----------  -----------  -----------  ----------

                                                                     AG STRATEGIC
                                                                      BOND FUND
                                                               -----------------------
                                                                     For the Year
                                                                   Ended August 31,
                                                               -----------------------
                                                                  2001         2000

                                                               -----------------------
OPERATIONS:
Net investment income (loss).................................. $   792,669  $  455,123
Net realized gain (loss) on securities and foreign currency
 related transactions.........................................    (459,666)    (18,508)
Net unrealized appreciation (depreciation) of securities and
 foreign currency related transactions........................     255,587       9,679

                                                               -----------  ----------
 Increase (decrease) in net assets resulting from operations..     588,590     446,294

                                                               -----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................    (763,999)   (468,261)
Net realized gain on securities...............................           -           -
Return of Capital.............................................           -           -

                                                               -----------  ----------
 Decrease in net assets resulting from distributions to
  shareholders................................................    (763,999)   (468,261)

                                                               -----------  ----------
TRUST SHARE TRANSACTIONS:
Proceeds from shares sold.....................................  12,731,315     178,386
Reinvestment of distributions.................................     763,999     468,261
Cost of shares reacquired.....................................  (4,076,605)    (51,318)

                                                               -----------  ----------
 Increase (decrease) in net assets resulting from trust share
  transactions................................................   9,418,709     595,329

                                                               -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................   9,243,300     573,362
NET ASSETS:
Beginning of period...........................................   5,869,592   5,296,230

                                                               -----------  ----------
End of period................................................. $15,112,892  $5,869,592

                                                               -----------  ----------
Undistributed net investment income (loss) included in net
 assets at the end of the period.............................. $    39,967  $   11,918

                                                               -----------  ----------
TRUST SHARES ISSUED AND REACQUIRED:
Sold..........................................................   1,318,571      18,221
Issued for distributions reinvested...........................      80,490      48,049
Reacquired....................................................    (422,539)     (5,260)

                                                               -----------  ----------
 Increase (decrease) in trust shares outstanding..............     976,522      61,010
Trust shares outstanding:
 Beginning of period..........................................     597,911     536,901

                                                               -----------  ----------
 End of period................................................   1,574,433     597,911

                                                               -----------  ----------


SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                             71
               STATEMENTS OF CHANGES IN NET ASSETS  - CONTINUED



                                                                                                 AG 2 MONEY
                                                                   AG CORE BOND FUND            MARKET FUND
                                                                     For the Year               For the Year
                                                                   Ended August 31,           Ended August 31,
                                                               ------------------------  -------------------------
                                                                   2001         2000         2001         2000
                                                               ------------------------  -------------------------
OPERATIONS:
Net investment income (loss).................................. $  1,224,106  $  333,913  $  1,787,170  $   729,307
Net realized gain (loss) on securities and foreign currency
 related transactions.........................................      226,593    (117,216)            -            -
Net unrealized appreciation (depreciation) of securities and
 foreign currency related transactions........................      787,752      57,812             -            -

                                                               ------------  ----------  ------------  -----------
 Increase (decrease) in net assets resulting from operations..    2,238,451     274,509     1,787,170      729,307

                                                               ------------  ----------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................   (1,218,906)   (334,812)   (1,787,170)    (729,307)
Net realized gain on securities...............................            -           -             -            -
Return of Capital.............................................            -           -             -            -

                                                               ------------  ----------  ------------  -----------
 Decrease in net assets resulting from distributions to
  shareholders................................................   (1,218,906)   (334,812)   (1,787,170)    (729,307)

                                                               ------------  ----------  ------------  -----------
TRUST SHARE TRANSACTIONS:
Proceeds from shares sold.....................................   36,496,474      47,686    53,338,574   22,053,186
Reinvestment of distributions.................................    1,218,906     334,812     1,787,170      729,307
Cost of shares reacquired.....................................  (11,904,464)    (21,010)  (28,573,995)  (7,139,601)

                                                               ------------  ----------  ------------  -----------
 Increase (decrease) in net assets resulting from trust share
  transactions................................................   25,810,916     361,488    26,551,749   15,642,892

                                                               ------------  ----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................   26,830,461     301,185    26,551,749   15,642,892
NET ASSETS:
Beginning of period...........................................    5,419,757   5,118,572    25,427,359    9,784,467

                                                               ------------  ----------  ------------  -----------
End of period................................................. $ 32,250,218  $5,419,757  $ 51,979,108  $25,427,359

                                                               ------------  ----------  ------------  -----------
Undistributed net investment income (loss) included in net
 assets at the end of the period.............................. $     24,259  $    4,959  $          -  $         -

                                                               ------------  ----------  ------------  -----------
TRUST SHARES ISSUED AND REACQUIRED:
Sold..........................................................    3,770,009       5,024    53,338,574   22,053,186
Issued for distributions reinvested...........................      124,963      35,617     1,787,170      729,307
Reacquired....................................................   (1,214,413)     (2,209)  (28,573,995)  (7,139,601)

                                                               ------------  ----------  ------------  -----------
 Increase (decrease) in trust shares outstanding..............    2,680,559      38,432    26,551,749   15,642,892
Trust shares outstanding:
 Beginning of period..........................................      573,000     534,568    25,427,359    9,784,467

                                                               ------------  ----------  ------------  -----------
 End of period................................................    3,253,559     573,000    51,979,108   25,427,359

                                                               ------------  ----------  ------------  -----------

                                                                     AG AGGRESSIVE              AG MODERATE
                                                                        GROWTH                    GROWTH
                                                                    LIFESTYLE FUND            LIFESTYLE FUND
                                                               ------------------------  ------------------------
                                                                     For the Year              For the Year
                                                                   Ended August 31,          Ended August 31,
                                                               ------------------------  ------------------------
                                                                  2001         2000         2001         2000
                                                               ------------------------  ------------------------
OPERATIONS:
Net investment income (loss).................................. $   120,420  $   116,230  $   559,412  $   254,991
Net realized gain (loss) on securities and foreign currency
 related transactions.........................................  (1,266,131)   2,579,462   (1,167,526)   2,155,118
Net unrealized appreciation (depreciation) of securities and
 foreign currency related transactions........................  (3,390,105)      67,795   (2,906,132)     251,025

                                                               -----------  -----------  -----------  -----------
 Increase (decrease) in net assets resulting from operations..  (4,535,816)   2,763,487   (3,514,246)   2,661,134

                                                               -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................    (549,509)    (785,165)  (1,035,588)  (1,045,937)
Net realized gain on securities...............................  (2,549,673)    (323,568)  (2,217,029)    (389,589)
Return of Capital.............................................           -            -            -            -

                                                               -----------  -----------  -----------  -----------
 Decrease in net assets resulting from distributions to
  shareholders................................................  (3,099,182)  (1,108,733)  (3,252,617)  (1,435,526)

                                                               -----------  -----------  -----------  -----------
TRUST SHARE TRANSACTIONS:
Proceeds from shares sold.....................................  10,291,347    3,942,027   20,831,158    4,603,983
Reinvestment of distributions.................................   3,099,182    1,108,733    3,252,617    1,435,526
Cost of shares reacquired.....................................    (868,966)  (1,222,220)  (1,546,157)  (1,391,355)

                                                               -----------  -----------  -----------  -----------
 Increase (decrease) in net assets resulting from trust share
  transactions................................................  12,521,563    3,828,540   22,537,618    4,648,154

                                                               -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................   4,886,565    5,483,294   15,770,755    5,873,762
NET ASSETS:
Beginning of period...........................................  13,963,469    8,480,175   16,222,372   10,348,610

                                                               -----------  -----------  -----------  -----------
End of period................................................. $18,850,034  $13,963,469  $31,993,127  $16,222,372

                                                               -----------  -----------  -----------  -----------
Undistributed net investment income (loss) included in net
 assets at the end of the period.............................. $         -  $         -  $         -  $         -

                                                               -----------  -----------  -----------  -----------
TRUST SHARES ISSUED AND REACQUIRED:
Sold..........................................................     973,944      284,017    1,823,397      362,941
Issued for distributions reinvested...........................     298,536       78,848      298,182      112,592
Reacquired....................................................     (74,091)     (89,037)    (136,455)    (111,962)

                                                               -----------  -----------  -----------  -----------
 Increase (decrease) in trust shares outstanding..............   1,198,389      273,828    1,985,124      363,571
Trust shares outstanding:
 Beginning of period..........................................     938,006      664,178    1,208,848      845,277

                                                               -----------  -----------  -----------  -----------
 End of period................................................   2,136,395      938,006    3,193,972    1,208,848

                                                               -----------  -----------  -----------  -----------

                                                                    AG CONSERVATIVE
                                                                        GROWTH
                                                                    LIFESTYLE FUND
                                                               ------------------------
                                                                     For the Year
                                                                   Ended August 31,
                                                               ------------------------
                                                                  2001         2000
                                                               ------------------------
OPERATIONS:
Net investment income (loss).................................. $   516,583  $   283,678
Net realized gain (loss) on securities and foreign currency
 related transactions.........................................    (505,561)     938,122
Net unrealized appreciation (depreciation) of securities and
 foreign currency related transactions........................  (1,003,633)     446,415

                                                               -----------  -----------
 Increase (decrease) in net assets resulting from operations..    (992,611)   1,668,215

                                                               -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................    (693,585)    (744,287)
Net realized gain on securities...............................    (871,668)  (1,025,633)
Return of Capital.............................................           -            -

                                                               -----------  -----------
 Decrease in net assets resulting from distributions to
  shareholders................................................  (1,565,253)  (1,769,920)

                                                               -----------  -----------
TRUST SHARE TRANSACTIONS:
Proceeds from shares sold.....................................  10,170,000    3,506,229
Reinvestment of distributions.................................   1,565,253    1,769,919
Cost of shares reacquired.....................................  (1,917,561)    (335,447)

                                                               -----------  -----------
 Increase (decrease) in net assets resulting from trust share
  transactions................................................   9,817,692    4,940,701

                                                               -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................   7,259,828    4,838,996
NET ASSETS:
Beginning of period...........................................  12,267,622    7,428,626

                                                               -----------  -----------
End of period................................................. $19,527,450  $12,267,622

                                                               -----------  -----------
Undistributed net investment income (loss) included in net
 assets at the end of the period.............................. $         -  $         -

                                                               -----------  -----------
TRUST SHARES ISSUED AND REACQUIRED:
Sold..........................................................   1,011,917      319,603
Issued for distributions reinvested...........................     157,480      160,540
Reacquired....................................................    (190,185)     (30,791)

                                                               -----------  -----------
 Increase (decrease) in trust shares outstanding..............     979,212      449,352
Trust shares outstanding:
 Beginning of period..........................................   1,082,658      633,306

                                                               -----------  -----------
 End of period................................................   2,061,870    1,082,658

                                                               -----------  -----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

72
                         NOTES TO FINANCIAL STATEMENTS


Note 1 -- Organization

 North American Funds Variable Product Series II (the ''Series'' or ''NAFVPS II'') was organized as a Delaware business trust on May 6, 1998, by The Variable Annuity Life Insurance Company (''VALIC'') and is registered under the Investment Company Act of 1940, as amended, (the ''1940 Act'') as an open-end, management investment company. On August 26, 1998, VALIC contributed $100,000 to the Series as its initial funding. On September 21, 1998, VALIC Separate Account A, invested an additional $74,900,000, and the Series commenced operations. The Series consists of the following 15 separate investment portfolios or ''funds'', each of which is, in effect, a separate mutual fund issuing its own separate class of shares of beneficial interest.

International Growth Fund           AG High Yield Bond Fund
Goldman Sachs Large Cap Growth Fund AG Strategic Bond Fund
INVESCO MidCap Growth Fund          AG Core Bond Fund
J.P. Morgan Small Cap Growth Fund   AG 2 Money Market Fund
State Street Large Cap Value Fund   AG Aggressive Growth Lifestyle Fund*
Neuberger Berman MidCap Value Fund  AG Moderate Growth Lifestyle Fund*
Small Cap Value Fund                AG Conservative Growth Lifestyle Fund*
AG Socially Responsible Fund

*The lifestyle funds represent ''funds of funds'' which invest in the underlying North American Funds Variable Product Series I ''NAFVPS I'' and NAFVPS II funds.

 Effective August 29, 2001, American International Group, Inc. ("AIG") acquired American General Corporation ("AGC"). AGC is the parent corporation of VALIC which serves as the investment adviser to the Series. As a result of the acquisition, VALIC became an indirect wholly owned subsidiary of AIG.

Note 2 -- Significant Accounting Policies

 The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (''GAAP''). GAAP requires accruals which occasionally are based upon management estimates. Actual results could differ from estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

A. Investment Valuation

 Securities listed or traded on a national exchange are valued daily at their last reported sale price. In the absence of any exchange sales on that day and for unlisted equity securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported asked price. Futures contracts, options thereon and options on stock indexes traded on commodities exchanges are valued at their last sale price as of the close of such exchange. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, are valued at representative quoted prices. Such quotations generally are obtained from government securities pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities. Publicly-traded corporate bonds are valued at prices obtained from third party pricing services. Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. When no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock. Short-term debt securities for which market quotations are readily available are valued at the last reported bid price. However, any short-term security with a remaining maturity of 60 days or less and all investments of the Money Market Fund are valued by the amortized cost method which approximates fair market value. Portfolio securities that are primarily traded on foreign security exchanges are generally valued at the last sale price on the exchange where such security is primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees. Lifestyle fund securities are valued at the net asset value (market value) of the underlying NAFVPS I and II funds.

B. New Accounting Pronouncement

 In November 2000, a revised American Institute of Certified Public Accountants Audit and Accounting Guide, ''Audits of Investments Companies,'' was issued and is effective for fiscal years beginning after December 15, 2000. The impact of this guide on the financial statements of the Series is not expected to be significant.

C. Options, Futures, and Forward Currency Contracts

 Call and Put Options. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, an amount equal to the premium received is recorded as a liability. The liability is ''marked to market'' daily to reflect the current market value of the option written. When a written option expires, the Fund realizes a gain in the amount of the premium originally received. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

 Purchased options are recorded as investments. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, to the extent that the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid.

 Futures Contracts. In order to gain exposure to or protect against changes in security values, the Series may buy and sell futures contracts. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. The initial margin deposit made upon entering into a futures contract is held by the custodian bank, in a segregated account, in the name of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by ''marked to market'' adjustments on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made daily, as unrealized gains or losses are incurred. When the contract is closed, the Fund realizes a gain or loss in the amount of the cost of or proceeds from the closing transaction less the Fund's basis in the contract.

 Forward Currency Contracts. Certain funds may enter into forward currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. Forward currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of forward currency contracts is determined

--------------------------------------------------------------------------------

                                                                             73
               NOTES TO FINANCIAL STATEMENTS - C O N T I N U E D


using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. During the period the forward currency contract is open, the contract is ''marked to market'' daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts, or if the Fund is unable to enter into a closing position.

D. Repurchase Agreements and Dollar Rolls

 A Fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the fund's holding period. Under each repurchase agreement, the Fund receives, as collateral, securities whose market value is at least equal to the repurchase price.

 Core Bond, High Yield Bond, Large Cap Growth, Large Cap Value, MidCap Value, Small Cap Growth, Small Cap Value, and Strategic Bond Funds may enter into dollar rolls. In a dollar roll transaction, a Fund sells mortgage backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the securities sold.

E. Foreign Currency Translation

 The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies (''local currencies'') are translated into U.S. dollars at prevailing exchange rates at the date of valuation.

 Net realized gains or losses on foreign currency transactions include exchange rate gains and losses from disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and currency gains and losses realized on settlement of other assets and liabilities settled in local currencies.

 In determining realized and unrealized gains or losses on foreign securities for the period, the Funds do not isolate exchange rate fluctuations from local security price fluctuations. Foreign currencies and other assets and liabilities denominated in local currencies are ''marked to market'' daily to reflect fluctuations in foreign exchange rates.

F. Restricted Securities

 Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the ''1933 Act''). This Rule permits certain institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Each Fund may invest in 144A securities (in accordance with each Fund's investment restrictions as listed in the Statement of Additional Information) that have been determined to be liquid. In making this determination the Fund will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Fund could consider frequency of trading and available quotes, number of dealers and potential purchasers, dealer undertakings to make a market, and the potential limitations on the transfer of ownership.

G. Federal Income Taxes

 Each Fund intends to qualify as a ''regulated investment company'' under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore, no Federal income tax provision is required.

H. Investment Transactions and Related Investment Income

 Investment transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and capital gain distributions received are recorded on the ex-dividend date. Interest income on investments is accrued daily.

I. Distributions to Shareholders

 Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly, except for the Money Market Fund, which declares daily. Distributions from net realized capital gains, if any, are normally declared and paid annually.

 Investment income and capital gains and losses are recognized in accordance with GAAP (''book''). Distributions from net investment income and realized capital gains are based on earnings as determined in accordance with federal tax regulations (''tax'') which may differ from book basis earnings. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales, post-October capital losses, net operating losses, mortgage-backed securities and foreign currency transactions.

 At the end of the year, offsetting adjustments to undistributed net investment income, paid in capital and accumulated net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year.

Note 3 -- Advisory Fees and Other Transactions with Affiliates

 VALIC, an indirect wholly owned subsidiary of AIG, serves as investment adviser to the Series. Certain officers and directors of the Series are officers and directors of VALIC or affiliates of VALIC. VALIC entered into sub-advisory agreements with the following:

   American General Investment Management, L.P. -- sub-adviser for the AG High
     Yield Bond Fund, the AG Strategic Bond Fund, and the AG Core Bond Fund.

   Fiduciary Management Associates, Inc. -- sub-adviser for the actively managed portion of the Small Cap Value Fund. VALIC manages the passive portion of the portfolio.

   Goldman Sachs Asset Management -- sub-adviser for the Goldman Sachs Large
     Cap Growth Fund.

   INVESCO Funds Group, Inc. -- sub-adviser for the INVESCO MidCap Growth Fund.
     Prior to September 28, 2000, Brown Capital Management, Inc. was the Fund's sub-adviser.

   J.P. Morgan Investment Management, Inc. -- sub-adviser for the J.P. Morgan
     Small Cap Growth Fund.

--------------------------------------------------------------------------------

74
               NOTES TO FINANCIAL STATEMENTS - C O N T I N U E D



   Neuberger Berman Management, Inc. -- sub-adviser for the Neuberger Berman
     MidCap Value Fund.

   SSgA Funds Management, Inc. -- sub-adviser for the State Street Large Cap
     Value Fund.

   Thompson, Siegel & Walmsley, Inc. (''TS & W'') -- sub-adviser for the
     International Growth Fund. The former sub-adviser, Jacobs Asset Management, merged into TS & W on July 24, 2000.

 Sub-advisers are compensated for such services by VALIC.

 VALIC receives from the Series a monthly fee based on each Fund's average daily net asset value at the following annual rates:

International Growth Fund             0.90% on the first $100 million
                                      0.80% on assets over $100 million
---------------------------------------------------------------------------
Goldman Sachs Large Cap Growth Fund   0.55%
---------------------------------------------------------------------------
INVESCO MidCap Growth Fund            0.80% on the first $50 million
                                      0.75% on the next $50 million
                                      0.70% on the next $150 million
                                      0.65% on the next $250 million
                                      0.60% on assets over $500 million
---------------------------------------------------------------------------
J.P. Morgan Small Cap Growth Fund     0.85%
---------------------------------------------------------------------------
State Street Large Cap Value Fund     0.50%
---------------------------------------------------------------------------
Neuberger Berman MidCap Value Fund    0.75% on the first $100 million
                                      0.725% on the next $150 million
                                      0.70% on the next $250 million
                                      0.675% on the next $250 million
                                      0.65% on the assets over $750 million
---------------------------------------------------------------------------
Small Cap Value Fund                  0.75% on the first $50 million
                                      0.65% on the assets over $50 million
---------------------------------------------------------------------------
AG Socially Responsible Fund          0.25%
---------------------------------------------------------------------------
AG High Yield Bond Fund               0.70% on the first $200 million
                                      0.60% on the next $300 million
                                      0.55% on assets over $500 million
---------------------------------------------------------------------------
AG Strategic Bond Fund                0.60% on the first $200 million
                                      0.50% on the next $300 million
                                      0.45% on assets over $500 million
---------------------------------------------------------------------------
AG Core Bond Fund                     0.50% on the first $200 million
                                      0.45% on the next $300 million
                                      0.40% on assets over $500 million
---------------------------------------------------------------------------
AG 2 Money Market Fund                0.25%
---------------------------------------------------------------------------
AG Aggressive Growth Lifestyle Fund   0.10%
AG Moderate Growth Lifestyle Fund
AG Conservative Growth Lifestyle Fund

 VALIC agreed to waive a portion of its management fee or to reimburse certain expenses of the Funds listed below through August 31, 2001 (through August 31, 2002, for those marked with an asterisk). The table below reflects total annual operating expenses by Fund, as limited by the Adviser, shown as a percentage of average net assets:

                                     Maximum
                                     Expenses
Fund Name                           Limitation
-----------------------------------------------
International Growth Fund*.........   1.01%
Goldman Sachs Large Cap Growth Fund   0.85%
INVESCO MidCap Growth Fund.........   0.85%
J.P. Morgan Small Cap Growth Fund..   1.16%
State Street Large Cap Value Fund..   0.81%
Neuberger Berman MidCap Value Fund.   1.05%
Small Cap Value Fund...............   0.95%
AG Socially Responsible Fund.......   0.56%
AG High Yield Bond Fund............   0.99%
AG Strategic Bond Fund.............   0.89%
AG Core Bond Fund*.................   0.77%
AG 2 Money Market Fund.............   0.56%
AG Moderate Growth Lifestyle Fund*.   0.80%

 On August 26, 1998, the Series entered into an Accounting Services Agreement with VALIC. Under the agreement, VALIC provides certain accounting and administrative services to the Series. VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.07% based on average daily net asset value of the fund. Effective May 1, 2001, the Board of Trustees approved an increase in the annual fee paid to VALIC of 0.04%, from 0.03% to 0.07%, based on average daily net asset value of the funds. During the year ended August 31, 2001, the Series incurred $125,919 in accounting services fees.

 On July 17, 2001, the Series entered into a Shareholder Services Agreement (formerly referred to as the Administrative Services Agreement) with VALIC where VALIC provides record keeping, account maintenance, and other administrative and shareholder services for contract owners and participants. VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.25% based on average daily net assets of the fund. During the year ended August 31, 2001, the Series incurred $667,059 in administrative expenses.

 As of October 18, 2000, the Series entered into an amended and restated Transfer Agency and Shareholder Services Agreement with VALIC. Under the agreement, VALIC provides services which include the issuance and redemption of shares, payment of dividends between the Series and their ''institutional'' shareholders and certain shareholder reporting services including confirmation of transactions, statements of account and tax reporting. During the year ended August 31, 2001, the Series incurred $2,482 in Transfer Agency and Shareholder Services fees.

 The Variable Annuity Marketing Company (''VAMCO'') is the Distributor for the Series. VAMCO is an indirect wholly-owned subsidiary of AIG. VAMCO currently receives no compensation for distribution services performed on behalf of the Series.

--------------------------------------------------------------------------------

                                                                             75
               NOTES TO FINANCIAL STATEMENTS - C O N T I N U E D



 On December 8, 2000, VALIC, on behalf of its Separate Account A, replaced all the outstanding shares of NAFVPS II Domestic Bond, International Value and Balanced Funds with shares of the NAFVPS II Core Bond, International Growth and Moderate Growth Lifestyle Funds, respectively, through the exchange of shares for securities and/or cash. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Core Bond, International Growth and Moderate Growth Lifestyle Funds received securities valued at the then current fair market value or cash, in exchange for shares issued at their net asset value as of the close of business on December 8, 2000. The cash and fair market value exchanged in the substitution are summarized as follows:

                                                            Fair Market
                                                             Value of
                                                    Cash    Securities
                                                  Received   Received*
        ----------------------------------------------------------------
        NAFVPS II Core Bond Fund................ $  948,889 $14,461,911
        NAFVPS II International Growth Fund.....  1,177,963  11,857,538
        NAFVPS II Moderate Growth Lifestyle Fund  5,464,752      -

                                                             Proceeds
                                                   Shares   From Shares
                                                   Issued     Issued
        ----------------------------------------------------------------
        NAFVPS II Core Bond Fund................  1,612,046 $15,411,157
        NAFVPS II International Growth Fund.....    960,424  13,042,555
        NAFVPS II Moderate Growth Lifestyle Fund    435,417   5,468,839

*The cost basis of securities received for both financial reporting and Federal income tax reporting purposes was equal to the fair market value of the securities received on December 8, 2000, the substitution date.

 On January 23, 2001, the Board of Trustees approved a Deferred Compensation Plan for its independent trustees who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The effective date of the plan is January 1, 2001. The first deferred payment was made in March 2001. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred may be invested in up to six different investment options that are specified in the plan as selected by the trustees.

 On January 23, 2001, the Board of Trustees approved a retirement plan for its independent trustees who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The Series is responsible for the payment of the retirement benefits, as well as the expenses of administration of the plan. Benefits vested under the retirement plan are payable for a ten-year period and are based upon each trustees' years of service to the Fund. The maximum retirement benefit per trustee under the plan is 100% of the Trustee's compensation for trustees who have completed ten or more years of service. As of August 31, 2001, the Series had a retirement plan liability totaling $33,843, which is included in accrued expenses and other liabilities.

 At August 31, 2001, VALIC Separate Account A (a registered separate account of VALIC) owned, directly or indirectly, 100% of the outstanding shares of all Funds. Certain officers and trustees of the Series are officers and directors of VALIC or AIG.

 During the year ended August 31, 2001, the following security transactions were affected among the NAFVPS II Fund(s) for which VALIC is the investment adviser, at the then current market price with no brokerage commission incurred:

                                                    Cost to  Net gain (loss)
Fund Selling                     Fund Buying         Buyer      to Seller
-----------------------------------------------------------------------------
AG Core Bond              AG Strategic Bond         $ 35,238     $(1,078)
AG High Yield Bond        AG Strategic Bond         $ 80,177     $ 3,799
AG High Yield Bond        NAFMF AG High Yield Bond  $ 69,526     $ 2,737
AG High Yield Bond        NAFMF AG Strategic Income $ 40,159     $  (262)
AG Strategic Bond         AG High Yield Bond        $ 20,534     $  (522)
AG Strategic Bond         CSA High Yield Bond       $ 24,202     $(5,747)
AG Strategic Bond         NAFMF AG Strategic Income $ 42,379     $ 1,397
NAFMF AG High Yield Bond  AG High Yield Bond        $139,222     $(4,479)
NAFMF AG High Yield Bond  AG Strategic Bond         $ 39,778     $(1,280)
NAFMF AG Strategic Income AG High Yield Bond        $200,057     $   858
NAFMF AG Strategic Income AG Strategic Bond         $ 50,567     $ 5,545
USLIFE Income Fund, Inc.  AG High Yield Bond        $110,295     $ 1,750

Note 4 -- Investment Activity

 At August 31, 2001, the aggregate cost and net unrealized appreciation (depreciation) for Federal income tax purposes were as follows:

                                      Identified                                 Net
                                        Cost of      Gross        Gross       Unrealized
                                      Investments  Unrealized   Unrealized   Appreciation
Fund                                     Owned    Appreciation Depreciation (Depreciation)
-------------------------------------------------------------------------------------------
International Growth Fund............ 32,046,296     735,344    5,238,510     (4,503,166)
Goldman Sachs Large Cap Growth Fund.. 36,842,581     824,262    7,387,714     (6,563,452)
INVESCO MidCap Growth Fund........... 30,006,051     886,906    7,811,121     (6,924,215)
J.P. Morgan Small Cap Growth Fund.... 34,202,637   1,758,868    8,432,196     (6,673,328)
State Street Large Cap Value Fund.... 20,323,178   1,306,747      857,758        448,989
Neuberger Berman MidCap Value Fund... 70,849,842   2,743,467    2,529,378        214,089
Small Cap Value Fund................. 30,401,671   1,969,030    1,505,652        463,378
AG Socially Responsible Fund......... 12,603,733     680,101    1,723,310     (1,043,209)
AG High Yield Bond Fund.............. 17,018,379     594,835      926,678       (331,843)
AG Strategic Bond Fund............... 17,035,966     560,789      356,803        203,986
AG Core Bond Fund.................... 38,623,735     745,457       88,542        656,915
AG 2 Money Market Fund............... 51,418,928       -            -              -
AG Aggressive Growth Lifestyle Fund.. 22,683,430      70,043    3,880,199     (3,810,156)
AG Moderate Growth Lifestyle Fund.... 34,730,785     263,779    2,968,571     (2,704,792)
AG Conservative Growth Lifestyle Fund 20,479,791     248,321    1,178,898       (930,577)


--------------------------------------------------------------------------------

76
               NOTES TO FINANCIAL STATEMENTS - C O N T I N U E D



 The following net realized capital loss carryforwards at August 31, 2001, may be utilized to offset future capital gains.

                                         Capital Loss
       Fund                              Carryforward Expiration Through
       ------------------------------------------------------------------
       International Growth Fund........  $  291,445   August 31, 2009
       J.P. Morgan Small Cap Growth Fund   2,146,685   August 31, 2009
       AG Socially Responsible Fund.....      79,361   August 31, 2009
       AG High Yield Bond Fund..........     161,195   August 31, 2009
       AG Strategic Bond Fund...........      53,279   August 31, 2009

 During the year ended August 31, 2001, the cost of purchases and proceeds from sales of securities, excluding short term securities were:

                                                         Cost of                Proceeds from
                                                        Securities               Securities
Fund                                                    Purchased              Sold or Matured
----------------------------------------------------------------------------------------------------
International Growth........................... $ 25,112,705                 $13,893,006
Large Cap Growth...............................   33,982,245                  20,483,553
MidCap Growth..................................   37,580,491                  18,187,387
Small Cap Growth...............................   40,059,460                  29,587,100
Large Cap Value................................   25,789,650                  16,038,323
MidCap Value...................................  127,135,380                  81,789,606
Small Cap Value................................   35,937,523                  14,462,228
Socially Responsible...........................    7,967,954                   6,720,017
High Yield Bond................................   19,216,926                   8,671,335
Strategic Bond.................................    8,892,149                   4,547,840
Core Bond......................................   61,207,031                  56,128,762
Aggressive Growth Lifestyle....................   27,761,235                  17,271,376
Moderate Growth Lifestyle......................   48,355,205                  27,439,968
Conservative Growth Lifestyle..................   28,424,021                  19,241,123

 Included in the cost of purchases and proceeds from sales amounts were purchases and sales of U.S.
government and government agency obligations of the following:

Core Bond...................................... $ 43,833,864                 $37,908,771
Strategic Bond.................................       47,358                     423,080

 Commission recapture is a brokerage arrangement that rebates a portion of the trading commissions directly to the Funds. Recaptured commissions are used to offset fund expenses payable to non-affiliated companies, thereby positively effecting fund performance. Commission recapture amounts for the year ended August 31, 2001 were as follows:

                  International Growth Fund............ $ 2,453
                  J.P. Morgan Small Cap Growth Fund....      11
                  Neuberger Berman MidCap Value Fund...  15,850
                  Small Cap Value Fund.................   3,327

Note 5 -- Investment Holdings by Country

 The following represents investment holdings by country held by the International Growth Fund as of August 31, 2001:

                              International Growth Fund
-                             -------------------------
                              Percent of      Market
Country                       Net Assets      Value
--------------------------------------------------------
Australia....................    1.26%     $   357,814
Brazil.......................    2.15%         610,425
China........................    1.37%         387,113
Finland......................    1.43%         405,051
France.......................   12.90%       3,658,922
Germany......................    9.33%       2,646,229
Hong Kong....................    6.24%       1,769,667
Israel.......................    1.00%         282,674
Italy........................    1.87%         531,243
Japan........................    9.57%       2,713,397
Korea........................    6.08%       1,725,013
Netherlands..................   13.69%       3,882,448
Norway.......................    1.08%         305,413
Singapore....................    1.88%         532,404
Spain........................    6.56%       1,859,177
Sweden.......................    2.07%         585,655
United Kingdom...............   13.14%       3,729,485
United States................    5.51%       1,561,000
                              -------------------------
Total investments............   97.13%      27,543,130
Other assets less liabilities    2.87%         814,244
                              -------------------------
Net assets...................  100.00%     $28,357,374
                              -------------------------

Note 6 -- Bank Line of Credit

 The Series has a $10,000,000 unsecured committed revolving line of credit with State Street Bank and Trust Company to be used for temporary or emergency purposes. Borrowings under this facility bear interest at a variable rate per annum equal to the overnight federal funds rate plus .50% per annum. All of the funds are charged an annual commitment fee equal to .08% on the daily unused balance. As of August 31, 2001, there were no borrowings outstanding.

Note 7 -- Concentration of Credit Risk

 The AG High Yield Bond Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

--------------------------------------------------------------------------------

                                                                             77
                             FINANCIAL HIGHLIGHTS


Per share data is for a share of capital shares outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                            International             Goldman Sachs Large
                                                             Growth Fund                Cap Growth Fund
                                                     --------------------------   ---------------------------
                                                             Year Ended                    Year Ended
                                                             August 31,                    August 31,
                                                     --------------------------   ---------------------------
                                                      2001      2000    1999/(a)/  2001      2000     1999/(a)/
                                                     ----------------------------------------------------------
PER SHARE DATA
Net asset value at beginning of period.............. $ 14.79   $ 11.22   $10.00   $ 17.68   $ 13.96   $ 10.00

                                                     ----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)......................    0.14      0.05     0.13     (0.02)    (0.02)     0.01
  Net realized and unrealized gain (loss) on
   securities and foreign currency related
   transactions.....................................   (4.17)     4.16     1.09     (7.88)     4.24      3.96

                                                     ----------------------------------------------------------
  Total income (loss) from investment operations....   (4.03)     4.21     1.22     (7.90)     4.22      3.97

                                                     ----------------------------------------------------------
Distributions from:
  Net investment income.............................   (0.03)    (0.20)      --        --        --     (0.01)
  Net realized gain on securities...................   (0.76)    (0.44)      --     (0.56)    (0.50)       --
  Return of Capital.................................      --        --       --     (0.11)       --        --

                                                     ----------------------------------------------------------
  Total distributions...............................   (0.79)    (0.64)      --     (0.67)    (0.50)    (0.01)

                                                     ----------------------------------------------------------
Net asset value at end of period.................... $  9.97   $ 14.79   $11.22   $  9.11   $ 17.68   $ 13.96

                                                     ----------------------------------------------------------
TOTAL RETURN(b).....................................  (28.14)%   37.31%   12.20%   (45.46)%   30.68%    39.77%

                                                     ----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets.............    1.03%     1.15%    1.13%     0.85%     0.86%     0.81%
Ratio of expenses to average net assets before
 expense reductions.................................    1.50%     1.81%    1.90%     1.08%     1.44%     1.44%
Ratio of net investment income (loss) to average net
 assets.............................................    0.93%     0.31%    1.40%    (0.16)%   (0.12)%    0.13%
Portfolio turnover rate.............................      63%       81%      87%       67%       68%       76%
Number of shares outstanding at end of period
 (000's)............................................   2,844       792      608     3,335     2,035     1,383
Net assets at the end of period (000's)............. $28,357   $11,715   $6,815   $30,397   $35,983   $19,309

                                                            INVESCO MidCap             J.P. Morgan Small Cap
                                                              Growth Fund                   Growth Fund
                                                     ---------------------------   ---------------------------
                                                              Year Ended                    Year Ended
                                                              August 31,                    August 31,
                                                     ---------------------------   ---------------------------
                                                      2001      2000     1999/(a)/  2001      2000     1999/(a)/

PER SHARE DATA
Net asset value at beginning of period.............. $ 16.30   $ 12.45    $10.00   $ 23.24   $ 14.86   $ 10.00


Income (loss) from investment operations:
  Net investment income (loss)......................    0.01     (0.02)    (0.03)    (0.05)    (0.10)    (0.05)
  Net realized and unrealized gain (loss) on
   securities and foreign currency related
   transactions.....................................   (6.74)     5.32      2.48    (10.38)    10.05      4.96


  Total income (loss) from investment operations....   (6.73)     5.30      2.45    (10.43)     9.95      4.91


Distributions from:
  Net investment income.............................   (0.02)       --        --        --        --        --
  Net realized gain on securities...................   (3.27)    (1.45)       --     (2.12)    (1.57)    (0.05)
  Return of Capital.................................   (0.08)       --        --        --        --        --


  Total distributions...............................   (3.37)    (1.45)       --     (2.12)    (1.57)    (0.05)


Net asset value at end of period.................... $  6.20   $ 16.30    $12.45   $ 10.69   $ 23.24   $ 14.86


TOTAL RETURN(b).....................................  (46.99)%   46.25%    24.50%   (46.44)%   68.91%    48.82%


RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets.............    0.83%     0.79%     0.77%     1.16%     1.16%     1.11%
Ratio of expenses to average net assets before
 expense reductions.................................    1.38%     1.55%     1.64%     1.40%     1.71%     1.78%
Ratio of net investment income (loss) to average net
 assets.............................................   (0.14)%   (0.20)%   (0.24)%   (0.49)%   (0.64)%   (0.45)%
Portfolio turnover rate.............................     114%       51%       38%      111%      133%      126%
Number of shares outstanding at end of period
 (000's)............................................   3,754       783       594     2,574     1,463       730
Net assets at the end of period (000's)............. $23,277   $12,770    $7,394   $27,523   $34,000   $10,843

(a)Fund commenced operations on September 21, 1998.
(b)The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

--------------------------------------------------------------------------------

78
                       FINANCIAL HIGHLIGHTS - CONTINUED


Per share data is for a share of capital shares outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                            State Street               Neuberger Berman
                                                        Large Cap Value Fund          MidCap Value Fund
                                                     --------------------------   -------------------------
                                                             Year Ended                   Year Ended
                                                             August 31,                   August 31,
                                                     --------------------------   -------------------------
                                                      2001      2000    1999/(a)/  2001     2000    1999/(a)/
                                                     --------------------------------------------------------
PER SHARE DATA
Net asset value at beginning of period.............. $ 11.60   $ 12.85   $10.00   $ 13.54  $ 13.82   $10.00

                                                     --------------------------------------------------------
Income (loss) from investment operations:...........
  Net investment income (loss)......................    0.10      0.13     0.13      0.07     0.05     0.08
  Net realized and unrealized gain (loss) on
   securities and foreign currency related
   transactions.....................................   (0.40)     0.65     2.85      0.56     3.13     4.11

                                                     --------------------------------------------------------
  Total income (loss) from investment operations....   (0.30)     0.78     2.98      0.63     3.18     4.19

                                                     --------------------------------------------------------
Distributions from:
  Net investment income.............................   (0.09)    (0.13)   (0.13)    (0.07)   (0.05)   (0.08)
  Net realized gain on securities...................   (0.07)    (1.90)      --     (0.56)   (3.41)   (0.29)
  Return of Capital.................................   (0.04)       --       --        --       --       --

                                                     --------------------------------------------------------
  Total distributions...............................   (0.20)    (2.03)   (0.13)    (0.63)   (3.46)   (0.37)

                                                     --------------------------------------------------------
Net asset value at end of period.................... $ 11.10   $ 11.60   $12.85   $ 13.54  $ 13.54   $13.82

                                                     --------------------------------------------------------
TOTAL RETURN(b).....................................   (2.66)%    7.35%   29.87%     4.74%   29.31%   42.38%

                                                     --------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets.............    0.81%     0.81%    0.80%     1.05%    1.05%    1.03%
Ratio of expenses to average net assets before
 expense reductions.................................    1.14%     1.41%    1.51%     1.26%    1.64%    1.73%
Ratio of net investment income (loss) to average net
 assets.............................................    0.98%     1.17%    1.10%     0.65%    0.41%    0.73%
Portfolio turnover rate.............................     106%      142%      93%      215%     166%     197%
Number of shares outstanding at end of period
 (000's)............................................   1,846       955      611     4,981    1,286      654
Net assets at the end of period (000's)............. $20,482   $11,084   $7,856   $67,460  $17,411   $9,039

                                                             Small Cap                      AG
                                                            Value Fund           Socially Responsible Fund
                                                     ------------------------   --------------------------
                                                            Year Ended                  Year Ended
                                                            August 31,                  August 31,
                                                     ------------------------   --------------------------
                                                      2001     2000   1999/(a)/  2001      2000    1999/(a)/

PER SHARE DATA
Net asset value at beginning of period.............. $ 11.73  $10.48   $10.00   $ 14.16   $ 12.88  $ 10.00


Income (loss) from investment operations:...........
  Net investment income (loss)......................    0.13    0.15     0.13      0.13      0.13     0.14
  Net realized and unrealized gain (loss) on
   securities and foreign currency related
   transactions.....................................    1.09    1.60     0.61     (3.56)     1.74     3.45


  Total income (loss) from investment operations....    1.22    1.75     0.74     (3.43)     1.87     3.59


Distributions from:
  Net investment income.............................   (0.13)  (0.15)   (0.13)    (0.13)    (0.13)   (0.14)
  Net realized gain on securities...................   (1.46)  (0.35)   (0.13)    (0.14)    (0.46)   (0.57)
  Return of Capital.................................      --      --       --        --        --       --


  Total distributions...............................   (1.59)  (0.50)   (0.26)    (0.27)    (0.59)   (0.71)


Net asset value at end of period.................... $ 11.36  $11.73   $10.48   $ 10.46   $ 14.16  $ 12.88


TOTAL RETURN(b).....................................   11.99%  17.53%    7.34%   (24.43)%   14.77%   36.27%


RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets.............    0.95%   0.98%    0.96%     0.56%     0.56%    0.55%
Ratio of expenses to average net assets before
 expense reductions.................................    1.55%   1.69%    1.75%     0.76%     1.15%    1.23%
Ratio of net investment income (loss) to average net
 assets.............................................    1.18%   1.36%    1.28%     1.07%     0.99%    1.10%
Portfolio turnover rate.............................     100%     97%     102%       58%       40%      29%
Number of shares outstanding at end of period
 (000's)............................................   2,677     462      612     1,111     1,009      800
Net assets at the end of period (000's)............. $30,403  $5,421   $6,414   $11,612   $14,276  $10,304

(a)Fund commenced operations on September 21, 1998.
(b)The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

--------------------------------------------------------------------------------

                                                                             79
                       FINANCIAL HIGHLIGHTS - CONTINUED


Per share data is for a share of capital shares outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                 AG                         AG
                                                        High Yield Bond Fund        Strategic Bond Fund
                                                     -------------------------   ------------------------
                                                             Year Ended                 Year Ended
                                                             August 31,                 August 31,
                                                     -------------------------   ------------------------
                                                      2001      2000   1999/(a)/  2001     2000   1999/(a)/
                                                     ------------------------------------------------------
PER SHARE DATA
Net asset value at beginning of period.............. $  9.28   $ 9.69   $10.00   $  9.82  $ 9.86   $10.00
                                                     ------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)......................    0.88     0.96     0.87      0.77    0.81     0.69
  Net realized and unrealized gain (loss) on
   securities and foreign currency related
   transactions.....................................   (1.12)   (0.41)   (0.31)    (0.23)  (0.01)   (0.16)
                                                     ------------------------------------------------------
  Total income (loss) from investment operations....   (0.24)    0.55     0.56      0.54    0.80     0.53
                                                     ------------------------------------------------------
Distributions from:
  Net investment income.............................   (0.88)   (0.96)   (0.87)    (0.76)  (0.84)   (0.65)
  Net realized gain on securities...................      --       --       --        --      --    (0.02)
                                                     ------------------------------------------------------
  Total distributions...............................   (0.88)   (0.96)   (0.87)    (0.76)  (0.84)   (0.67)
                                                     ------------------------------------------------------
Net asset value at end of period.................... $  8.16   $ 9.28   $ 9.69   $  9.60  $ 9.82   $ 9.86
                                                     ------------------------------------------------------
TOTAL RETURN(b).....................................   (2.20)%   6.01%    5.50%     5.90%   8.43%    5.33%

                                                     ------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets.............    0.99%    0.99%    0.98%     0.89%   0.89%    0.88%
Ratio of expenses to average net assets before
 expense reductions.................................    1.19%    1.62%    1.74%     1.09%   1.51%    1.64%
Ratio of net investment income (loss) to average net
 assets.............................................   10.64%   10.21%    8.51%     8.68%   8.27%    6.76%
Portfolio turnover rate.............................      83%      90%      74%       69%    100%     143%
Number of shares outstanding at end of period
 (000's)............................................   2,095      628      557     1,574     598      537
Net assets at the end of period (000's)............. $17,102   $5,830   $5,397   $15,113  $5,870   $5,296

                                                                AG                         AG 2
                                                          Core Bond Fund            Money Market Fund
                                                     ------------------------   -------------------------
                                                            Year Ended                  Year Ended
                                                            August 31,                  August 31,
                                                     ------------------------   -------------------------
                                                      2001     2000   1999/(a)/  2001     2000    1999/(a)/

PER SHARE DATA
Net asset value at beginning of period.............. $  9.46  $ 9.58   $10.00   $  1.00  $  1.00   $ 1.00

Income (loss) from investment operations:
  Net investment income (loss)......................    0.53    0.61     0.50      0.05     0.06     0.05
  Net realized and unrealized gain (loss) on
   securities and foreign currency related
   transactions.....................................    0.46   (0.12)   (0.39)       --       --       --

  Total income (loss) from investment operations....    0.99    0.49     0.11      0.05     0.06     0.05

Distributions from:
  Net investment income.............................   (0.54)  (0.61)   (0.50)    (0.05)   (0.06)   (0.05)
  Net realized gain on securities...................      --      --    (0.03)       --       --       --

  Total distributions...............................   (0.54)  (0.61)   (0.53)    (0.05)   (0.06)   (0.05)

Net asset value at end of period.................... $  9.91  $ 9.46   $ 9.58   $  1.00  $  1.00   $ 1.00

TOTAL RETURN(b).....................................   10.81%   5.31%    1.12%     5.07%    5.67%    4.66%


RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets.............    0.77%   0.80%    0.80%     0.56%    0.56%    0.54%
Ratio of expenses to average net assets before
 expense reductions.................................    0.99%   1.42%    1.54%     0.71%    1.10%    1.23%
Ratio of net investment income (loss) to average net
 assets.............................................    5.66%   6.39%    5.06%     4.72%    5.65%    4.43%
Portfolio turnover rate.............................     341%    476%     489%        0%     N/A      N/A
Number of shares outstanding at end of period
 (000's)............................................   3,254     573      535    51,979   25,427    9,784
Net assets at the end of period (000's)............. $32,250  $5,420   $5,119   $51,979  $25,427   $9,784

(a)Fund commenced operations on September 21, 1998.
(b)The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

--------------------------------------------------------------------------------

80
                       FINANCIAL HIGHLIGHTS - CONTINUED


Per share data is for a share of capital shares outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                    AG                              AG
                                                     Aggressive Growth Lifestyle Fund Moderate Growth Lifestyle Fund
                                                     -------------------------------  -----------------------------
                                                          Year Ended August 31,           Year Ended August 31,
                                                     -------------------------------  -----------------------------
                                                       2001         2000    1999/(a)/   2001        2000   1999/(a)/
                                                     ---------------------------------------------------------------
PER SHARE DATA
Net asset value at beginning of period..............  $ 14.89     $ 12.77    $10.00    $ 13.42    $ 12.24  $ 10.00
                                                     ---------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)......................     0.18        0.37      0.08       0.30       0.43     0.17
  Net realized and unrealized gain (loss) on
   securities and foreign currency related
   transactions.....................................    (3.59)       3.31      2.74      (2.11)      2.28     2.18
                                                     ---------------------------------------------------------------
  Total income from investment operations...........    (3.41)       3.68      2.82      (1.81)      2.71     2.35
                                                     ---------------------------------------------------------------
Distributions from:
  Net investment income.............................    (0.38)      (1.09)    (0.05)     (0.45)     (1.10)   (0.11)
  Net realized gain on securities...................    (2.28)      (0.47)       --      (1.14)     (0.43)      --
                                                     ---------------------------------------------------------------
  Total distributions...............................    (2.66)      (1.56)    (0.05)     (1.59)     (1.53)   (0.11)
                                                     ---------------------------------------------------------------
Net asset value at end of period....................  $  8.82     $ 14.89    $12.77      10.02    $ 13.42    12.24
                                                     ---------------------------------------------------------------
TOTAL RETURN(b).....................................   (25.08)%     29.91%    28.28%    (14.11)%    23.29%   23.52%
                                                     ---------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets.............     0.10%       0.10%     0.10%      0.10%      0.10%    0.10%
Ratio of expenses to average net assets before
 expense reductions.................................     0.10%       0.10%     0.10%      0.10%      0.10%    0.10%
Ratio of net investment income (loss) to average net
 assets.............................................     0.74%       1.07%     0.76%      2.23%      2.00%    1.60%
Portfolio turnover rate.............................      105%         79%        9%       109%        72%      13%
Number of shares outstanding at end of period
 (000's)............................................    2,136         938       664      3,194      1,209      845
Net assets at the end of period (000's).............  $18,850     $13,963    $8,480    $31,993    $16,222  $10,349

                                                           AG Conservative
                                                        Growth Lifestyle Fund
                                                     --------------------------
                                                        Year Ended August 31,
                                                     --------------------------
                                                      2001      2000    1999/(a)/

PER SHARE DATA
Net asset value at beginning of period.............. $ 11.33   $ 11.73   $10.00

Income (loss) from investment operations:
  Net investment income (loss)......................    0.34      0.46     0.25
  Net realized and unrealized gain (loss) on
   securities and foreign currency related
   transactions.....................................   (1.09)     1.59     1.65

  Total income from investment operations...........   (0.75)     2.05     1.90

Distributions from:
  Net investment income.............................   (0.43)    (0.92)   (0.17)
  Net realized gain on securities...................   (0.68)    (1.53)      --

  Total distributions...............................   (1.11)    (2.45)   (0.17)

Net asset value at end of period.................... $  9.47   $ 11.33   $11.73

TOTAL RETURN(b).....................................   (6.76)%   19.33%   19.00%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets.............    0.10%     0.10%    0.10%
Ratio of expenses to average net assets before
 expense reductions.................................    0.10%     0.10%    0.10%
Ratio of net investment income (loss) to average net
 assets.............................................    3.28%     2.99%    2.29%
Portfolio turnover rate.............................     122%       63%      94%
Number of shares outstanding at end of period
 (000's)............................................   2,062     1,083      633
Net assets at the end of period (000's)............. $19,527   $12,268   $7,429

(a)Fund commenced operations on September 21, 1998.
(b)The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

--------------------------------------------------------------------------------

                                                                             81
NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II - REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of North American Funds Variable Product Series II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of North American Funds Variable Product Series II (comprising, respectively, the International Growth Fund, Goldman Sachs Large Cap Growth, INVESCO MidCap Growth Fund, J.P. Morgan Small Cap Growth Fund, State Street Large Cap Value Fund, Neuberger Berman MidCap Value Fund, Small Cap Value, AG Socially Responsible Fund, AG High Yield Bond, AG Strategic Bond, AG Core Bond, AG 2 Money Market Fund, AG Aggressive Growth Lifestyle Fund, AG Moderate Growth Lifestyle Fund, AG Conservative Growth Lifestyle Fund) as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the North American Funds Variable Product Series II at August 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP
Houston, Texas
October 10, 2001

--------------------------------------------------------------------------------

82
                NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II


BOARD OF TRUSTEES                        State Street Global Advisors
Robert P. Condon                         2 International Place
William F. Devin                         Boston, Massachusetts 02110
Timothy J. Ebner
Gustavo E. Gonzales, Jr.                 Thompson, Siegel & Walmsley, Inc.
Norman Hackerman                         5000 Monument Ave.
Peter A. Hackerman                       Richmond, Virginia 23230
John W. Lancaster
Ben H. Love                              INDEPENDENT AUDITORS
John E. Maupin, Jr.                      Ernst & Young LLP
F. Robert Paulsen                        1221 McKinney Street
                                         Houston, Texas 77010
DISTRIBUTOR
The Variable Annuity Marketing Company   TRANSFER AND SHAREHOLDER
2929 Allen Parkway                       SERVICE AGENT
Houston, Texas 77019                     The Variable Annuity Life
                                         Insurance Company (VALIC)
CUSTODIAN                                2929 Allen Parkway
State Street Bank and Trust Company      Houston, Texas 77019
225 Franklin Street
Boston, Massachusetts 02110              OFFICERS (October, 2001)
                                         Robert P. Condon,
INVESTMENT ADVISER                        Chairman and President
American General Advisers                Evelyn M. Curran,
2929 Allen Parkway                        Vice President
Houston, Texas 77019                     John Packs,
                                          Vice President and Senior Investment Officer
INVESTMENT SUB-ADVISERS                  Nori L. Gabert,
The Variable Annuity Marketing Company    Vice President and Secretary
2929 Allen Parkway                       Robert M. Zakem,
Houston, Texas 77019                      Vice President and Assistant Secretary
                                         Donna Handel,
Fiduciary Management                      Vice President and Assistant Treasurer
Associates, Inc.                         Todd L. Spillane,
55 West Monroe Street, Suite 2550         Chief Compliance Officer and Assistant Secretary
Chicago, Illinois 60603                  Gregory R. Kingston,
                                          Treasurer
Goldman Sachs Asset Management           Katherine Stoner,
32 Old Slip                               Assistant Secretary
New York, New York 10005                 Kathryn A. Pearce,
                                          Assistant Treasurer
INVESCO Funds Group, Inc.                Donald H. Guire,
7800 East Union Avenue                    Assistant Treasurer
Denver, Colorado 80237

J. P. Morgan Investment Management, Inc.
522 Fifth Avenue
New York, New York 10036

Neuberger Berman Management, Inc.
605 Third Avenue,
Second Floor
New York, New York 10158-0180










   This report is for the information of the shareholders and variable contract owners participating in the North American Funds Variable Product Series II (formerly American General Series Portfolio Company 3). It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

   If you would like further information about this material or products issued by VALIC or American General Life Insurance Company, please contact your financial professional.

   "Standard & Poor's(R)", and "S&P 500(R)" are trademarks of Standard & Poor's Corporation. The Russell 2000(R) Index is a trademark/service mark of Frank Russell Trust Company. Russell(TM) is a trademark of the Frank Russell Company.

--------------------------------------------------------------------------------

NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II


PRESRT
STD
U.S. Postage
PAID
Permit No. 5721
Chicago, Ill


P.O. Box 3206
Houston, Texas  77253-3206


American General Financial Group

American General Financial Group is the marketing name and service mark owned and used by American General Corporation and its subsidiaries.